UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05010

THE HUNTINGTON FUNDS

(Exact name of registrant as specified in charter)

2960 North Meridian Street, Suite 300 Attn: Huntington Funds Officer Indianapolis, IN 46208

(Address of principal executive offices) (Zip code)

Ronald J. Corn, Esq. The Huntington National Bank 41 South High Street Columbus, OH 43287

(Name and address of agent for service)

Copies to:

David C. Mahaffey, Esq.

Sullivan & Worcester

1666 K Street, N.W.

Washington, DC 20006

Registrant’s telephone number, including area code: 1-800-253-0412

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item 1. Reports to Stockholders.

Annual

Shareholder

Report

Money Market Funds

Huntington Tax-Free Money Market Fund

Huntington Money Market Fund

Huntington Ohio Municipal Money Market Fund

Huntington U.S. Treasury Money Market Fund

Equity Funds

Huntington Dividend Capture Fund

Huntington Global Select Markets Fund

Huntington Growth Fund

Huntington Income Equity Fund

Huntington International Equity Fund

Huntington Macro 100 Fund

Huntington Mid Corp America Fund

Huntington New Economy Fund

Huntington Real Strategies Fund

Huntington Rotating Markets Fund

Huntington Situs Fund

Huntington Technical Opportunities Fund

Income Funds

Huntington Fixed Income Securities Fund

Huntington Intermediate Government Income Fund

Huntington Mortgage Securities Fund

Huntington Ohio Tax-Free Fund

Huntington Short/Intermediate Fixed Income Securities Fund

Asset Allocation Funds

Huntington Balanced Allocation Fund

Huntington Conservative Allocation Fund

Huntington Growth Allocation Fund

DECEMBER 31, 2010

CLASS A SHARES

TRUST SHARES

Dividend Capture Fund	As of 12/31/10

Management’s Discussion of Fund Performance

Portfolio Manager:

Kirk Mentzer, MBA, Director of Research

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2010, the Huntington Dividend Capture Fund’s Trust Shares and Class A Shares produced total returns (not including the deduction of applicable sales charges) of 13.99% and 13.72%, respectively, based on net asset value. This performance was less than the total return of 15.06% for the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500),1 and less than the 17.12% total return for the Dividend Capture Indices Blend (DCIB).2 The Huntington Dividend Capture A class shares underperformed the benchmark by -1.34%.

The Fund is managed using our top-down style and portfolio construction techniques, which are aimed at producing a high level of stable income and low volatility. In general terms, income-producing stocks and value-oriented investments lagged overall market performance during the fiscal year. Improving market sentiment, policy clarity and increased merger activity all converged late in the year to provide a strong finish for equity markets in 2010. However, the market had to wade through considerable uncertainty to get to its final destination. Sovereign debt issues in Europe at the beginning of summer threatened the durability of the financial system recovery. As a result, the Federal Reserve initiated further bond purchases in late summer to enhance market liquidity. Despite the US mid-term elections and China raising interest rates in the fall, the US equity market was able to power through all these barriers thanks to plentiful liquidity. For all of 2010, the S&P 500 posted a total return of 15.06%. Fourth quarter results were likewise strong at 10.76%. The Fund’s asset allocation efforts were successful in capturing much of the fourth quarter equity market move by selling REITs ( Real Estate Investment Trusts) and Preferred shares in favor of common stocks which were the best performing of the three classes.

Trading activity was responsible for -1.74% of the performance relative to the benchmark while portfolio structure had a positive impact of 0.62%. Portfolio structure can be explained by adding Security Characteristics: -0.01%, Sector Allocation: -1.09% and Security Selection: 1.72%. The three holdings that had the largest positive contribution to the Fund’s performance were Polaris Industries Inc. , Chevron Corp. and A.O. Smith Corp. These three holdings added 1.62% to the fund’s return. The three holdings that had the largest negative contribution to the Funds performance were Avon Products Inc., Pfizer Inc., and Archer Daniels Midland Co. These three holdings subtracted -0.86% from the Fund’s return.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	The DCIB is a custom, blended index comprised of the following three indices with their noted respective weightings: S&P 500 Value Index (40%), Merrill Lynch Fixed Rate Preferred Index (40%) and NAREIT Index (20%). This custom, blended index and its respective weightings are reflective of the Fund’s sector diversification. Indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an Index.

Annual Shareholder Report

Dividend Capture Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.66%
Trust	1.41%

The above expense ratios are from the Funds’ prospectus dated May 1, 2010. Additional information pertaining to the Fund’s expense ratio as of December 31, 2010 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The S&P 500 and DCIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(1)	The Fund commenced operations for all Share classes on March 1, 2001.

†	The S&P 500 and DCIB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Global Select Markets Fund	As of 12/31/10

Management’s Discussion of Fund Performance

Portfolio Manager: Paul W. Attwood, CFA

Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2010, the Huntington Global Select Markets Fund produced total returns (not including the deduction of applicable sales charges) of 15.85% and 15.38% for its Trust and Class A Shares respectively, based on net asset value. This underperformed the total return of 18.88% for the Morgan Stanley Capital International (MSCI) Emerging Market Index (MSCI-EM),1 the Fund’s benchmark index.

From a country perspective, Brazil and China were laggards which negatively affected the performance of the Fund. Some of the smaller emerging markets, such as the Indonesian Jakarta Composite, which appreciated 48.94%, bolstered overall total return. This turned out to be the major theme within the emerging markets for most of the year. A significant outperformance in 2009 along with concerns over overheating economies and inflation kept most of the larger markets in a trading range. The fund has a significant overweight in India which had a weak fourth quarter and played a major role in affecting relative performance.

The developing market currencies once again had positive performances versus the U.S dollar. Concerns over European sovereign debt negatively affected most Eastern European nations even though they are not European Community members. Another theme which is permeated these markets was concern over increasing capital flows and hence rising currencies. After Japan relented to global pressure in the 1990’s allowing the Yen to appreciate too rapidly, their competitiveness suffered dramatically and led to increases in unemployment and what is commonly referred to as the lost decade. Leaders within emerging market countries are committed to avoiding the same mistake. Brazil, for example, has imposed a “tariff” on international investors wanting to purchase Brazilian Real in order to gain exposure to equities or bonds. Other countries are expected to follow suit.

Consumer Discretionary and Staples were the top performing sectors for the year which was beneficial to the Fund’s performance. A major theme of the Fund is focused on the emergence of a middle-class consumer in select Asia and Latin America regions. Energy and Utilities were the weakest areas. Sector performance was highly differentiated on a regional basis. As an example, Brazil’s energy stocks were down over 16% as a group while China’s were up over 19%. Consumer names owned by the Fund produced some significant gains throughout the year, such as Taiwan-based President Chain Store which was up almost 100% and Brazil’s Ambev which was up over 50%. One of the weaker names was Petrobras which was down over 18% due to a large secondary offering during the year.

¿	The composition of the Fund’s holdings is subject to change.
¿	International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial statements.
(1)	The MSCI-EM is a market-capitalization weighted equity index comprising 21 of the 48 countries in the MSCI universe. Each MSCI country index is created separately, then aggregated, without change, into MSCI indices. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

Annual Shareholder Report

Global Select Markets Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	2.16%
Trust	1.91%

The above expense ratios are from the Funds’ prospectus dated May 1, 2010. Additional information pertaining to the Fund’s expense ratio as of December 31, 2010 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The MSCI-EM has been adjusted to reflect reinvestment of dividends on securities in the index.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(1)	The Fund commenced operations for all Share classes on December 30, 2009.

†	The MSCI-EM is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Growth Fund	As of 12/31/10

Management’s Discussion of Fund Performance

Portfolio Manager:

Herb Chen, MBA

Senior Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2010, the Huntington Growth Fund produced total returns (not including the deduction of applicable sales charges) of 10.23% and 9.92% for Trust Shares and Class A Shares, respectively, based on net asset value. This underperformed the total return of 15.05% for the Standard & Poor’s 500 Growth Index (S&P 500 GI), 1 the Fund’s benchmark and a total return of 15.06% for the Standard & Poor’s 500 Index (S&P 500)2 for the reporting period.

Under the management of the previous fund managers, the Growth Fund began the year with a relatively defensively structured portfolio. With the S& P 500 GI being up 3.71%, the Fund lagged by 1.74% at the end of the first quarter.

In April 2010, Herb Chen assumed management responsibility and three major changes were implemented to turn around Fund performance: the Fund was aligned with our forecast of an economic recovery, the number of positions was reduced from greater than 100 to 40, and the Beta of the Fund was increased above 1 to reflect a more aggressive growth portfolio.

In May 2010, the first month after the full rebalancing of the Fund, we began seeing positive relative returns. The Fund’s Trust Shares beat the benchmark by 1.83% in May 2010, and another 0.3% in June 2010. During these months, we were overweight in Consumer Discretionary, Energy, Industrials, and Materials, which typically outperform in an economic recovery.

In third quarter, profits were realized from Consumer Discretionary and re-invested into an overweight in Technology. The Fund delivered a 16.06% return, exceeding the benchmark by 3.43%. Security selection was the largest contributor at 4.57%, followed by security characteristics (-1.10%) and sector allocation (-1.07%). Baidu (2.40%),VMware (1.73%) and Salesforce.com (1.6%) were top stock contributors, representing 5.4%, 5.4% and 5.74% of the portfolio, respectively, at the end of the third quarter.

In the final quarter, Technology was returned to an underweight, with Consumer Discretionary moving back to an overweight. Security characteristics and sector allocation contributed 1.71%, to the Fund’s return, while stock selection reversed course with a -5.17% return. We believe this was more of an anomaly and will be carefully watched going forward. Companies that had appreciated significantly during the year disappointed during earnings release and sold off sharply. Several of these positions were sold to establish a fresh start in 2011.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The S&P 500 GI is a capitalization-weighted index comprised of stocks in the S&P 500 having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

Annual Shareholder Report

Growth Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.47%
Trust	1.22%

The above expense ratios are from the Funds’ prospectus dated May 1, 2010. Additional information pertaining to the Fund’s expense ratio as of December 31, 2010 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The S&P 500 and S&P 500 GI have been adjusted to reflect reinvestment of dividends on securities in the indices.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

†	The S&P 500 and S&P 500 GI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Income Equity Fund	As of 12/31/10

Management’s Discussion of Fund Performance

Portfolio Manager: Craig J. Hardy, CFA, MBA

Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2010, the total returns (not including the deduction of applicable sales charges) for the Huntington Income Equity Fund were 11.59% and 11.31% for Trust Shares and Class A Shares, respectively, based on net asset value. These returns compare with a total return of 15.10% for the Standard & Poor’s 500 Value Index (S&P 500 VI),1 the Fund’s benchmark. The Standard & Poor’s 500 Index (S&P 500)2 returned 15.06% for the same period.

During the fiscal year, the Fund was positioned relatively conservatively, with an emphasis on stocks with above average dividend yields, reasonable dividend growth prospects and value orientation. Constructing the Fund with those characteristics meant that the Fund’s largest sector exposure during the fiscal year was in the Financial sector. This combination of characteristics produced returns for the Fund that were somewhat lower than the return of the S&P 500 VI and the S&P 500 for the reporting period.

The sectors that contributed most positively to the performance of the Fund during the year were Materials, Consumer Discretionary and Telecommunications. These sectors were positively affected by a growing economic environment and economic cyclicality. The sectors that most negatively impacted the Fund’s performance during the reporting period were Information Technology, Health Care and Energy. During a year of general stock market strength, these three sectors provided a degree of earnings stability and lesser economic sensitivity, but showed generally lower returns than some of the more cyclical sectors. The stocks that contributed most positively to the performance of the Fund during the year were Caterpillar Inc., Sara Lee Corp. and Limited Inc. The stocks that most negatively impacted Fund performance during the year were Banco Santander, BP and Sanofi-Aventis. In general, the sale of covered calls as a hedging technique added to the performance of the Fund.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The S&P 500 VI is a capitalization-weighted index comprised of the stocks in the S&P 500 having the lowest price to book ratios and consists of approximately half of the S&P 500 on a market capitalization basis. The S&P multifactor methodology is used to score constituents, which are weighted according to market cap and classified as value. The index has a relatively low turnover. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

Annual Shareholder Report

Income Equity Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.47%
Trust	1.22%

The above expense ratios are from the Funds’ prospectus dated May 1, 2010. Additional information pertaining to the Fund’s expense ratio as of December 31, 2010 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The S&P 500 and the S&P 500 CVI have been adjusted to reflect reinvestment of dividends on securities in the indices.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

†	The S&P 500 and the S&P 500 VI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

International Equity Fund	As of 12/31/10

Management’s Discussion of Fund Performance

Portfolio Manager: Madelynn M. Matlock, CFA, MBA

Director of International Investments

Senior Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2010, the Huntington International Equity Fund produced total returns (not including the deduction of applicable sales charges) of 7.72%, and 7.54% for its Trust Shares and Class A Shares, respectively, based on net asset value. This slightly underperformed the total return of 7.75% for the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East Index (MSCI-EAFE),1 the Fund’s benchmark index.

The Fund’s small shortfall to the MSCI-EAFE was influenced by three main factors: its allocation to sectors, currency and regions, along with trading activity, which offset the beneficial impact from the selection of particular securities. Overall, sector weightings did not contribute to positive relative performance for the year. The portfolio had a less-than-benchmark weighting in materials and consumer discretionary stocks, which were strong contributors to index performance. This was partially offset by an above-index weighting in industrial and technology stocks, which did add value.

The best contributors to overall return were stocks in the industrial sector, including Fanuc and Komatsu in Japan, GEA Group in Germany, and Rolls Royce in the UK. Energy stocks also contributed to relative performance, including the Italian oil service stock Saipem and Canadian-based Cenovus. The currency exposure of the portfolio was slightly negative for performance, with a positive contribution due to an underweight in the euro offset by a lower than index exposure to the Australian dollar and the Swedish krona, which added to the MSCI-EAFE return. The Fund benefitted from a lighter weighting in financial stocks than the index, but one the weakest stocks in the portfolio was Banco Bilbao Vizcaya, which offset some of that positive effect.

The generally negative impact of trading in the portfolio was related to the positive impact of security selection. To control the risk of large position sizes, stock positions are trimmed when they become larger proportions of the portfolio, but in a year when good relative performance for particular stocks tended to persist, this meant reducing exposure to positions that were doing relatively well.

¿	The composition of the Fund’s holdings is subject to change.

¿	International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial statements.

(1)	The MSCI-EAFE is a market-capitalization weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into MSCI indices. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

Annual Shareholder Report

International Equity Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.89%
Trust	1.64%

The above expense ratios are from the Funds’ prospectus dated May 1, 2010. Additional information pertaining to the Fund’s expense ratio as of December 31, 2010 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(1)	The Fund commenced operations for all share classes on March 1, 2001.

†	The MSCI-EAFE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Macro 100 Fund	As of 12/31/10

Management’s Discussion of Fund Performance

Portfolio Manager: Chadd Oviatt, Vice President and Senior Portfolio Manager

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2010, the Huntington Macro 100 Fund produced total returns (not including the deduction of applicable sales charges) for the Fund’s Trust Shares and Class A Shares of 15.60% and 15.30%, respectively, based on net asset value. The Fund outperformed the total return of 15.06% for the Standard & Poor’s 500 Index (S&P 500),1 the Fund’s benchmark index.

The Fund’s outperformance relative to the S&P 500 was, in large part, due to the types of securities owned rather than the overall industry allocations. The Fund benefited from a slightly lower average market capitalization relative to its benchmark and was also positively impacted by other fundamental factors such as average earnings per share, average revenue per share and favorable debt to equity ratios. The major detractor from performance for the year was the Fund’s limited participation in the performance of the Consumer Discretionary sector. The combination of an underweight position in the Consumer Discretionary sector and individual security selection in this sector resulted in the underperformance relative the benchmark’s sector performance. The Financial Sector was also a detractor from performance due to its underweight position.

Despite a change in portfolio managers, which occurred in April of 2010, the Fund continued the process of integrating the quantitative macro-economic research provided by the consulting firm, Laffer Associates, Inc. (where the S & P 500 stocks are ranked according to the output of Laffer’s statistical models) with Huntington Asset Advisors’ recommended sector bias’. It was the combination of these two disciplines that resulted in added value within the investment selection process.

The Macro-economic environment, both domestically and globally, had a significant impact on the portfolio once again this year. The beginning of 2010 seemed to indicate that economic stability was taking hold, and a positive macroeconomic outlook helped to fuel the S&P 500 return of 5.39% in the first quarter. Unfortunately, the second quarter saw a global economy that was shaken by developments in Europe. The S&P 500 was not immune to the global disruption and posted a -11.43% return for the quarter. Of course, the third quarter was a much different story for the S&P 500 as global sentiment improved due in large part to the actions of various governments from around the world, as well as generally better than expected economic numbers. The S&P 500 returned 11.29% for the quarter. This positive momentum continued into the fourth quarter and paved the way for the S&P 500’s 15.06% total return for 2010. The Macro 100 Fund had a similar pattern throughout 2010, but was able to finish the year with a total return of 15.60% for the Trust Shares and 15.30% for the Class A Shares.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

Annual Shareholder Report

Macro 100 Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.82%
Trust	1.57%

The above expense ratios are from the Funds’ prospectus dated May 1, 2010. Additional information pertaining to the Fund’s expense ratio as of December 31, 2010 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(1)	The Fund commenced operations for all share classes on April 30, 2004.

†	The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Mid Corp America Fund	As of 12/31/10

Management’s Discussion of Fund Performance

Portfolio Manager: Christopher M. Rowane, CFA, MBA

Senior Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2010, the Huntington Mid Corp America Fund produced total returns (not including the deduction of applicable sales charges) of 22.94% and 22.61% for the Fund’s Trust Shares and Class A Shares, respectively, based on net asset value. In the same period the Fund’s benchmark, the Standard & Poor’s MidCap 400 Index (S&P 400),1 produced a total return of 26.64% and the Russell Midcap Index (RMCI) 2 produced a total return of 25.48%, while the Lipper Mid Cap Core Average (LMCC)3 returned 22.87%.

The Fund experienced volatility during 2010, subjected to the market lows in the summer months with a strong rebound toward year’s end. The highlight of the mid cap market was that it presented one of the greatest upsides in 2010 compared to other indices, outpacing large caps and slightly ahead of small caps, as represented by the Standard & Poor’s 500 Index (S&P 500)4 and the Standard & Poor’s Small Cap 600 Index (S&P 600)5 respectively.

The Fund underperformed the S&P 400 for 2010, mainly due to being defensive and maintaining higher quality securities. According to a Morningstar research report, only 22% of active mid cap managers have outpaced the S&P 400 index in the past decade, leading us to a strategy where managing risk might be as important as performance in these volatile markets.

The Fund was underweighted in the Consumer Discretionary and Financials sectors, while overweighted in the Energy and Technology sectors. The performance impact of being underweight in Consumer Discretionary lead to underperformance in the Fund, even with holdings like Royal Caribbean Cruises, which gained 85% for the year. The underweight in Financials proved to be a great benefit to performance, avoiding some of the weakest performers in the mid cap universe. Industrials proved to be another bright spot in sector weighting as well as security selection, but not without some volatile holdings, like Cummins Inc., which gained 142% and L-3 Communications Holdings, which fell 17% over the year. The greatest impact came with the under-exposure to Technology, with the index sector holdings registering a 32% return versus the portfolio’s return of 21% for this sector. The challenge was finding companies that met the quality earnings profile without the added incremental risk. The Fund focused on the long-term sector and stock selection attributes that have added to its performance over volatile cycles. The Fund maintained a higher number of holdings than some of its peers to provide greater diversification.6

¿	The composition of the Fund’s holdings is subject to change.

(1)	The S&P 400 is a capitalization weighted index comprised of common stocks representing all major industries in the mid-cap range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	The RMCI measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.
(3)	LMCC figures represent the average of the total returns reported by all of the mutual funds designated by the Lipper Inc. as falling in the category indicated. They do not reflect sales charges.

(4)	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(5)	The S&P 600 is a capitalization-weighted index representing all major industries in the small-cap range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(6)	Diversification does not assure a profit nor protect against loss.

Annual Shareholder Report

Mid Corp America Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.64%
Trust	1.39%

The above expense ratios are from the Funds’ prospectus dated May 1, 2010. Additional information pertaining to the Fund’s expense ratio as of December 31, 2010 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400, RMCI and LMCC have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(1)	The Fund commenced operations for all Share classes on March 1, 2001.

†	The S&P 400 and RMCI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index. The LMCC represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund’s performance.

Annual Shareholder Report

New Economy Fund	As of 12/31/10

Management’s Discussion of Fund Performance

Portfolio Manager: Randy Hare

Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2010, the Huntington New Economy Fund produced total returns (not including the deduction of applicable sales charges) for the Fund’s Trust Shares and Class A Shares of 15.42% and 15.15% respectively, based on net asset value. The Fund’s benchmark, the Standard & Poor’s MidCap 400 Growth Index (S&P 400 GI)1 had a total return of 30.57%, and the Standard & Poor’s Mid Cap 400 Index (S&P 400)2 had a total return of 26.64%, while the Lipper Mid Cap Core Average (LMCC)3 returned 22.78%.

During the year, the Fund’s holdings remained invested in companies producing or benefiting from increased productivity trends. Trading activity was responsible for -6.69% of the performance relative to the benchmark, while portfolio structure had a negative impact of -8.46%. Portfolio structure can be explained by adding Security Characteristics: -0.34%, Sector Allocation: -0.16% and Security Selection: -7.95%.

The Fund’s performance relative to the benchmark was affected by both sector selection and individual stock selection. The Consumer Discretionary and Information Technology sectors provided the largest sources of returns above the benchmark. Consumer Discretionary was a focus in the beginning of the year and the Fund reduced exposure throughout the year. Information Technology remained an overweight sector for the year ending December 31, 2010. The source for the largest underperformance relative to the benchmark was the stock selection in the Financial sector. The Fund’s overweight position in the Energy sector also provided negative relative performance for the Fund during the year. The remaining relative sector weights provided minimal contribution versus the Fund’s benchmark. The Fund’s sector selection process during 2010 continued to be driven by the sector strategy of Huntington Asset Advisors, Inc.

The three holdings that had the largest positive contribution to the Fund’s performance were F5 Networks Inc., CF Industries Holdings Inc. and lululemon athletica inc. These three holdings added 4.95% to the Fund’s return. The three holdings that had the largest negative contribution to the Fund’s performance were iPath S&P 500 Vix Call JAN11 48, Intuitive Surgical Inc. and iPath S&P 500 VIX SH TM FT CALL (0.02%). These three holdings subtracted -1.74% from the Fund’s return.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The S&P 400 GI is designed to provide a comprehensive measure of mid-cap U.S. equity “growth” performance. It is a float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P MidCap 400 that have been identified as being on the growth end of the growth-value spectrum. Indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an Index.

(2)	The S&P 400 is a capitalization-weighted index comprised of common stocks representing all major industries in the mid-range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(3)	LMCC figures represent the average of the total returns reported by all of the mutual funds designated by the Lipper Inc. as falling in the category indicated. They do not reflect sales charges.

Annual Shareholder Report

New Economy Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.84%
Trust	1.59%

The above expense ratios are from the Funds’ prospectus dated May 1, 2010. Additional information pertaining to the Fund’s expense ratio as of December 31, 2010 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400, S&P 400 CG and LMCC have been adjusted to reflect reinvestment of dividends on securities in the indices.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% a ($10,000 investment minus $475 sales load = $9,525).

(1)	The Fund commenced operations for all classes on March 1, 2001.

†	The S&P 400 and S&P 400 CG are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index. The LMCC represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund’s performance.

Annual Shareholder Report

Real Strategies Fund	As of 12/31/10

Management’s Discussion of Fund Performance

Portfolio Manager: Peter Sorrentino, CFA

Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2010, the Huntington Real Strategies Fund produced total returns (not including the deduction of applicable sales charges) of 25.09% and 24.85% for Trust Shares and Class A Shares, respectively, based upon net asset value. The Fund outperformed its benchmark, the S&P GSCI® Index1, which had a total return of 9.03%. The Fund also outperformed the Standard & Poor’s 500 Index (S&P 500)2, which returned 15.06% and the Real Strategies Indices Blend3, which returned 21.90% for the same period.

The Fund’s performance during the year was bifurcated with performance during the opening months of the year driven by agriculture related themes and the closing months of the year driven by energy related themes. Overall, prices for precious metals increased throughout the year, but performance was also bifurcated with gold moving rapidly higher in the opening months only to be supplanted by silver during the second half of the year.

In the realm of agriculture, the Fund’s most successful investments were those in a number of fertilizer producers and machinery manufacturers. This area experienced considerable merger and acquisition activity throughout the year that propelled prices higher for companies around the globe. The Fund’s shares of Sociedad Quimeca y Minera de Chile advanced over 60%, followed by the 58% contribution from Bucyrus International and 56% for AGCO Corp. Not all agriculture related holdings worked however, as witnessed by the 34% decline in Monsanto.

Returns for the Fund’s energy holdings were strongest for coal and uranium, and the unifying theme for both was demand from China. China lacks the infrastructure to fully utilize its domestic coal supply and is increasingly relying upon seaborne supplies to meet its needs. The Chinese began an aggressive reactor construction program some years ago and now many of those stations are reaching the fueling stage. This demand, combined with refueling needs for existing stations around the world, sent the prices for uranium mining companies higher. The Fund’s shares of Uranium Energy Corp. advanced Fund’s coal holdings, Arch Coal enjoyed the largest advance, picking up 63%, while shares of Peabody Energy added 41%. Again, as with agriculture, not all coal stocks were positive for the year, as shares of James River Coal slipped 8%.

The Fund did benefit from the resurgence of merger and acquisition activity during the year where. While the attempt by BHP to acquire Potash failed, it served to sustain the run-up in price that swept the group during the Agrium CF Industries transaction. This was also evident in the equipment sector, as Caterpillar’s bid for the shares of Bucyrus International served to boost the price for shares of Deer & Co. and AGCO Corp.

¿	The composition of the Fund’s holdings is subject to change.

(1)

The S&P GSCI® Index measures general price movements and inflation in the world economy. The Index is calculated primarily on a world production-weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets. The Fund’s investment adviser elected to change the benchmark index from the S&P 500 to the S&P GSCI® Index because the S&P GSCI® Index is more reflective of the securities in which the Fund invests. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

(2)	The S&P 500 is a capitalization-weighted Index comprised of 500 stocks and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(3)	The Real Strategies Indices Blend is a custom blended index comprised of the following two indices with their noted respective weightings; Reuters/Jefferies CRB Total Return Index (50%) and NAREIT Index (50%). The Reuters/Jefferies CRB Total Return Index is a commodity index, a basket of exchange-traded futures contracts representing long-only positions in underlying commodities. Indices typically include a variety of commodity sectors to provide investors broader exposure to commodities as an asset class and free the investor from the mechanics of future trading (e.g., contract rolling and physical delivery). The index return does not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index return assumes reinvestment of all distributions and does not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index, however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of benchmark Index. The NAREIT represents returns for the National Association of Real Estate Investment Trust Equity Index. The indices are unmanaged and, unlike the Fund, are not affected by cashflows.

Annual Shareholder Report

Real Strategies Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.77%
Trust	1.52%

The above expense ratios are from the Funds’ prospectus dated May 1, 2010. Additional information pertaining to the Fund’s expense ratio as of December 31, 2010 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500, S&P GSCI and CRB/NAREIT have been adjusted to reflect reinvestment of dividends on securities in the indices.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(1)	The Fund commenced operations for all Share classes on May 1, 2007.

†	The S&P 500, S&P GSCI and CRB/NAREIT are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Rotating Markets Fund	As of 12/31/10

Management’s Discussion of Fund Performance

Portfolio Manager: Paul Koscik, JD

Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2010, the Huntington Rotating Markets Fund produced total returns (not including the deduction of applicable sales charges 6.07% and 5.90% for Trust Shares and Class A Shares, respectively, based on net asset value. This underperformed the total return of 15.06% for the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500).1

The Rotating Markets Fund finished 2009 invested in the Global segment of the stock market having significantly outperformed its benchmark, the S&P 500, by more than 650 basis points. 2010 began with the Fund still invested in the global segment. As the year progressed, it became apparent that international stocks were becoming a drag on performance. Concerns about the fiscal stability of the European Union in general, and such countries as Greece and Ireland in particular, were causing investors to shift funds toward the US. In response to the shifting investment environment, the Fund elected to rotate to the Large Cap segment of the stock market. Because the equity markets had staged a massive rally from the March, 2009 bottom (the S&P 500 for example was up 60%) without any significant correction, it was decided to emulate the Dow Jones Industrial Average, which is a conservative equity index. This index is viewed as one of the best indices to own in the event of a sharp correction. Unfortunately, no correction occurred after the rotation on September 1, 2010. In fact, the rally continued the rest of the year with the more aggressive S&P 500 handily outperforming the more conservative Dow Jones Industrial Average. Although the Fund underperformed the S&P 500 Index because of its conservative stance regarding the equity market, it is well positioned in the event that a correction does occur.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

Annual Shareholder Report

Rotating Markets Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	2.31%
Trust	2.06%

The above expense ratios are from the Funds’ prospectus dated May 1, 2010. Additional information pertaining to the Fund’s expense ratio as of December 31, 2010 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(1)	Trust Shares and Class A Shares commenced operations on May 1, 2001.

†	The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Situs Fund	As of 12/31/10

Management’s Discussion of Fund Performance

Portfolio Manager: B. Randolph Bateman, CFA

Chief Investment Officer

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2010, the Huntington Situs Fund produced total returns (not including the deduction of applicable sales charges) of 26.71% and 26.47% for Trust Shares and Class A shares, respectively, based on net asset value. The Fund experienced a strongly positive relative performance versus its benchmark, the Standard & Poor’s Small Cap 600 Index (S&P 600),1 which had a total return of 26.31% for the same period. This represented a return for the Fund’s Trust Shares that was 40 basis points above the benchmark index. This was the second consecutive year that the fund exceeded the unmanaged benchmark.

The Fund also outperformed the Standard & Poor’s 500 Index (S&P 500),2 the broader stock market index, which had a return of 15.06% for the reporting period. The Fund continued to focus on its approach of utilizing, among other things, strict quantitative analysis, industry sector emphasis or de-emphasis according to the policy guidelines established by Huntington Asset Advisors, Inc.’s Investment Policy Committee and selecting stocks of companies with geographical location advantages. These factors contributed to the Fund outperforming its benchmark and market peers over the longer term and were significant in the over performance achieved in 2010.

During the reporting period, the economy moved from a rebound phase to an expansion and most markets reflected this positive movement in the economy. The small and mid cap stocks, however, seemed to fair the best in this environment and their performance significantly outperformed their larger counterparts. The sectors that outperformed in the Situs Fund were Energy and Materials, of which the Fund held an overweight position during much of the year. It was difficult to develop investment strategies in the market environment of 2010. There was a lack of sector leadership on any consistent basis and there were considerable swings in daily performance in individual names as well as industries. The Situs Fund wrote few options during the year as market conditions were not favorable, but with two years of strong back to back performance (+25% each), it is likely that the manager will employ more coverage strategies in 2011. In addition, we anticipate that the Energy and Material sectors will be lightened during the year as capital gains situations are considered. The Fund had taken a large amount of gains during the 2010 tax period and the manager was hesitant to incur greater taxes in order to balance the sector weights.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The S&P 600 is a capitalization-weighted index representing all major industries in the small-cap range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

Annual Shareholder Report

Situs Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.66%
Trust	1.41%

The above expense ratios are from the Funds’ prospectus dated May 1, 2010. Additional information pertaining to the Fund’s expense ratio as of December 31, 2010 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 600 and S&P 500 have been adjusted to reflect reinvestment of dividends on securities in the indices.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(1)	The Fund commenced operations for all classes on September 30, 2002.

†	The S&P 600 and S&P 500 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Technical Opportunities Fund	As of 12/31/10

Management’s Discussion of Fund Performance

Co-Portfolio Managers:

Martina Cheung, CFA, CMT, MBA

Vice President

Portfolio Manager: Paul Koscik, JD

Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2010, the Huntington Technical Opportunities Fund produced total returns (not including the deduction of applicable sales charges) of 7.72% and 7.48% for Trust Shares and Class A Shares, respectively, based on net asset value. The Fund underperformed the total return of 15.06% for the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500)1, for the same time period.

The Fund commenced operations in 2010 with 36% of its portfolio invested in international equities. Although this exposure was very helpful to performance in 2009, the holdings in the Exchange Traded Funds with exposure to certain Emerging Markets (South Korea, Brazil and Singapore) had a very negative impact on performance in the first quarter of the year. In fact, the Fund’s underperformance for all of 2010 was largely due its first quarter results.

The rest of the year was characterized by restructuring the portfolio to add more international exposure, with an emphasis on emerging markets, and gaining exposure to various commodities. This strategy was pursued because these areas would most likely be beneficiaries of any global recovery. The added exposure was accomplished by purchasing individual equities that looked promising using technical analysis. Purchases were made all over the world including companies located in Mexico, Australia, Israel, Russia, South Africa, and China. These purchases were complemented by adding exposure to various commodities through the purchase of companies with exposure to oil, platinum, copper, and gold. As a result of the portfolio changes, the Fund had comparable performance to the S&P 500 Index for the remainder of the year. As we look forward to the year 2011, the Fund is well positioned to benefit from a global recovery.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

Annual Shareholder Report

Technical Opportunities Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	3.18%
Trust	2.93%

The above expense ratios are from the Funds’ prospectus dated May 1, 2010. Additional information pertaining to the Fund’s expense ratio as of December 31, 2010 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(1)	The Fund commenced operations for all Share classes on May 1, 2008.

†	The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Fixed Income Securities Fund	As of 12/31/10

Management’s Discussion of Fund Performance

Portfolio Manager: Kirk Mentzer, MBA

Senior Vice President and Director of Research

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2010, the Huntington Fixed Income Securities Fund’s Trust Shares and Class A Shares produced total returns (not including the deduction of applicable sales charges) of 5.75% and 5.50%, respectively, based on net asset value. These returns compared to the Fund’s benchmark, the Barclays Government/Credit Bond Index (BGCBI),1 which had a total return of 6.59% for the same period. The Fund’s returns were below the 7.73% total return of the Lipper Intermediate Investment Grade Debt Funds Average,2 the Fund’s peer group.

In 2010, corporate bonds posted another positive year with excess returns beating Treasury securities by 2.8%. Agency and mortgage securities experienced a similar effect during the year as well, with gains exceeding +0.8% and 2.7% respectively above Treasury markets. Treasury yields rose substantially in the fourth quarter on improving economic growth, erasing most of the decline that occurred earlier in 2010, leaving Treasuries as one of the worst performing segments for both the year and final quarter of 2010. For the year, broad fixed income market indices produced a total return of 6.59%, as measured by the BGCBI.

The Fund’s Trust Share’s gross returns for the fiscal year exceeded the benchmark index by 0.24% when measured on a gross of fee basis. Net of fees, the Fund trailed both the index and peer groups. Positive contributors to Fund performance included tactical purchases of corporate bonds when yield premiums were attractive. Overall for the year, the Fund’s exposure to corporate bonds had a positive impact on performance. Detractors from Fund relative performance were predominantly related to the Fund upgrading its holdings to higher quality issuers. Purchases of Treasury and agency securities did not produce the total returns expected and relative performance was negatively impacted

¿	The composition of the Fund’s holdings is subject to change.

(1)	The BGCBI comprises bonds that are investment grade rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s, if unrated by Moody’s. Issues must have at least one year to maturity. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

Annual Shareholder Report

Fixed Income Securities Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 3.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.34%
Trust	1.09%

The above expense ratios are from the Funds’ prospectus dated May 1, 2010. Additional information pertaining to the Fund’s expense ratio as of December 31, 2010 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The BGCBI has been adjusted to reflect reinvestment of dividends on securities in the index.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 3.75% ($10,000 investment minus $375 sales load = $9,625).

†	The BGCBI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Intermediate Government Income Fund	As of 12/31/10

Management’s Discussion of Fund Performance

Portfolio Manager: William G. Doughty; MBA

Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2010, the Huntington Intermediate Government Income Fund produced total returns (not including the deduction of applicable sales charges) of 4.64%, and 4.38% for Trust and Class A Shares, respectively, based on net asset value. This compared with the return of the Barclays Intermediate Government/Credit Index (BIGC),1 the Fund’s benchmark, return of 5.89%, the Merrill Lynch U.S. Treasuries/Agencies 1-10 Years Index’s (G5A0 1-10)2 return of 4.93% and the Lipper Short-Intermediate Government Funds Average3 of 3.54% for the same period.

During 2010, the Barclays U.S. Aggregate Bond Index 4, which represents a broad bond market index, showed a return of 6.15%. Sector performance favored the corporate bond market by a wide margin. This was the second year in a row where corporate bonds outperformed other asset classes. The Fund’s underperformance against its benchmark index, the BIGC, was due to the asset mix of the portfolio. The Fund had a heavy weighting in Treasuries and Agencies, which were the fixed income asset classes with the two worst returns in 2010. The mortgage portion of portfolio did benefit the Fund, as mortgage securities had good relative performance in 2010, despite the Treasury purchase program of mortgage securities ending in the first quarter of 2010.

¿	The composition of the Fund’s holdings is subject to change.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

(1)	The BIGC is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	The MLTA 1-10 tracks the current 10-year Treasury securities. This index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(3)	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

(4)	The Barclay’s U.S. Aggregate Bond Index is composed of securities from the Barclay’s Government/Corporate Bond Index, Mortgage Securities Index and the Asset Based Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

Annual Shareholder Report

Intermediate Government Income Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 3.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.36%
Trust	1.11%

The above expense ratios are from the Funds’ prospectus dated May 1, 2010. Additional information pertaining to the Fund’s expense ratio as of December 31, 2010 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The BIGC and MLTA 1-10 have been adjusted to reflect reinvestment of dividends on securities in the indices.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 3.75% ($10,000 investment minus $375 sales load = $9,625).

†	The BIGC and MLTA 1-10 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Mortgage Securities Fund	As of 12/31/10

Management’s Discussion of Fund Performance

Co-Portfolio Managers:

William G. Doughty, MBA

Vice President

Gustave J. Seasongood

Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2010, the Huntington Mortgage Securities Fund produced returns (not including the deduction of applicable sales charges) of 5.21% and 5.03% for the Fund’s Trust and Class A Shares, respectively, based on net asset value. This compared to the total return of 5.37% for the Fund’s benchmark, the Barclays Mortgage Backed Securities Index (BMBSI),1 and the Lipper U.S. Mortgage Funds Average2 return of 6.74% for the same reporting period.

During 2010, the mortgage market was generally even with Treasuries securities. Mortgages had a return of 5.37%, as measured by the BMBSI for the year, compared to a return of 5.88% for Treasuries. The Agency position also had a negative effect on the portfolio. The small underperformance of the Fund was due to its more defensive nature as it owned both 15 and 20 year mortgages. The 10% exposure to the REIT (Real Estate Investment Trust) market, which was up from 5% last year, helped the Fund’s return. As measured by the NAREIT Index (NAREIT),3 REITs produced a return of 27.95%.

¿	The composition of the Fund’s holdings is subject to change.

Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

(1)	The BMBSI is composed of all fixed securities mortgage pools by the Government National Mortgage Association (GNMA), Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, including GNMA Graduated Payment Mortgages. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges

(3)	The NAREIT Index represents returns for the National Association of Real Estate Investment Trust Equity Index. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

Annual Shareholder Report

Mortgage Securities Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 3.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.38%
Trust	1.13%

The above expense ratios are from the Funds’ prospectus dated May 1, 2010. Additional information pertaining to the Fund’s expense ratio as of December 31, 2010 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The BMBSI has been adjusted to reflect reinvestment of dividends on securities in the index.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 3.75% ($10,000 investment minus $375 sales load = $9,625).

†	The BMBSI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Ohio Tax-Free Fund	As of 12/31/10

Management’s Discussion of Fund Performance

Portfolio Manager: Kathy Stylarek

Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2010, the Huntington Ohio Tax-Free Fund’s Trust Share and Class A Shares produced total returns (not including the deduction of applicable sales charges) of 1.85% and 1.60%, respectively, based on net asset value. The Fund’s benchmark, the Barclays 7-YearMunicipal Bond Index (B7MB),1 returned 4.25% for the same period. The Lipper Other States Intermediate Municipal Debt Funds Average,2 the Fund’s peer group, had a total return of 0.95% for the reporting period.

The Fund was positioned more defensively than its benchmark with a shorter duration, which resulted in a lower but consistent relative performance for the year. The Fund outperformed its Lipper peer group and was positively impacted by the strong performance of municipals in the intermediate range of the curve. The higher quality, intermediate curve performed well the second half of the year. Municipal bonds began the year with the ratio of municipals to Treasuries paying 53-96% of what Treasury yields were paying.3 By the end of the year the yield ratio of municipals to Treasuries was back to the 86-170% levels. The number of new deals continued to increase but at a decreasing rate throughout the year. Also, it should be mentioned that approximately 40% of the new deals that came to market were of the Build America Bond (taxable) type that did not help us with the inventory shortage.

In general, the low quality bond sector began the year strong but then dipped in value by year end. The second half of 2010 recaptured the gains it had picked up in the high yield, long bond market in the first half of the year. Additionally, the bond sector exhibited a great deal of volatility with buy and sell spreads widening. However, the Fund’s steady performance in the municipal market came from its holdings in higher quality general obligation and essential service bonds. The yield spread between low quality and high quality bonds began to widen especially during the second half of the fiscal year. The best predictable value was from the highest quality municipals, which positively affected the Fund’s performance.

We were also able to capitalize on some sectors that we usually do not participate in because bonds are priced with not enough yield. We took positions in some Housing bonds and some Zero Coupon bonds that offered good value against the current yield curve. The Housing bonds gave us the ability to shorten the duration while maintaining the same yield. The Zero Coupon bonds also offered good yield and offset some of the NAV reduction from the Premium Bond amortization within the fund. Both sectors offered stability and yield. Our focus remained on the non-AMT bonds, which pay income that is tax-free.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The B7MB is comprised of intermediate term, investment grade, tax-exempt bonds with maturities between 6 and 8 years. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the respective category indicated. They do not reflect sales charges.

(3)	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

Income generated by this Fund may be subject to the federal alternative minimum tax.

Annual Shareholder Report

Ohio Tax-Free Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 3.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.45%
Trust	1.20%

The above expense ratios are from the Funds’ prospectus dated May 1, 2010. Additional information pertaining to the Fund’s expense ratio as of December 31, 2010 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The B7MB has been adjusted to reflect reinvestment of dividends on securities in the index.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 3.75% ($10,000 investment minus $375 sales load = $9,625).

†	The B7MB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Short/Intermediate Fixed Income Securities Fund	As of 12/31/10

Management’s Discussion of Fund Performance

Portfolio Manager: William G. Doughty, MBA

Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2010, the Huntington Short/Intermediate Fixed Income Securities Fund produced total returns (not including the deduction of applicable sales charges) of 2.99% and 2.78% for the Fund’s Trust and Class A Shares, respectively, based on net asset value. This compared with a return for the Merrill Lynch 1-5 Year Corporate/Government Credit Index (ML 1-5YGC),1 the Fund’s benchmark index, of 4.17%, and the Lipper Short-Intermediate Investment Grade Debt Fund Average2 of 5.49% for the same period.

Overall, performance of the Fund for 2010 was lower than similar funds and the benchmark index due to the Fund’s underweight in the Treasury market. During 2010, Treasuries had a return of 5.88% for the year.3 Agencies had a return of 4.61%, while corporate bonds had a return of 9.52%. At fiscal year end, the Fund held 60% of its portfolio in corporate debt, 36% in federal agencies, 3.0% in Treasuries and 2% in cash. Corporate bonds experienced another good year as spreads tightened to Treasuries, liquidity returned to the markets and accounts were willing to take on more risk. Also affecting the performance was the shorter nature of the Fund and its more defensive posture with the expectation of higher rates. The two-year Treasury had a return of 2.28%, while the 5-year Treasury had a return of 6.76%. The duration of the Fund was 2.4 years.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The ML 1-5YGC trades short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 4.99 years. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

(3)	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

Annual Shareholder Report

Short/Intermediate Fixed Income Securities Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 1.50% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.36%
Trust	1.11%

The above expense ratios are from the Funds’ prospectus dated May 1, 2010. Additional information pertaining to the Fund’s expense ratio as of December 31, 2010 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The ML1-5YGC has been adjusted to reflect reinvestment of dividends on securities in the index.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 1.50% ($10,000 investment minus $150 sales load = $9,850).

(1)	Class A Shares commenced operations on May 9, 2003. Prior to May 9, 2003, performance is based on the performance of Trust Shares adjusted for the Class A Shares 12b-1 fees and sales charge.

†	The ML 1-5YGC is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Balanced Allocation Fund	As of 12/31/10

Management’s Discussion of Fund Performance

Manager: Paula Jurcenko

Senior Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2010, the Huntington Balanced Allocation Fund Class A Shares produced a total return (not including the deduction of applicable sales charges) of 9.14% based on net asset value. This performance compares to the 15.06% total return of its benchmark, the Standard and Poor’s 500 Index (S&P 500)1 and the 11.87% total return for the Balanced Allocation Indices Blend (BAIB)2 for the same period.

Huntington Asset Advisor’s Inc. utilizes optimization software and both internal and external research to analyze the economy and the capital markets to determine the optimal allocation of asset classes to capitalize on current market conditions. Based on these models, the manager constructs the portfolio of the underlying Huntington Funds that comprise the Balanced Allocation Fund. During 2010, this resulted in four tactical allocation changes that were implemented in the Fund.

The first tactical allocation change occurred in April when the Fund increased holdings in the International Equity class, bringing the Fund to an equal weight in this category. The fiscal train wreck in Greece led to a wave of concern about sovereign debt levels and their sustainability, even in the “core” of Europe (France and Germany). The poor sentiment spread to both the U.S. and Japanese markets as well. Due to these concerns, International Equity exposure was further reduced to an underweight position with another tactical change in May. This increased the Fund’s exposure to the Domestic Equity class. The Fund continued to maintain an underweight in Fixed Income, as compared to the Fund’s target allocations. In early July of the third quarter, the Fund reduced its Equity exposure to neutral and increased exposure to cash. Again in September, there was an opportunity to take advantage of a market rally and further reduce the Fund’s equity exposure and increase exposure to Fixed Income.

At the end of 2010, the Balanced Allocation Fund had a 60% allocation to equity funds. Of particular importance to the Fund’s performance were the two largest equity fund holdings in the portfolio, the Huntington International Equity Fund (12.8% of the portfolio) and the Huntington Macro 100 Fund (8.9% of the portfolio). For the year ended December 31, 2010, the Huntington International Equity Fund Trust shares returned 7.72%, which slightly underperformed the 7.75% return of its benchmark, the MSCI Europe, Australasia and Far East Index (EAFE) for the same period. The Huntington Macro 100 Fund Trust shares returned 15.60%, which outperformed the 15.06% return of its benchmark, the S&P 500 Index.

At the end of 2010, the Balanced Allocation Fund had an allocation of 37% to fixed-income funds. The two largest holdings in this category were represented by the Huntington Fixed Income Securities Fund (16.9% of the portfolio) and the Huntington Intermediate Government Income Fund (7.9% of the portfolio). The Fixed Income Securities Fund Trust Shares attained a total return of 5.75% compared to the 6.59% return of its benchmark, the Barclays Government/Credit Index, for the year ended December 31, 2010. The Intermediate Government Income Fund Trust Shares had a return of 4.64% for the same time period, which compared to the total return for the Barclays Capital Intermediate Govt./Credit Index return of 5.89%.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	The Balanced Allocation Blended Benchmark is a custom blended index comprised of the following two indices with their noted respective weightings: Standard & Poor’s 500 Index (60%) and the Barclays U.S. Aggregate Bond Index (40%). The Barclays U.S. Aggregate Index is comprised of securities from the Barclays Government/Corporate Bond Index, Mortgage Securities Index and the Asset Based Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index. The S&P 500 Index is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

Annual Shareholder Report

Balanced Allocation Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratio
A	1.90%

The above expense ratios are from the Funds’ prospectus dated May 1, 2010. Additional information pertaining to the Fund’s expense ratio as of December 31, 2010 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The S&P 500 and BAIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(1)	The Fund commenced operations on July 31, 2009.

†	The S&P 500 and BAIB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Conservative Allocation Fund	As of 12/31/10

Management’s Discussion of Fund Performance

Manager: Paula Jurcenko

Senior Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2010, the Huntington Conservative Allocation Fund Class A Shares produced a total return (not including the deduction of applicable sales charges) of 5.70% based on net asset value. This performance compares to the 6.54% total return of its benchmark, the Barclay’s U.S. Aggregate Bond Index (BUSAI)1 and 8.40% total return for the Conservative Allocation Indices Blend (CAIB)2 for the same period.

Huntington Asset Advisors, Inc. utilizes optimization software and both internal and external research to analyze the economy and the capital markets to determine the optimal allocation of asset classes to capitalize on current market conditions. Based on these models, the manager constructs the portfolio of the underlying Huntington Funds that comprise the Conservative Allocation Fund. During 2010, this resulted in four tactical allocation changes that were implemented in the Fund.

The first tactical allocation change occurred In April when the Fund increased holdings in the International Equity class, bringing the Fund to an equalweight in this category. The fiscal train wreck in Greece led to a wave of concern about sovereign debt levels and their sustainability, even in the “core” of Europe (France and Germany). The poor sentiment spread to both the U.S. and Japanese markets as well. Due to these concerns, International Equity exposure was further reduced to an underweight position with another tactical change in May. This increased the Fund’s exposure to the Domestic Equity class. The Fund continued to maintain an underweight in Fixed Income, as compared to the Fund’s target allocations. In early July of the third quarter, the Fund reduced its Equity exposure to neutral and increased exposure to Cash. Again in September, there was an opportunity to take advantage of a market rally and further reduce the Fund’s equity exposure and increase exposure to Fixed Income.

At the end of 2010, the Conservative Allocation Fund had an allocation of 76% to fixed income funds. The two largest holding in this category were represented by the Huntington Fixed Income Securities Fund (34.6% of the portfolio) and the Huntington Intermediate Government Income Fund (16.1% of the portfolio). The Fixed Income Securities Fund Trust Shares attained a total return of 5.75%, compared to the 6.59% return of its benchmark, the Barclays Government/Credit Index, for the year ended December 31, 2010. The Intermediate Government Income Fund’s Trust Shares had a return of 4.64% for the same time period, which compared to the total return for the Barclays Capital Intermediate Govt./Credit Index return of 5.89%.

At the end of 2010, the Conservative Allocation Fund had a 20% allocation to equity funds. Of particular importance to the Fund’s performance were the two largest equity fund holdings in the portfolio, the Huntington International Equity Fund (4.2% of the portfolio) and the Huntington Macro 100 Fund (2.9% of the portfolio). For the year ended December 31, 2010, the Huntington International Equity Fund Trust shares returned 7.72%, which slightly underperformed the 7.75% return of its benchmark, the MSCI Europe, Australasia and Far East Index (EAFE) for the same period, while the Huntington Macro 100 Fund Trust shares returned 15.60%, which outperformed the 15.06% return of its benchmark, the S&P 500 Index.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The Barclay’s U.S. Aggregate Bond Index is composed of securities from the Barclay’s Government/Corporate Bond Index, Mortgage Securities Index and the Asset Based Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	The Conservative Allocation Blended Benchmark is a custom blended index comprised of the following two indices with their Index (80%). The Barclays U.S. Aggregate Index is comprised of securities from the Barclays Government/Corporate Bond Index, Mortgage Securities Index and the Asset Based Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index. The S&P 500 Index is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

Annual Shareholder Report

Conservative Allocation Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratio
A	1.90%

The above expense ratios are from the Funds’ prospectus dated May 1, 2010. Additional information pertaining to the Fund’s expense ratio as of December 31, 2010 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The BUSAI and CAIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(1)	The Fund commenced operations on July 31, 2009.

†	The BUSAI and CAIB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Growth Allocation Fund	As of 12/31/10

Management’s Discussion of Fund Performance

Manager: Paula Jurcenko

Senior Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2010, the Huntington Balanced Allocation Fund Class A Shares produced a total return (not including the deduction of applicable sales charges) of 10.69% based on net asset value. This performance compares to the 15.06% total return of its benchmark, the Standard and Poor’s 500 Index (S&P 500)1 and the 13.50% total return for the Growth Allocation Indices Blend (GAIB)2 for the same period.

Huntington Asset Advisor’s Inc. utilizes optimization software and both internal and external research to analyze the economy and the capital markets to determine the optimal allocation of asset classes to capitalize on current market conditions. Based on these models, the manager constructs the portfolio of the underlying Huntington Funds that comprise the Conservative Allocation Fund. During 2010, this resulted in four tactical allocation changes that were implemented in the Fund.

The first tactical allocation change occurred In April when the Fund increased holdings in the International Equity class, bringing the Fund to an equal weight in this category. The fiscal train wreck in Greece led to a wave of concern about sovereign debt levels and their sustainability, even in the “core” of Europe (France and Germany). The poor sentiment spread to both the U.S. and Japanese markets as well. Due to these concerns, International Equity exposure was further reduced to an underweight position with another tactical change in May. This increased the Fund’s exposure to the Domestic Equity class. The Fund continued to maintain an underweight in Fixed Income, as compared to the Fund’s target allocations. In early July of the third quarter, the Fund reduced its Equity exposure to neutral and increased exposure to Cash. Again in September, there was an opportunity to take advantage of a market rally and further reduce the Fund’s equity exposure and increase exposure to Fixed Income.

At the end of 2010, the Growth Allocation Fund had an 80% allocation to equity funds. Of particular importance to the Fund’s performance were the three largest equity fund holdings in the portfolio, the Huntington International Equity Fund (17.0% of the portfolio), the Huntington Macro 100 Fund (11.9% of the portfolio) and Huntington Income Equity Fund (11.7% of the portfolio). For the year ended December 31, 2010, the Huntington International Equity Fund Trust Shares returned 7.72%, which slightly underperformed the 7.75% return of its benchmark, the MSCI Europe, Australasia and Far East Index (EAFE) for the same period, while the Huntington Macro 100 Fund Trust Shares returned 15.60%, which outperformed the 15.06% return of its benchmark, the S&P 500 Index. The Income Equity Fund Trust Shares returned 11.59%, which underperformed the 15.06% return of its benchmark, the S&P 500 Index.

At the end of 2010, the Growth Allocation Fund had an allocation of 17% to fixed income funds. The largest holding in this category was represented by the Huntington Fixed Income Securities Fund (7.8% of the portfolio). The Fixed Income Securities Fund Trust Shares attained a total return of 5.75%, compared to the 6.591% return of its benchmark, the Barclays Government/Credit Index, for the year ended December 31, 2010.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	The Growth Allocation Blended Benchmark is a custom blended index comprised of the following two indices with their noted respective weightings: Standard & Poor’s 500 Index (80%) and the Barclays U.S. Aggregate Bond Index (20%). The Barclays U.S. Aggregate Index is comprised of securities from the Barclays Government/Corporate Bond Index, Mortgage Securities Index and the Asset Based Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index. The S&P 500 Index is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

Annual Shareholder Report

Growth Allocation Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratio
A	1.90%

The above expense ratios are from the Funds’ prospectus dated May 1, 2010. Additional information pertaining to the Fund’s expense ratio as of December 31, 2010 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The S&P 500 and GAIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(1)	The Fund commenced operations on July 31, 2009.

†	The S&P 500 and GAIB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Huntington Tax Free Money Market Fund	December 31, 2010

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Demand Notes	73.6%
General Market Notes	26.4%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of December 31, 2010, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

Municipal Bonds — 92.3%
Colorado — 5.3%
$1,000,000	Colorado Educational & Cultural Facilities Authority Revenue, National Jewish Federation , Series A-8, (LOC - Bank of America N.A.), 0.290%, 9/1/35 (a)	$1,000,000
1,500,000	Colorado Educational & Cultural Facilities Authority Revenue, National Jewish Federation, Series D-3, (AGM Ins. LOC - JPMorgan Chase Bank), 0.290%, 12/1/37 (a)	1,500,000
350,000	Colorado Housing & Finance Authority, (Fannie Mae Ins.), 0.300%, 10/15/16 (a)	350,000
350,000	Colorado Housing & Finance Authority, (Fannie Mae Ins.), 0.300%, 10/15/16 (a)	350,000
500,000	Colorado Housing & Finance Authority, (Fannie Mae Ins.), 0.330%, 10/15/16 (a)	500,000
700,000	Colorado Holland Creek Metropolitan District Revenue, (LOC - Bank of America N.A.), 0.330%, 6/1/41 (a)	700,000
		4,400,000
Connecticut — 0.1%
100,000	Farmington, CT, G.O., 3.250%, 2/15/11	100,295
Florida — 35.1%
800,000	Broward County, FL, Education Facilities Authority Revenue, (LOC - Bank of America N.A.), 0.330%, 4/1/20 (a)	800,000
2,990,000	Broward County, FL, School Board, Certificate Participation, (AGM Ins.), 0.420%, 7/1/21 (a)	2,990,000
1,365,000	Broward County, FL, Housing Finance Authority Revenue, (Freddie Mac Ins.), 0.320%, 12/1/29 (a)	1,365,000

Principal Amount		Value

Municipal Bonds — (Continued)
Florida — (Continued)
$5,000,000	Broward County, FL, School Board, Certificate Participation, Series B, (AGM Ins. SPA - Dexia Credit Local), 0.330%, 7/1/31 (a)	$5,000,000
100,000	Broward County, FL, Education Facilities Authority Revenue, (LOC - Citibank N.A.), 0.310%, 11/1/31 (a)	100,000
85,000	Charlotte County, FL, Utility Revenue, Series B, (AGM Ins.), 0.369%, 10/1/21 (a)	85,000
550,000	Duval County, FL, Housing Finance Authority Revenue, (LOC - U.S. Bank N.A.), 0.340%, 7/1/25 (a)	550,000
1,580,000	Florida Housing Finance Agency Revenue, Series B, (Fannie Mae Ins. LOC - FNMA), 0.340%, 8/1/11 (a)	1,580,000
1,800,000	Florida State Department Environmental Protection Preservation Revenue, Series A, (Assured Guaranty), 0.290%, 7/1/27 (a)	1,800,000
425,000	Fort Pierce, FL, Capital Improvement Revenue, (FGIC), 4.750%, 9/1/21	434,796
330,000	Hernando County, FL, Revenue, (Assured Guaranty), 2.000%, 2/1/11	330,276
900,000	North Broward, FL, , Hospital District Revenue, (MBIA Ins. LOC - Wachovia Bank N.A.), 0.300%, 1/15/27 (a)	900,000
2,790,000	Orlando & Orange County Authority, FL, Expressway Revenue, (FSA Ins.), 0.330%, 7/1/25 (a)	2,790,000
2,000,000	Orlando & Orange County Authority, FL, Expressway Revenue, Series D, (AGM Ins. SPA - Dexia Credit Local), 0.490%, 7/1/32 (a)	2,000,000

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Tax Free Money Market Fund	(Continued)

Principal Amount		Value

Municipal Bonds — (Continued)
Florida — (Continued)
$200,000	Palm Beach County, FL, Revenue, (INS LOC - Northern Trust Co.), 0.350%, 5/1/25 (a)	$200,000
1,050,000	Palm Beach County, FL, Revenue, (LOC - Northern Trust Co.), 0.350%, 3/1/30 (a)	1,050,000
700,000	Palm Beach County, FL, Revenue, (LOC - Northern Trust Co.), 0.390%, 11/1/36 (a)	700,000
500,000	Pinellas County, FL, , Health Facilities Authority Revenue, Series B-2, (AGM Ins.), 0.390%, 11/15/33 (a)	500,000
140,000	Reedy Creek, FL, Improvement Disctrict Florida Utility Revenue, (SPA - Ambac), 5.000%, 10/1/11	144,063
3,500,000	Sarasota County, Fl, Public Hospital District Hospital Revenue, Sarasota Memorial Hospital, Series A, (LOC - Northern Trust Co.), 0.260%, 7/1/37 (a)	3,500,000
1,000,000	University of South Florida Research Foundation, Inc., Revenue, (LOC - Bank of America N.A.), 0.380%, 8/1/34 (a)	1,000,000
1,100,000	Volusia County, FL, Housing Finance Authority Refunding Revenue, (Fannie Mae Ins.), 0.320%, 1/15/32 (a)	1,100,000
		28,919,135
Illinois — 3.7%
665,000	Chicago, IL, Board of Education, Series D, (AMG Ins. SPA - Dexia Credit Local), 0.350%, 3/1/32 (a)	665,000
1,990,000	Chicago, IL, Board of Education, G.O., Series B, (FSA Ins.), 0.450%, 3/1/32 (a)	1,990,000
400,000	Kane Cook & DuPage Counties, IL, School District, G.O., 2.000%, 1/1/11	400,000
		3,055,000
Indiana — 0.9%
700,000	Indiana State Educational Facilities Authority Revenue, Series E, (LOC - U.S. Bank N.A.), 0.350%, 10/1/24 (a)	700,000
Kentucky — 0.6%
475,000	Russell, KY, Revenue, Series B, (FSA Ins.), 0.340%, 11/1/26 (a)	475,000
Massachusetts — 1.5%
1,250,000	Fitchburg Massachusettes Bond Anticipatory Notes, G.O., 1.500%, 6/30/11	1,254,278

Principal Amount		Value

Municipal Bonds — (Continued)
Michigan — 0.5%
$450,000	Milan, MI, Area Schools, G.O., (Q-SBLF Ins. LOC - Landesbank Hessen-Thuringen), 0.350%, 5/1/30 (a)	$450,000
Minnesota — 2.4%
1,995,000	Minneapolis, MN, Housing and Redevelopment Health Care, Allina Health Systems, Series B-1, 0.290%, 11/15/35 (a)	1,995,000
Missouri — 2.5%
1,000,000	Missouri State Health & Educational Facilities Authority Facilities Revenue, Saint Louis Univerisity, Series B, (SPA - Bank of America N.A.), 0.290%, 10/1/24 (a)	1,000,000
1,100,000	Missouri State Health & Educational Facilities Authority Facilities Revenue, Washington University, Series B, (SPA - U.S. Bank N.A.), 0.260%, 2/15/33 (a)	1,100,000
		2,100,000
New Jersey — 3.7%
3,000,000	Patterson, NJ, G.O., 1.500%, 6/16/11	3,009,465
New Mexico — 0.1%
100,000	New Mexico Finance Authority Revenue, Senior Lien Public Project Revolving, Series C, 3.250%, 6/1/11	101,028
New York — 4.1%
207,922	Alfred Almond Central School District, 3.000%, 6/15/11	209,927
1,000,000	Sag Harbor, NY, Union Free School District, G.O., 1.500%, 6/23/11	1,002,815
300,000	South County Central School District, NY, 2.125%, 6/30/11	302,023
900,000	Triborough Bridge & Tunnel Authority, NY, Revenue, Series AB, (AGM Ins. SPA - JPMorgan Chase Bank), 0.320%, 1/1/19 (a)	900,000
1,000,000	Wyandanch, NY, Union Free School District, 2.250%, 6/30/11	1,002,908
		3,417,673
North Carolina — 1.7%
500,000	New Hanover County, NC, Hosipital Revenue, Series A-1, (AGM Ins. SPA - Wachovia Bank N.A.), 0.370%, 10/1/23 (a)	500,000
400,000	New Hanover County, NC, Hosipital Revenue, Series B-1, (AGM Ins.), 0.370%, 10/1/26 (a)	400,000

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Tax Free Money Market Fund	(Continued)

Principal Amount		Value

Municipal Bonds — (Continued)
North Carolina — (Continued)
$500,000	North Carolina Capital Facilities Finance Agency Revenue, (LOC - Wachovia Bank N.A.), 0.400%, 5/1/27 (a)	$500,000
		1,400,000
Ohio — 17.6%
2,000,000	Akron, OH, Health Benefit Claims, Revenue, (BAN), 1.750%, 3/17/11	2,001,011
610,000	Butler County, OH, Capital Funding Revenue Bond, Series A, (LOC - U.S. Bank N.A.), 0.360%, 6/1/35 (a)	610,000
2,385,000	Butler County, OH, Port Authority Economic Development Facilities Revenue, Refunding & Improvement, Great Miami Valley, (LOC - JPMorgan Chase Bank), 0.330%, 9/1/37 (a)	2,385,000
400,000	Clevaland, Ohio, Cleveland-Cuyahoga Ohio Port Authority Revenue, Carnegie/96th Research Building Project, (LOC - PNC Bank N.A.), 0.320%, 1/1/33 (a)	400,000
200,000	Columbus, OH, Regional Airport Authority Capital Funding Revenue,, Series A, (LOC - U.S. Bank N.A.), 0.340%, 3/1/34 (a)	200,000
1,000,000	Cuyahoga County, OH, Revenue Subseries B3, (Cleveland Clinic), (SPA - Bank of America N.A.), 0.280%, 1/1/39 (a)	1,000,000
200,000	Franklin County, OH, Hospital Revenue, U.S. Health Corp., Series A, (LOC - Citibank N.A.), 0.310%, 12/1/21 (a)	200,000
335,000	Geauga County, OH, Health Care Facilities Revenue, Heather Hill, Inc. Project, Series B, (LOC - Bank One Columbus N.A.), 0.330%, 7/1/23 (a)	335,000
520,000	Geauga County, OH, Health Care Facilities Revenue, Heather Hill, Inc. Project, Series A, (LOC - Bank One Columbus N.A.), 0.330%, 7/1/23 (a)	520,000
115,000	Hamilton County, OH, Hospital Facilities Revenue, Drake Center, Inc., Series A, (LOC - U.S. Bank N.A.), 0.360%, 6/1/19 (a)	115,000
3,500,000	Orange County, Fl, Health Facilities Authority Revenue, Orlando Regional Healthcare, Series A-1, (SPA - Dexia Credit Local), 0.380%, 10/1/41 (a)	3,500,000
1,200,000	Teays Valley, OH, Local School District, G.O., 1.625%, 2/25/11	1,201,479

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$1,000,000	Union Township, OH, G.O., (BAN), 1.250%, 9/13/11	$1,003,470
1,000,000	University of Toledo, OH, General Receipts Bonds, 1.500%, 6/1/11	1,003,199
		14,474,159
Oregon — 0.6%
500,000	Clackamas County, OR, Hospital Facilities Revenue, Legacy Health System, 0.310%, 6/1/37 (a)	500,000
Pennsylvania — 4.7%
400,000	Allegheny County, PA, Hosipital Revenue, UPMC Senior Living Corp., (Fannie Mae Ins.), 0.320%, 7/15/28 (a)	400,000
500,000	Butler County, PA, Industrial Development Revenue, 0.330%, 12/1/14 (a)	500,000
1,000,000	Philadelphia, PA, 2.000%, 6/30/11	1,006,367
2,000,000	Pittsburgh, PA, Water & Sewer Authority Revenue, Series B-1, (AGM Ins. SPA - JPMorgan Chase Bank), 0.340%, 9/1/33 (a)	2,000,000
		3,906,367
Rhode Island — 1.2%
1,000,000	Chariho, RI, Regional High School District, 1.500%, 6/23/11	1,004,002
Tennessee — 2.0%
1,625,000	Jackson, TN, Health Educational & Housing Facility Board Multifamily Revenue, (Fannie Mae Ins.), 0.340%, 5/15/31 (a)	1,625,000
Texas — 2.7%
200,000	Austin, Texas, Housing Finance Corporation Multi Family Housing Revenue, Stassney Woods Apartments, Series A, (Fannie Mae Ins. LOC - JPMorgan Chase Bank), 0.320%, 10/15/32 (a)	200,000
900,000	Katy, TX, Independent School District, G.O., 0.370%, 8/15/33 (a)	900,000
1,110,000	Travis County, TX, Housing Finance Corp, Multifamily Housing Revenue, Series A, (Fannie Mae Ins.), 0.340%, 2/15/34 (a)	1,110,000
		2,210,000

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Tax Free Money Market Fund	(Continued)

Principal Amount or Shares		Value

Municipal Bonds — (Continued)
Virginia — 0.9%
$725,000	Hampton, VA, Redevelopment & Housing Authority Multifamily Housing Revenue, Township Apartments Project, (Fannie Mae Ins.), 0.320%, 10/15/32 (a)	$725,000
West Virginia — 0.4%
300,000	West Virginia Economic Development Authority Revenue, Series A, (SPA - PNC Bank N.A.), 0.400%, 7/1/17 (a)	300,000
Total Municipal Bonds (Cost $76,121,402)		76,121,402
Cash Equivalents — 7.5%
3,455,220	Fidelity Institutional Tax-Exempt Portfolio, 0.180%, 01/03/11 (b)	3,455,220

Principal Amount or Shares		Value

Cash Equivalents — (Continued)
2,756,593	Fidelity Tax-Exempt Portfolio, 0.140%, 01/03/11 (b)	$2,756,593
Total Cash Equivalents (Cost $6,211,813)		6,211,813
Total Investments (Cost $82,333,215) — 99.8%		82,333,215
Other Assets in Excess of Liabilities — 0.2%		124,369
Net Assets — 100.0%		$82,457,584

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2010.

(b)	Rate disclosed is the seven day yield as of December 31, 2010.

AGM	— Assured Guaranty Municipal Corp.

BAN	— Bond Anticipation Note

G.O.	— General Obligation

LOC	— Letter of Credit

MBIA	— Municipal Bond Insurance Association

Q-SBLF	— Qualified School Bond Loan Fund

SPA	— Standby Purchase Agreementt

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Money Market Fund	December 31, 2010

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
U.S. Government Agencies	23.4%
Corporate Bonds	21.3%
Municipal Bonds	19.9%
Commercial Paper	15.2%
Cash	8.8%
Certificates of Deposit	7.6%
U.S. Treasury Obligations	2.5%
Repurchase Agreements	1.3%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of December 31, 2010, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

U.S. Government Agencies — 23.4%
Federal Farm Credit Bank — 5.1%
$5,000,000	0.210%, 1/4/11 (a)	$5,000,005
10,000,000	0.400%, 6/1/11 (a)	10,000,000
5,000,000	0.322%, 7/1/11 (a)	5,000,997
		20,001,002
Federal Home Loan Bank — 14.5%
10,000,000	0.700%, 4/18/11	10,005,053
10,000,000	0.290%, 5/27/11 (a)	10,000,000
10,000,000	0.310%, 7/22/11 (a)	10,000,000
12,495,000	0.287%, 7/29/11 (a)	12,495,000
5,000,000	0.266%, 10/21/11 (a)	5,002,055
10,000,000	0.500%, 12/30/11 (a)	10,000,000
		57,502,108
Federal Home Loan Mortgage Corporation — 3.8%
15,000,000	0.311%, 2/14/11	15,002,640
Total U.S. Government Agencies (Cost $92,505,750)		92,505,750
Corporate Bonds — 21.3%
Financials — 21.3%
15,000,000	Bank of Nova Scotia, 0.450%, 12/9/11 (a)	15,000,000
5,450,000	BB&T Corp., 3.100%, 7/28/11	5,524,056
8,555,000	Citigroup Funding, Inc., 0.206%, 5/5/11	8,554,558
5,000,000	Citigroup, Inc., 5.125%, 2/14/11	5,026,227

Principal Amount		Value

Corporate Bonds — (Continued)
Financials — (Continued)
$5,000,000	Countrywide Home, 4.000%, 3/22/11	$5,038,189
15,000,000	Credit Suisse USA, Inc., 0.490%, 3/2/11 (a)	15,004,935
5,000,000	General Electric Capital Corp., 0.372%, 3/11/11	5,001,444
5,000,000	Goldman Sachs Group, Inc., Series B, MTN, 0.506%, 8/5/11 (a)	4,997,952
5,000,000	HSBC Finance Corp., 5.700%, 6/1/11	5,101,795
5,000,000	JPMorgan Chase & Co., 0.459%, 1/17/11 (a)	5,000,131
5,000,000	Morgan Stanley, 0.539%, 1/18/11 (a)	4,998,285
5,000,000	Wells Fargo & Co., MTN, 0.738%, 1/24/11 (a)	5,001,301
Total Corporate Bonds (Cost $84,248,873)		84,248,873
Municipal Bonds — 19.9%
Kentucky — 2.4%
9,600,000	Carroll County, KY, Solid Waste Disposal Revenue, BPB Acquisition Project, (LOC - Bank of America N.A.), AMT, 0.350%, 5/1/31 (a)	9,600,000
Massachusetts — 1.3%
5,000,000	University of Massachusetts Building Authority Revenue, Series 4, (SPA - Bank of America N.A.), 0.320%, 11/1/34 (a)	5,000,000

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Money Market Fund	(Continued)

Principal Amount		Value

Municipal Bonds — (Continued)
New York — 2.8%
$5,000,000	New York Long Island Power Authority Electric Systems Revenue, Series D, (AGM Ins. SPA - Dexia Credit Local), 0.400%, 12/1/29 (a)	$5,000,000
6,000,000	New York State Local Government Assistance Corporation, GO of Corp., Series B, (SPA - JPMorgan Chase Bank), 0.330%, 4/1/21 (a)	6,000,000
		11,000,000
North Carolina — 3.7%
5,000,000	Charlotte, NC, Special Obligation Revenue, Uptown Project, (SPA - Wachovia Bank N.A.), 0.350%, 6/1/21 (a)	5,000,000
4,800,000	North Carolina Capital Facilities Finance Agency Education Facilities Revenue, (LOC - Branch Banking & Trust), 0.350%, 10/1/34 (a)	4,800,000
5,000,000	Winston-Salem, NC, Water & Sewer Systems Revenue, Series B, (SPA - Branch Banking & Trust), 0.320%, 6/1/30 (a)	5,000,000
		14,800,000
Ohio — 6.3%
10,000,000	Franklin County, OH, Hospital Revenue, Series A, (SPA - JPMorgan Chase Bank), 0.330%, 11/15/33 (a)	10,000,000
15,000,000	Ohio State Housing Finance Agency Residential Mortgage Revenue, Series I, (SPA - Citibank N.A.), AMT, 0.320%, 9/1/36 (a)	15,000,000
		25,000,000
Texas — 3.4%
5,360,000	Houston, TX, Independent School District, G.O., (SPA - Bank of America N.A.), 0.360%, 6/15/31 (a)	5,360,000
8,000,000	Texas State Department of Housing & Community Affairs Multifamily Housing Revenue, (LOC - Citibank N.A.), AMT, 0.360%, 5/1/40 (a)	8,000,000
		13,360,000
Total Municipal Bonds (Cost $78,760,000)		78,760,000
Commercial Papers — 15.1%
15,000,000	ANZ National Int’l Ltd/London, 0.388%, 7/25/11 (a) (b) (c)	15,000,000
5,000,000	Caterpillar Finance, 0.190%, 2/23/11	4,998,601

Principal Amount or Shares		Value

Commercial Papers — (Continued)
$5,000,000	John Deere, 0.210%, 1/13/11	$4,999,617
5,000,000	Nestle Capital Corp., 0.170%, 2/9/11	4,999,079
5,000,000	Pepsico, Inc., 0.170%, 2/22/11	4,998,772
5,000,000	Shell International, 0.490%, 3/2/11 (b) (c)	4,995,833
15,000,000	UBS Financial, 0.520%, 7/22/11	14,956,233
5,000,000	Walt Disney, 0.160%, 2/7/11	4,999,178
Total Commercial Papers (Cost $59,947,313)		59,947,313
Certificates of Deposit — 7.6%
15,000,000	Standard Chartered Bank New York, 0.730%, 1/18/11	15,000,000
15,000,000	Toronto Dominion Bank, 0.300%, 2/28/11	14,994,442
Total Certificates of Deposit (Cost $29,994,442)		29,994,442
U.S. Treasury Obligations — 2.5%
U.S. Treasury Bills — 2.5%
10,000,000	0.190%, 6/23/11 (d)	9,991,062
Total U.S. Treasury Obligations (Cost $9,991,062)		9,991,062
Repurchase Agreements — 1.3%
4,984,900	Morgan Stanley, 0.010%, dated 12/31/10, due 01/03/11, repurchase price $4,984,901 (Fully collateralized by Federal Home Loan Mortgage Corporation, 0.00%, 03/25/11)	4,984,900
Total Repurchase Agreements (Cost $4,984,900)		4,984,900
Cash Equivalents — 8.8%
10,000,000	FFI Institutional Fund, 0.250%, 01/03/11 (e)	10,000,000
25,000,000	Fidelity Money Market, 0.280%, 01/03/11 (e)	25,000,000
Total Cash Equivalents (Cost $35,000,000)		35,000,000
Total Investments (Cost $395,432,340) — 99.9%		395,432,340
Other Assets in Excess of Liabilities — 0.1%		246,563
Net Assets — 100.0%		$395,678,903
(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2010.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Illiquid security.

(d)	Rate represents the effective yield at purchase.

(e)	Rate disclosed is the seven day yield as of December 31, 2010.

AMT — Subject to alternative minimum tax

G.O. — General Obligation

LOC — Letter of Credit

MTN — Medium Term Note

SPA — Standby Purchase Agreement

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Municipal Money Market Fund	December 31, 2010

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Demand Notes	73.5%
General Market Notes	26.5%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of December 31, 2010, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

Municipal Bonds — 90.6%
Ohio — 90.6%
$1,000,000	Akron, OH, Health Benefit Claims, Revenue, BAN, 1.750%, 3/17/11	$1,000,505
600,000	Allen County, OH, Catholic Healthcare, Series C, (LOC - Bank of Nova Scotia), 0.270%, 6/1/34 (a)	600,000
2,400,000	Allen County, OH, Hospital Facilities Revenue, Series B, (LOC - JPMorgan Chase Bank), 0.280%, 10/1/31 (a)	2,400,000
1,100,000	Butler County, OH, Capital Funding Revenue Bond, Series A, (LOC - U.S. Bank N.A.), 0.360%, 6/1/35 (a)	1,100,000
1,335,000	Canal Wincherster, OH, Local School District, BAN, 1.600%, 11/17/11	1,344,870
1,850,000	Cleveland Heights, OH, 1.250%, 8/4/11	1,854,860
150,000	Cleveland, OH, Waterworks Revenue, Series P, 4.000%, 1/1/11	150,000
2,400,000	Cleveland, OH, Cuyahoga County Port Authority Revenue, (LOC - JPMorgan Chase Bank), 0.300%, 1/1/37 (a)	2,400,000
1,220,000	Cleveland, OH, Cuyahoga County Port Authority Revenue, (LOC - JPMorgan Chase Bank), 0.320%, 1/1/37 (a)	1,220,000
590,000	Columbus, OH, Regional Airport Authority Capital Funding Revenue,, (LOC - U.S. Bank N.A.), 0.360%, 12/1/36 (a)	590,000
225,000	Columbus, OH, Regional Airport Authority Capital Funding Revenue,, Series A, (LOC - U.S. Bank N.A.), 0.340%, 1/1/30 (a)	225,000

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$6,450,000	Columbus, OH, Regional Airport Authority Capital Funding Revenue,, Series A, (LOC - U.S. Bank N.A.), 0.340%, 3/1/34 (a)	$6,450,000
2,100,000	Columbus, OH, G.O., Series 1, (SPA - JPMorgan Chase Bank), 0.300%, 6/1/16 (a)	2,100,000
2,795,000	Columbus, OH, G.O., Series 1, 0.290%, 12/1/26 (a)	2,795,000
3,605,000	Columbus, OH, Airport Authority Revenue,, (LOC - U.S. Bank N.A.), 0.340%, 7/1/35 (a)	3,605,000
840,000	Coshocton County, OH, Hospital Facilities Revenue, (LOC - Bank One Chicago N.A.), 0.330%, 3/1/19 (a)	840,000
6,520,000	Cuyahoga County, OH, Revenue Subseries B1, (SPA - JPMorgan Chase Bank), 0.280%, 1/1/39 (a)	6,520,000
7,610,000	Cuyahoga County, OH, Revenue Subseries B3, (Cleveland Clinic), (SPA - Bank of America N.A.), 0.280%, 1/1/39 (a)	7,610,000
400,000	Cuyahoga County, OH, Revenue Refunding, Series A, 5.500%, 1/1/11	400,000
1,800,000	Cuyahoga County, OH, Health Care Facilities Revenue, (Visiting Nurse Association), (LOC - Bank One Chicago N.A.), 0.320%, 11/1/25 (a)	1,800,000
2,100,000	Cuyahoga County, OH, Hospital Revenue, (LOC - Key Bank N.A.), 0.320%, 3/1/33 (a)	2,100,000
500,000	Cuyahoga Falls, OH, Various Purposes, G.O., BAN, 1.250%, 12/8/11	502,177

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Municipal Money Market Fund	(Continued)

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$600,000	Deerfield Township, OH, Various Purposes, G.O., Series B, BAN, 1.500%, 11/8/11	$604,316
530,000	Delaware County, OH, Port Authority, Economic Development Revenue, (The Columbus Zoological Park Association, Inc.), (LOC - JPMorgan Chase Bank), 0.360%, 8/1/18 (a)	530,000
2,000,000	East Knox, OH, Local School Facilities Construction, G.O., 1.625%, 2/24/11	2,002,420
1,200,000	Elyria, OH, G.O., BAN, 1.250%, 6/9/11	1,202,073
2,000,000	Elyria, OH, G.O., BAN, 1.125%, 6/9/11	2,002,370
2,000,000	Euclid, OH, G.O., BAN, 1.875%, 5/18/11	2,006,583
1,395,000	Forest Park, OH, Various Purposes, G.O., Series B, BAN, 1.350%, 10/27/11	1,401,795
2,000,000	Franklin County, OH, Hospital Revenue, 0.300%, 6/1/16 (a)	2,000,000
410,000	Franklin County, OH, Hospital Revenue, (LOC - Citibank N.A.), 0.310%, 12/1/11 (a)	410,000
1,480,000	Franklin County, OH, Industrial Development Revenue, (LOC - Bank One Columbus N.A.), 0.290%, 11/1/14 (a)	1,480,000
3,515,000	Franklin County, OH, Health Care Facilities Revenue, Ohio Presbyterian, Series C, (LOC - National City Bank), 0.330%, 7/1/20 (a)	3,515,000
7,000,000	Franklin County, OH, Health Care Facilities Revenue, Ohio Presbyterian, Series A, (LOC - PNC Bank N.A.), 0.320%, 7/1/36 (a)	7,000,000
1,000,000	Franklin County, OH, Hospital Revenue, 0.370%, 11/15/41 (a)	1,000,000
590,000	Fulton Couny, OH, Health Care Revenue, (LOC - JPMorgan Chase Bank), 0.330%, 11/1/35 (a)	590,000
1,935,000	Geauga County, OH, Health Care Facilities Revenue, Heather Hill, Inc. Project, Series A, (LOC - Bank One Columbus N.A.), 0.330%, 7/1/23 (a)	1,935,000
2,500,000	Geauga County, OH, G.O., BAN, 1.500%, 8/18/11	2,513,238

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$270,000	Greene County, OH, Revenue, (LOC - Bank of America N.A.), 0.530%, 1/1/11 (a)	$270,000
1,100,000	Greene County, OH, Various Purposes, Series D, BAN, 1.500%, 11/2/11	1,108,217
3,335,000	Hamilton County, OH, Hospital Facilities Revenue, (LOC - JPMorgan Chase Bank), 0.360%, 5/15/28 (a)	3,335,000
2,000,000	Hamilton County, OH, Hospital Facilities Revenue, Series B, (LOC - PNC Bank N.A.), 0.320%, 6/1/27 (a)	2,000,000
795,000	Hamilton County, OH, 2.000%, 6/1/11	799,089
2,340,000	Hamilton County, OH, Economic Development Revenue, Samuel W. Bell Home for Sightless, Inc. Project, (LOC - U.S. Bank N.A.), 0.340%, 4/1/22 (a)	2,340,000
555,000	Hamilton County, OH, Hospital Facilities Revenue, Drake Center, Inc., Series A, (LOC - U.S. Bank N.A.), 0.360%, 6/1/19 (a)	555,000
2,420,000	Hamilton County, OH, Hospital Facilities Revenue, (LOC - U.S. Bank N.A.), 0.360%, 5/15/28 (a)	2,420,000
500,000	Huron County, OH, Hospital Facilities Revenue, (Fisher Titus Medical Center), Series A, (LOC - National City Bank), 0.330%, 12/1/27 (a)	500,000
200,000	Kent State University, OH, General Receipts Revenue, (Various), Series B, 2.000%, 5/1/11	200,729
4,000,000	Kent State University, OH, General Receipts Revenue, (Various), Series B, (LOC - Bank of America N.A.), 0.330%, 5/1/32 (a)	4,000,000
640,000	Lima, OH, Hospital Revenue, Lima Memorial Hospital Project, (LOC - JPMorgan Chase Bank), 0.330%, 6/1/33 (a)	640,000
600,000	Lima, OH, G.O., 2.350%, 4/28/11	601,610
455,000	Lockland, OH, G.O., BAN, 2.100%, 3/16/11	456,005
2,250,000	Lorain County, OH, Highway Improvement, G.O., BAN, 1.500%, 3/21/11	2,254,454
2,290,000	Loveland, OH, G.O., BAN, 1.750%, 2/23/11	2,293,798

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Municipal Money Market Fund	(Continued)

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$4,800,000	Lucas County, OH, 0.300%, 11/15/34 (a)	$4,800,000
1,000,000	Lucas County, OH, Hospital Rev, ProMedica Healthcare, Series A, (LOC - UBS AG), 1.125%, 9/15/11	1,002,971
715,000	Mahoning County, OH, G,O., BAN, 2.000%, 11/23/11	719,726
811,000	Maple Heights, OH, City School District, G.O., BAN, 1.125%, 4/13/11	811,616
1,200,000	Mayfield, OH, City School District, G.O., 1.875%, 6/29/11	1,206,283
500,000	Medina, OH, City School District, G.O., BAN, 1.750%, 5/19/11	501,403
775,000	Middletown, OH, Develepment Revenue, Bishop Fenwick High School Project, (LOC - JPMorgan Chase Bank), 0.380%, 8/1/33 (a)	775,000
4,000,000	Montgomery County, OH, Hospital Revenue, Series B, (AMG Ins.), 0.455%, 8/1/47 (a)	4,000,000
1,300,000	Montgomery, OH, Hospital Revenue, Series B-2, 0.370%, 3/1/27 (a)	1,300,000
712,000	Norton, OH, Various Purposes, G.O., BAN, 2.250%, 8/25/11	717,708
755,000	Norton, OH, City School District, Refunding School Improvement, G.O., 1.875%, 8/25/11	758,740
500,000	Ohio Air Quality Development Authority Refunding Revenue, Series B, (LOC - Wells Fargo Bank N.A.), 0.330%, 12/1/33 (a)	500,000
400,000	Ohio Housing Finance Agency Multifamily Revenue, (Housing Chambrel at Montrose), Series F, (Fannie Mae Ins.), 0.279%, 11/15/32 (a)	400,000
500,000	Ohio State, G.O., Series C, 0.310%, 6/15/26 (a)	500,000
50,000	Ohio State Highway Capital Improvement, G.O., Series L, 3.000%, 5/1/11	50,376
3,540,000	Ohio State, Economic Development Revenue, YMCA Greater Cincinnati Project, (LOC - Bank One N.A.), 0.330%, 11/1/21 (a)	3,540,000
800,000	Ohio State Higher Educational , (LOC - Bank of America N.A.), 0.290%, 12/1/44 (a)	800,000

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$500,000	Ohio State Higher Educational Facilities, 0.330%, 12/1/37 (a)	$500,000
2,690,000	Ohio State Higher Educational Facilities Revenue, Xavier University, (LOC - U.S. Bank N.A.), 0.320%, 11/1/30 (a)	2,690,000
1,045,000	Ohio State Higher Educational Facilities Revenue, Marietta College Project, (LOC - JPMorgan Chase Bank), 0.370%, 12/1/24 (a)	1,045,000
345,000	Ohio State Higher Educational Facilities Revenue, (LOC - JPMorgan Chase Bank), 0.330%, 12/1/32 (a)	345,000
5,000,000	Ohio State Higher Educational Facilities Revenue, (Case Western Reserve), Series B, (LOC - Bank of America N.A.), 0.288%, 12/1/44 (a)	5,000,000
1,180,000	Ohio State Higher Educational Facilities Revenue, Xavier University Project, (Various), (LOC - U.S. Bank N.A.), 0.320%, 5/1/15 (a)	1,180,000
500,000	Ohio State Hospital Facilities Revenue, Cleveland Clinic, Series B, 4.000%, 1/1/11	500,000
5,350,000	Ohio State Parks & Recreation Revenue, G.O., Series D, 0.300%, 2/1/19 (a)	5,350,000
425,000	Ohio State Parks & Recreation Revenue, School Improvements, G.O., Series A, 0.300%, 3/15/25 (a)	425,000
7,045,000	Ohio State Parks & Recreation Revenue, Infrastructure Improvements Revenue, G.O., Series B, 0.300%, 8/1/17 (a)	7,045,000
65,000	Ohio State University, Infrastructure Improvements Revenue, Series B, 0.300%, 8/1/21 (a)	65,000
200,000	Ohio State University General Receipts Revenue, G.O., Series B, 0.300%, 6/1/35 (a)	200,000
3,265,000	Ohio State University General Receipts Revenue, (Various), (AMG Ins.), 0.580%, 12/1/26 (a)	3,265,000
1,160,000	Ohio State University General Receipts Revenue, (Various), 0.330%, 12/1/27 (a)	1,160,000

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Municipal Money Market Fund	(Continued)

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$6,850,000	Ohio State Water Development Authority Revenue, Series B, (LOC - Wachovia Bank N.A.), 0.280%, 12/1/33 (a)	$6,850,000
4,000,000	Orange County, Fl, Health Facilities Authority Revenue, Orlando Regional Healthcare, Series A-1, (SPA - Dexia Credit Local), 0.380%, 10/1/41 (a)	4,000,000
700,000	Parma, OH, Hospital Improvements Revenue, Series C, (LOC - JPMorgan Chase Bank), 0.320%, 11/1/30 (a)	700,000
625,000	Princeton, OH, County School District, G.O., 1.300%, 11/29/11	628,671
1,145,000	Salem, OH, Hospital Revenue, (LOC - JPMorgan Chase Bank), 0.300%, 9/1/35 (a)	1,145,000
4,000,000	Summit County, OH, Healthcare Facilities Revenue, (LOC - PNC Bank. N.A.), 0.360%, 12/1/25 (a)	4,000,000
2,000,000	Union Township, OH, G.O., BAN, 1.250%, 9/13/11	2,006,941
190,000	University of Akron, OH, General Receipts Revenue, Series C-2, (Assured Guaranty SPA - Dexia Credit Local), 0.410%, 1/1/29 (a)	190,000
190,000	University of Akron, OH, General Receipts Revenue, Series C-1, (Assured Guaranty SPA - Dexia Credit Local), 0.410%, 1/1/29 (a)	190,000

Principal Amount or Shares		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$2,000,000	University of Cincinnati, OH, General Receipts Revenue, Series A 1.500%, 5/12/11	$2,002,731
3,100,000	University of Toledo, OH, General Receipts Revenue, (Various), Series B, (LOC - JPMorgan Chase Bank), 0.350%, 6/1/32 (a)	3,100,000
1,850,000	Wauseon, OH, Industrial Development Revenue, 1.500%, 8/26/11	1,858,337
165,000	Xenia, OH, Community School District, 1.000%, 6/1/11	165,135
Total Municipal Bonds (Cost $179,564,747)		179,564,747
Cash Equivalents — 9.3%
9,400,000	Fidelity Institutional Tax-Exempt Portfolio, 0.140% (b)	9,400,000
8,958,714	Fidelity Tax-Exempt Portfolio, 0.180% (b)	8,958,714
Total Cash Equivalents (Cost $18,358,714)		18,358,714
Total Investments (Cost $197,923,461) — 99.9%		197,923,461
Other Assets in Excess of Liabilities — 0.1%		208,530
Net Assets — 100.0%		$198,131,991
(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2010.

(b)	Rate disclosed is the seven day yield as of December 31, 2010.

BAN — Bond Anticipation Note

G.O. — General Obligation

LOC — Letter of Credit

SPA — Standby Purchase Agreement

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington U.S. Treasury Money Market Fund	December 31, 2010

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
U.S. Treasury Obligations	73.2%
Repurchase Agreements	26.8%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of December 31, 2010, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

U.S. Treasury Obligations — 73.2%
U.S. Treasury Bills — 73.2%
$75,000,000	0.015%, 1/6/11	$74,999,541
5,000,000	0.110%, 1/20/11	4,999,498
5,000,000	0.120%, 1/27/11	4,999,529
10,000,000	0.140%, 2/3/11	9,998,478
30,000,000	0.150%, 2/10/11	29,994,911
23,916,000	0.160%, 2/17/11	23,911,111
10,000,000	0.150%, 2/24/11	9,998,328
10,000,000	0.160%, 3/10/11	9,996,728
5,000,000	0.170%, 3/17/11	4,998,021
5,000,000	0.150%, 3/24/11	4,997,893
10,000,000	0.150%, 3/31/11	9,995,896
5,000,000	0.160%, 4/14/11	4,997,604
10,000,000	0.170%, 4/21/11	9,994,729
5,000,000	0.160%, 4/28/11	4,997,229
10,000,000	0.160%, 5/5/11	9,994,145
5,000,000	0.160%, 5/12/11	4,997,043
10,000,000	0.160%, 5/19/11	9,994,154
10,000,000	0.160%, 5/26/11	9,992,549
5,000,000	0.160%, 6/2/11	4,995,883
15,000,000	0.160%, 6/9/11	14,988,793
5,000,000	0.180%, 6/23/11	4,995,615
15,000,000	0.180%, 6/30/11	14,985,775
Total U.S. Treasury Obligations (Cost $283,823,453)		283,823,453

Principal Amount		Value

Repurchase Agreements — 26.8%
$30,000,000	Barclays Capital Group, 0.060%, dated 12/29/10, due 1/5/11, repurchase price $30,300,350 (Fully collateralized by U.S. Treasury Bond, 1.000%, 10/31/11)	$30,000,000
30,000,000	Credit Suisse, 0.080%, dated 12/31/10, due 1/4/11, repurchase price $30,000,267 (Fully collateralized by U.S. Treasury Bond, 2.375%, 1/15/17)	30,000,000
30,000,000	Goldman Sachs, 0.100%, dated 12/28/10, due 1/4/11, repurchase price $30,000,583 (Fully collaterized by U.S. Treasury Bond, 5.500%, 8/15/28)	30,000,000
13,898,000	Morgan Stanley, 0.010%, dated 12/31/10, due 1/3/11, repurchase price $13,898,000 (Fully collateralized by U.S. Treasury Bond, 3.125%, 8/31/13)	13,898,000
Total Repurchase Agreements (Cost $103,898,000)		103,898,000
Total Investments (Cost $387,721,453) — 100.0%		387,721,453
Liabilities in Excess of Other Assets — (0.0)%		(6,358)
Net Assets — 100.0%		$387,715,095

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Dividend Capture Fund	December 31, 2010

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Common Stocks (includes 4.8% Real Estate Investment Trusts)	76.3%
Preferred Stocks (includes 2.9% Real Estate Investment Trusts)	21.6%
Exchange Traded Funds	1.2%
Cash[1]	0.9%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2010, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 76.8%
Consumer Discretionary — 4.5%
35,500	Genuine Parts Co.	$1,822,570
22,000	The TJX Cos., Inc.	976,580
14,000	V.F. Corp.	1,206,520
28,000	Yum! Brands, Inc.	1,373,400
		5,379,070
Consumer Staples — 6.9%
35,500	Archer-Daniels-Midland Co.	1,067,840
50,000	Ruddick Corp.	1,842,000
16,000	Sanderson Farms, Inc.	626,400
25,500	The Clorox Co.	1,613,640
28,500	The Hershey Co.	1,343,775
35,000	Universal Corp.	1,424,500
4,500	Wal-Mart Stores, Inc.	242,685
		8,160,840
Energy — 14.9%
31,000	Cenovus Energy, Inc.	1,030,440
33,500	Chevron Texaco Corp.	3,056,875
25,000	ConocoPhillips	1,702,500
17,500	Eni SpA ADR	765,450
54,000	Exxon Mobil Corp.	3,948,480
30,000	Marathon Oil Corp.	1,110,900
58,500	Royal Dutch Shell PLC ADR	3,906,630
39,000	Total SA ADR	2,085,720
		17,606,995
Financials — 15.8%
59,500	American Financial Group, Inc.	1,921,255
31,500	Assurant, Inc.	1,213,380
49,500	BB&T Corp.	1,301,355
61,500	Federated Investors, Inc., Class B	1,609,455
124,000	Fidelity National Title Group, Inc.	1,696,320
38,500	JPMorgan Chase & Co.	1,633,170
21,500	Prudential Financial, Inc.	1,262,265
24,000	Royal Bank of Canada	1,256,640
38,000	The Toronto-Dominion Bank	2,823,780
26,500	The Travelers Cos., Inc.	1,476,315

Shares		Value

Common Stocks — (Continued)
Financials — (Continued)
28,000	U.S. Bancorp	$755,160
61,000	Unitrin, Inc.	1,496,940
10,000	Wells Fargo & Co.	309,900
		18,755,935
Health Care — 6.7%
42,500	Abbott Laboratories	2,036,175
44,500	AstraZeneca PLC ADR	2,055,455
8,000	Baxter International, Inc.	404,960
48,000	Eli Lilly & Co.	1,681,920
45,500	GlaxoSmithKline PLC ADR	1,784,510
		7,963,020
Industrials — 8.5%
14,500	3M Co.	1,251,350
25,000	Applied Industrial Technologies, Inc.	812,000
99,000	General Electric Co.	1,810,710
18,500	Lockheed Martin Corp.	1,293,335
28,500	Norfolk Southern Corp.	1,790,370
51,000	Waste Management, Inc.	1,880,370
19,000	Watsco, Inc.	1,198,520
		10,036,655
Information Technology — 3.7%
52,000	Corning, Inc.	1,004,640
73,000	Intel Corp.	1,535,190
49,500	Microsoft Corp.	1,382,040
12,299	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	154,229
8,000	Texas Instruments, Inc.	260,000
		4,336,099
Materials — 2.3%
34,500	AMCOL International Corp.	1,069,500
42,500	MeadWestvaco Corp.	1,111,800
10,500	Southern Copper Corp.	511,770
		2,693,070

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Dividend Capture Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Real Estate Investment Trusts — 4.8%
23,000	Acadia Realty Trust	$419,520
60,000	Duke Realty Corp.	747,600
3,000	EastGroup Properties, Inc.	126,960
5,000	Equity Residential	259,750
10,000	HCP, Inc.	367,900
9,500	Home Properties, Inc.	527,155
20,500	National Health Investors, Inc.	922,910
7,000	National Retail Properties, Inc.	185,500
8,500	PS Business Parks, Inc.	473,620
10,500	Rayonier, Inc.	551,460
5,000	Simon Property Group, Inc.	497,450
17,000	Sovran Self Storage, Inc.	625,770
		5,705,595
Telecommunication Services — 2.0%
21,500	Verizon Communications, Inc.	769,270
59,500	Vodafone Group PLC ADR	1,572,585
		2,341,855
Utilities — 6.7%
73,250	Entergy Corp.	5,188,298
44,500	Nicor, Inc.	2,221,440
32,000	TECO Energy, Inc.	569,600
		7,979,338
Total Common Stocks (Cost $84,326,890)		90,958,472
Preferred Stocks — 21.7%
Consumer Discretionary — 0.8%
15,000	Comcast Corp., 7.000%	380,250
25,000	Viacom, Inc., 6.850%	634,500
		1,014,750
Financials — 15.2%
45,000	Allianz SE, 8.375%	1,182,659
10,000	Ameriprise Financial, Inc., 7.750%	266,500
40,000	Barclays Bank PLC, 6.625%	933,200
44,998	BB&T Capital Trust V, 8.950% (a)	1,235,195
35,000	Credit Suisse Guernsey, 7.900%	937,300
8,568	Everest Re Cap Trust II, 6.200%	190,724
24,179	Goldman Sachs Group, Inc., 6.200%	583,923
15,000	HSBC Holdings PLC, 6.200%	343,500
40,000	JPMorgan Chase Capital XXVI, 8.000% (a)	1,076,400
12,000	KeyCorp Capital VIII, 7.000%	293,280
20,000	M&T Capital Trust IV, 8.500%	532,400
40,000	Merrill Lynch & Co. Capital Trust V, 7.280%	980,000
18,000	MetLife, Inc., 6.500%	446,400
60,000	Morgan Stanley Capital Trust, 6.600%	1,425,000
55,000	National City Capital Trust II, 6.625%	1,373,900
34,000	Partnerre Ltd., 6.500%	818,720
42,386	PLC Capital Trust IV, 7.250%	1,055,411

Shares		Value

Preferred Stocks — (Continued)
Financials — (Continued)
40,000	Prudential Financial, Inc., 9.000%	$1,099,600
30,000	Prudential PLC, 6.500%	739,800
10,000	RenaissanceRe Holdings Ltd., 6.500%	227,400
23,000	SunTrust Capital IX, 7.875%	593,630
10,000	USB Capital XI, 6.600%	251,000
40,000	Wachovia Capital Trust X, 7.850%	1,054,000
15,000	Wells Fargo Capital IV, 7.000%	379,950
		18,019,892
Real Estate Investment Trusts — 2.9%
55,000	Kimco Realty Corp., 7.750%	1,452,000
30,000	Public Storage, Inc., 6.450%	727,500
46,424	Vornado Realty LP, 7.875%	1,238,128
		3,417,628
Telecommunication Services — 1.2%
25,422	AT&T, Inc., 6.375%	676,479
28,255	Telephone & Data Systems, Inc., 7.600%	712,309
		1,388,788
Utilities — 1.6%
38,000	Dominion Resources, Inc., Class A, 8.375%	1,076,920
30,000	Xcel Energy, Inc., 7.600%	822,900
		1,899,820
Total Preferred Stocks (Cost $23,789,629)		25,740,878
Mutual Funds — 1.2%
Exchange Traded Funds — 1.2%
55,000	The Technology Select Sector SPDR Fund	1,384,900
Total Mutual Funds (Cost $914,244)		1,384,900
Cash Equivalents — 1.0%
1,122,914	Huntington Money Market Fund, Interfund Shares, 0.010% (b) (c)	1,122,914
Total Cash Equivalents (Cost $1,122,914)		1,122,914
Total Investments (Cost $110,134,031) — 100.7%		119,207,164
Liabilities in Excess of Other Assets — (0.7)%		(801,500)
Net Assets — 100.0%		$118,405,664
(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2010.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of December 31, 2010.

ADR — American Depositary Receipt.

LP — Limited Partnership

PLC — Public Liability Co.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Global Select Markets Fund	December 31, 2010

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Common Stocks	92.1%
Foreign Bonds	2.9%
Mutual Funds	3.3%
Cash[1]	1.7%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2010, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 92.2%
Brazil — 16.6%
Consumer Discretionary — 5.8%
23,600	Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	$990,728
22,500	Companhia Brasileira de Distribuicao Grupo Pao de Acucar ADR	698,175
20,000	Lojas Americanas SA	184,458
90,000	PDG Realty SA Empreendimentos e Participacoes	550,843
		2,424,204
Consumer Staples — 0.9%
13,000	Natura Cosmeticos SA	373,476
Energy — 2.5%
28,000	Petroleo Brasileiro SA ADR	1,059,520
Financials — 2.2%
25,000	Banco Bradesco SA ADR	507,250
18,000	Itau Unibanco Holding SA	431,458
		938,708
Information Technology — 1.2%
5,000	Totvs SA	509,036
Materials — 2.9%
35,000	Vale SA ADR	1,209,950
Utilities — 1.1%
26,500	Companhia Energetica de Minas Gerais - CEMIG ADR	439,635
		6,954,529
Canada — 4.2%
Energy — 0.9%
7,500	EnCana Corp.	218,400
4,200	TransCanada Corp.	159,768
		378,168

Shares		Value

Common Stocks — (Continued)
Canada — (Continued)
Financials — 1.4%
10,000	Bank of Montreal	$575,700
Materials — 1.9%
35,000	NovaGold Resources, Inc.*	499,450
1,900	Potash Corp. of Saskatchewan, Inc.	294,177
		793,627
		1,747,495
China — 11.2%
Consumer Discretionary — 1.4%
230,000	Anta Sports Products Ltd.	365,150
135,000	Parkson Retail Group Ltd.	208,074
		573,224
Consumer Staples — 2.1%
120,000	China Yurun Food Group Ltd.	394,458
95,000	Tsingtao Brewery Co. Ltd.	497,446
		891,904
Energy — 2.0%
500,000	China Petroleum and Chemical Corp. (Sinopec)	478,598
2,700	PetroChina Co. Ltd. ADR	355,023
		833,621
Financials — 2.3%
1,800,000	Bank of China Ltd.	949,477
Health Care — 1.2%
180,000	Shandong Weigao Group Medical Polymer Co. Ltd.	510,633

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Global Select Markets Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
China — (Continued)
Industrials — 1.1%
97,000	Dongfang Electric Corp. Ltd.	$480,464
Information Technology — 1.1%
21,000	Tencent Holdings Ltd.	456,328
		4,695,651
Hong Kong — 8.1%
Consumer Discretionary — 2.4%
440,000	Wynn Macau, Ltd.	984,986
Energy — 1.1%
2,000	CNOOC Ltd. ADR	476,740
Financials — 1.7%
152,000	China Resources Land Ltd.	277,690
27,000	Swire Pacific Ltd.	443,938
		721,628
Information Technology — 1.7%
390,000	Digital China Holdings Ltd.	729,553
Telecommunication Services — 1.2%
10,000	China Mobile Ltd. ADR	496,200
		3,409,107
India — 13.1%
Financials — 3.3%
13,000	Axis Bank Ltd.	392,515
10,000	ICICI Bank Ltd. ADR	506,400
70,000	Rural Electrification Corp. Ltd.	468,232
		1,367,147
Health Care — 3.4%
13,000	Dr. Reddy’s Laboratories Ltd. ADR	480,480
70,000	Opto Circuits India Ltd.	420,172
50,000	Sun Pharmaceutical Industries Ltd.	542,268
		1,442,920
Industrials — 2.3%
22,000	Larsen & Touboro Ltd.	973,801
Information Technology — 2.7%
15,000	Infosys Technologies Ltd. ADR	1,141,200
Materials — 1.4%
105,000	Hindalco Industries Ltd.	580,007
		5,505,075
Indonesia — 6.4%
Consumer Discretionary — 0.7%
50,000	Astra International Tbk PT	303,089
Consumer Staples — 1.0%
800,000	Indofood Sukses Makmur Tbk PT	433,381

Shares		Value

Common Stocks — (Continued)
Indonesia — (Continued)
Energy — 1.4%
1,200,000	Perusahaan Gas Negara Tbk PT	$590,066
Financials — 0.5%
280,000	Bank Mandiri Tbk PT	202,245
Industrials — 0.8%
125,000	United Tractors Tbk PT	330,592
Materials — 2.0%
1,540,000	Holcim Indonesia Tbk PT*	385,043
430,000	Semen Gresik Persero Tbk PT	451,550
		836,593
		2,695,966
Mexico — 1.4%
Telecommunication Services — 1.4%
10,000	America Movil SA de CV,, Series 1 ADR	573,400
Poland — 4.1%
Consumer Discretionary — 1.1%
75,000	TVN SA	432,503
Financials — 1.9%
3,200	Bank Pekoe SA	193,168
6,000	Bre Bank*	615,115
		808,283
Utilities — 1.1%
60,000	Polska Grupa Energetyczna SA	469,227
		1,710,013
Republic Of South Korea — 11.4%
Consumer Staples — 1.2%
1,450	LG Household & Health Care Ltd.	504,550
Financials — 1.3%
21,420	Korean Reinsurance Co.	225,514
7,000	Shinhan Financial Group Co. Ltd.*	330,389
		555,903
Industrials — 3.9%
63,000	Dong Ah Tire & Rubber Co. Ltd.	528,373
2,750	Hyundai Heavy Industries Co. Ltd.*	1,086,947
		1,615,320
Information Technology — 2.8%
1,410	Samsung Electronics Co. Ltd.*	1,193,870
Materials — 2.2%
1,400	Korea Zinc Co. Ltd.	345,378
5,500	POSCO ADR	592,295
		937,673
		4,807,316

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Global Select Markets Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Russian Federation — 1.7%
Materials — 1.7%
30,000	Mining and Metallurgical Co. Norilsk Nickel ADR	$721,200
South Africa — 1.5%
Energy — 1.5%
12,000	Sasol Ltd. ADR	624,600
Taiwan — 11.5%
Consumer Staples — 0.8%
70,000	President Chain Store Corp.	322,962
Financials — 2.3%
710,000	Fubon Financial Holding Co. Ltd.	974,204
Industrials — 1.5%
190,000	Formosa Plastics Corp.	635,462
Information Technology — 2.4%
510,000	Unimicron Technology Corp.	993,688
Materials — 3.3%
435,160	Asia Cement Corp.	481,405
243,000	Taiwan Fertilizer Co. Ltd.	908,583
		1,389,988
Telecommunication Services — 1.2%
19,636	Chunghwa Telecom Co., Ltd. ADR	496,202
		4,812,506
United Kingdom — 1.0%
Materials — 1.0%
5,800	Rio Tinto PLC ADR	415,628
Total Common Stocks (Cost $34,026,338)		38,672,486
Mutual Funds — 3.3%
Exchange Traded Funds — 2.9%
10,000	Guggenheim China Small Cap Index ETF	300,600
6,200	iPath MCSI India Index ETN	481,492
10,200	iShares FTSE China 25 Index Fund	439,518
		1,221,610

Principal Amount or Shares		Value

Mutual Funds — (Continued)
Closed-End Funds — 0.4%
10,000	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	$161,500
Total Mutual Funds (Cost $1,210,515)		1,383,110
Foreign Bonds — 2.9%
200,000	Australian Government, 6.000%, 2/15/17 (a)	210,370
200,000	Australian Government, 6.250%, 4/15/15 (a)	211,450
250,000	Brazilian Government International Bond, 12.500%, 1/5/16 (b)	174,398
200,000	Canadian Government, 4.000%, 6/1/17 (c)	215,660
350,000	European Bank for Reconstruction & Development, Series E, MTN, 9.500%, 11/6/13 (b)	218,065
1,700,000,000	KFW, Series E, 7.500%, 7/17/12 (d)	195,163
Total Foreign Bonds (Cost $1,104,682)		1,225,106
Cash Equivalents — 1.7%
250	Fidelity Institutional Money Market Portfolio, 0.250% (e)	250
716,504	Huntington Money Market Fund, Interfund Shares, 0.010% (e) (f)	716,504
Total Cash Equivalents (Cost $716,754)		716,754
Total Investments (Cost $37,058,289) — 100.1%		41,997,456
Liabilities in Excess of Other Assets — (0.1)%		(21,887)
Net Assets — 100.0%		$41,975,569
(a)	Foreign-denominated security. Principal amount is reported in Australian Dollars.

(b)	Foreign-denominated security. Principal amount is reported in Brazilian Real.

(c)	Foreign-denominated security. Principal amount is reported in Canadian Dollars.

(d)	Foreign-denominated security. Principal amount is reported in Indonesian Rupiah.

(e)	Rate disclosed is the seven day yield as of December 31, 2010.

(f)	Investment in affiliate.

*	Non-income producing security.

ADR	— American Depositary Receipt

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Growth Fund	December 31, 2010

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Information Technology	34.1%
Industrials	13.0%
Energy	12.3%
Health Care	8.5%
Consumer Staples	7.5%
Consumer Discretionary	6.8%
Materials	6.7%
Cash[1]	5.0%
Real Estate Investment Trusts	2.8%
Financials	2.0%
Telecommunication Services	1.3%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2010, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 95.9%
Consumer Discretionary — 6.8%
46,550	Coach, Inc.	$2,574,681
51,430	Family Dollar Stores, Inc.	2,556,585
18,930	Lululemon Athletica, Inc.*	1,295,191
7,330	Netflix, Inc.*	1,287,881
15,270	Nike, Inc., Class B	1,304,363
		9,018,701
Consumer Staples — 7.6%
51,760	Altria Group, Inc.	1,274,331
86,350	Companhia Brasileira de Distribuicao Grupo Pao de Acucar ADR	2,679,441
52,380	McCormick & Co., Inc.	2,437,241
21,610	Philip Morris International, Inc.	1,264,833
36,720	The Coca-Cola Co.	2,415,074
		10,070,920
Energy — 12.5%
41,290	Anadarko Petroleum Corp.	3,144,647
16,750	CNOOC Ltd. ADR	3,992,698
30,280	Core Laboratories NV	2,696,434
58,870	Peabody Energy Corp.	3,766,503
41,670	Transocean Ltd.*	2,896,482
		16,496,764
Financials — 2.0%
15,520	Goldman Sachs Group, Inc.	2,609,843
Health Care — 8.6%
36,510	Merck & Co., Inc.	1,315,820

Shares		Value

Common Stocks — (Continued)
Health Care — (Continued)
30,610	Novo-Nordisk A/S ADR	$3,445,768
77,200	Pfizer, Inc.	1,351,772
36,560	Stryker Corp.	1,963,272
48,140	Varian Medical Systems, Inc.*	3,335,139
		11,411,771
Industrials — 13.2%
53,800	Caterpillar, Inc.	5,038,908
42,200	CSX Corp.	2,726,542
31,630	Deere & Co.	2,626,872
50,620	Joy Global, Inc.	4,391,285
28,540	Union Pacific Corp.	2,644,516
		17,428,123
Information Technology — 34.4%
25,020	Apple, Inc.*	8,070,451
46,300	Baidu, Inc. SP ADR*	4,469,339
221,310	Cisco Systems, Inc.*	4,477,101
37,640	Cognizant Technology Solutions Corp., Class A*	2,758,636
170,380	EMC Corp.*	3,901,702
22,620	F5 Networks, Inc.*	2,944,219
5,660	Google, Inc., Class A*	3,361,870
141,140	Microsoft Corp.	3,940,629
49,320	NetApp, Inc.*	2,710,627
91,430	Oracle Corp.	2,861,759
84,750	Rackspace Hosting, Inc.*	2,661,998

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Growth Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Information Technology — (Continued)
68,000	SanDisk Corp.*	$3,390,480
		45,548,811
Materials — 6.7%
23,500	Agrium, Inc.	2,156,125
38,300	Du Pont (E.I.) de Nemours & Co.	1,910,404
21,510	Freeport-McMoran Copper & Gold, Inc., Series B, Class B	2,583,136
32,050	Rio Tinto PLC ADR	2,296,703
		8,946,368
Real Estate Investment Trusts — 2.8%
24,380	Health Care, Inc.	1,161,463
19,670	Mid-America Apartment Communities, Inc.	1,248,848
48,310	National Retail Properties, Inc.	1,280,215
		3,690,526
Telecommunication Services — 1.3%
90,580	Frontier Communications Corp.	881,343
63,240	Windstream Corp.	881,566
		1,762,909
Total Common Stocks (Cost $109,490,542)		126,984,736

Shares		Value

Cash Equivalents — 5.1%
6,700,122	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	$6,700,122
Total Cash Equivalents (Cost $6,700,122)		6,700,122
Total Investments (Cost $116,190,664) — 101.0%		133,684,858
Liabilities in Excess of Other Assets — (1.0)%		(1,344,535)
Net Assets — 100.0%		$132,340,323
(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2010.

*	Non-income producing security.

ADR —American Depositary Receipt.

PLC — Public Liability Co.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Income Equity Fund	December 31, 2010

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Energy	19.1%
Financials	11.7%
Industrials	11.7%
Real Estate Investment Trusts	10.5%
Consumer Staples	9.6%
Health Care	9.3%
Information Technology	6.6%
Utilities	6.4%
Consumer Discretionary	6.2%
Materials	3.2%
Cash[1]	3.0%
Telecommunication Services	2.7%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2010, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 97.0%
Consumer Discretionary — 6.2%
157,000	H & R Block, Inc.	$1,869,870
31,100	McDonald’s Corp.	2,387,236
35,900	Time Warner, Inc.	2,370,477
		6,627,583
Consumer Staples — 9.6%
72,000	Altria Group, Inc.	1,772,640
38,400	HJ Heinz Co.	1,899,264
22,300	Kimberly-Clark Corp.	1,405,792
27,200	PepsiCo, Inc.	1,776,976
34,100	Philip Morris International, Inc.	1,995,873
21,300	The Coca-Cola Co.	1,400,901
		10,251,446
Energy — 19.2%
22,600	Chevron Texaco Corp.	2,062,250
22,600	ConocoPhillips	1,539,060
71,700	Enerplus Resources Fund	2,211,228
33,900	Eni SpA ADR	1,482,786
27,500	Exxon Mobil Corp.	2,010,800
36,100	Marathon Oil Corp.	1,336,783
76,000	Penn West Energy Trust	1,817,920
12,000	PetroChina Co. Ltd. ADR	1,577,880
47,900	Repsol YPF SA ADR	1,338,326
23,300	Royal Dutch Shell PLC ADR	1,555,974
80,000	Spectra Energy Corp.	1,999,200

Shares		Value

Common Stocks — (Continued)
Energy — (Continued)
29,400	Total SA ADR	$1,572,312
		20,504,519
Financials — 11.7%
36,700	Bank of Montreal	2,112,819
30,200	Canadian Imperial Bank of Commerce	2,367,680
32,600	Chubb Corp.	1,944,264
22,900	M & T Bank Corp.	1,993,445
71,000	Sun Life Financial, Inc.	2,137,100
35,200	The Travelers Cos., Inc.	1,960,992
		12,516,300
Health Care — 9.3%
44,100	Abbott Laboratories	2,112,831
40,700	AstraZeneca PLC ADR	1,879,933
46,800	Eli Lilly & Co.	1,639,872
114,000	Pfizer, Inc.	1,996,140
73,000	Sanofi-Aventis ADR	2,352,790
		9,981,566
Industrials — 11.7%
19,000	Caterpillar, Inc.	1,779,540
16,500	Eaton Corp.	1,674,915
25,700	Lockheed Martin Corp.	1,796,687
134,000	R.R. Donnelley & Sons Co.	2,340,980
25,400	The Boeing Co.	1,657,604

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Income Equity Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Industrials — (Continued)
22,900	United Parcel Service, Inc., Class B	$1,662,082
43,300	Waste Management, Inc.	1,596,471
		12,508,279
Information Technology — 6.6%
110,000	Intel Corp.	2,313,300
16,200	International Business Machines Corp.	2,377,512
87,000	Microsoft Corp.	2,429,040
		7,119,852
Materials — 3.2%
32,700	Du Pont (E.I.) de Nemours & Co.	1,631,076
20,900	PPG Industries, Inc.	1,757,063
		3,388,139
Real Estate Investment Trusts — 10.5%
30,100	Equity Residential	1,563,695
69,700	HCP, Inc.	2,564,263
50,900	Health Care, Inc.	2,424,876
74,200	Mack-Cali Realty Corp.	2,453,052
22,100	Simon Property Group, Inc.	2,198,729
		11,204,615
Telecommunication Services — 2.7%
49,600	AT&T, Inc.	1,457,248
41,100	Verizon Communications, Inc.	1,470,558
		2,927,806

Shares		Value

Common Stocks — (Continued)
Utilities — 6.3%
44,800	Ameren Corp.	$1,262,912
27,600	DTE Energy Co.	1,250,832
68,000	Duke Energy Corp.	1,211,080
28,600	Exelon Corp.	1,190,904
107,000	NiSource, Inc.	1,885,340
		6,801,068
Total Common Stocks (Cost $95,243,066)		103,831,173
Cash Equivalents — 3.0%
3,214,284	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	3,214,284
Total Cash Equivalents (Cost $3,214,284)		3,214,284
Total Investments (Cost $98,435,640) — 100.0%		107,045,457
Liabilities in Excess of Other Assets — (0.0)%		(33,757)
Net Assets — 100.0%		$107,011,700

(a) Investment in affiliate.

(b) Rate disclosed is the seven day yield as of December 31, 2010.

ADR — American Depositary Receipt.

PLC — Public Liability Co.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington International Equity Fund	December 31, 2010

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Japan	19.5%
United Kingdom	17.3%
France	8.7%
Germany	6.9%
Switzerland	6.8%
Singapore	5.6%
Mutual Funds	5.4%
Australia	4.5%
Sweden	4.5%
Canada	3.9%
Netherlands	3.7%
Cash[1]	2.9%
Taiwan	2.2%
Italy	1.7%
Spain	1.7%
United States	1.4%
Mexico	1.2%
Hong Kong	1.1%
Israel	1.0%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2010, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 90.5%
Australia — 4.5%
Consumer Staples — 1.8%
934,000	Foster’s Group Ltd.	$5,421,409
Materials — 2.7%
180,000	BHP Billiton Ltd.	8,323,540
		13,744,949
Canada — 3.9%
Energy — 2.2%
108,000	Cenovus Energy, Inc.	3,589,920
108,000	EnCana Corp.	3,144,960
		6,734,880
Telecommunication Services — 1.7%
146,000	BCE, Inc.	5,177,160
		11,912,040
France — 8.6%
Energy — 2.2%
126,840	Total SA	6,723,987

Shares		Value

Common Stocks — (Continued)
France — (Continued)
Financials — 3.1%
243,900	AXA SA ADR	$4,060,935
84,011	BNP Paribas	5,347,635
		9,408,570
Health Care — 1.8%
88,000	Sanofi-Aventis	5,629,788
Utilities — 1.5%
46,172	GDF Suez ADR	1,664,039
81,000	GDF Suez	2,907,748
		4,571,787
		26,334,132
Germany — 6.8%
Consumer Staples — 1.8%
86,000	Henkel AG & Co. KGaA	5,378,809

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington International Equity Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Germany — (Continued)
Industrials — 3.4%
222,000	GEA Group AG	$6,412,608
32,500	Siemens AG	4,048,432
		10,461,040
Materials — 1.6%
67,000	K+S AG	5,071,021
		20,910,870
Hong Kong — 1.1%
Financials — 1.1%
434,000	The Wharf (Holdings) Ltd.	3,339,020
Israel — 1.0%
Health Care — 1.0%
60,000	Teva Pharmaceutical Industries Ltd., ADR	3,127,800
Italy — 1.6%
Energy — 1.6%
102,000	Saipem SpA	5,023,972
Japan — 19.2%
Consumer Discretionary — 3.9%
149,000	Honda Motor Co. Ltd	5,897,630
438,000	Panasonic Corp.	6,217,470
		12,115,100
Consumer Staples — 3.5%
230,000	Shiseido Co. Ltd.	5,023,330
145,800	Unicharm Corp.	5,797,895
		10,821,225
Financials — 2.5%
1,500	Japan Prime Realty Investment Corp.	4,616,805
300	Japan Real Estate Investment Corp.	3,109,880
		7,726,685
Industrials — 4.3%
36,900	FANUC Ltd.	5,665,042
244,000	KOMATSU Ltd.	7,380,831
		13,045,873
Information Technology — 5.0%
168,500	Canon, Inc.	8,733,580
22,900	KEYENCE Corp.	6,631,062
		15,364,642
		59,073,525
Mexico — 1.1%
Telecommunication Services — 1.1%
62,500	America Movil SA de CV., Series L ADR	3,583,750

Shares		Value

Common Stocks — (Continued)
Netherlands — 3.7%
Consumer Discretionary — 1.3%
133,000	Koninklijke (Royal) Philips Electronics NV NYS	$4,083,100
Energy — 2.4%
217,000	Royal Dutch Shell PLC, Class A	7,236,717
		11,319,817
Singapore — 5.6%
Financials — 1.5%
390,000	DBS Group Holdings Ltd.	4,353,601
118,400	K-Green Trust*	98,759
		4,452,360
Industrials — 2.1%
742,000	Keppel Corp Ltd.	6,547,739
Telecommunication Services — 2.0%
2,575,930	Singapore Telecommunications Ltd	6,124,561
		17,124,660
Spain — 1.7%
Financials — 1.7%
519,066	Banco Bilbao Vizcaya Argentaria SA ADR	5,278,901
Sweden — 4.4%
Consumer Discretionary — 1.5%
142,000	Hennes & Mauritz AB	4,735,447
Consumer Staples — 1.3%
245,000	Svenska Cellulosa AB (SCA)	3,873,604
Industrials — 1.6%
282,000	Volvo AB*	4,974,989
		13,584,040
Switzerland — 6.7%
Financials — 2.1%
104,300	ACE Ltd.	6,492,675
Health Care — 2.1%
111,400	Novartis AG	6,552,590
Materials — 2.5%
128,100	Syngenta AG ADR	7,529,718
		20,574,983
Taiwan — 2.1%
Information Technology — 2.1%
522,854	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	6,556,589
United Kingdom — 17.1%
Consumer Discretionary — 1.9%
364,000	Pearson, Inc.	5,721,825

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington International Equity Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
United Kingdom — (Continued)
Consumer Staples — 3.6%
109,000	Reckitt Benckiser Group PLC	$5,991,813
778,284	TESCO PLC	5,158,217
		11,150,030
Energy — 2.0%
302,000	BG Group PLC	6,103,579
Financials — 3.2%
950,000	Barclays PLC	3,876,296
216,337	Standard Chartered PLC	5,821,279
		9,697,575
Health Care — 1.3%
103,850	GlaxoSmithKline PLC ADR	4,072,997
Industrials — 1.7%
528,000	Rolls-Royce Group PLC	5,129,731
Telecommunication Services — 2.0%
2,430,000	Vodafone Group PLC	6,282,947
Utilities — 1.4%
231,100	Scottish & Southern Energy PLC	4,414,776
		52,573,460
United States — 1.4%
Energy — 1.4%
51,352	Schlumberger Ltd.	4,287,892
Total Common Stocks (Cost $221,898,811)		278,350,400

Shares		Value

Mutual Funds — 5.3%
Exchange Traded Funds — 1.2%
212,000	iShares MSCI Hong Kong Index Fund	$4,008,920
69,500	iShares MSCI South Korea Index Fund	4,252,705
222,000	iShares MSCI Taiwan Index Fund	3,467,640
60,000	ProShares UltraShort Yen*	943,200
		12,672,465
Closed-End Funds — 1.2%
139,000	Morgan Stanley India Investment Fund, Inc.*	3,570,910
Total Mutual Funds (Cost $11,531,172)		16,243,375
Cash Equivalents — 2.9%
8,803,071	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	8,803,071
Total Cash Equivalents (Cost $8,803,071)		8,803,071
Total Investments (Cost $242,233,054) — 98.7%		303,396,846
Other Assets in Excess of Liabilities — 1.3%		4,031,841
Net Assets — 100.0%		$307,428,687

(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2010.

*	Non-income producing security.

ADR — American Depositary Receipt.

NYS — New York Shares.

PLC — Public Liability Co.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Macro 100 Fund	December 31, 2010

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Information Technology	18.1%
Energy	12.3%
Industrials	12.0%
Financials	11.4%
Health Care	10.6%
Consumer Staples	9.4%
Consumer Discretionary	9.0%
Materials	5.3%
Cash[1]	4.6%
Telecommunication Services	3.2%
Utilities	2.4%
Real Estate Investment Trusts	1.7%
Total	100.0%

1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2010, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 95.2%
Consumer Discretionary — 9.0%
1,150	AutoZone, Inc.*	$313,478
12,800	GameStop Corp., Class A*	292,864
6,400	Hasbro, Inc.	301,952
8,600	Johnson Controls, Inc.	328,520
4,075	McDonald’s Corp.	312,797
23,900	Newell Rubbermaid, Inc.	434,502
4,585	Omnicom Group, Inc.	209,993
3,000	Polo Ralph Lauren Corp.	332,760
6,000	Scripps Networks Interactive, Class A	310,500
6,100	Starwood Hotels & Resorts Worldwide, Inc.	370,758
5,600	The TJX Cos., Inc.	248,584
7,400	The Walt Disney Co.	277,574
4,000	V.F. Corp.	344,720
		4,079,002
Consumer Staples — 9.4%
11,100	Avon Products, Inc.	322,566
4,500	Colgate-Palmolive Co.	361,665
20,600	Constellation Brands, Inc.*	456,290
9,800	Dr. Pepper Snapple Group, Inc.	344,568
13,700	Kellogg Co.	699,796
9,700	Kraft Foods, Inc.	305,647
9,000	McCormick & Co., Inc.	418,770
7,600	Procter & Gamble Co.	488,908
17,200	Sysco Corp.	505,680
5,900	The Clorox Co.	373,352
		4,277,242

Shares		Value

Common Stocks — (Continued)
Energy — 12.2%
6,800	Apache Corp.	$810,764
6,269	Baker Hughes, Inc.	358,399
10,600	ConocoPhillips	721,860
15,300	Denbury Resources, Inc.*	292,077
5,600	Devon Energy Corp.	439,656
1,500	EOG Resources, Inc.	137,115
8,157	Exxon Mobil Corp.	596,440
12,000	Marathon Oil Corp.	444,360
4,550	Occidental Petroleum Corp.	446,355
7,600	Peabody Energy Corp.	486,248
23,700	Rowan Cos., Inc.*	827,367
		5,560,641
Financials — 11.4%
10,000	Aflac, Inc.	564,300
27,000	Discover Financial Services	500,310
19,200	JPMorgan Chase & Co.	814,464
12,900	Lincoln National Corp.	358,749
70,000	Regions Financial Corp.	490,000
10,000	State Street Corp.	463,400
8,400	The Allstate Corp.	267,792
6,000	Torchmark Corp.	358,440
22,500	U.S. Bancorp	606,825
23,864	Wells Fargo & Co.	739,545
		5,163,825

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Macro 100 Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Health Care — 10.6%
8,400	Becton, Dickinson & Co.	$709,968
3,900	C.R. Bard, Inc.	357,903
3,300	Genzyme Corp.*	234,960
6,800	Johnson & Johnson	420,580
8,600	McKesson Corp.	605,268
7,900	Medtronic, Inc.	293,011
22,500	Mylan Laboratories, Inc.*	475,425
10,700	Patterson Cos., Inc.	327,741
21,450	Pfizer, Inc.	375,589
5,500	Stryker Corp.	295,350
6,700	Thermo Fisher Scientific, Inc.*	370,912
6,300	Zimmer Holdings, Inc.*	338,184
		4,804,891
Industrials — 11.9%
4,500	Cummins, Inc.	495,045
3,300	Flowserve Corp.	393,426
6,300	General Dynamics Corp.	447,048
7,800	Illinois Tool Works, Inc.	416,520
7,500	Jacobs Engineering Group, Inc.*	343,875
3,800	Pall Corp.	188,404
3,000	Parker Hannifin Corp.	258,900
10,125	Republic Services, Inc., Class A	302,333
5,000	Stericycle, Inc.*	404,600
10,400	Union Pacific Corp.	963,664
4,300	United Parcel Service, Inc., Class B	312,094
6,900	United Technologies Corp.	543,168
2,600	W.W. Grainger, Inc.	359,086
		5,428,163
Information Technology — 18.1%
6,700	Akamai Technologies, Inc.*	315,235
2,700	Apple, Inc.*	870,912
9,900	BMC Software, Inc.*	466,686
50,800	Cisco Systems, Inc.*	1,027,684
6,500	Cognizant Technology Solutions Corp., Class A*	476,385
21,700	EMC Corp.*	496,930
6,175	Fiserv, Inc.*	361,608
1,075	Google, Inc., Class A*	638,518
4,200	International Business Machines Corp.	616,392
8,800	Intuit, Inc.*	433,840
54,200	Jabil Circuit, Inc.	1,088,878
22,250	Microsoft Corp.	621,220
11,000	VeriSign, Inc.*	359,370
39,092	Xerox Corp.	450,340
		8,223,998

Shares		Value

Common Stocks — (Continued)
Materials — 5.3%
14,400	Ball Corp.	$979,920
4,500	Cliffs Natural Resources, Inc.	351,045
5,000	Ecolab, Inc.	252,100
16,000	The Dow Chemical Co.	546,240
16,000	Titanium Metals Corp.*	274,880
		2,404,185

Real Estate Investment Trusts — 1.7%
9,800	HCP, Inc.	360,542
22,500	Host Hotels & Resorts, Inc.	402,075
		762,617
Telecommunication Services — 3.2%
11,000	AT&T, Inc.	323,180
11,900	CenturyLink, Inc.	549,423
16,050	Verizon Communications, Inc.	574,269
		1,446,872
Utilities — 2.4%
3,800	Consolidated Edison, Inc.	188,366
4,900	Dominion Resources, Inc., Class A	209,328
1,800	Entergy Corp.	127,494
2,100	Integrys Energy Group, Inc.	101,871
3,300	Pinnacle West Capital Corp.	136,785
3,600	Progress Energy, Inc.	156,528
2,900	Wisconsin Energy Corp.	170,694
		1,091,066
Total Common Stocks (Cost $35,012,675)		43,242,502
Cash Equivalents — 4.6%
2,108,417	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	2,108,417
Total Cash Equivalents (Cost $2,108,417)		2,108,417
Total Investments (Cost $37,121,092) — 99.8%		45,350,919
Other Assets in Excess of Liabilities — 0.2%		95,320
Net Assets — 100.0%		$45,446,239

(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2010.

*	Non-income producing security.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Mid Corp America	December 31, 2010

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Industrials	19.1%
Information Technology	17.9%
Consumer Discretionary	12.5%
Health Care	12.5%
Financials	9.6%
Materials	7.1%
Energy	6.5%
Real Estate Investment Trusts	4.9%
Utilities	4.0%
Consumer Staples	3.5%
Cash[1]	1.3%
Telecommunication Services	1.1%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2010, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 98.7%
Consumer Discretionary — 12.5%
7,120	Advance Auto Parts, Inc.	$470,988
15,900	Best Buy Co., Inc.	545,211
25,340	Bob Evans Farms, Inc.	835,206
22,400	BorgWarner, Inc.*	1,620,864
12,100	Coinstar, Inc.*	682,924
20,670	Guess?, Inc.	978,104
12,365	ITT Educational Services, Inc.*	787,527
30,300	J Crew Group, Inc.*	1,307,142
20,800	Kohl’s Corp.*	1,130,272
19,500	Mohawk Industries, Inc.*	1,106,820
40,000	Nordstrom, Inc.	1,695,200
24,650	PetSmart, Inc.	981,563
6,710	Polo Ralph Lauren Corp.	744,273
15,540	Ross Stores, Inc.	982,905
37,200	Royal Caribbean Cruises Ltd.*	1,748,400
16,070	Stanley Black & Decker, Inc.	1,074,601
15,760	V.F. Corp.	1,358,197
4,100	Whirlpool Corp.	364,203
8,000	Wolverine World Wide, Inc.	255,040
		18,669,440
Consumer Staples — 3.5%
32,000	Church & Dwight Co., Inc.	2,208,640
25,950	Constellation Brands, Inc.*	574,793
28,900	Dr. Pepper Snapple Group, Inc.	1,016,124
20,700	Ralcorp Holding, Inc.*	1,345,707
		5,145,264

Shares		Value

Common Stocks — (Continued)
Energy — 6.5%
46,700	Chesapeake Energy Corp.	$1,209,997
11,300	Forest Oil Corp.*	429,061
29,200	Helmerich & Payne, Inc.	1,415,616
28,160	Murphy Oil Corp.	2,099,328
35,500	Noble Energy, Inc.	3,055,840
13,170	Oceaneering International, Inc.*	969,707
11,250	Unit Corp.*	522,900
		9,702,449
Financials — 9.6%
10,000	Allied World Assurance Co. Holdings, Ltd.	594,400
28,100	Cincinnati Financial Corp.	890,489
26,900	City National Corp.	1,650,584
4,310	Everest Re Group Ltd.	365,574
34,430	First American Financial Corp.	514,384
59,900	First Niagara Financial Group, Inc.	837,402
10,000	Hanover Insurance Group, Inc.	467,200
9,730	HCC Insurance Holdings, Inc.	281,586
21,800	Invesco Ltd.	524,508
9,800	Jones Lang LaSalle, Inc.	822,416
20,000	Legg Mason, Inc.	725,400
45,400	Principal Financial Group	1,478,224
21,800	Prosperity Bancshares, Inc.	856,304
22,240	T. Rowe Price Group, Inc.	1,435,370
30,590	Torchmark Corp.	1,827,447
27,390	Trustmark Corp.	680,368
16,070	Unum Group	389,215
		14,340,871

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Mid Corp America	(Continued)

Shares		Value

Common Stocks — (Continued)
Health Care — 12.5%
60,000	AmerisourceBergen Corp.	$2,047,200
12,430	Biogen Idec, Inc.*	833,431
13,840	Cephalon, Inc.*	854,205
18,775	Coventry Health Care, Inc.*	495,660
49,600	Life Technologies Corp.*	2,752,800
44,700	Lincare Holdings, Inc.	1,199,301
33,300	Owens & Minor, Inc.	980,019
38,300	PDL BioPharma, Inc.	238,609
16,000	Quest Diagnostics, Inc.	863,520
32,490	St Jude Medical, Inc.*	1,388,947
21,500	Teleflex, Inc.	1,156,915
68,156	Thermo Fisher Scientific, Inc.*	3,773,116
38,830	Watson Pharmaceutical, Inc.*	2,005,569
		18,589,292
Industrials — 19.1%
10,200	Alliant Techsystems, Inc.*	759,186
30,200	CNH Global NV NYS*	1,441,748
47,200	Cooper Industries PLC	2,751,288
14,400	Cummins, Inc.	1,584,144
16,000	Elbit Systems Ltd.	846,720
22,900	EMCOR Group, Inc.*	663,642
3,320	Flowserve Corp.	395,810
28,700	General Cable Corp.*	1,007,083
53,400	John Bean Technologies Corp.	1,074,942
54,000	Kennametal, Inc.	2,130,840
39,000	L-3 Communications Holdings, Inc.	2,749,110
15,700	Ladish Co., Inc.*	763,177
25,800	Pall Corp.	1,279,164
23,400	Parker Hannifin Corp.	2,019,420
10,100	Precision Castparts Corp.	1,406,021
20,000	Quanex Building Products Corp.	379,400
7,000	R.R. Donnelley & Sons Co.	122,290
3,000	Rockwell International Corp.	215,130
21,000	Ryder System, Inc.	1,105,440
20,000	Sonoco Products Co.	673,400
30,500	Thomas & Betts Corp.*	1,473,150
10,000	UniFirst Corp.	550,500
59,270	Vishay Intertechnology, Inc.*	870,084
25,150	Watsco, Inc.	1,586,462
25,200	Weatherford International Ltd.*	574,560
		28,422,711
Information Technology — 17.9%
225,066	Activision Blizzard, Inc.	2,799,821
11,000	Amdocs Ltd.*	302,170
111,660	Amkor Technology, Inc.*	825,167
53,697	Aviat Networks, Inc.*	272,244
22,135	Benchmark Electronics, Inc.*	401,972
19,170	BMC Software, Inc.*	903,674
24,200	Broadcom Corp., Class A	1,053,910
33,730	Broadridge Financial Solutions, Inc.	739,699
34,900	Citrix Systems, Inc.*	2,387,509
34,430	CoreLogic, Inc.	637,644
53,400	CTS Corp.	590,604
8,000	Cymer, Inc.*	360,560

Shares		Value

Common Stocks — (Continued)
Information Technology — (Continued)
32,866	Fidelity National Information Services, Inc.	$900,200
14,100	Fiserv, Inc.*	825,696
28,430	FLIR Systems, Inc.*	845,792
40,000	Forrester Research, Inc.	1,411,600
33,000	Harris Corp.	1,494,900
29,000	JDA Software Group, Inc.*	812,000
25,700	Molex, Inc.	583,904
15,300	Multi-Fineline Electronix, Inc.*	405,297
30,800	NCR Corp.*	473,396
49,600	NVIDIA Corp.*	763,840
112,100	ON Semiconductor Corp.*	1,107,548
17,200	Progress Software Corp.*	727,904
31,600	Synopsys, Inc.*	850,356
20,600	Syntel, Inc.	984,474
50,280	Teradata Corp.*	2,069,525
29,250	Varian Semiconductor Equipment Associates, Inc.*	1,081,372
		26,612,778
Materials — 7.1%
16,800	Albemarle Corp.	937,104
18,100	AptarGroup, Inc.	861,017
6,000	Ball Corp.	408,300
29,300	Cytec Industries, Inc.	1,554,658
27,000	FMC Corp.	2,157,030
14,000	Innophos Holdings, Inc.	505,120
18,800	Lubrizol Corp.	2,009,344
3,000	Minerals Technologies, Inc.	196,230
12,280	PPG Industries, Inc.	1,032,380
20,900	RPM International, Inc.	461,890
6,000	Schnitzer Steel Industries, Inc.	398,340
		10,521,413
Real Estate Investment Trusts — 4.9%
14,450	Alexandria Real Estate Equities, Inc.	1,058,607
9,300	Federal Realty Investment Trust	724,749
12,200	Home Properties, Inc.	676,978
28,334	Host Hotels & Resorts, Inc.	506,329
12,210	Liberty Property Trust	389,743
21,510	Mack-Cali Realty Corp.	711,121
13,360	Mid-America Apartment Communities, Inc.	848,226
16,690	PS Business Parks, Inc.	929,967
15,200	Rayonier, Inc.	798,304
18,260	Sovran Self Storage, Inc.	672,151
		7,316,175
Telecommunication Services — 1.1%
26,570	CenturyLink, Inc.	1,226,737
9,000	TELUS Corp.	392,040
		1,618,777
Utilities — 4.0%
12,000	AGL Resources, Inc.	430,200
18,620	CMS Energy Corp.	346,332

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Mid Corp America	(Continued)

Shares		Value

Common Stocks — (Continued)
Utilities — (Continued)
6,980	DTE Energy Co.	$316,334
60,750	MDU Resources Group, Inc.	1,231,402
13,950	National Fuel Gas Co.	915,399
14,250	New Jersey Resources Corp.	614,317
33,700	Portland General Electric Co.	731,290
63,000	Questar Corp.	1,096,830
12,640	Xcel Energy, Inc.	297,672
		5,979,776
Total Common Stocks (Cost $81,560,871)		146,918,946

Shares		Value

Cash Equivalents — 1.3%
1,913,483	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	$1,913,483
Total Cash Equivalents (Cost $1,913,483)		1,913,483
Total Investments (Cost $83,429,803) — 100.0%		148,832,429
Liabilities in Excess of Other Assets — (0.0)%		(36,808)
Net Assets — 100.0%		$148,795,621
(a)	Rate disclosed is the seven day yield as of December 31, 2010.

(b)	Investment in affiliate.

*	Non-income producing security.

NYS — New York Shares

PLC — Public Liability Co.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington New Economy Fund	December 31, 2010

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Information Technology	22.0%
Energy	14.6%
Industrials	14.1%
Consumer Discretionary	12.3%
Financials	10.5%
Materials	9.7%
Health Care	7.1%
Consumer Staples	3.2%
Cash[1]	2.8%
Utilities	1.7%
Real Estate Investment Trusts	1.1%
Options Purchased	0.9%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2010, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 97.8%
Consumer Discretionary — 12.5%
6,900	Advance Auto Parts, Inc.	$456,435
16,300	Columbia Sportswear Co.	982,890
20,800	Crocs, Inc.*	356,096
14,900	Iconix Brand Group, Inc.*	287,719
27,300	Limited Brands, Inc.	838,929
18,820	Lululemon Athletica, Inc.*	1,287,664
1,200	Priceline.com, Inc.*	479,460
16,300	Tractor Supply Co.	790,387
44,580	True Religion Apparel, Inc.*	992,351
9,300	Under Armour, Inc., Series A, Class A*	510,012
		6,981,943
Consumer Staples — 3.3%
25,800	Green Mountain Coffee Roasters, Inc.*	847,788
15,700	Mead Johnson Nutrition Co.	977,325
		1,825,113
Energy — 14.8%
28,000	Alpha Natural Resources, Inc.*	1,680,840
17,200	AMCOL International Corp.	533,200
15,700	Atwood Oceanics, Inc.*	586,709
18,600	Holly Corp.	758,322
25,900	Nabors Industries Ltd.*	607,614
12,000	National Oilwell Varco, Inc.	807,000
54,900	Patriot Coal Corp.*	1,063,413
68,500	Quicksilver Resources, Inc.*	1,009,690

Shares		Value

Common Stocks — (Continued)
Energy — (Continued)
10,300	Tenaris SA ADR	$504,494
39,600	Tesoro Corp.*	734,184
		8,285,466
Financials — 10.7%
6,000	Ameriprise Financial, Inc.	345,300
11,000	Bank of Hawaii Corp.	519,310
22,700	BB&T Corp.	596,783
21,600	Jefferies Group, Inc.	575,208
110,300	Marshall & Ilsley Corp.	763,276
26,000	MSCI, Inc., Class A*	1,012,960
28,400	SVB Financial Group*	1,506,620
24,400	U.S. Bancorp	658,068
		5,977,525
Health Care — 7.3%
11,450	Abbott Laboratories	548,570
16,800	CareFusion Corp.*	431,760
16,500	Integra LifeSciences Holdings Corp.*	780,450
9,800	Life Technologies Corp. (a)*	543,900
10,100	Perrigo Co.	639,633
39,700	Thoratec Corp.*	1,124,304
		4,068,617
Industrials — 14.3%
10,000	AGCO Corp.*	506,600
18,700	CNH Global NV NYS*	892,738

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington New Economy Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Industrials — (Continued)
9,000	FMC Technologies, Inc.*	$800,190
6,900	Haynes International, Inc.	288,627
34,300	Hexcel Corp.*	620,487
12,600	Joy Global, Inc.	1,093,050
15,700	Lindsay Corp.	933,051
5,600	Precision Castparts Corp.	779,576
3,800	SPX Corp.	271,662
14,100	The Boeing Co.	920,166
10,000	Valmont Industries, Inc.	887,300
		7,993,447
Information Technology — 22.3%
12,200	3D Systems Corp.*	384,178
14,300	Acme Packet, Inc.*	760,188
3,180	Apple, Inc.*	1,025,741
79,200	Compellent Technologies, Inc.*	2,185,128
16,060	Cree, Inc. (a)*	1,058,193
22,000	Mellanox Technologies Ltd.*	575,740
6,600	NetApp, Inc. (a)*	362,736
29,500	Netlogic Microsystems, Inc.*	926,595
30,500	NVIDIA Corp.*	469,700
17,200	Riverbed Technology, Inc. (a)*	604,924
22,100	Rovi Corp.*	1,370,421
15,100	Solera Holdings, Inc.	774,932
16,300	STEC, Inc.*	287,695
80,300	Take-Two Interactive Software, Inc.*	982,872
8,000	VMware, Inc., Class A*	711,280
		12,480,323
Materials — 9.8%
11,900	Agrium, Inc. (a)	1,091,825
7,000	Barrick Gold Corp.	372,260
12,400	CF Industries Holdings, Inc. (a)	1,675,860
10,700	FMC Corp.	854,823
35,800	Stillwater Mining Co.*	764,330
43,600	Titanium Metals Corp.*	749,048
		5,508,146

Shares		Value

Common Stocks — (Continued)
Real Estate Investment Trusts — 1.1%
16,400	HCP, Inc.	$603,356
Utilities — 1.7%
25,700	FirstEnergy Corp.	951,414
Total Common Stocks (Cost $47,070,547)		54,675,350
Options Purchased — 0.9%
1,000	iPath S&P 500 VIX Mid-Term Futures ETN, Call @ $75, Expiring January 2011	20,000
2,000	iPath S&P 500 VIX Short-Term Futures ETN, Call @ $40, Expiring February 2011	490,000
Total Options Purchased (Cost $833,363)		510,000
Cash Equivalents — 2.9%
1,609,241	Huntington Money Market Fund, Interfund Shares, 0.010% (b) (c)	1,609,241
Total Cash Equivalents (Cost $1,609,241)		1,609,241
Total Investments (Cost $49,513,151) — 101.6%		56,794,591
Liabilities in Excess of Other Assets — (1.6)%		(912,733)
Net Assets — 100.0%		$55,881,858
(a)	All or a portion of the security is held as collateral for options.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of December 31, 2010.

*	Non-income producing security.

ADR — American Depositary Receipt.

NYS — New York Shares.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Real Strategies Fund	December 31, 2010

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Energy	44.3%
Materials	23.3%
Industrials	13.4%
Real Estate Investment Trusts	8.7%
Mutual Funds	7.8%
Utilities	1.5%
Financials	0.9%
Cash[1]	0.1%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2010, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 92.6%
Energy — 45.0%
44,300	Arch Coal, Inc. (a)	$1,553,158
48,100	Cameco Corp.	1,942,278
32,000	Canadian Natural Resources Ltd.	1,421,440
49,800	Chesapeake Energy Corp.	1,290,318
20,000	Consol Energy, Inc.	974,800
78,200	El Paso Corp.	1,076,032
33,400	EnCana Corp.	972,608
28,700	Enterprise Products Partners LP	1,194,207
52,800	Hugoton Royalty Trust	1,083,456
43,500	Linn Energy LLC	1,630,815
36,600	Marathon Oil Corp. (a)	1,355,298
25,800	National Oilwell Varco, Inc.	1,735,050
61,000	Natural Resource Partners LP	2,025,200
27,600	Newfield Exploration Co.*	1,990,236
28,000	Noble Corp.	1,001,560
22,700	Peabody Energy Corp. (a)	1,452,346
58,600	Penn Virginia Resource Partners, LP	1,659,552
47,300	Petroleo Brasileiro SA ADR	1,789,832
41,100	Sasol Ltd. ADR	2,139,255
13,932	Schlumberger Ltd.	1,163,322
64,900	Spectra Energy Corp.	1,621,851
40,646	StatoilHydro ASA ADR	966,155
20,200	Tenaris SA ADR	989,396
60,000	Tesoro Corp. (a)*	1,112,400
19,198	Transocean Ltd.*	1,334,453
350,000	Uranium Energy Corp.*	2,114,000
255,400	USEC, Inc.*	1,537,508
41,000	Valero Energy Corp. (a)	947,920
13,700	Walter Energy, Inc.	1,751,408
		41,825,854

Shares		Value

Common Stocks — (Continued)
Industrials — 13.6%
45,100	AGCO Corp.*	$2,284,766
10,000	Bucyrus International, Inc.	894,000
27,000	Deere & Co.	2,242,350
12,000	Fluor Corp.	795,120
44,500	Foster Wheeler AG*	1,536,140
39,000	Harsco Corp.	1,104,480
40,000	KOMATSU Ltd. ADR	1,218,800
97,900	Manitowoc Co., Inc.	1,283,469
35,000	Robbins & Myers, Inc.	1,252,300
		12,611,425
Materials — 23.7%
12,770	Agrium, Inc. (a)	1,171,648
20,000	Allegheny Technologies, Inc. (a)	1,103,600
14,800	BHP Billiton Ltd. ADR	1,375,216
13,000	FMC Corp.	1,038,570
98,000	Olin Corp.	2,010,960
7,500	POSCO ADR	807,675
12,320	Potash Corp. of Saskatchewan, Inc.	1,907,506
13,800	Praxair, Inc.	1,317,486
47,000	Rio Tinto PLC ADR	3,368,020
33,400	Sociedad Quimica y Minera de Chile SA ADR	1,951,228
10,700	Terra Nitrogen Co., LP	1,156,777
19,500	The Mosaic Co.	1,489,020
41,300	Vale SA ADR	1,427,741
32,000	Yara International ASA ADR	1,856,000
		21,981,447
Real Estate Investment Trusts — 8.8%
9,081	Avalonbay Communities, Inc.	1,022,067
17,900	Boston Properties, Inc. (a)	1,541,190

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Real Strategies Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Real Estate Investment Trusts — (Continued)
80,000	Duke Realty Corp.	$996,800
39,300	Plum Creek Timber Co., Inc.	1,471,785
32,800	Rayonier, Inc.	1,722,656
16,806	Vornado Realty Trust	1,400,444
		8,154,942
Utilities — 1.5%
78,600	Questar Corp.	1,368,426
Total Common Stocks (Cost $76,563,887)		85,942,094
Corporate Bonds — 0.9%
Financials — 0.9%
750,000	Credit Suisse Securities USA LLC, 0.000%, 3/26/13	859,425
Total Corporate Bonds (Cost $750,000)		859,425
Mutual Funds — 7.9%
Exchange Traded Funds — 5.2%
12,000	Oil Services HOLDRs Trust	1,686,360
50,000	PowerShares DB Agriculture Fund*	1,617,500
36,000	ProShares Short S&P 500 Treasury*	1,333,800
32,200	US Natural Gas Fund LP* (a)	192,556
		4,830,216

Shares		Value

Mutual Funds — (Continued)
Investment Companies — 2.7%
119,800	Central Fund of Canada Ltd., Class A	$2,483,454
Total Mutual Funds (Cost $7,161,894)		7,313,670
Cash Equivalents — 0.1%
101,452	Huntington Money Market Fund, Interfund Shares, 0.010% (b) (c)	101,452
Total Cash Equivalents (Cost $101,452)		101,452
Total Investments (Cost $84,529,118) — 101.5%		94,216,641
Liabilities in Excess of Other Assets — (1.5)%		(1,351,263)
Net Assets — 100.0%		$92,865,378
(a)	All or a portion of the security is held as collateral for options.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of December 31, 2010.

*	Non-income producing security.

ADR — American Depositary Receipt.

LP — Limited Partnership.

PLC — Public Liability Co.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Rotating Markets Fund	December 31, 2010

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Industrials	21.0%
Information Technology	15.9%
Consumer Staples	13.1%
Energy	10.1%
Financials	9.4%
Consumer Discretionary	9.0%
Health Care	7.0%
Mutual Funds	6.0%
Materials	4.0%
Telecommunication Services	4.0%
Cash[1]	0.5%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2010, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 93.5%
Consumer Discretionary — 9.0%
23,061	Home Depot, Inc.	$808,519
23,875	McDonald’s Corp.	1,832,645
24,250	The Walt Disney Co.	909,618
		3,550,782
Consumer Staples — 13.1%
23,926	Kraft Foods, Inc.	753,908
23,843	Procter & Gamble Co.	1,533,820
24,076	The Coca-Cola Co.	1,583,479
23,953	Wal-Mart Stores, Inc.	1,291,785
		5,162,992
Energy — 10.1%
24,024	Chevron Texaco Corp.	2,192,190
24,140	Exxon Mobil Corp.	1,765,117
		3,957,307
Financials — 9.5%
24,145	American Express Co.	1,036,303
23,947	Bank of America Corp.	319,453
24,022	JPMorgan Chase & Co.	1,019,013
24,017	The Travelers Cos., Inc.	1,337,987
		3,712,756
Health Care — 7.0%
23,844	Johnson & Johnson	1,474,751
23,883	Merck & Co., Inc.	860,743
24,096	Pfizer, Inc.	421,921
		2,757,415

Shares		Value

Common Stocks — (Continued)
Industrials — 21.0%
23,997	3M Co.	$2,070,941
24,250	Caterpillar, Inc.	2,271,255
24,149	General Electric Co.	441,685
24,118	The Boeing Co.	1,573,941
24,188	United Technologies Corp.	1,904,079
		8,261,901
Information Technology — 15.8%
24,414	Cisco Systems, Inc.*	493,895
24,357	Hewlett-Packard Co.	1,025,430
23,881	Intel Corp.	502,217
24,148	International Business Machines Corp.	3,543,961
23,792	Microsoft Corp.	664,273
		6,229,776
Materials — 4.0%
24,235	Alcoa, Inc.	372,977
24,100	Du Pont (E.I.) de Nemours & Co.	1,202,108
		1,575,085
Telecommunication Services — 4.0%
23,800	AT&T, Inc.	699,244
23,897	Verizon Communications, Inc.	855,035
		1,554,279
Total Common Stocks (Cost $31,929,213)		36,762,293

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Rotating Markets Fund	(Continued)

Shares		Value

Mutual Funds — 5.9%
Exchange Traded Funds — 5.9%
20,286	SPDR Dow Jones Industrial Average ETF Trust	$2,345,062
Total Mutual Funds (Cost $2,043,954)		2,345,062
Cash Equivalents — 0.5%
183,730	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	183,730
Total Cash Equivalents (Cost $183,730)		183,730
Total Investments (Cost $34,156,897) — 99.9%		39,291,085
Other Assets in Excess of Liabilities — 0.1%		38,139
Net Assets — 100.0%		$39,329,224
(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2010.

*	Non-income producing security.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Situs Fund	December 31, 2010

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Industrials	16.9%
Information Technology	16.0%
Energy	15.2%
Health Care	14.0%
Consumer Discretionary	11.4%
Materials	10.3%
Financials	8.3%
Consumer Staples	2.7%
Mutual Funds	2.4%
Utilities	1.7%
Real Estate Investment Trusts	0.9%
Telecommunication Services	0.2%
Cash[1]	0.0%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2010, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 96.4%
Bermuda — 1.3%
Financials — 1.3%
30,000	Arch Capital Group Ltd.*	$2,641,500
Brazil — 0.8%
Consumer Discretionary — 0.8%
38,200	Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	1,603,636
Canada — 0.1%
Energy — 0.1%
35,000	Denison Mines Corp.*	119,700
Cayman Islands — 0.4%
Consumer Discretionary — 0.4%
30,000	Garmin Ltd.	929,700
Chile — 0.7%
Materials — 0.7%
24,000	Sociedad Quimica y Minera de Chile SA ADR	1,402,080
China — 0.3%
Consumer Discretionary — 0.3%
17,500	Shanda Interactive Entertainment Ltd ADR*	693,700

Shares		Value

Common Stocks — (Continued)
Denmark — 1.0%
Energy — 0.3%
18,900	Vestas Wind Systems A/S*	$596,949
Health Care — 0.7%
10,500	Novozymes A/S , Class B	1,463,277
		2,060,226
Germany — 0.6%
Health Care — 0.6%
35,500	Stada Arzneimittel AG	1,204,613
Hong Kong — 0.4%
Consumer Discretionary — 0.4%
162,500	Television Broadcasts Ltd.	878,073
Japan — 1.8%
Consumer Discretionary — 0.6%
31,400	Honda Motor Co., Ltd. ADR	1,240,300
Consumer Staples — 0.4%
38,300	Shiseido Co. Ltd.	836,494
Financials — 0.2%
70	Japan Prime Realty Investment Corp.	215,451
20	Japan Real Estate Investment Corp.	207,325
		422,776

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Situs Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Japan — (Continued)
Health Care — 0.6%
20,600	Terumo Corp.	$1,159,028
		3,658,598
Mexico — 0.4%
Consumer Discretionary — 0.4%
27,400	Desarrolladora Homex S.A.B. de C.V. ADR*	926,394
Singapore — 0.5%
Consumer Staples — 0.5%
74,000	Asia Pacific Breweries Ltd.	1,127,191
South Africa — 0.6%
Materials — 0.6%
100,032	Harmony Gold Mining Co. Ltd. ADR	1,254,401
Sweden — 0.9%
Consumer Discretionary — 0.9%
116,800	Haldex AB*	1,830,162
United Kingdom — 0.4%
Consumer Staples — 0.4%
16,000	Reckitt Benckiser Group PLC	879,532
United States — 86.2%
Consumer Discretionary — 7.3%
180,000	Cabela’s Inc., Class A*	3,915,000
13,500	Columbia Sportswear Co.	814,050
2,050	Fossil, Inc.*	144,484
50,000	Jakks Pacific, Inc.*	911,000
30,000	Papa John’s International, Inc.*	831,000
8,000	Polo Ralph Lauren Corp.	887,360
23,850	Rent-A-Center, Inc.	769,878
310,000	Sonic Corp.*	3,137,200
20,000	Sturm Ruger & Co., Inc.	305,800
97,000	Urban Outfitters, Inc.*	3,473,570
		15,189,342
Consumer Staples — 1.3%
80,000	Fresh Del Monte Produce, Inc.	1,996,000
15,000	Sanderson Farms, Inc.	587,250
		2,583,250
Energy — 14.6%
65,000	Alliance Resource Partners LP	4,274,400
20,000	Amyris, Inc.*	533,600
20,000	Atwood Oceanics, Inc.*	747,400
40,000	Carbo Ceramics, Inc.	4,141,600
140,400	Denbury Resources, Inc.*	2,680,236
15,000	Dril-Quip, Inc.*	1,165,800
70,000	Lufkin Industries, Inc.	4,367,300
40,000	Newfield Exploration Co.*	2,884,400
17,300	Oceaneering International, Inc.*	1,273,799
15,000	Overseas Shipholding Group, Inc.	531,300
52,000	OYO Geospace Corp.*	5,153,720

Shares		Value

Common Stocks — (Continued)
United States — (Continued)
Energy — (Continued)
25,000	SM Energy Co.	$1,473,250
28,000	Swift Energy Co.*	1,096,200
		30,323,005
Financials — 6.7%
52,300	Cullen/Frost Bankers, Inc.	3,196,576
90,000	Equity One, Inc.	1,636,200
110,000	International Bancshares Corp.	2,203,300
130,000	Raymond James Financial, Inc.	4,251,000
61,383	SCBT Financial Corp.	2,010,293
13,800	WSFS Financial Corp.	654,672
		13,952,041
Health Care — 12.0%
150,000	Albany Molecular Research*	843,000
15,000	Bio-Rad Laboratories, Inc., Class A*	1,557,750
50,000	Cerner Corp.*	4,737,000
75,000	Edwards LifeSciences Corp.*	6,063,000
40,000	Kindred Healthcare, Inc.*	734,800
86,000	Kinetic Concepts, Inc.*	3,601,680
100,000	Lincare Holdings, Inc.	2,683,000
10,000	Myriad Genetics, Inc.*	228,400
75,000	Osiris Therapeutics, Inc.*	584,250
75,000	Watson Pharmaceutical, Inc.*	3,873,750
		24,906,630
Industrials — 16.7%
30,000	American Superconductor Corp.*	857,700
20,000	American Woodmark Corp.	490,800
50,000	BE Aerospace, Inc.*	1,851,500
20,000	Codexis, Inc.*	212,000
120,000	EnPro Industries, Inc.*	4,987,200
30,000	Flowserve Corp.	3,576,600
140,000	Harsco Corp.	3,964,800
52,000	Jacobs Engineering Group, Inc.*	2,384,200
120,000	Quanta Services, Inc.*	2,390,400
40,000	Ryder System, Inc.	2,105,600
140,000	Southwest Airlines Co.	1,817,200
50,000	Taser International, Inc.*	235,000
180,000	Trinity Industries, Inc.	4,789,800
50,000	Universal Forest Products, Inc.	1,945,000
80,000	Watts Water Technologies, Inc., Class A	2,927,200
3,750	Werner Enterprises, Inc.	84,750
		34,619,750
Information Technology — 15.8%
52,900	ACI Worldwide, Inc.*	1,421,423
75,000	Anixter International, Inc.	4,479,750
75,900	CommScope, Inc.*	2,369,598
40,000	Diodes, Inc.*	1,079,600
50,000	Exlservice Holdings, Inc.*	1,074,000
250,000	Jabil Circuit, Inc.	5,022,500
80,600	Methode Electronics, Inc.	1,045,382
110,000	Red Hat, Inc.*	5,021,500
35,000	Scansource, Inc.*	1,116,500

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Situs Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
United States — (Continued)
Information Technology —(Continued)
200,000	Sigma Designs, Inc.*	$2,834,000
70,900	Standard Microsystems Corp.*	2,044,047
130,000	Trimble Navigation Ltd.*	5,190,900
		32,699,200
Materials — 8.9%
50,400	Eagle Materials, Inc.	1,423,800
35,000	Eastman Chemical Co.	2,942,800
100,000	Owens-Illinois, Inc.*	3,070,000
90,000	Quaker Chemical Corp.	3,750,300
40,000	RTI International Metals, Inc.*	1,079,200
65,000	Texas Industries, Inc.	2,975,700
20,000	The Scotts Co.	1,015,400
50,000	United States Lime & Minerals, Inc.*	2,106,500
		18,363,700
Real Estate Investment Trusts — 0.9%
31,500	Camden Property Trust	1,700,370
10,000	Weingarten Realty Investors	237,600
		1,937,970
Telecommunication Services — 0.3%
39,000	General Communication, Inc., Class A*	493,740
Utilities — 1.7%
15,000	AGL Resources, Inc.	537,750
39,900	Hawaiian Electric Industries, Inc.	909,321
13,100	Northwest Natural Gas Co.	608,757
60,000	Portland General Electric Co.	1,302,000
5,500	UGI Corp.	173,690
		3,531,518
		178,600,146
Total Common Stocks (Cost $138,063,230)		199,809,652

Shares		Value

Mutual Funds — 2.3%
Closed-End Funds — 0.3%
30,000	Central Fund of Canada Ltd., Class A	$621,900
Exchange Traded Funds — 2.0%
25,000	iShares FTSE/Xinhua China 25 Index Fund	1,077,250
54,555	SPDR S&P Emerging Markets SmallCap ETF	3,110,181
		4,187,431
Total Mutual Funds (Cost $4,118,796)		4,809,331
Cash Equivalents — 0.0%
28	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	28
Total Cash Equivalents (Cost $28)		28
Total Investments (Cost $142,146,714) — 98.7%		204,619,011
Other Assets in Excess of Liabilities — 1.3%		2,682,157
Net Assets — 100.0%		$207,301,168
(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2010.
*	Non-income producing security.

ADR	— American Depositary Receipt

LP — Limited Partnership

PLC	— Public Liability Co.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Technical Opportunities Fund	December 31, 2010

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Exchange Traded Funds	28.2%
Industrials	16.9%
Energy	16.8%
Consumer Discretionary	10.6%
Consumer Staples	8.2%
Cash[1]	6.2%
Materials	6.1%
Information Technology	5.0%
Financials	1.0%
Telecommunication Services	1.0%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2010, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 66.9%
Consumer Discretionary — 10.8%
5,800	Brunswick Corp.	$108,692
7,415	Ford Motor Co.*	124,498
3,900	Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR	220,155
1,815	Laboratory Corp. of America Holdings*	159,575
3,000	Mitsubishi Corp. ADR	160,650
2,580	Ross Stores, Inc.	163,185
1,600	Sodexo ADR	111,440
1,300	The Sherwin-Williams Co.	108,875
		1,157,070
Consumer Staples — 8.3%
13,000	BRF-Brasil Foods SA ADR	219,440
2,650	Corn Products International, Inc.	121,900
1,845	Nestle SA ADR	108,523
6,050	SABMiller PLC ADR	215,743
7,900	Wal-Mart de Mexico SAB de CV ADR	225,782
		891,388
Energy — 17.2%
1,900	Apache Corp.	226,537
3,315	Arch Coal, Inc.	116,224
1,200	Cimarex Energy Co.	106,236
5,375	Denbury Resources, Inc.*	102,609
3,065	Ensco PLC ADR	163,610
3,000	Forest Oil Corp.*	113,910
2,200	Helmerich & Payne, Inc.	106,656
11,500	Impala Platinum Holdings Ltd. ADR	406,985
1,700	Kumba Iron Ore Ltd. ADR	110,976

Shares		Value

Common Stocks — (Continued)
Energy — (Continued)
4,150	Sinopec Shanghai Petrochemical Co. Ltd. ADR	$214,015
3,350	Tenaris SA ADR	164,083
		1,831,841
Financials — 1.0%
4,300	Australia and New Zealand Banking Group Ltd. ADR	103,372
Industrials — 17.2%
3,225	Astec Industries, Inc.*	104,522
2,375	Badger Meter, Inc.	105,023
4,130	Bridgestone Corp.	159,955
4,900	CLARCOR, Inc.	210,161
1,330	Clean Harbors, Inc.*	111,826
9,215	DENSO Corp. ADR	158,037
12,320	Israel Chemicals Ltd.	206,976
2,255	Kubota Corp. ADR	107,113
1,800	National Presto Industries, Inc.	234,018
785	Novozymes A/S ADR	109,680
19,900	Origin Agritech Ltd.*	211,935
2,000	Syngenta AG ADR	117,560
		1,836,806
Information Technology — 5.1%
6,000	Aixtron SE ADR	223,200
2,650	Cass Information Systems, Inc.	100,541
6,500	CGI Group, Inc. - Class A*	112,190
3,200	NICE Systems Ltd. ADR*	111,680
		547,611

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Technical Opportunities Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Materials — 6.2%
7,020	Carpenter Technology Corp.	$282,485
3,800	Mechel ADR	111,074
7,250	Stillwater Mining Co.*	154,787
3,200	Vale SA ADR*	110,624
		658,970
Telecommunication Services — 1.1%
7,650	City Telecom (HK) Ltd. ADR	113,296
Total Common Stocks (Cost $6,746,798)		7,140,354
Mutual Funds — 28.7%
Exchange Traded Funds — 28.7%
10,320	iShares MSCI Canada Index Fund	319,920
3,500	iShares MSCI Isreal Capped Investable Market Index Fund	211,820
3,450	iShares MSCI Mexico Investable Market Index Fund	213,624
12,800	iShares MSCI Sweden Index Fund	399,744
12,085	iShares S&P MidCap 400 Value Index Fund	960,274
15,810	Powershares QQQ	861,171
2,250	ProShares Short S&P 500 Treasury*	98,640
Total Mutual Funds (Cost $2,878,647)		3,065,193

Shares		Value

Cash Equivalents — 6.3%
675,043	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	$675,043
Total Cash Equivalents (Cost $675,043)		675,043
Total Investments (Cost $10,300,488) — 101.9%		10,880,590
Liabilities in Excess of Other Assets — (1.9)%		(200,892)
Net Assets — 100.0%		$10,679,698
(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2010.

*	Non-income producing security.

ADR — American Depositary Receipt.

PLC — Public Liability Co.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Fixed Income Securities Fund	December 31, 2010

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Corporate Bonds	54.6%
U.S. Government Agencies	27.3%
U.S. Treasury Obligations	15.4%
U.S. Government Mortgage Backed Securities	1.9%
Cash[1]	0.5%
Preferred Stocks	0.3%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2010, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

Corporate Bonds — 54.2%
Consumer Discretionary — 2.8%
$2,000,000	Comcast Corp., Class A, 6.500%, 1/15/17	$2,305,544
1,500,000	The Walt Disney Co., Series MTNB, 6.200%, 6/20/14	1,713,467
4,000,000	Time Warner, Inc., 3.150%, 7/15/15	4,064,072
		8,083,083
Consumer Staples — 3.9%
1,498,000	ConAgra Foods, Inc., 6.750%, 9/15/11	1,558,919
3,000,000	Kellogg Co., 4.250%, 3/6/13	3,184,191
2,000,000	Kraft Foods, Inc., 6.000%, 2/11/13	2,190,112
2,000,000	The Kroger Co., 7.500%, 1/15/14	2,305,906
2,000,000	Wal-Mart Stores, Inc., 6.200%, 4/15/38	2,276,830
		11,515,958
Energy — 1.7%
2,005,000	EQT Corp., 8.125%, 6/1/19	2,332,830
2,000,000	Halliburton Co., 6.150%, 9/15/19	2,297,102
500,000	Rowan Cos., Inc., 5.000%, 9/1/17	504,353
		5,134,285
Financials — 18.3%
2,000,000	American Express Credit Co., Series C, 7.300%, 8/20/13	2,253,716
1,000,000	Bank of America Corp., 6.250%, 4/15/12	1,053,332
2,000,000	Barrick International Bank Corp., Series 144A, 5.750%, 10/15/16 (a) (b)	2,198,122

Principal Amount		Value

Corporate Bonds — (Continued)
Financials — (Continued)
$3,000,000	BlackRock, Inc., 6.250%, 9/15/17	$3,377,079
4,000,000	Citigroup, Inc., 5.625%, 8/27/12	4,197,416
3,000,000	FIA Card Services NA, Series BKNT, 7.125%, 11/15/12 (a) (b)	3,244,002
2,000,000	General Electric Capital Corp., Series GMTN, 5.720%, 8/22/11	2,055,614
1,000,000	General Electric Capital Corp., Series GMTN, 5.250%, 10/19/12	1,068,783
1,000,000	Goldman Sachs Group, Inc., 6.600%, 1/15/12	1,057,463
1,000,000	Goldman Sachs Group, Inc., 5.250%, 10/15/13	1,082,218
2,000,000	Hospitality Properties Trust, 6.750%, 2/15/13	2,112,604
2,000,000	HSBC Finance Corp., Series NOTZ, 5.625%, 6/15/20	1,984,116
1,000,000	JPMorgan Chase & Co., 6.000%, 1/15/18	1,116,746
1,000,000	Kimco Realty Corp., 4.820%, 6/1/14	1,054,686
1,000,000	Lincoln National Corp., 4.750%, 2/15/14	1,048,596
4,000,000	Manulife Financial Corp., 3.400%, 9/17/15	3,918,120
1,000,000	MetLife, Inc., 5.000%, 11/24/13	1,083,559
2,000,000	Morgan Stanley, Series G, MTN, 2.786%, 5/14/13 (c)	2,072,556
1,000,000	Morgan Stanley, 6.750%, 10/15/13	1,090,216

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Fixed Income Securities Fund	(Continued)

Principal Amount		Value

Corporate Bonds — (Continued)
Financials — (Continued)
$2,000,000	Nationwide Financial Services, Inc., 6.250%, 11/15/11	$2,083,794
1,915,000	Northern Trust Co., 6.500%, 8/15/18	2,239,058
2,000,000	PNC Funding Corp., 3.625%, 2/8/15	2,067,908
2,050,000	RenaissanceRe Holdings Ltd., 5.875%, 2/15/13	2,169,837
2,000,000	Royal Bank of Canada, Series MTN, 2.100%, 7/29/13	2,039,488
2,000,000	Simon Property Group LP, 5.650%, 2/1/20	2,163,468
3,395,000	Wachovia Corp., 5.625%, 10/15/16	3,693,227
		53,525,724
Health Care — 1.2%
2,000,000	AstraZeneca PLC, 5.900%, 9/15/17	2,316,062
1,000,000	Pfizer, Inc., 5.350%, 3/15/15	1,124,159
		3,440,221
Industrials — 7.9%
2,500,000	Covidien International Finance SA, 1.875%, 6/15/13	2,529,938
1,000,000	Covidien International Finance SA, 2.800%, 6/15/15	1,003,694
1,665,000	Emerson Electric Co., 5.125%, 12/1/16	1,864,755
1,629,000	Enterprise Products Operating LP, 5.600%, 10/15/14	1,798,914
2,000,000	Enterprise Products Operating LP, 3.700%, 6/1/15	2,063,136
1,000,000	Marathon Oil Canada Corp., 8.375%, 5/1/12	1,088,023
2,000,000	Mattel, Inc., 6.200%, 10/1/40	1,967,740
2,000,000	Plum Creek Timberlands PLC, 4.700%, 3/15/21	1,903,422
1,000,000	Transocean, Inc., 7.375%, 4/15/18	1,105,855
2,000,000	Union Pacific Corp., 5.650%, 5/1/17	2,208,406
2,000,000	United Technologies Corp., 6.125%, 2/1/19	2,338,798
2,000,000	Williams Partners LP, 5.250%, 3/15/20	2,073,200
1,000,000	Wyeth, 5.500%, 3/15/13	1,093,377
		23,039,258
Information Technology — 5.5%
2,000,000	CA, Inc., 6.125%, 12/1/14	2,192,678
2,000,000	Cisco Systems, Inc., 5.500%, 1/15/40	2,089,346
2,000,000	Hewlett-Packard Co., 5.500%, 3/1/18	2,253,454

Principal Amount		Value

Corporate Bonds — (Continued)
Information Technology — (Continued)
$3,000,000	International Business Machines Corp., 7.625%, 10/15/18	$3,818,877
2,000,000	Oracle Corp., 5.250%, 1/15/16	2,248,564
3,000,000	Oracle Corp., 6.125%, 7/8/39	3,366,624
		15,969,543
Materials — 1.5%
2,000,000	Nucor Corp., 5.000%, 6/1/13	2,159,372
2,000,000	Potash Corp. of Saskatchewan, Inc., 5.250%, 5/15/14	2,186,942
		4,346,314
Telecommunication Services — 2.3%
2,000,000	AT&T, Inc., 5.600%, 5/15/18	2,231,488
2,000,000	Verizon Wireless, 7.375%, 11/15/13 (a) (b)	2,317,118
2,000,000	Vodafone Group PLC, 5.000%, 12/16/13	2,177,168
		6,725,774
Utilities — 9.1%
2,500,000	Bay State Gas Co., Series MTN, 9.200%, 6/6/11	2,583,920
1,000,000	Consolidated Edison Co. of New York, Inc., Series 03-B, 3.850%, 6/15/13	1,057,552
2,000,000	Constellation Energy Group, Inc., 4.550%, 6/15/15	2,074,774
2,950,000	Dominion Resources, Inc., Class A, Series D, 5.000%, 3/15/13	3,169,017
1,000,000	Duke Energy Corp., 6.300%, 2/1/14	1,113,845
4,500,000	Duquesne Light Co., Series O, 6.700%, 4/15/12	4,784,949
1,000,000	Georgia Power Co., 5.400%, 6/1/40	1,010,134
1,800,000	Gulf Power Co., Series K, 4.900%, 10/1/14	1,917,992
2,310,000	Metropolitan Edison, 4.875%, 4/1/14	2,422,157
3,000,000	Pacific Gas & Electric Co., 6.250%, 12/1/13	3,363,063
3,000,000	PSEG Power LLC, 2.500%, 4/15/13	3,060,459
		26,557,862
Total Corporate Bonds (Cost $151,525,318)		158,338,022
U.S. Government Agencies — 27.1%
Federal Farm Credit Bank — 1.8%
3,000,000	2.490%, 3/3/14	3,011,199
2,000,000	4.710%, 3/6/15	2,241,404
		5,252,603
Federal Home Loan Bank — 12.0%
3,000,000	5.000%, 9/9/11	3,091,944

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Fixed Income Securities Fund	(Continued)

Principal Amount		Value

U.S. Government Agencies — (Continued)
Federal Home Loan Bank — (Continued)
$3,000,000	4.375%, 6/8/12	$3,147,327
3,000,000	1.750%, 12/14/12	3,059,283
3,000,000	1.750%, 3/8/13	3,056,007
3,000,000	5.375%, 6/14/13	3,322,569
1,380,000	5.000%, 7/16/13	1,515,960
2,000,000	2.000%, 5/14/15 (d)	2,040,080
3,000,000	2.170%, 8/10/15	2,986,893
5,000,000	4.750%, 9/11/15	5,573,895
6,500,000	4.750%, 12/16/16	7,269,028
		35,062,986
Federal Home Loan Mortgage Corporation — 7.9%
4,000,000	6.480%, 12/5/11	4,220,556
2,000,000	1.750%, 1/15/13	2,007,558
3,000,000	2.000%, 1/25/13	3,002,667
3,000,000	1.500%, 7/12/13	3,010,818
5,000,000	5.000%, 1/30/14	5,562,865
3,000,000	5.500%, 3/28/16	3,033,960
2,000,000	4.875%, 6/13/18	2,236,674
		23,075,098
Federal National Mortgage Association — 5.4%
2,000,000	2.020%, 8/20/13	2,009,446
3,000,000	2.250%, 6/2/14	3,023,871
4,000,000	1.200%, 7/21/14	3,946,468
3,000,000	1.000%, 9/2/14	2,947,956
4,000,000	1.250%, 10/28/14	3,952,164
		15,879,905
Total U.S. Government Agencies (Cost $76,541,967)		79,270,592
U.S. Treasury Obligations — 15.3%
U.S. Treasury Bonds — 12.7%
1,500,000	9.125%, 5/15/18	2,149,218
2,000,000	8.750%, 8/15/20	2,921,562
4,000,000	7.125%, 2/15/23	5,372,500
4,000,000	7.625%, 2/15/25	5,672,500
4,000,000	6.750%, 8/15/26	5,311,248
4,000,000	5.250%, 11/15/28	4,584,376
4,000,000	6.125%, 8/15/29	5,059,376
4,000,000	4.250%, 5/15/39	3,940,624
2,000,000	4.500%, 8/15/39	2,053,750
		37,065,154
U.S. Treasury Notes — 2.6%
8,000,000	U.S. Treasury Note, 2.625%, 11/15/20	7,546,248
Total U.S. Treasury Obligations (Cost $40,659,698)		44,611,402
U.S. Government Mortgage Backed Agencies — 1.9%
Federal Home Loan Mortgage Corporation — 0.8%
991,548	Pool # J05518, 5.500%, 9/1/22	1,063,280

Principal Amount		Value

U.S. Government Mortgage Backed Agencies — (Continued)
Federal Home Loan Mortgage Corporation — (Continued)
$1,241,198	Pool # J08160, 5.000%, 12/1/22	$1,311,209
		2,374,489
Federal National Mortgage Association — 0.1%
70,815	Pool # 599630, 6.500%, 8/1/16	77,266
186,458	Pool # 254594, 6.000%, 8/1/17	203,384
		280,650
Government National Mortgage Association — 1.0%
1,616,654	Pool # 683937, 6.000%, 2/15/23	1,759,122
964,528	Pool # 689593, 6.000%, 7/15/23	1,052,391
100,823	Pool # 345128, 6.500%, 1/15/24	114,485
27,800	Pool # 373015, 7.000%, 3/15/24	31,753
24,386	Pool # 373015, 8.000%, 6/15/24	28,734
		2,986,485
Total U.S. Government Mortgage Backed Agencies (Cost $5,332,847)		5,641,624
Preferred Stocks — 0.3%
Financials — 0.1%
9,530	Prudential PLC, 6.500%	235,010
Real Estate Investment Trusts — 0.2%
25,000	Public Storage, Inc., Series F, 6.450%	606,250
Total Preferred Stocks (Cost $699,569)		841,260
Cash Equivalents — 0.5%
1,571,742	Huntington Money Market Fund, Interfund Shares, 0.010% (e) (f)	1,571,742
Total Cash Equivalents (Cost $1,571,742)		1,571,742
Total Investments (Cost $276,331,141) — 99.3%		290,274,642
Other Assets in Excess of Liabilities — 0.7%		2,091,560
Net Assets — 100.0%		$292,366,202

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Illiquid Security

(c)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2010.

(d)	Step Bond: Coupon rate is set for an initial period and then increased to an higher coupon rate at a specified date. The rate shown is the rate in effect at December 31, 2010.

(e)	Investment in affiliate.

(f)	Rate disclosed is the seven day yield as of December 31, 2010.

LP—Limited Partnership

PLC—Public Liability Co.

MTN—Median Term Note

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Intermediate Government Income Fund	December 31, 2010

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
U.S. Government Agencies	56.5%
U.S. Government Mortgage Backed Securities	20.9%
U.S. Treasury Obligations	13.1%
Collateralized Mortgage Obligations	6.3%
Corporate Bonds	1.7%
Cash[1]	1.5%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2010, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

U.S. Government Agencies — 56.2%
Federal Farm Credit Bank — 21.3%
$3,000,000	2.125%, 6/18/12	$3,068,808
3,000,000	1.375%, 6/25/13	3,039,087
2,000,000	1.620%, 11/16/15	1,950,242
1,000,000	4.500%, 12/15/15	1,108,114
2,000,000	4.875%, 12/16/15	2,248,184
1,000,000	3.750%, 1/29/16	1,071,935
1,000,000	4.350%, 6/17/16	1,018,367
1,000,000	5.270%, 9/1/16	1,146,905
2,000,000	5.050%, 3/8/17	2,250,862
1,000,000	5.550%, 8/1/17	1,168,363
1,000,000	2.500%, 9/21/17	981,423
1,000,000	4.250%, 4/16/18	1,067,684
2,000,000	5.050%, 8/1/18	2,269,982
2,000,000	3.950%, 11/25/19	2,059,104
1,000,000	5.375%, 11/10/20	1,151,843
		25,600,903
Federal Home Loan Bank — 23.4%
373,142	5.270%, 12/28/12	394,821
3,000,000	5.375%, 6/14/13	3,322,569
1,000,000	3.750%, 6/14/13	1,066,827
1,000,000	4.375%, 9/13/13	1,088,477
830,000	4.750%, 12/12/14	925,680
1,000,000	4.375%, 2/13/15	1,093,756
2,500,000	2.875%, 6/12/15	2,592,313
2,000,000	4.750%, 9/11/15	2,229,558
2,000,000	1.900%, 12/29/15	1,955,522
1,000,000	4.875%, 3/11/16	1,118,810
1,500,000	4.250%, 3/9/18	1,619,463
5,000,000	4.125%, 12/13/19	5,261,820
2,000,000	3.000%, 3/18/20	1,933,062
3,500,000	3.375%, 6/12/20	3,448,036
		28,050,714

Principal Amount		Value

U.S. Government Agencies — (Continued)
Federal Home Loan Mortgage Corporation — 1.7%
$2,000,000	2.500%, 1/27/14	$2,002,794
Federal National Mortgage Association — 7.6%
2,000,000	1.500%, 9/25/12	2,004,848
2,000,000	1.500%, 9/8/14	1,998,548
1,000,000	3.125%, 5/15/15	1,030,605
1,000,000	4.125%, 2/24/20	1,011,477
3,000,000	5.625%, 11/15/21	3,120,102
		9,165,580
Government National Mortgage Association — 2.2%
1,500,000	5.500%, 1/20/23	1,623,876
1,000,000	5.000%, 5/20/32	1,061,841
		2,685,717
Total U.S. Government Agencies (Cost $64,730,082)		67,505,708
U.S. Government Mortgage Backed Agencies — 20.7%
Federal Home Loan Mortgage Corporation —5.4%
247,520	Pool # M81004, 5.000%, 1/1/13	255,988
181,812	Pool # E01184, 6.000%, 8/1/17	198,014
604,903	Pool # B10827, 4.500%, 11/1/18	638,551
1,116,711	Pool # J03237, 5.500%, 11/1/20	1,208,665
572,160	Pool # C90699, 5.000%, 8/1/23	608,153
680,212	Pool # C91296, 5.000%, 4/1/28	713,825
300,276	Pool # G08168, 5.500%, 8/1/34	322,152
372,771	Pool # 1G0865, 4.837%, 7/1/35 (a)	391,274
1,340,303	Pool # 972190, 5.415%, 11/1/35 (a)	1,433,445
657,434	Pool # G03609, 5.500%, 10/1/37	701,427
		6,471,494

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Intermediate Government Income Fund	(Continued)

Principal Amount		Value

U.S. Government Mortgage Backed Agencies — (Continued)
Federal National Mortgage Association — 12.3%
$133,317	Pool # 647408, 5.000%, 10/1/17	$142,587
825,521	Pool # 357805, 5.000%, 6/1/20	876,213
886,008	Pool # 889799, 5.500%, 2/1/23	953,705
304,534	Pool # 255360, 5.000%, 10/1/23	324,300
721,310	Pool # 255360, 5.000%, 8/1/24	767,406
682,817	Pool # 256213, 5.500%, 6/1/25	737,976
946,563	Pool # 256213, 4.500%, 11/1/25	995,548
673,222	Pool # 256213, 6.000%, 2/1/26	734,969
542,118	Pool # 256213, 6.000%, 4/1/26	591,840
913,650	Pool # 257536, 5.000%, 1/1/29	961,469
1,041,064	Pool # MA0171, 4.500%, 7/1/29	1,080,108
992,470	Pool # MA0563, 4.000%, 11/1/30	1,005,667
485,352	Pool # 254594, 5.500%, 1/1/33	522,553
796,925	Pool # 783793, 6.000%, 7/1/34	877,894
424,282	Pool # 806715, 5.500%, 1/1/35	456,670
622,293	Pool # 807963, 5.000%, 1/1/35	658,557
799,402	Pool # 735224, 5.500%, 2/1/35	861,674
757,946	Pool # 868935, 5.500%, 5/1/36	812,725
362,907	Pool # 907484, 6.000%, 1/1/37	394,903
963,290	Pool # AD7906, 5.000%, 7/1/40	1,013,407
14,770,171
Government National Mortgage Association — 3.0%
635,957	Pool # 683937, 5.500%, 2/15/23	687,727
756,436	Pool # 666057, 5.000%, 3/15/23	807,377
183,333	Pool # 2699, 6.000%, 1/20/29	202,132
234,562	Pool # 576456, 6.000%, 3/15/32	258,982
646,558	Pool # 676974, 5.500%, 5/15/38	699,391
962,331	Pool # 733602, 5.000%, 4/15/40	1,030,392
		3,686,001
Total U.S. Government Mortgage Backed Agencies (Cost $23,688,835)		24,927,666
U.S. Treasury Obligations — 13.0%
U.S. Treasury Inflation Protection Notes — 1.8%
2,000,000	4.250%, 11/15/14	2,211,094
U.S. Treasury Notes — 11.2%
2,000,000	2.625%, 11/15/20	1,886,562
1,000,000	5.000%, 8/15/11	1,029,375
1,000,000	4.125%, 8/31/12	1,059,922
3,000,000	2.125%, 11/30/14	3,073,125
1,500,000	2.000%, 1/15/16	1,799,864

Principal Amount or Shares		Value

U.S. Treasury Obligations — (Continued)
U.S. Treasury Notes — (Continued)
$2,000,000	4.500%, 2/15/16	$2,239,532
2,000,000	5.125%, 5/15/16	2,304,218
		13,392,598
Total U.S. Treasury Obligations (Cost $14,496,567)		15,603,692
Collateralized Mortgage Obligations — 6.3%
Federal Home Loan Mortgage Corporation — 5.6%
355,664	Series 2543, 4.250%, 1/15/18	375,495
2,500,000	Series 2571, 5.500%, 7/15/21	2,682,151
84,964	Series 2676, 5.500%, 1/15/29	85,065
1,784,110	Series 2802, 5.500%, 11/15/31	1,897,965
1,000,000	Series 2974, 5.000%, 9/15/31	1,035,742
542,180	Series 2976, 4.500%, 1/15/33	575,068
65,181	Series R007, 5.875%, 5/15/16	65,784
		6,717,270
Federal National Mortgage Association — 0.7%
469,744	Series 2003-11, 5.500%, 8/25/32	503,969
136,998	Series 2003-16, 4.000%, 2/25/33	144,162
155,673	Series 2003-32, 5.000%, 3/25/17	158,500
		806,631
Total Collateralized Mortgage Obligations (Cost $7,101,810)		7,523,901
Corporate Bonds — 1.7%
Financials — 1.7%
2,000,000	Morgan Stanley, 1.950%, 6/20/12 (b)	2,041,356
Total Corporate Bonds(Cost $1,999,632)		2,041,356
Cash Equivalents — 1.5%
1,783,867	Huntington Money Market Fund, Interfund Shares, 0.010% (c) (d)	1,783,867
Total Cash Equivalents (Cost $1,783,867)		1,783,867
Total Investments (Cost $113,800,793) — 99.4%		119,386,190
Other Assets in Excess of Liabilities — 0.6%		758,252
Net Assets — 100.0%		$120,144,442

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2010.

(b)	Security issued under terms of the Temporary Liquidity Guarantee Program and is guaranteed by the Federal Deposit Insurance Corporation.

(c)	Investment in affiliate.

(d)	Rate disclosed is the seven day yield as of December 31, 2010.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Mortgage Securities Fund	December 31, 2010

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
U.S. Government Mortgage Backed Securities	66.7%
Real Estate Investment Trusts	11.2%
Collateralized Mortgage Obligations	10.4%
U.S. Government Agencies	9.0%
Cash[1]	2.7%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2010, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

U.S. Government Mortgage Backed Agencies — 66.6%
Federal Home Loan Mortgage Corporation — 19.8%
$140,302	Pool # M81004, 5.000%, 7/1/11	$143,848
1,586	Pool # E65142, 6.500%, 7/1/11	1,729
247,520	Pool # M81004, 5.000%, 1/1/13	256,065
270,583	Pool # J03237, 5.500%, 8/1/16	290,200
163,095	Pool # E96459, 5.000%, 5/1/18	173,951
63,814	Pool # C90699, 6.500%, 11/1/18	70,417
604,903	Pool # B10827, 4.500%, 11/1/18	638,740
748,590	Pool # J10396, 4.000%, 7/1/19	777,364
275,532	Pool # G12425, 6.000%, 7/1/21	300,933
979,492	Pool # G12867, 4.500%, 8/1/22	1,033,058
430,477	Pool # C90699, 5.000%, 1/1/24	456,400
450,674	Pool # C90699, 5.500%, 10/1/24	486,123
541,131	Pool # C91296, 5.500%, 11/1/26	582,476
680,212	Pool # C91296, 5.000%, 4/1/28	714,038
939,918	Pool # C91296, 5.000%, 5/1/28	986,658
174,461	Pool # C00730, 6.000%, 3/1/29	191,759
3,913,741	Pool # C91296, 4.500%, 6/1/29	4,069,305
2,539,521	Pool # C91296, 5.000%, 4/1/30	2,665,806
511,383	Pool # A15284, 5.500%, 10/1/33	549,517
600,553	Pool # G08168, 5.500%, 8/1/34	644,398
372,771	Pool # 1G0865, 4.837%, 7/1/35 (a)	391,390
354,811	Pool # G08168, 6.000%, 12/1/36	385,665
529,758	Pool # A55565, 6.000%, 12/1/36	575,826
572,345	Pool # G03609, 5.500%, 11/1/37	610,733
1,989,751	Pool # G06023, 4.000%, 9/1/40	1,977,967
995,012	Pool # A94008, 4.000%, 9/1/40	989,119
		19,963,485
Federal National Mortgage Association — 40.4%
217,134	Pool # 254594, 5.000%, 9/1/17	232,266
255,080	Pool # 663808, 5.000%, 11/1/17	272,856
357,385	Pool # 684488, 5.000%, 12/1/17	382,290
483,114	Pool # 693256, 5.000%, 4/1/18	517,385
324,022	Pool # 254594, 4.500%, 5/1/18	343,362
324,414	Pool # 786729, 5.500%, 8/1/19	352,293

Principal Amount		Value

U.S. Government Mortgage Backed Agencies — (Continued)
Federal National Mortgage Association — (Continued)
$403,550	Pool # 896597, 5.000%, 8/1/21	$429,781
400,277	Pool # 255360, 5.000%, 8/1/23	426,383
852,505	Pool # 255360, 5.000%, 9/1/23	908,104
802,807	Pool # 255360, 5.000%, 10/1/23	855,165
347,305	Pool # 255360, 5.000%, 7/1/24	369,956
2,582,913	Pool # 932438, 4.000%, 1/1/25	2,664,840
1,074,039	Pool # 256213, 5.500%, 4/1/25	1,161,137
317,469	Pool # 357805, 5.000%, 5/1/25	337,856
648,202	Pool # 256213, 4.500%, 6/1/25	682,598
946,563	Pool # 256213, 4.500%, 11/1/25	995,844
841,528	Pool # 256213, 6.000%, 2/1/26	918,975
1,841,070	Pool # 257281, 5.000%, 4/1/28	1,938,005
1,091,585	Pool # 257281, 5.000%, 6/1/28	1,149,058
1,011,952	Pool # 257281, 5.000%, 7/1/28	1,065,233
913,650	Pool # 257536, 5.000%, 1/1/29	961,754
1,665,702	Pool # MA0171, 4.500%, 7/1/29	1,728,693
3,448,390	Pool # AC1219, 4.500%, 8/1/29	3,578,452
1,740,138	Pool # MA0171, 4.500%, 9/1/29	1,805,771
992,470	Pool # MA0563, 4.000%, 11/1/30	1,005,977
49,808	Pool # 602879, 6.000%, 11/1/31	54,876
918,107	Pool # 729535, 5.500%, 7/1/33	989,769
90,985	Pool # 748422, 6.000%, 8/1/33	100,244
493,418	Pool # 786457, 5.337%, 7/1/34 (a)	525,995
796,924	Pool # 783793, 6.000%, 7/1/34	878,019
254,519	Pool # 814261, 6.000%, 1/1/35	279,226
424,282	Pool # 806715, 5.500%, 1/1/35	456,737
799,402	Pool # 735224, 5.500%, 2/1/35	861,799
239,555	Pool # 836450, 6.000%, 10/1/35	261,462
509,015	Pool # 845573, 5.520%, 2/1/36 (a)	542,231
484,569	Pool # 745511, 5.000%, 4/1/36	510,158
834,998	Pool # 745511, 5.500%, 4/1/36	898,086
324,100	Pool # 888029, 6.000%, 12/1/36	353,333
362,907	Pool # 907484, 6.000%, 1/1/37	394,959
963,290	Pool # AD7906, 5.000%, 7/1/40	1,013,557

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Mortgage Securities Fund	(Continued)

Principal Amount or Shares		Value

U.S. Government Mortgage Backed Agencies — (Continued)
Federal National Mortgage Association — (Continued)
$3,959,509	Pool # AE4310, 4.000%, 9/1/40	$3,944,102
1,477,088	Pool # AE4628, 4.500%, 10/1/40	1,518,028
1,953,796	Pool # AE0395, 4.500%, 10/1/40	2,007,937
		40,674,552
Government National Mortgage Association — 6.4%
615,336	Pool # 683937, 5.000%, 1/15/23	660,717
645,846	Pool # 691761, 5.000%, 7/15/23	689,340
1,890,179	Pool # 605653, 5.500%, 8/15/34	2,053,197
1,190,476	Pool # 3741, 5.500%, 11/20/34	1,287,893
646,558	Pool # 676974, 5.500%, 5/15/38	699,391
962,331	Pool # 733602, 5.000%, 4/15/40	1,030,543
		6,421,081
Total U.S. Government Mortgage Backed Agencies (Cost $65,162,788)		67,059,118
Common Stocks — 11.2%
Real Estate Investment Trusts — 11.2%
10,074	Acadia Realty Trust	183,750
7,500	Alexandria Real Estate Equities, Inc.	549,450
2,000	AMB Property Corp.	63,420
11,000	American Campus Communities, Inc.	349,360
1,000	Associated Estates Realty Corp.	15,290
3,000	BioMed Realty Trust, Inc.	55,950
5,500	Boston Properties, Inc.	473,550
6,500	Brandywine Realty Trust	75,725
1,000	Camden Property Trust	53,980
6,000	Cogdell Spencer, Inc.	34,800
1,000	Coresite Realty Corp.	13,640
2,000	Corporate Office Properties Trust	69,900
1,000	Developers Diversified Realty Corp.	14,090
7,500	Digital Realty Trust, Inc.	386,550
16,000	Douglas Emmett, Inc.	265,600
15,000	Duke Realty Corp.	186,900
5,000	DuPont Fabros Technology, Inc.	106,350
9,000	EastGroup Properties, Inc.	380,880
8,500	Equity Lifestyle Properties, Inc.	475,405
8,000	Equity Residential	415,600
4,500	Essex Property Trust, Inc.	513,990
2,000	Excel Trust, Inc.	24,200
1,500	Federal Realty Investment Trust	116,895
7,000	HCP, Inc.	257,530
3,500	Healthcare Realty Trust, Inc.	74,095

Principal Amount or Shares		Value

Common Stocks — (Continued)
Real Estate Investment Trusts — (Continued)
8,000	Home Properties, Inc.	$443,920
12,616	Host Hotels & Resorts, Inc.	225,448
9,600	Kimco Realty Corp.	173,184
10,000	Kite Realty Group Trust	54,100
13,000	LaSalle Hotel Properties	343,200
12,000	Mack-Cali Realty Corp.	396,720
7,500	National Retail Properties, Inc.	198,750
3,500	Pennsylvania Real Estate Investment Trust	50,855
1,000	Post Properties, Inc.	36,300
9,386	ProLogis Trust	135,534
5,000	Public Storage, Inc.	507,100
2,000	Realty Income Corp.	68,400
6,500	Regency Centers Corp.	274,560
4,980	Simon Property Group, Inc.	495,460
1,903	SL Green Realty Corp.	128,472
1,000	Sovran Self Storage, Inc.	36,810
9,000	Tanger Factory Outlet Centers, Inc.	460,710
1,000	Terreno Realty Corp.*	17,930
11,915	The Macerich Co.	564,414
6,376	UDR, Inc.	149,963
10,000	Ventas, Inc.	524,800
5,936	Vornado Realty Trust	494,647
5,000	Washington Real Estate Investment Trust	154,950
7,500	Weingarten Realty Investors	178,200
2,000	Westfield Group	19,580
2,000	Westfield Retail Trust*	5,253
Total Common Stocks (Cost $8,900,253)		11,296,160
Collateralized Mortgage Obligations — 10.4%
Citigroup Mortgage Securities, Inc. — 0.9%
$957,146	5.500%, 10/25/35	958,551
Collateralized Mortgage Obligations — 0.4%
345,377	Series Z2-2013, 4.800%, 2/25/13	362,130
Federal Home Loan Mortgage Corporation — 8.5%
1,000,000	Series 2541, 5.500%, 11/15/20	1,044,863
446,427	Series 2543, 5.500%, 4/15/22	473,703
1,000,000	Series 2571, 5.500%, 7/15/21	1,072,860
420,191	Series 2584, 4.000%, 12/15/13	426,515
1,000,000	Series 2672, 5.500%, 8/15/31	1,065,494
84,964	Series 2676, 5.500%, 1/15/29	85,065

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Mortgage Securities Fund	(Continued)

Principal Amount		Value
Federal Home Loan Mortgage Corporation — (Continued)
$628,791	Series 2770, 4.000%, 1/15/18	$652,047
1,000,000	Series 2784, 4.000%, 4/15/19	1,049,299
1,000,000	Series 2802, 5.500%, 11/15/31	1,063,816
1,000,000	Series 2974, 5.000%, 9/15/31	1,035,742
542,180	Series 2976, 4.500%, 1/15/33	575,068
		8,544,472
Federal National Mortgage Association — 0.6%
429,206	Series 1999-13, 6.000%, 4/25/29	472,809
107,591	Series 2002-62, 5.500%, 12/25/16	108,184
		580,993
Total Collateralized Mortgage Obligations (Cost $9,959,722)		10,446,146
U.S. Government Agencies — 8.9%
Federal Home Loan Bank — 3.2%
1,000,000	4.250%, 3/9/18	1,081,320
2,000,000	4.125%, 12/13/19	2,108,668
		3,189,988
Federal Home Loan Mortgage Corporation — 2.3%
500,000	4.500%, 4/2/14	547,874
382,906	4.500%, 3/15/17	386,303
537,320	5.250%, 4/15/17	570,886
534,004	5.000%, 9/15/17	569,596
298,839	5.000%, 7/15/35	307,535
		2,382,194

Principal Amount or Shares		Value
U.S. Government Agencies — (Continued)
Federal National Mortgage Association — 3.4%
$1,000,000	5.000%, 3/2/15	$1,125,352
98,164	6.000%, 11/25/22	99,732
332,048	5.000%, 3/25/23	353,890
43,497	5.500%, 11/25/28	43,479
714,454	5.000%, 12/25/31	740,263
1,000,000	5.000%, 3/25/32	1,065,206
		3,427,922
Total U.S. Government Agencies (Cost $8,429,065)		9,000,104
Cash Equivalents — 2.6%
2,668,401	Huntington Money Market Fund, Interfund Shares, 0.010% (b) (c)	2,668,401
Total Cash Equivalents (Cost $2,668,401)		2,668,401
Total Investments (Cost $95,070,367) — 99.7%		100,469,929
Other Assets in Excess of Liabilities — 0.3%		272,049
Net Assets — 100.0%		$100,741,978
(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2010.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of December 31, 2010.

*	Non-income producing security.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Tax Free Fund	December 31, 2010

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
General Obligations	37.2%
School Districts	30.0%
Higher Education	10.6%
Water	8.3%
General Fund	3.6%
Facilities	3.3%
Airports	2.5%
Medical	1.8%
Power	1.4%
Other	0.8%
Cash	0.5%
Transportation	0.0%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of December 31, 2010, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

Municipal Bonds — 99.3%
Ohio — 99.3%
$225,000	Akron, OH, G.O., (AMBAC Ins.), 5.000%, 12/1/24	$234,821
500,000	Akron, OH, Series A, 5.000%, 12/1/16	560,635
70,000	Akron, OH, Refunding & Improvement, G.O., (National Reinsurance), 5.250%, 12/1/18	70,819
50,000	Akron, OH, Bath Copley Joint Township Hospital District, (AGM Ins.), 5.250%, 11/15/15	51,435
100,000	Akron, OH, G.O., (MBIA-RE FGIC Ins.), 5.000%, 12/1/22	102,014
120,000	Akron, OH, Pension Funding Refunding Revenue, (AMBAC Ins.), 5.250%, 12/1/18	126,976
100,000	Ashland, OH, Various Purposes, 4.500%, 12/1/22	101,438
205,000	Avon Lake, OH, G.O., 3.500%, 12/1/17	212,905
150,000	Barberton, OH, City School District, 5.000%, 12/1/22	161,820
115,000	Big Walnut, OH, Local School District, (AGM Ins.), 5.000%, 12/1/22	122,018
205,000	Bowling Green State University, OH, General Receipts Revenue, (AMBAC Ins.), 5.250%, 6/1/19	212,817

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$320,000	Bowling Green, OH, City School District, (AGM Ins.), 5.000%, 12/1/24	$337,542
500,000	Brookfield Local School District, OH, School Facilities Improvement, G.O., (AGM Ins. Student Credit Program), 5.000%, 1/15/22	532,570
250,000	Bucyrus, OH, City School District, (AGM Ins.), 5.000%, 12/1/22	264,237
400,000	Butler County, OH, G.O., (AMBAC Ins.), 4.750%, 12/1/24	417,200
300,000	Butler County, OH, Sewer Systems Revenue, (AGM Ins.), 5.000%, 12/1/19	331,026
445,000	Butler County, OH, G.O., 4.000%, 12/1/21	451,177
170,000	Butler County, OH, G.O., (AMBAC Ins.), 4.750%, 12/1/20	178,259
500,000	Centerville, OH, G.O., (National Reinsurance), 5.000%, 12/1/20	531,775
200,000	Chagrin Falls, OH, Exempt Village School District, G.O., (MBIA Ins.), 5.250%, 12/1/19	215,316

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Tax Free Fund	(Continued)

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$400,000	Cincinnati, OH, Recovery Zone Facility Revenue, Series A, (AMBAC Ins.), 4.000%, 11/1/19	$407,136
500,000	Cleveland, OH, Public Power System Revenue, Series A, (National Reinsurance, FGIC Ins.), 5.000%, 11/15/16	557,630
600,000	Cleveland, OH, Municipal School District, G.O., (National Reinsurance, FGIC Ins., Student Credit Program), 5.000%, 12/1/21	622,272
65,000	Cleveland, OH, Waterworks Refunding Revenue, Series G, (MBIA Ins.), 5.500%, 1/1/13	66,466
335,000	Cleveland, OH, State University Revenue, (FGIC Ins.), 5.000%, 6/1/17	370,483
400,000	Cleveland, OH, School District Refunding, G.O., (FGIC Ins.), 5.000%, 12/1/18	419,096
365,000	Cleveland, OH, Airport System Revenue, Series C, (Assured Guaranty), 5.000%, 1/1/23	374,665
500,000	Cleveland, OH, Airport System Revenue, Series C, (AGM Ins.), 5.000%, 1/1/18	540,205
80,000	Cleveland, OH, School District Refunding, G.O., (FGIC Ins.), 5.250%, 12/1/14	85,755
150,000	Cleveland, OH, Income Tax Revenue, 5.000%, 5/15/17	166,242
150,000	Clyde-Green Springs Exempted Village School District, School Facilities Construction and Improvement, 5.000%, 12/1/19	165,591
100,000	Columbus, OH, Regional Airport Authority Revenue, (AGM National Reinsurance), 5.000%, 1/1/21	105,551
250,000	Columbus, OH, Regional Airport Authority Revenue, (MBIA Ins.), 5.000%, 1/1/20	266,347
500,000	Columbus, OH, Refunding, G.O., Series C, 5.000%, 7/15/16	565,545
250,000	Cuyahoga County, OH, Refunding Revenue, Series A, 5.750%, 1/1/24	259,125
500,000	Cuyahoga County, OH, Revenue, Series A, 6.000%, 1/1/17	539,835

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$250,000	Delaware, OH, Parks & Recreational Income Tax Special Obligation Revenue, 4.000%, 12/1/19	$256,595
250,000	Dublin, OH, City School District, School Facilities Construction & Improvement, G.O., (AGM Ins.), 5.000%, 12/1/20	267,187
360,000	Fairfield Union, OH, Local School District, G.O., (AGM Ins.), 4.250%, 12/1/18	381,578
150,000	Fairless, OH, Local School District, G.O., (AGM Ins.), 5.000%, 12/1/21	155,754
65,000	Field, OH, Local School District, G.O., 5.000%, 12/1/19	65,534
115,000	Field, OH, Local School District, G.O., (AMBAC Ins.), 5.000%, 12/1/18	117,362
220,000	Findlay, OH, City School District, Capital Appreciation School Facilities Construction & Improvement, G.O., Series A, 0.000%, 12/1/17 (a)	172,775
155,000	Forest Hills, OH, Local School District, (AGM Ins.), 4.750%, 12/1/16	164,488
190,000	Franklin County, OH, Municipal Facilities Improvements, G.O., (MBIA Ins.), 4.650%, 12/1/15	198,022
350,000	Franklin County, OH, Hospital Revenue, 4.000%, 11/1/16	368,749
35,000	Gallia, OH, County Local School District, Local School District, G.O., (AGM Ins.), 4.500%, 12/1/20	35,519
215,000	Greater Cleveland Regional Transit Authority, OH, G.O., (FGIC Ins.), 5.000%, 12/1/15	242,099
335,000	Greater Cleveland Regional Transit Authority, OH, Capital Improvement, G.O., (MBIA-RE FGIC Ins.), 5.000%, 12/1/21	354,313
450,000	Greene County, OH, Sewer Systems Revenue, (AMBAC Ins.), 5.000%, 12/1/18	488,619
275,000	Greene County, OH, Water & Sewer Revenue, (AGM Ins.), 5.000%, 12/1/21	288,799
540,000	Greene County, OH, Refunding , G.O., Series A, (AMBAC Ins.), 5.000%, 12/1/19	608,099
170,000	Hamilton County, OH, Stratford Heights Project, (AGM Ins.), 5.000%, 6/1/18	188,727

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Tax Free Fund	(Continued)

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$200,000	Hamilton County, OH, Sewer Systems Revenue, Series A, (MBIA Ins.), 5.000%, 12/1/20	$216,874
135,000	Hamilton, OH, Electric Revenue, Series A, (AGM Ins.), 4.150%, 10/15/15	145,791
280,000	Hamilton, OH, (Various Purposes), (Assured Guaranty), 5.000%, 11/1/21	302,140
400,000	Harrison, OH, G.O., 2.600%, 12/8/11	405,144
260,000	Hilliard, OH, School District, G.O., Series B, 0.000%, 12/1/18 (a)	196,555
200,000	Huber Heights Ohio City School District, School Improvement, 4.750%, 12/1/24	205,698
150,000	Hudson, OH, G.O., (AMBAC Ins.), 5.000%, 12/1/19	160,404
75,000	Independence, OH, Rockside Road Improvement, G.O., (AMBAC Ins.), 5.000%, 12/1/20	80,483
335,000	Kent State University, OH, General Receipts Revenue, G.O., Series B, (Assured Guaranty), 5.000%, 5/1/19	370,229
75,000	Kent State University, OH, General Receipts Revenue, Series B, 5.000%, 5/1/15	83,382
400,000	Kettering, OH, City School District, G.O., (AGM Ins.), 4.750%, 12/1/22	417,252
95,000	Keystone, OH, Local School District, G.O., (AGM Ins.), 5.000%, 12/1/19	99,753
285,000	Lakewood City, OH, School District, G.O., (AGM Ins.), 5.000%, 12/1/18	300,658
300,000	Licking Heights, OH, Local School District, G.O., (National Reinsurance, FGIC Ins.), 4.750%, 12/1/20	310,857
235,000	Madison, OH, Local School District, G.O., (AGM Ins.), 4.000%, 12/1/17	242,099
600,000	Medina County, OH, Library District, G.O., (FGIC Ins.), 5.250%, 12/1/20	626,388
500,000	Middletown, OH, G.O., (AGM Ins.), 5.000%, 12/1/21	540,745
250,000	Montgomery County, OH, Water Refunding Revenue, (AMBAC Ins.), 5.375%, 11/15/16	257,680
540,000	Montgomery County, OH, Refunding & Improvement, G.O., (National Reinsurance), 5.000%, 12/1/21	572,146

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$200,000	Mount Healthy, OH, City School District, G.O., (AGM Ins.), 5.250%, 12/1/19	$224,316
480,000	Mount Vernon, OH, Waterworks Refunding Revenue, (Assured Guaranty), 5.000%, 12/1/17	530,318
50,000	Mount Vernon, OH, City School District, G.O., (AGM Ins.), 5.000%, 12/1/17	54,161
400,000	North Canton, OH, City School District, G.O., (Assured Guaranty), 4.000%, 12/1/15	425,816
275,000	Northwest, OH, Local School District, 0.000%, 12/1/20 (a)	175,818
500,000	Norton, OH, City School District, Refunding School Improvement, G.O., 1.875%, 8/25/11	502,490
175,000	Ohio State, G.O., 5.000%, 9/1/20	191,597
200,000	Ohio Capital Asset Financing Program Fractionalized Interest, G.O., Series B, 5.000%, 12/1/22	209,018
155,000	Ohio Housing Finance Agency, Single-family mortgage revenue, Series 1, 2.650%, 5/1/17	148,913
400,000	Ohio Housing Finance Agency, Single-family mortgage revenue, Series 1, 3.250%, 5/1/20	374,072
750,000	Ohio State, G.O., Series B, 4.500%, 9/15/23	765,472
600,000	Ohio State, G.O., Series B, 4.500%, 9/15/24	608,208
500,000	Ohio State, G.O., Series B, 5.000%, 9/15/19	541,165
655,000	Ohio State, G.O., Series B, 5.375%, 9/1/23	714,782
50,000	Ohio State, G.O., Series A, 4.000%, 9/15/18	53,875
100,000	Ohio State, G.O., Series B, 5.000%, 3/1/20	107,945
130,000	Ohio State, Infrastructure Improvement, G.O., Series A, 5.000%, 9/1/23	137,388
150,000	Ohio State, G.O., Series B, 5.000%, 9/15/21	160,154
250,000	Ohio State, G.O., Series B, 5.000%, 4/1/21	262,540
350,000	Ohio State, G.O., Series B, 5.000%, 9/15/20	376,789
100,000	Ohio State, G.O., Series B, 5.500%, 9/15/19	117,663

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Tax Free Fund	(Continued)

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$75,000	Ohio State, G.O., Series C, 5.000%, 8/1/20	$84,537
75,000	Ohio State, G.O., Series A, 5.000%, 9/15/17	82,987
685,000	Ohio State, G.O., Series B, 5.000%, 3/1/18	745,890
50,000	Ohio State Air Quality Development Authority Revenue, 3.000%, 12/1/13	51,091
125,000	Ohio State Building Authority, Series A, (AGM Ins.), 5.500%, 10/1/14	128,695
150,000	Ohio State Building Authority, Series A, 5.000%, 4/1/16	159,767
400,000	Ohio State Building Authority, Series A, 5.000%, 10/1/23	425,792
250,000	Ohio State Higher Educational Facilities Commission Revenue, Denison University Project Revenue, 5.000%, 11/1/20	263,845
250,000	Ohio State Higher Educational Facilities Commission Revenue, Case Western Reserve University, Series PJ-A, 4.500%, 12/1/23	251,887
115,000	Ohio State Housing Finance Agency Residential Mortgage Revenue, Series J, (GNMA/FNMA/FHLMC Ins.), 4.875%, 9/1/15	120,449
175,000	Ohio State Housing Finance Agency Residential Mortgage Revenue, Series J, (GNMA/FNMA/FHLMC Ins.), 5.900%, 9/1/23	184,632
180,000	Ohio State Housing Finance Agency Residential Mortgage Revenue, Series J, (GNMA/FNMA/FHLMC Ins.), 5.000%, 9/1/23	184,941
150,000	Ohio State Parks & Recreation Revenue, Series II-A,, 5.000%, 12/1/17	160,660
550,000	Ohio State Parks & Recreation Revenue, G.O., Series A, 5.000%, 6/15/21	582,406
670,000	Ohio State Parks & Recreation Revenue, G.O., Series A, 5.000%, 2/1/24	697,229
225,000	Ohio State Parks & Recreation Revenue, G.O., Series A, 5.000%, 3/1/19	241,391
150,000	Ohio State Parks & Recreation Revenue, G.O., Series A, 5.000%, 6/15/24	156,150

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$300,000	Ohio State Parks & Recreation Revenue, G.O., Series A, 5.000%, 5/1/22	$312,870
150,000	Ohio State Parks & Recreation Revenue, G.O., Series A, 5.000%, 6/15/22	157,686
1,000,000	Ohio State Turnpike Commission, (FGIC Ins.), 5.500%, 2/15/20	1,126,560
170,000	Ohio State University, General Receipts Revenue, Series A, 5.000%, 6/1/25	176,519
400,000	Ohio State Water Development Authority, 5.000%, 6/1/17	437,372
395,000	Olentangy, OH, Local School District, G.O., Series A, 0.000%, 12/1/10 (a)	286,723
300,000	Olentangy, OH, Local School District, G.O., (AGM Ins.), 5.000%, 12/1/21	321,519
500,000	Olentangy, OH, Local School District, G.O., (AGM Ins.), 5.000%, 12/1/18	558,270
170,000	Ottawa & Glandorf, OH, Local School District, Series A, 0.00%, 12/1/21 (a)	100,973
175,000	Ottawa & Glandorf, OH, Local School District, Series A, 0.000%, 12/1/20 (a)	110,502
235,000	Pandora Gilboa, OH, Local School District, Putnam County Capital Appreciation Refunding, G.O., (Student Credit Program), 0.000%, 12/1/15 (a)	204,144
140,000	Pandora Gilboa, OH, Local School District, Putnam County Capital Appreciation Refunding, G.O., (Student Credit Program), 0.000%, 12/1/16 (a)	116,066
200,000	Pickerington, OH, Local School District, School Facilities Construction & Improvement, G.O., 5.000%, 12/1/17	223,454
500,000	Princeton, OH, Local School District, Series B, 0.000%, 12/1/20 (a)	333,120
470,000	River Valley, OH, Local School District, G.O., (AGM Ins. Student Credit Program), 5.250%, 11/1/23	517,042
100,000	Sebring, OH, Local School District, Capital Appreciation Refunding Class Room Facilities, G.O., (Student Credit Program), 0.000%, 12/1/17 (a)	76,900
100,000	Sebring, OH, Local School District, Capital Appreciation Refunding Class Room Facilities, G.O., (Student Credit Program), 0.000%, 12/1/16 (a)	81,425

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Tax Free Fund	(Continued)

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$150,000	Seven Hills, OH, Capital Improvement, G.O., 5.250%, 12/1/18	$171,099
1,040,000	Shaker Heights, OH, Urban Renewal Refunding, G.O., (AMBAC Ins.), 5.000%, 12/1/17	1,097,138
105,000	Southern Local School Disctict Ohio, Various Purposes Constructiona and Improvement, G.O., Series A, 12/1/17	82,966
105,000	Southern Local School Disctict Ohio, Various Purposes Constructiona and Improvement, G.O., Series A, 12/1/15	91,878
780,000	Southwest Licking Local School District, G.O., (AMBAC Ins.), 5.000%, 12/1/19	809,476
500,000	South-Western City School District, (AGM Ins.), 4.750%, 12/1/22	522,745
150,000	Springboro, OH, Various Purposes, G.O., 5.000%, 12/1/18	170,179
125,000	Springfield City, OH, School District, (AGM Ins.), 5.000%, 12/1/21	132,321
100,000	State of Ohio, Series A, (AGM Ins.), 5.000%, 4/1/17	108,773
50,000	State of Ohio, Series 2008-1, 5.500%, 6/15/20	56,294
325,000	Strongsville, OH, Library Improvements, G.O., (FGIC Ins.), 5.000%, 12/1/15	333,642
235,000	Swanton, OH, Local School District, School Improvement, G.O., (FGIC Ins.), 4.900%, 12/1/15	242,269
700,000	Toledo, OH, Waterworks Revenue, (MBIA Ins.), 5.000%, 11/15/19	753,669
300,000	Toledo, OH, Waterworks Revenue, (MBIA-RE FGIC Ins.), 5.000%, 11/15/22	315,012
225,000	Toledo, OH, Sewer System Revenue, (AMBAC Ins.), 5.000%, 11/15/18	235,165
200,000	Toledo, OH, City School District, (FGIC Ins.), 5.000%, 12/1/21	210,304
615,000	Toledo, OH, City School District, School Facilities Improvements, G.O., (Student Credit Program), 4.125%, 12/1/19	634,889
400,000	Troy, OH, City School District, School Improvement, G.O., (AGM Ins.), 5.000%, 12/1/18	428,656

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$320,000	Troy, OH, G.O., 4.750%, 12/1/24	$327,661
1,050,000	Troy, OH, G.O., 4.750%, 12/1/22	1,083,579
75,000	Trumbull County, OH, G.O., (AGM Ins.), 5.000%, 12/1/20	81,896
655,000	Twinsburg, OH, Recreational Facilities Improvements, G.O., (FGIC Ins.), 5.500%, 12/1/17	671,277
235,000	Twinsburg, OH , Local School District Refunding, G.O., (FGIC Ins.), 5.000%, 12/1/18	255,264
500,000	University of Akron, OH, General Receipts Revenue, Series B, (AGM Ins.), 5.250%, 1/1/24	527,175
350,000	University of Akron, OH, (AGM Ins.), 5.000%, 1/1/21	372,911
300,000	University of Cincinnati, OH, General Receipts Revenue, Series A, (AMBAC Ins.), 5.000%, 6/1/19	324,183
500,000	University of Cincinnati, OH, General Receipts Revenue, Series A, (MBIA Ins.), 5.000%, 6/1/22	525,970
500,000	University of Cincinnati, OH, General Receipts Revenue, Series A, (AGM Ins.), 5.000%, 6/1/20	533,080
500,000	University of Cincinnati, OH, General Receipts Revenue, Series A, (AMBAC Ins.), 5.000%, 6/1/17	542,905
300,000	University of Cincinnati, OH, General Receipts Revenue, Series A, (AMBAC Ins.), 5.000%, 6/1/19	319,728
400,000	University of Toledo, OH, General Receipts Revenue, Series A, (AMBAC Ins.), 5.000%, 6/1/19	427,784
100,000	Van Buren, OH, School District, Capital Appreciation Advance Refunding, G.O., (AGM Ins.), 0.000%, 12/1/16 (a)	83,582
150,000	Warren County, OH, Waterworks Refunding Revenue, (AGM Ins.), 5.000%, 12/1/18	156,759
50,000	Warren County, OH, Waterworks Refunding Revenue, (AGM Ins.), 5.000%, 12/1/15	53,058
650,000	Washington County, OH, School Improvements, G.O., (FGIC Ins.), 5.000%, 12/1/19	673,978

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Tax Free Fund	(Continued)

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$325,000	Western Reserve, OH, Local School District, Capital Appreciation Classroom Facilities, G.O., (Student Credit Program), 0.000%, 1/15/19 (a)	$233,525
65,000	Western Reserve, OH, Local School District, Capital Appreciation Classroom Facilities, G.O., (Student Credit Program), 0.000%, 1/15/18 (a)	49,412
205,000	Western Reserve, OH, Local School District, Capital Appreciation Classroom Facilities, G.O., (Student Credit Program), 0.000%, 12/1/16 (a)	168,196
200,000	Westerville, OH, City School District, G.O., (National Reinsurance), 5.000%, 12/1/17	215,782
120,000	Westerville, OH, G.O., 2.750%, 12/1/17	122,273
125,000	Westerville, OH, G.O., (AMBAC Ins.), 5.000%, 12/1/23	133,875
300,000	Wyoming, OH, School District, Refunding School Improvement, G.O., (AGM Ins.), 5.000%, 12/1/20	318,723
Total Municipal Bonds (Cost $51,300,823)		51,562,286

Principal Amount or Shares		Value

Cash Equivalents — 0.5%
257,778	Fidelity Tax-Exempt Portfolio, 0.140% (b)	$257,778
Total Cash Equivalents (Cost $257,778)		257,778
Total Investments (Cost $51,558,601) — 99.8%		51,820,064
Other Assets in Excess of Liabilities — 0.2%		113,266
Net Assets — 100.0%		$51,933,330
(a)	Zero coupon capital appreciation bonds.

(b)	Rate disclosed is the seven day yield as of December 31, 2010.

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Assurance Corp.

FGIC — Financial Guaranty Insurance Co.

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

G.O. — General Obligation

MBIA — Municipal Bond Insurance Association

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Short/Intermediate Fixed Income Securities Fund	December 31, 2010

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Corporate Bonds	60.5%
U.S. Government Agencies	34.3%
U.S. Treasury Obligations	3.2%
Cash[1]	2.0%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2010, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

Corporate Bonds — 60.8%
Consumer Discretionary — 3.1%
$1,000,000	Comcast Corp., Class A, 5.500%, 3/15/11	$1,009,760
1,000,000	Home Depot, Inc., 5.250%, 12/16/13	1,097,546
1,000,000	Johnson Controls, Inc., 4.875%, 9/15/13	1,074,522
1,000,000	McDonald’s Corp., Series G, MTN, 4.300%, 3/1/13	1,066,051
1,000,000	The Walt Disney Co., Series D, 4.500%, 12/15/13	1,092,129
1,000,000	Time Warner, Inc., 3.150%, 7/15/15	1,016,018
		6,356,026
Consumer Staples — 5.1%
1,000,000	ConAgra Foods, Inc., 5.875%, 4/15/14	1,107,119
1,000,000	CVS Caremark Corp., 4.875%, 9/15/14	1,085,841
1,585,000	General Mills, Inc., 5.250%, 8/15/13	1,742,173
1,000,000	HJ Heinz Co., 5.350%, 7/15/13	1,096,413
2,000,000	Kellogg Co., 5.125%, 12/3/12	2,143,474
2,000,000	Safeway, Inc., 5.800%, 8/15/12	2,152,442
1,000,000	Sysco Corp., 4.200%, 2/12/13	1,063,996
		10,391,458
Energy — 3.7%
1,000,000	Apache Corp., 6.000%, 9/15/13	1,122,895
1,000,000	Chevron Corp., 3.450%, 3/3/12	1,031,866
1,000,000	ConocoPhillips, 4.750%, 2/1/14	1,086,262
1,000,000	Kinder Morgan Energy Partners LP, 5.000%, 12/15/13	1,086,469
1,000,000	Marathon Oil Corp., 6.500%, 2/15/14	1,125,721
1,000,000	Noble Corp., 5.875%, 6/1/13	1,091,903

Principal Amount		Value

Corporate Bonds — (Continued)
Energy — (Continued)
$1,000,000	Spectra Energy Capital LLC, 5.900%, 9/15/13	$1,100,048
		7,645,164
Financials — 18.4%
2,000,000	American Express Credit Co., 2.750%, 9/15/15	1,967,372
2,000,000	Bank of New York Mellon Corp/The, 2.950%, 6/18/15	2,025,652
2,000,000	Bank of Nova Scotia, 2.375%, 12/17/13	2,060,552
1,000,000	BB&T Corp., 3.100%, 7/28/11	1,011,826
1,000,000	Boeing Capital Corp., 3.250%, 10/27/14	1,042,061
2,000,000	Caterpillar Financial Services Corp., Series F, MTN, 5.125%, 10/12/11	2,070,806
1,000,000	Charles Schwab Corp/The, 4.950%, 6/1/14	1,087,433
1,500,000	Citigroup, Inc., 6.010%, 1/15/15	1,645,539
2,500,000	General Electric Capital Corp., 2.250%, 11/9/15	2,403,387
1,500,000	Goldman Sachs Group, Inc., 5.500%, 11/15/14	1,622,182
2,000,000	HSBC Financial Corp., 3.500%, 06/28/15 (a) (b)	2,050,210
1,000,000	KeyBank NA, BKNT, 5.091%, 3/26/15	1,043,058
433,000	M&I Marshall & Ilsley Bank, BKNT, 5.300%, 9/8/11	436,170
2,000,000	Manulife Financial Corp., 3.400%, 9/17/15	1,959,060
2,000,000	MetLife Global Funding I, 5.125%, 11/9/11 (a) (b)	2,071,436

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Short/Intermediate Fixed Income Securities Fund	(Continued)

Principal Amount		Value

Corporate Bonds — (Continued)
Financials — (Continued)
$2,000,000	Morgan Stanley, Series G, MTN, 2.786%, 5/14/13 (c)	$2,072,556
1,500,000	PNC Funding Corp., 3.625%, 2/8/15	1,550,931
1,500,000	Principal Life Income Funding Trusts, MTN, 5.150%, 9/30/11	1,536,318
2,000,000	Prudential Financial, Inc., Series D, 3.875%, 1/14/15	2,063,356
2,060,000	Simon Property Group LP, 4.200%, 2/1/15	2,153,998
2,000,000	US Bank NA, 4.950%, 10/30/14	2,179,638
1,500,000	Wells Fargo & Co., Series I, 3.750%, 10/1/14	1,565,828
		37,619,369
Health Care — 4.5%
1,500,000	McKesson Corp., 5.250%, 3/1/13	1,611,079
1,000,000	Medco Health Solutions, Inc., 6.125%, 3/15/13	1,089,539
2,000,000	Medtronic, Inc., 3.000%, 3/15/15	2,052,370
1,000,000	Pfizer, Inc., 4.450%, 3/15/12	1,043,455
1,200,000	St Jude Medical, Inc., 3.750%, 7/15/14	1,268,296
2,000,000	Thermo Fisher Scientific, Inc., 3.200%, 5/1/15	2,046,160
		9,110,899
Industrials — 12.6%
1,000,000	3M Co., Series A, MTN, 4.375%, 8/15/13	1,087,922
2,000,000	Anheuser-Busch InBev Worldwide, Inc., 2.500%, 3/26/13	2,046,612
2,000,000	BJ Services Co., 5.750%, 6/1/11	2,042,764
1,000,000	Broadcom Corp., 2.375%, 11/1/15	973,445
2,000,000	Covidien International Finance SA, 2.800%, 6/15/15	2,007,388
1,500,000	CSX Corp., 6.750%, 3/15/11	1,516,919
1,000,000	Dell, Inc., 2.300%, 9/10/15	974,767
2,000,000	Eaton Corp., 4.900%, 5/15/13	2,157,370
1,000,000	Emerson Electric Co., 4.625%, 10/15/12	1,066,664
2,000,000	Harsco Corp., 2.700%, 10/15/15	1,949,026
1,000,000	ITT Corp., 4.900%, 5/1/14	1,073,561
1,000,000	Nabors Industries, Inc., 5.375%, 8/15/12	1,055,756
1,500,000	Northrop Grumman Corp., 3.700%, 8/1/14	1,575,195
1,000,000	Premcor Refining Group Inc/The, 6.125%, 5/1/11	1,015,438
1,000,000	Raytheon Co., 1.625%, 10/15/15	959,456

Principal Amount		Value

Corporate Bonds — (Continued)
Industrials — (Continued)
$1,000,000	Shell International Finance BV, 4.000%, 3/21/14	$1,064,097
2,000,000	Symantec Corp., 2.750%, 9/15/15	1,951,646
1,000,000	Wyeth, 5.500%, 3/15/13	1,093,377
		25,611,403
Information Technology — 2.9%
1,000,000	Cisco Systems, Inc., 5.250%, 2/22/11	1,006,266
1,000,000	Dell, Inc., 4.700%, 4/15/13	1,073,463
1,500,000	Hewlett-Packard Co., 4.250%, 2/24/12	1,558,794
2,000,000	Oracle Corp., 4.950%, 4/15/13	2,178,808
		5,817,331
Materials — 5.2%
2,000,000	Air Products & Chemicals, Inc., 4.150%, 2/1/13	2,101,014
1,000,000	Nucor Corp., 4.875%, 10/1/12	1,065,964
1,000,000	Nucor Corp., 5.000%, 12/1/12	1,071,967
2,000,000	Potash Corp. of Saskatchewan, Inc., 4.875%, 3/1/13	2,129,630
2,000,000	PPG Industries, Inc., 5.750%, 3/15/13	2,170,716
2,000,000	Sherwin-Williams Co/The, 3.125%, 12/15/14	2,057,854
		10,597,145
Telecommunication Services — 1.5%
2,000,000	AT&T, Inc., 2.500%, 8/15/15	1,992,972
1,000,000	Verizon Wireless, 7.375%, 11/15/13	1,158,559
		3,151,531
Utilities — 3.8%
1,500,000	FPL Group Capital, Inc., 5.350%, 6/15/13	1,625,080
1,000,000	Georgia Power Co., Series S, 4.000%, 1/15/11	1,000,792
1,000,000	Indiana Michigan Power Co., 6.375%, 11/1/12	1,079,405
2,000,000	PSEG Power LLC, 2.500%, 4/15/13	2,040,306
1,000,000	Southern Co., 2.375%, 9/15/15	984,395
1,000,000	Wisconsin Public Service Corp., 4.875%, 12/1/12	1,068,666
		7,798,644
Total Corporate Bonds (Cost $120,845,641)		124,098,970
U.S. Government Agencies — 34.4%
Federal Farm Credit Bank — 5.0%
3,000,000	2.125%, 6/18/12	3,068,808
2,000,000	1.000%, 6/22/12	2,005,662
3,000,000	1.875%, 12/7/12	3,069,054
2,000,000	3.400%, 2/7/13	2,110,182
		10,253,706

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Short/Intermediate Fixed Income Securities Fund	(Continued)

Principal Amount		Value

U.S. Government Agencies — (Continued)
Federal Home Loan Bank — 18.9%
$2,000,000	3.125%, 6/10/11	$2,022,952
2,000,000	1.625%, 7/27/11	2,014,634
2,000,000	1.000%, 12/28/11	2,011,806
2,000,000	1.125%, 5/18/12	2,017,312
2,000,000	1.875%, 6/20/12	2,039,604
3,000,000	1.750%, 8/22/12	3,057,537
1,000,000	1.625%, 9/26/12	1,017,570
7,000,000	0.550%, 10/25/12	6,977,488
3,000,000	1.625%, 6/14/13	3,051,252
3,000,000	1.000%, 9/13/13	2,997,360
1,000,000	4.375%, 9/13/13	1,088,477
2,000,000	1.375%, 9/12/14	1,993,086
2,000,000	3.250%, 9/12/14	2,125,760
2,000,000	4.750%, 11/14/14	2,235,904
2,000,000	1.750%, 9/11/15	1,959,160
2,000,000	1.900%, 12/29/15	1,955,522
		38,565,424
Federal Home Loan Mortgage Corporation — 2.0%
2,000,000	4.750%, 1/18/11	2,003,552
2,000,000	2.175%, 2/19/14	2,058,498
		4,062,050
Federal National Mortgage Association — 8.5%
1,435,000	2.000%, 1/30/12	1,457,633
2,000,000	1.250%, 6/22/12	2,020,916
5,000,000	0.625%, 9/24/12	5,005,165

Principal Amount or Shares		Value

U.S. Government Agencies — (Continued)
Federal National Mortgage Association — (Continued)
$2,000,000	1.750%, 12/28/12	$2,011,148
4,000,000	1.500%, 9/8/14	3,997,096
3,000,000	1.625%, 10/26/15	2,924,037
		17,415,995
Total U.S. Government Agencies (Cost $69,869,405)		70,297,175
U.S. Treasury Obligations — 3.2%
U.S. Treasury Notes — 3.2%
5,000,000	0.875%, 2/29/12	5,029,100
1,500,000	0.750%, 12/15/13	1,489,337
Total U.S. Treasury Obligations (Cost $6,490,023)		6,518,437
Cash Equivalents — 2.1%
4,188,774	Huntington Money Market Fund, Interfund Shares, 0.010% (d) (e)	4,188,774
Total Cash Equivalents (Cost $4,188,774)		4,188,774
Total Investments (Cost $201,393,843) — 100.5%		205,103,356
Liabilities in Excess of Other Assets — (0.5)%		(985,364)
Net Assets — 100.0%		$204,117,992
(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Illiquid security.

(c)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2010.

(d)	Investment in affiliate.

(e)	Rate disclosed is the seven day yield as of December 31, 2010.

BKNT	— Bank Note

LLC	— Limited Liability Co.

LP	— Limited Partnership

MTN	— Medium Term Note

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Balanced Allocation Fund	December 31, 2010

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Equity Mutual Funds[1]	59.9%
Fixed Income Mutual Funds[1]	37.1%
Cash[1]	3.0%
Total	100.0%

1	Investments in affiliated funds.

Portfolio holdings and allocations are subject to change. As of December 31, 2010, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Mutual Funds — 96.6% (a)
134,101	Huntington Dividend Capture Fund, Trust Shares	$1,165,338
187,147	Huntington Fixed Income Securities Fund, Trust Shares	4,147,173
81,964	Huntington Growth Fund, Trust Shares	2,093,366
106,518	Huntington Income Equity Fund, Trust Shares	2,160,184
177,363	Huntington Intermediate Government Income Fund, Trust Shares	1,933,254
271,754	Huntington International Equity Fund, Trust Shares	3,133,325
225,126	Huntington Macro 100 Fund, Trust Shares	2,181,473
72,099	Huntington Mid Corp America Fund, Trust Shares	1,126,908
121,060	Huntington Mortgage Securities Fund, Trust Shares	1,101,642
78,351	Huntington New Economy Fund, Trust Shares*	844,626
96,454	Huntington Short/Intermediate Fixed Income Securities Fund, Trust Shares	1,926,180
99,192	Huntington Situs Fund, Trust Shares*	2,004,678
Total Mutual Funds (Cost $21,518,914)		23,818,147

Shares		Value
Cash Equivalents — 3.0%
749,149	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	$749,149
Total Cash Equivalents (Cost $749,149)		749,149
Total Investments (Cost $22,268,063) — 99.6%		24,567,296
Other Assets in Excess of Liabilities — 0.4%		88,689
Net Assets — 100.0%		$24,655,985

(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2010.

*	Non-income producing security.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Conservative Allocation Fund	December 31, 2010

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Fixed Income Mutual Funds[1]	76.0%
Equity Mutual Funds[1]	19.7%
Cash[1]	4.3%
Total	100.0%

1	Investments in affiliated funds.

Portfolio holdings and allocations are subject to change. As of December 31, 2010, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value
Mutual Funds — 95.5% (a)
26,600	Huntington Dividend Capture Fund, Trust Shares	$231,157
231,296	Huntington Fixed Income Securities Fund, Trust Shares	5,125,522
16,245	Huntington Growth Fund, Trust Shares	414,890
21,110	Huntington Income Equity Fund, Trust Shares	428,107
219,138	Huntington Intermediate Government Income Fund, Trust Shares	2,388,604
53,810	Huntington International Equity Fund, Trust Shares	620,425
44,612	Huntington Macro 100 Fund, Trust Shares	432,293
14,272	Huntington Mid Corp America Fund, Trust Shares	223,074
149,735	Huntington Mortgage Securities Fund, Trust Shares	1,362,587
15,511	Huntington New Economy Fund, Trust Shares *	167,208
119,160	Huntington Short/Intermediate Fixed Income Securities Fund, Trust Shares	2,379,626
19,662	Huntington Situs Fund, Trust Shares*	397,378
Total Mutual Funds (Cost $13,437,903)		14,170,871

Shares		Value
Cash Equivalents — 4.3%
637,641	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	$637,641
Total Cash Equivalents (Cost $637,641)		637,641
Total Investments (Cost $14,075,544) — 99.8%		14,808,512
Other Assets in Excess of Liabilities — 0.2%		31,369
Net Assets — 100.0%		$14,839,881
(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2010.

*	Non-income producing security.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Growth Allocation Fund	December 31, 2010

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Equity Mutual Funds[1]	79.9%
Fixed Income Mutual Funds[1]	17.1%
Cash[1]	3.0%
Total	100.0%
1	Investments in affiliated funds.

Portfolio holdings and allocations are subject to change. As of December 31, 2010, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Mutual Funds — 96.7% (a)
138,905	Huntington Dividend Capture Fund, Trust Shares	$1,207,081
66,879	Huntington Fixed Income Securities Fund, Trust Shares	1,482,045
84,936	Huntington Growth Fund, Trust Shares	2,169,260
110,383	Huntington Income Equity Fund, Trust Shares	2,238,576
63,425	Huntington Intermediate Government Income Fund, Trust Shares	691,331
281,901	Huntington International Equity Fund, Trust Shares	3,250,323
233,501	Huntington Macro 100 Fund, Trust Shares	2,262,629
74,637	Huntington Mid Corp America Fund, Trust Shares	1,166,583
43,287	Huntington Mortgage Securities Fund, Trust Shares	393,913
81,238	Huntington New Economy Fund, Trust Shares *	875,746
34,494	Huntington Short/Intermediate Fixed Income Securities Fund, Trust Shares	688,840
102,875	Huntington Situs Fund, Trust Shares*	2,079,110
Total Mutual Funds (Cost $16,091,866)		18,505,437
Cash Equivalents — 3.0%
576,965	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	576,965
Total Cash Equivalents (Cost $576,965)		576,965
Total Investments (Cost $16,668,831) — 99.7%		19,082,402
Other Assets in Excess of Liabilities — 0.3%		49,632
Net Assets — 100.0%		$19,132,034
(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2010.

*	Non-income producing security.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

[THIS PAGE INTENTIONALLY LEFT BLANK]

Statements of Assets and Liabilities

December 31, 2010

	Huntington Tax Free Money Market Fund	Huntington Money Market Fund	Huntington Ohio Municipal Money Market Fund	Huntington U.S. Treasury Money Market Fund
Assets:
Investments, at cost	$82,333,215	$395,432,340	$197,923,461	$387,721,453
Investments, at value	$82,333,215	$390,447,440	$197,923,461	$283,823,453
Investments in affiliated securities, at value	—	—	—	—
Investments in repurchase agreements, at cost	—	4,984,900	—	103,898,000
Total Investments	82,333,215	395,432,340	197,923,461	387,721,453
Cash	—	—	—	21
Foreign currencies, at value (Cost $-, $-, $-, $-, $-, $490, $-, $-, $345, $-)	—	—	—	—
Income receivable	162,105	444,144	318,036	550
Receivable for investments sold	—	—	—	—
Receivable for shares sold	—	7,588	—	—
Tax reclaims receivable	—	—	—	—
Receivable from Advisor	—	—	—	121,901
Prepaid expenses and other assets	10,208	23,209	16,415	19,155
Total assets	82,505,528	395,907,281	198,257,912	387,863,080
Liabilities:
Payable to custodian	—	6,276	—	—
Payable for investments purchased	—	—	—	—
Payable for shares redeemed	—	—	—	—
Income distribution payable	693	2,601	1,062	3,039
Accrued expenses and other payables
Investment advisor fees	14,670	23,316	18,911	—
Administration fees	14,199	57,053	26,058	52,603
Custodian fees	2,081	10,084	4,987	8,132
Financial administration fees	1,634	1,321	1,838	1,174
Distribution service fee	—	—	—	—
Shareholder services fee	—	—	—	—
Transfer agent fees	3,044	10,669	5,065	6,341
Compliance service fees	2,101	10,527	5,373	7,973
Other	9,522	106,531	62,627	68,723
Total liabilities	47,944	228,378	125,921	147,985
Net Assets	$82,457,584	$395,678,903	$198,131,991	$387,715,095

Net Assets Consist of:
Paid in capital	$82,588,652	$396,135,532	$198,385,827	$387,711,285
Net unrealized appreciation of investments, options and translations of assets and liabilities in foreign currency	—	—	—	—
Accumulated net realized gain (loss) on investments, options and foreign currency transactions	(131,068)	(456,629)	(253,836)	(350)
Accumulated net investment income (loss)	—	—	—	4,160
Total Net Assets	$82,457,584	$395,678,903	$198,131,991	$387,715,095

Net Assets:
Trust Shares	$66,918,532	$214,980,880	$81,023,477	$312,870,263
Class A Shares	$15,539,052	$134,974,155	$117,108,514	$74,844,832
Interfund Shares	—	$45,723,868	—	—
Shares Outstanding: (unlimited number of shares authorized, no par value):
Trust Shares	67,016,566	215,454,252	81,174,592	312,841,800
Class A Shares	15,571,128	134,946,467	117,203,749	74,871,919
Interfund Shares	—	45,740,284	—	—
Net Asset Value, Redemption Price and Offering Price Per Share:
Trust Shares	$1.00	$1.00	$1.00	$1.00
Class A Shares	$1.00	$1.00	$1.00	$1.00
Interfund Shares	—	$1.00	—	—
Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
Class A Shares	—	—	—	—
Maximum Sales Charge:
Class A Shares	—	—	—	—

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Dividend Capture Fund	Huntington Global Select Markets Fund	Huntington Growth Fund	Huntington Income Equity Fund	Huntington International Equity Fund	Huntington Macro 100 Fund

$110,134,031	$37,058,289	$116,190,664	$98,435,640	$242,233,054	$37,121,092
$118,084,250	$41,280,952	126,984,736	$103,831,173	$294,593,775	$43,242,502
1,122,914	716,504	6,700,122	3,214,284	8,803,071	2,108,417
—	—	—	—	—	—
119,207,164	41,997,456	133,684,858	107,045,457	303,396,846	45,350,919
—	—	1,598	—	—	—
—	490	—	—	372	—
248,877	84,824	108,744	197,083	1,029,733	36,345
161,330	—	1,262,763	—	3,152,524	—
81,681	37,837	106,866	29,365	130,238	96,243
—	2,702	—	—	336,958	—
—	—	—	—	—	—
8,966	361	15,970	14,596	13,907	21,092
119,708,018	42,123,670	135,180,799	107,286,501	308,060,578	45,504,599

—	—	—	—	21,592	—
952,945	—	2,622,313	—	—	—
192,558	36,772	50,164	144,303	151,275	1,750
—	—	—	—	—	—

73,762	77,630	66,782	53,848	256,629	28,530
23,368	7,886	19,152	15,767	39,225	7,666
2,074	3,292	2,815	2,245	9,912	798
1,801	11,084	1,613	1,466	10,647	1,749
4,831	212	2,265	1,650	2,518	485
24,601	8,622	27,827	22,435	64,170	9,510
10,830	2,219	10,623	8,338	12,240	5,013
2,000	384	2,970	2,356	6,860	783
13,584	—	33,952	22,393	56,823	2,076
1,302,354	148,101	2,840,476	274,801	631,891	58,360
$118,405,664	$41,975,569	$132,340,323	$107,011,700	$307,428,687	$45,446,239

$140,603,287	$37,385,247	$115,338,641	$117,512,585	$269,375,543	$45,786,115
9,073,133	4,939,943	17,494,194	8,609,817	61,209,874	8,229,827
(31,299,900)	(105,318)	(500,862)	(19,157,178)	(23,716,220)	(8,575,719)
29,144	(244,303)	8,350	46,476	559,490	6,016
$118,405,664	$41,975,569	$132,340,323	$107,011,700	$307,428,687	$45,446,239

$100,622,003	$41,115,964	$123,808,590	$101,076,258	$296,797,323	$43,630,622
$17,783,661	$859,605	$8,531,733	$5,935,442	$10,631,364	$1,815,617
—	—	—	—	—	—

11,572,417	3,587,816	4,848,136	4,984,560	25,732,222	4,503,155
2,046,079	75,211	343,582	292,600	928,715	189,667
—	—	—	—	—	—

$8.69	$11.46	$25.54	$20.28	$11.53	$9.69
$8.69	$11.43	$24.83	$20.29	$11.45	$9.57
—	—	—	—	—	—

$9.12	$12.00	$26.07	$21.30	$12.02	$10.05

4.75%	4.75%	4.75%	4.75%	4.75%	4.75%

Annual Shareholder Report

Statements of Assets and Liabilities (Continued)

December 31, 2010

	Huntington Mid Corp America Fund	Huntington New Economy Fund	Huntington Real Strategies Fund	Huntington Rotating Markets Fund
Assets:
Investments, at cost	$83,429,803	$49,513,151	$84,529,118	$34,156,897
Investments, at value	$146,918,946	$55,185,350	$94,115,189	$39,107,355
Investments in affiliated securities, at value	1,913,483	1,609,241	101,452	183,730
Investments in repurchase agreements, at cost	—	—	—	—
Total Investments	148,832,429	56,794,591	94,216,641	39,291,085
Cash	—	—	—	—
Income receivable	122,761	13,057	69,796	46,709
Receivable for investments sold	—	—	—	—
Receivable for shares sold	56,732	29,767	81,863	40,714
Tax reclaims receivable	—	—	—	—
Prepaid expenses and other assets	11,175	9,166	15,065	14,045
Total assets	149,023,097	56,846,581	94,383,365	39,392,553
Liabilities:
Cash overdraft	—	—	—	—
Options written, at value (premium received $-, $521,395, $837,870, $-, $-, $-, $-, $-, $-, $)	—	828,330	1,375,219	—
Income distribution payable	—	—	—	—
Payable for investments purchased	—	—	14,112	—
Payable for shares redeemed	24,918	54,082	26,549	23,315
Accrued expenses and other payables
Investment advisor fees	94,813	40,313	57,372	16,579
Administration fees	22,338	8,572	14,364	5,510
Custodian fees	3,030	1,161	1,756	847
Financial administration fees	2,210	1,802	1,640	1,101
Distribution service fee	1,989	1,265	476	661
Shareholder services fee	31,612	11,854	19,126	8,288
Transfer agent fees	9,546	7,310	4,255	4,122
Compliance service fees	3,150	1,171	1,739	905
Other	33,870	8,863	1,379	2,001
Total liabilities	227,476	964,723	1,517,987	63,329
Net Assets	$148,795,621	$55,881,858	$92,865,378	$39,329,224

Net Assets Consist of:
Paid in capital	$82,796,785	$73,031,587	$103,459,590	$38,377,988
Net unrealized appreciation of investments, options and translations of assets and liabilities in foreign currency	65,402,626	6,974,505	9,150,174	5,134,188
Accumulated net realized gain (loss) on investments, options and foreign currency transactions	576,042	(24,133,322)	(19,366,986)	(4,284,016)
Accumulated net investment income (loss)	20,168	9,088	(377,400)	101,064
Total Net Assets	$148,795,621	$55,881,858	$92,865,378	$39,329,224

Net Assets:
Trust Shares	$141,282,458	$50,582,774	$90,813,177	$36,728,741
Class A Shares	$7,513,163	$5,299,084	$2,052,201	$2,600,483
Shares Outstanding: (unlimited number of shares authorized, no par value):
Trust Shares	9,039,527	4,692,724	11,360,656	3,384,217
Class A Shares	492,561	505,284	256,544	241,277
Net Asset Value, Redemption Price and Offering Price Per Share:
Trust Shares	$15.63	$10.78	$7.99	$10.85
Class A Shares	$15.25	$10.49	$8.00	$10.78
Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
Class A Shares	$16.01	$11.01	$8.40	$11.32
Maximum Sales Charge:
Class A Shares	4.75%	4.75%	4.75%	4.75%

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Situs Fund	Huntington Technical Opportunities Fund	Huntington Fixed Income Securities Fund	Huntington Intermediate Government Income Fund	Huntington Mortgage Securities Fund	Huntington Ohio Tax Free Fund

$142,146,714	$10,300,488	$276,331,141	$113,800,793	$95,070,367	$51,558,601
$204,618,983	$10,205,547	$288,702,900	$117,602,323	$97,801,528	$51,820,064
28	675,043	1,571,742	1,783,867	2,668,401	—
—	—	—	—	—	—
204,619,011	10,880,590	290,274,642	119,386,190	100,469,929	51,820,064
1,115,151	—	—	—	—	—
88,403	6,429	3,267,255	676,083	390,551	385,405
2,201,679	1,229,892	—	347,039	2	—
163,054		214,225	78,874	4,661	—
18,427	—	—	—	—	—
23,238	32,036	19,700	14,561	14,907	13,633
208,228,963	12,148,947	293,775,822	120,502,747	100,880,050	52,219,102

—	210,549	—	—	—	—
—	—	—	—	—	—
—	—	383,786	135,706		99,891
505,148	1,237,225		—	—	—
135,057	—	719,792	93,459	27,782	125,831

130,700	6,702	123,552	50,810	42,686	22,246
32,127	1,610	56,703	19,021	15,233	10,372
4,101	208	5,748	2,507	2,284	1,066
10,068	1,168	6,100	5,456	6,651	9,924
7,255	26	2,376	1,250	935	888
43,547	2,234	61,788	25,407	21,347	11,126
12,857	2,513	7,468	4,879	4,527	3,354
3,790	214	5,686	2,540	2,383	1,074
43,145	6,800	36,621	17,270	14,244	—
927,795	1,469,249	1,409,620	358,305	138,072	285,772
$207,301,168	$10,679,698	$292,366,202	$120,144,442	$100,741,978	$51,933,330

$153,643,981	$11,496,490	$278,182,319	$114,477,922	$96,113,538	$51,589,089
62,472,676	580,102	13,943,501	5,585,397	5,399,562	261,463
(8,838,552)	(1,396,894)	220,503	33,694	(977,170)	82,965
23,063	—	19,879	47,429	206,048	(187)
$207,301,168	$10,679,698	$292,366,202	$120,144,442	$100,741,978	$51,933,330

$183,310,864	$10,574,043	$283,953,436	$115,469,843	$96,831,923	$48,741,174
$23,990,304	$105,655	$8,412,766	$4,674,599	$3,910,055	$3,192,156

9,068,423	1,279,743	12,814,628	10,595,212	10,635,793	2,319,177
1,212,959	12,858	379,698	428,951	426,907	151,983

$20.21	$8.26	$22.16	$10.90	$9.10	$21.02
$19.78	$8.22	$22.16	$10.90	$9.16	$21.00

$20.77	$8.63	$23.02	$11.32	$9.52	$21.82

4.75%	4.75%	3.75%	3.75%	3.75%	3.75%

Annual Shareholder Report

Statements of Assets and Liabilities (Continued)

December 31, 2010

	Huntington Short/Intermediate Fixed Income Securities Fund	Huntington Balanced Allocation Fund	Huntington Conservative Allocation Fund	Huntington Growth Allocation Fund
Assets:
Investments, at cost	$201,393,843	$22,268,063	$14,075,544	$16,668,831
Investments, at value	$200,914,582	—	—	—
Investments in affiliated securities, at value	4,188,774	24,567,296	14,808,512	19,082,402
Total Investments	205,103,356	24,567,296	14,808,512	19,082,402
Income receivable	1,511,034	14,986	19,146	5,218
Receivable for shares sold	338,057	91,002	16,717	71,052
Receivable from Advisor	—	852	—	7,815
Prepaid expenses and other assets	15,426	12,296	7,333	10,265
Total assets	206,967,873	24,686,432	14,851,708	19,176,752
Liabilities:
Income distribution payable	208,266	1,911	580	1,880
Payable for investments purchased	2,174,360	—	—	—
Payable for shares redeemed	263,186	6,317	794	26,856
Accrued expenses and other payables
Investment advisor fees	85,641	—	1,493	—
Administration fees	34,024	9,506	646	1,968
Custodian fees	3,736	156	107	130
Financial administration fees	5,744	1,004	1,004	1,004
Distribution service fee	2,368	8,091	5,455	9,959
Shareholder services fee	42,837	—	—	—
Transfer agent fees	4,394	3,083	1,474	2,593
Compliance service fees	3,623	379	274	328
Other	21,702	—	—	—
Total liabilities	2,849,881	30,447	11,827	44,718
Net Assets	$204,117,992	$24,655,985	$14,839,881	$19,132,034

Net Assets Consist of:
Paid in capital	$202,450,014	$22,339,225	$14,088,767	$16,706,668
Net unrealized appreciation of investments, options and translations of assets and liabilities in foreign currency	3,709,513	2,299,233	732,968	2,413,571
Accumulated net realized gain (loss) on investments, options and foreign currency transactions	(2,041,535)	16,964	17,441	11,593
Accumulated net investment income (loss)	—	563	705	202
Total Net Assets	$204,117,992	$24,655,985	$14,839,881	$19,132,034

Net Assets:
Trust Shares	$196,478,741	—	—	—
Class A Shares	$7,639,251	$24,655,985	$14,839,881	$19,132,034
Shares Outstanding: (unlimited number of shares authorized, no par value):
Trust Shares	9,836,304	—	—	—
Class A Shares	382,390	2,131,420	1,388,030	1,610,352
Net Asset Value, Redemption Price and Offering Price Per Share:
Trust Shares	$19.97	—	—	—
Class A Shares	$19.98	$11.57	$10.69	$11.88
Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
Class A Shares	$20.28	$12.15	$11.22	$12.47
Maximum Sales Charge:
Class A Shares	1.50%	4.75%	4.75%	4.75%

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

[THIS PAGE INTENTIONALLY LEFT BLANK]

Statements of Operations

Year Ended December 31, 2010

	Huntington Tax Free Money Market Fund	Huntington Money Market Fund	Huntington Ohio Municipal Money Market Fund	Huntington U.S. Treasury Money Market Fund	Huntington Dividend Capture Fund
Investment Income:
Dividend income	$6,881	$155,240	$14,046	$45	$4,401,249
Dividend income from affiliated securities	—	—	—	—	227
Interest income	423,809	1,331,056	954,599	563,630	—
Foreign dividend taxes withheld	—	—	—	—	(41,449)
Total investment income	430,690	1,486,296	968,645	563,675	4,360,027
Expenses:
Investment advisor fees	285,679	1,373,133	690,534	719,777	726,020
Administration fees	173,452	834,137	419,303	655,714	176,386
Custodian fees	24,974	121,006	59,846	97,578	24,887
Transfer and dividend disbursing agent fees and expenses	36,528	127,491	60,781	76,097	86,699
Trustees’ fees	9,863	47,168	24,626	35,222	9,072
Professional fees	23,949	117,377	59,255	91,378	23,977
Financial administration fees	4,903	3,962	5,515	3,523	5,404
Distribution services fee—Class A Shares	49,069	323,343	290,698	163,042	25,657
Distribution services fee—Class B Shares(a)	—	782	—	—	26,936
Shareholder services fee—Trust Shares	188,926	617,155	284,631	736,670	207,385
Shareholder services fee—Class A Shares	49,069	323,343	290,698	163,042	25,657
Shareholder services fee—Class B Shares(a)	—	261	—	—	8,979
Share registration costs	30,958	41,833	29,975	30,759	36,874
Offering costs	—	—	—	—	—
Printing and postage	6,701	52,120	18,614	28,535	7,707
Insurance premiums	6,390	18,983	11,197	16,341	5,319
Compliance service fees	4,201	21,054	10,746	15,947	4,001
Other	1,362	112,829	46,366	68,627	4,960
Total expenses	896,024	4,135,977	2,302,785	2,902,252	1,405,920
Investment advisory fees waived	(187,676)	(1,373,133)	(491,216)	(719,777)	—
Distributions services fees waived	(49,069)	(324,125)	(290,698)	(163,042)	—
Shareholder services fees waived	(237,995)	(940,759)	(575,329)	(899,712)	—
Reimbursements from Advisor	—	(58,168)	—	(593,004)	—
Net expenses	421,284	1,439,792	945,542	526,717	1,405,920
Net Investment income (loss)	9,406	46,504	23,103	36,958	2,954,107
Net Realized/Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain (loss) on investment transactions	(1,399)	(4,591)	(14,231)	3,808	5,176,097
Net realized gain (loss) on option transactions	—	—	—	—	120,070
Net realized gain (loss) on foreign currency transactions	—	—	—	—	—
Net realized gain (loss) on investments, options and translation of assets and liabilities in foreign currency transactions	(1,399)	(4,591)	(14,231)	3,808	5,296,167
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	—	—	—	—	5,598,095
Net realized and unrealized gain (loss) on investments options and foreign currency transactions	(1,399)	(4,591)	(14,231)	3,808	10,894,262
Change in net assets resulting from operations	$8,007	$41,913	$8,872	$40,766	$13,848,369

(a)	Effective June 29, 2010, Class B shares were converted to Class A shares.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Global Select Markets Fund	Huntington Growth Fund	Huntington Income Equity Fund	Huntington International Equity Fund	Huntington Macro 100 Fund	Huntington Mid Corp America Fund	Huntington New Economy Fund

$509,989	$1,693,037	$4,114,169	$8,880,527	$596,352	$2,039,230	$366,451
203	575	182	1,360	349	640	408
66,061	97	—	—	38	—	—
(35,391)	(30,015)	(109,470)	(555,128)	—	(6,920)	(1,081)
540,862	1,663,694	4,004,881	8,326,759	596,739	2,032,950	365,778

235,249	790,567	630,515	3,046,232	282,467	1,062,100	448,995
42,862	240,070	191,466	555,034	68,621	258,026	96,242
39,939	33,782	26,938	118,940	8,570	36,357	13,936
25,193	93,175	71,566	108,834	40,792	80,328	56,932
1,561	13,802	10,769	31,498	2,473	14,144	5,254
5,699	33,528	26,613	77,966	8,319	35,600	13,214
28,099	4,839	4,399	26,787	5,246	6,630	5,405
1,307	17,507	11,634	20,446	3,179	13,244	10,910
—	9,417	9,916	8,144	3,412	13,448	6,261
57,505	308,756	247,773	738,407	89,839	336,313	119,058
1,307	17,507	11,634	20,446	3,179	13,244	10,910
—	3,139	3,305	2,715	1,137	4,483	2,087
4,536	40,091	36,894	41,784	26,081	40,495	34,953
49,031	—	—	—	—	—	—
1,187	11,360	8,966	27,347	2,895	11,641	4,829
388	7,335	5,892	11,636	3,592	6,634	4,259
768	5,940	4,712	13,719	1,566	6,300	2,342
22,898	10,813	1,974	26,129	2,487	11,283	2,823
517,529	1,641,628	1,304,966	4,876,064	553,855	1,950,270	838,410
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
(69,223)	—	—	—	—	—	—
448,306	1,641,628	1,304,966	4,876,064	553,855	1,950,270	838,410
92,556	22,066	2,699,915	3,450,695	42,884	82,680	(472,632)

(200,830)	25,800,758	9,935,049	(2,509,219)	(110,491)	5,736,320	4,974,953
159,427	(48,558)	82,415	—	3,122	97,229	(3,189,034)
(50,151)	(436)	(5)	(271,669)	—	—	—
(91,554)	25,751,764	10,017,459	(2,780,888)	(107,369)	5,833,549	1,785,919
4,939,943	(13,801,489)	(1,260,463)	17,681,037	5,782,446	23,282,399	6,261,203
4,848,389	11,950,275	8,756,996	14,900,149	5,675,077	29,115,948	8,047,122
$4,940,945	$11,972,341	$11,456,911	$18,350,844	$5,717,961	$29,198,628	$7,574,490

Annual Shareholder Report

Statements of Operations (Continued)

Year Ended December 31, 2010

	Huntington Real Strategies Fund	Huntington Rotating Markets Fund	Huntington Situs Fund	Huntington Technical Opportunities Fund	Huntington Fixed Income Securities Fund
Investment Income:
Dividend income	$1,323,951	$580,977	$2,125,349	$123,899	$55,613
Dividend income from affiliated securities	579	189	540	50	744
Interest income	—	—	—	—	10,757,339
Foreign dividend taxes withheld	(20,988)	—	(2,189)	(816)	—
Total investment income	1,303,542	581,166	2,123,700	123,133	10,813,696
Expenses:
Investment advisor fees	603,361	198,927	1,322,646	73,433	1,333,226
Administration fees	146,579	72,488	321,302	17,840	485,840
Custodian fees	21,068	9,665	49,216	2,499	68,977
Transfer and dividend disbursing agent fees and expenses	33,958	34,220	102,479	19,631	76,548
Trustees’ fees	7,837	3,941	17,012	970	25,636
Professional fees	17,321	10,157	44,144	2,479	66,974
Financial administration fees	4,919	3,304	25,051	3,504	18,300
Distribution services fee—Class A Shares	3,817	5,599	48,088	211	14,856
Distribution services fee—Class B Shares(a)	1,112	1,538	12,210	19	7,092
Shareholder services fee—Trust Shares	196,935	93,350	388,704	24,261	649,405
Shareholder services fee—Class A Shares	3,818	5,599	48,088	211	14,856
Shareholder services fee—Class B Shares(a)	371	513	4,070	7	2,364
Share registration costs	31,157	30,637	39,159	19,904	40,368
Printing and postage	5,995	3,354	19,381	743	19,331
Insurance premiums	4,743	3,964	7,038	2,501	9,831
Compliance service fees	3,478	1,610	7,580	427	11,372
Other	4,912	1,234	10,309	2,719	11,187
Total expenses	1,091,381	480,100	2,466,477	171,359	2,856,163
Investment advisory fees waived	—	—	—	—	—
Distributions services fees waived	—	—	—	—	—
Shareholder services fees waived	—	—	—	—	—
Reimbursement from Advisor	—	—	—	—	—
Net expenses	1,091,381	480,100	2,466,477	171,359	2,856,163
Net Investment income (loss)	212,161	101,066	(342,777)	(48,226)	7,957,533
Net Realized/Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain (loss) on investment transactions	(1,823,260)	3,306,337	6,466,161	1,512,512	1,872,593
Net realized gain (loss) on option transactions	(289,055)	—	1,344,298	(44,029)	—
Net realized gain (loss) on foreign currency transactions	—	—	(1,758)	—	—
Net realized gain (loss) on investments, options and translation of assets and liabilities in foreign currency transactions	(2,112,315)	3,306,337	7,808,701	1,468,483	1,872,593
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	20,723,483	(1,033,929)	36,255,243	(680,918)	4,051,840
Net realized and unrealized gain (loss) on investments options and foreign currency transactions	18,611,168	2,272,408	44,063,944	787,565	5,924,433
Change in net assets resulting from operations	$18,823,329	$2,373,474	$43,721,167	$739,339	$13,881,966

(a)	Effective June 29, 2010, Class B shares were converted to Class A shares.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Intermediate Government Income Fund	Huntington Mortgage Securities Fund	Huntington Ohio Tax Free Fund	Huntington Short/Intermediate Fixed Income Securities Fund	Huntington Balanced Allocation Fund	Huntington Conservative Allocation Fund	Huntington Growth Allocation Fund

$—	$256,347	$979	$14	$—	$—	$—
339	301	—	495	288,928	297,798	177,268
4,523,573	3,949,207	1,768,749	5,276,275	—	—	—
—	(88)	—	—	—	—	—
4,523,912	4,205,767	1,769,728	5,276,784	288,928	297,798	177,268

580,316	528,278	248,657	869,335	18,946	12,934	15,775
211,470	192,508	90,613	316,800	34,521	23,566	28,743
30,081	27,414	12,792	44,836	1,873	1,287	1,556
51,281	47,887	37,614	49,683	16,899	14,598	15,815
11,575	10,690	4,826	16,420	1,687	1,233	1,471
29,297	26,696	12,420	43,754	4,699	3,251	3,949
16,369	19,954	29,773	17,231	3,012	3,012	3,012
8,398	7,578	6,501	11,348	46,944	32,335	39,228
3,279	2,037	3,420	—	—	—	—
280,669	255,885	116,690	423,336	—	—	—
8,398	7,578	6,501	11,348	—	—	—
1,093	679	1,140	—	—	—	—
36,042	31,723	25,762	30,378	5,576	5,476	5,526
8,578	8,083	3,568	12,012	1,426	1,005	1,401
6,450	5,699	4,133	6,667	2,864	2,821	2,861
5,079	3,765	2,148	7,245	757	549	656
2,939	5,416	1,654	1,834	1,035	17	1,266
1,291,314	1,181,870	608,212	1,862,227	140,239	102,084	121,259
—	—	—	—	(28.952)	(11,431)	(40,912)
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
1,291,314	1,181,870	608,212	1,862,227	111,287	90,653	80,347
3,232,598	3,023,897	1,161,516	3,414,557	177,641	207,145	96,921

130,740	185,541	346,571	1,408,501	36,657	53,760	37,120
—	—	—	—	—	—	—
—	52	—	—	—	—	—
130,740	185,593	346,571	1,408,501	36,657	53,760	37,120
1,707,229	2,287,489	(671,744)	(231,473)	1,693,127	455,584	1,653,097
1,837,969	2,473,082	(325,173)	1,177,028	1,729,784	509,344	1,690,217
$5,070,567	$5,496,979	$836,343	$4,591,585	$1,907,425	$716,489	$1,787,138

Annual Shareholder Report

Statements of Changes in Net Assets

	Huntington Tax-Free Money Market Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations—
Net investment income	$9,406	$106,763
Net realized gain (loss) on investments, options and foreign currency transactions	(1,399)	(55,252)
Change in net assets resulting from operations	8,007	51,511
Distributions to Shareholders—
From and/or in excess of net investment income:
From net investment income
Trust Shares	(7,470)	(95,705)
Class A Shares	(1,936)	(11,058)
Class B Shares	—	—
Interfund Shares	—	—
Change in net assets resulting from distributions to shareholders	(9,406)	(106,763)
Change in net assets resulting from capital transactions	(16,054,701)	(84,758,287)
Change in net assets	(16,056,100)	(84,813,539)
Net Assets:
Beginning of period	98,513,684	183,327,223
End of period	$82,457,584	$98,513,684

Accumulated net investment income included in net assets at end of period	$—	$—
Capital Transactions:
Trust Shares
Shares sold	$137,458,703	$138,617,223
Dividends reinvested	—	—
Shares redeemed	(147,344,067)	(206,636,768)
Total Trust Shares	(9,885,364)	(68,019,545)
Class A Shares
Shares sold	76,461,653	142,937,621
Shares sold in class consolidation (a)	—	—
Dividends reinvested	797	6,904
Shares redeemed	(82,631,787)	(159,683,267)
Total Class A Shares	(6,169,337)	(16,738,742)
Class B Shares (a)
Shares sold	—	—
Dividends reinvested	—	—
Shares redeemed in class consolidation (a)	—	—
Shares redeemed	—	—
Total Class B Shares	—	—
Interfund Shares
Shares sold	—	—
Shares redeemed	—	—
Total Interfund Shares	—	—
Net change resulting from capital transactions	$(16,054,701)	$(84,758,287)
Share Transactions:
Trust Shares
Shares sold	137,458,703	138,617,223
Dividends reinvested	—	—
Shares redeemed	(147,344,067)	(206,636,768)
Total Trust Shares	(9,885,364)	(68,019,545)
Class A Shares
Shares sold	76,461,653	142,937,621
Shares sold in class consolidation (a)	—	—
Dividends reinvested	797	6,904
Shares redeemed	(82,631,787)	(159,683,267)
Total A Shares	(6,169,337)	(16,738,742)
Class B Shares (a)
Shares sold	—	—
Dividends reinvested	—	—
Shares redeemed in class consolidation (a)	—	—
Shares redeemed	—	—
Total B Shares	—	—
Interfund Shares
Shares sold	—	—
Shares redeemed	—	—
Total Interfund Shares	—	—
Net change resulting from share transactions	(16,054,701)	(84,758,287)

(a)	Effective June 29, 2010, Class B shares were converted to Class A shares.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Money Market Fund		Huntington Ohio Municipal Money Market Fund		Huntington U.S. Treasury Money Market Fund
Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009

$46,504	$119,933	$23,103	$260,936	$36,958	$33,454
(4,591)	41,682	(14,231)	(181,920)	3,808	192
41,913	161,615	8,872	79,016	40,766	33,646

(25,098)	(71,449)	(11,414)	(237,814)	(30,463)	(65,609)
(13,109)	(25,441)	(11,689)	(23,122)	(6,686)	(9,836)
(10)	(49)	—	—	—	—
(8,287)	(22,994)	—	—	—	—
(46,504)	(119,933)	(23,103)	(260,936)	(37,149)	(75,445)
(62,920,898)	(656,458,332)	(56,857,307)	(163,898,652)	71,513,112	(393,294,585)
(62,925,489)	(656,416,650)	(56,871,538)	(164,080,572)	71,516,729	(393,336,384)

458,604,392	1,115,021,042	255,003,529	419,084,101	316,198,366	709,534,750
$395,678,903	$458,604,392	$198,131,991	$255,003,529	$387,715,095	$316,198,366

$—	$—	$—	$—	$4,160	$193

$874,783,454	$970,437,598	$244,447,562	$181,009,493	$863,202,276	$1,218,476,251
380	879	22	586	—	—
(920,519,877)	(1,488,900,099)	(306,372,704)	(350,394,268)	(811,597,858)	(1,540,225,386)
(45,736,043)	(518,461,622)	(61,925,120)	(169,384,189)	51,604,418	(321,749,135)

274,406,116	411,008,765	146,181,653	198,486,543	189,053,736	295,318,833
—	—	—	—	—	—
10,590	17,951	6,606	7,459	868	3,282
(274,701,138)	(575,108,386)	(141,120,446)	(193,008,465)	(169,145,910)	(366,867,565)
(284,432)	(164,081,670)	5,067,813	5,485,537	19,908,694	(71,545,450)

9,183	278,171	—	—	—	—
10	47	—	—	—	—
—	—	—	—	—	—
(257,733)	(461,107)	—	—	—	—
(248,540)	(182,889)	—	—	—	—

478,749,433	365,917,434	—	—	—	—
(495,401,316)	(339,649,585)	—	—	—	—
(16,651,883)	26,267,849	—	—	—	—
$(62,920,898)	$(656,458,332)	$(56,857,307)	$(163,898,652)	$71,513,112	$(393,294,585)

874,783,454	970,437,548	244,447,562	181,009,476	863,202,276	1,218,476,251
380	879	22	586	—	—
(920,519,877)	(1,488,899,882)	(306,372,704)	(350,394,268)	(811,597,858)	(1,540,225,386)
(45,736,043)	(518,461,455)	(61,925,120)	(169,384,206)	51,604,418	(321,749,135)

274,406,116	411,008,765	146,181,653	198,486,543	189,053,736	295,318,833
—	—	—	—	—	—
10,590	17,951	6,606	7,459	868	3,282
(274,701,138)	(575,108,199)	(141,120,446)	(193,008,465)	(169,145,910)	(366,867,565)
(284,432)	(164,081,483)	5,067,813	5,485,537	19,908,694	(71,545,450)

9,183	277,649	—	—	—	—
10	47	—	—	—	—
—	—	—	—	—	—
(257,733)	(460,939)	—	—	—	—
(248,540)	(183,243)	—	—	—	—

478,749,433	365,917,434	—	—	—	—
(495,401,316)	(339,649,585)	—	—	—	—
(16,651,883)	26,267,849	—	—	—	—
(62,920,898)	(656,458,332)	(56,857,307)	(163,898,669)	71,513,112	(393,294,585)

Annual Shareholder Report

Statements of Changes in Net Assets (Continued)

	Huntington Dividend Capture Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations—
Net investment income (loss)	$2,954,107	$3,281,761
Net realized gain (loss) on investments, options and foreign currency transactions	5,296,167	(14,163,051)
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	5,598,095	28,867,966
Change in net assets resulting from operations	13,848,369	17,986,676
Distributions to Shareholders—
From and/or in excess of net investment income:
Trust Shares	(2,548,196)	(2,822,474)
Class A Shares	(281,521)	(192,423)
Class B Shares	(95,246)	(258,584)
From net realized gain on investments:
Trust Shares	—	—
Class A Shares	—	—
Class B Shares	—	—
From return of capital:
Trust Shares	—	(153,159)
Class A Shares	—	(11,221)
Class B Shares	—	(17,306)
Change in net assets resulting from distributions to shareholders	(2,924,963)	(3,455,167)
Change in net assets resulting from capital transactions	19,924,950	(251,986)
Change in net assets	30,848,356	14,279,523
Net Assets:
Beginning of period	87,557,308	73,277,785
End of period	$118,405,664	$87,557,308

Accumulated net investment income (loss) included in net assets at end of period	$29,144	$—
Capital Transactions:
Trust Shares
Shares sold	$28,363,588	$14,073,470
Dividends reinvested	1,386,702	1,618,153
Shares redeemed	(13,154,436)	(13,743,009)
Total Trust Shares	16,595,854	1,948,614
Class A Shares
Shares sold	6,559,018	631,611
Shares sold in class consolidation (a)	6,422,265	—
Dividends reinvested	240,983	168,200
Shares redeemed	(2,564,382)	(1,251,995)
Total Class A Shares	10,657,884	(452,184)
Class B Shares (a)
Shares sold	119,022	138,442
Dividends reinvested	86,563	252,553
Shares redeemed in class consolidation (a)	(6,422,265)	—
Shares redeemed	(1,112,108)	(2,139,411)
Total Class B Shares	(7,328,788)	(1,748,416)
Net change resulting from capital transactions	$19,924,950	$(251,986)
Share Transactions:
Trust Shares
Shares sold	3,514,014	2,136,480
Dividends reinvested	171,223	241,552
Shares redeemed	(1,608,121)	(2,045,926)
Total Trust Shares	2,077,116	332,106
Class A Shares
Shares sold	791,992	88,888
Shares sold in class consolidation (a)	840,611	—
Dividends reinvested	29,479	25,245
Shares redeemed	(312,633)	(193,247)
Total Investment/Class A Shares	1,349,449	(79,114)
Class B Shares (a)
Shares sold	14,768	22,302
Dividends reinvested	10,965	38,105
Shares redeemed in class consolidation (a)	(843,924)	—
Shares redeemed	(139,301)	(329,522)
Total Investment/Class B Shares	(957,492)	(269,115)
Net change resulting from share transactions	2,469,073	(16,123)

(1)	Reflects operations for the period from December 30, 2009 (date of commencement of operations) to December 31, 2009.
(2)	Rounds to less than $1.
(a)	Effective June 29, 2010, Class B shares were converted to Class A shares.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Global Select Markets Fund			Huntington Growth Fund		Huntington Income Equity Fund		Huntington International Equity Fund
Year Ended December 31, 2010	Period Ended December 31, 2009(1)		Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009

$92,556	$—	(2)	$22,066	$9,983	$2,699,915	$2,938,005	$3,450,695	$4,569,072
(91,554)	—		25,751,764	(6,872,503)	10,017,459	(17,918,728)	(2,780,888)	(21,833,004)
4,939,943	—	(2)	(13,801,489)	31,169,501	(1,260,463)	35,063,649	17,681,037	103,830,604
4,940,945	—		11,972,341	24,306,981	11,456,911	20,082,926	18,350,844	86,566,672

(392,639)	—		(378)	(33,067)	(2,521,176)	(2,755,535)	(2,391,416)	(2,949,875)
(7,192)	—		(19)	—	(104,186)	(81,421)	(72,760)	(46,814)
—	—		—	—	(27,815)	(63,309)	—	(2,670)

—	—		—	—	—	—	—	(577,926)
—	—		—	—	—	—	—	(17,339)
—	—		—	—	—	—	—	(4,488)

(50,356)	—		—	—	—	(73,924)	—	—
(1,144)	—		—	—	—	(2,393)	—	—
—	—		—	—	—	(2,242)	—	—
(451,331)	—		(397)	(33,067)	(2,653,177)	(2,978,824)	(2,464,176)	(3,599,112)
37,484,955	1,000		(28,770,178)	(13,294,868)	(12,420,285)	(2,644,200)	(40,749,610)	49,389,685
41,974,569	1,000		(16,798,234)	10,979,046	(3,616,551)	14,459,902	(24,862,942)	132,357,245

1,000	—		149,138,557	138,159,511	110,628,251	96,168,349	332,291,629	199,934,384
$41,975,569	$1,000		$132,340,323	$149,138,557	$107,011,700	$110,628,251	$307,428,687	$332,291,629

$(244,303)	$—		$8,350	$404	$46,476	$—	$559,490	$(386,291)

$37,539,607	$500		$12,842,248	$33,779,715	$12,158,596	$21,427,415	$53,700,060	$108,643,636
237,959	—		226	18,815	1,307,009	1,477,314	793,877	1,232,979
(1,064,024)	—		(40,453,766)	(46,304,608)	(25,147,192)	(24,473,024)	(95,416,225)	(58,900,808)
36,713,542	500		(27,611,292)	(12,506,078)	(11,681,587)	(1,568,295)	(40,922,288)	50,975,807

1,018,671	500		982,549	765,892	785,109	386,292	2,536,935	3,327,103
—	—		2,079,387	—	2,244,174	—	1,954,659	—
6,400	—		17	28	98,867	79,886	63,912	62,719
(253,658)	—		(1,598,082)	(983,839)	(1,111,811)	(904,536)	(2,320,079)	(4,883,507)
771,413	500		1,463,871	(217,919)	2,016,339	(438,358)	2,235,427	(1,493,685)

—	—		47,039	159,840	71,030	61,009	159,052	281,397
—	—		—	—	26,668	63,188	—	6,972
—	—		(2,079,387)	—	(2,244,174)	—	(1,954,659)	—
—	—		(590,409)	(730,711)	(608,561)	(761,744)	(267,142)	(380,806)
—	—		(2,622,757)	(570,871)	(2,755,037)	(637,547)	(2,062,749)	(92,437)
$37,484,955	$1,000		$(28,770,178)	$(13,294,868)	$(12,420,285)	$(2,644,200)	$(40,749,610)	$49,389,685

3,668,554	50		549,642	1,702,652	647,759	1,340,332	5,059,393	13,029,865
20,873	—		11	908	70,566	97,308	68,977	124,036
(101,661)	—		(1,751,756)	(2,236,390)	(1,334,020)	(1,525,705)	(9,278,730)	(6,525,303)
3,587,766	50		(1,202,103)	(532,830)	(615,695)	(88,065)	(4,150,360)	6,628,598

99,395	50		43,320	37,956	42,174	24,508	238,025	371,017
—	—		101,088	—	129,347	—	205,106	—
563	—		1	2	5,334	5,315	5,592	6,563
(24,797)	—		(70,602)	(50,421)	(59,557)	(58,007)	(223,912)	(522,841)
75,161	50		73,807	(12,463)	117,298	(28,184)	224,811	(145,261)

—	—		2,254	9,060	3,844	3,958	15,412	32,181
—	—		—	—	1,462	4,259	—	787
—	—		(109,212)	—	(130,248)	—	(209,727)	—
—	—		(28,409)	(39,497)	(32,970)	(50,380)	(26,207)	(42,847)
—	—		(135,367)	(30,437)	(157,912)	(42,163)	(220,522)	(9,879)
3,662,927	100		(1,263,663)	(575,730)	(656,309)	(158,412)	(4,146,071)	6,473,458

Annual Shareholder Report

Statements of Changes in Net Assets (Continued)

	Huntington Macro 100 Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations—
Net investment income (loss)	$42,884	$60,214
Net realized gain (loss) on investments, options and foreign currency transactions	(107,369)	(1,322,727)
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	5,782,446	7,839,434
Change in net assets resulting from operations	5,717,961	6,576,921
Distributions to Shareholders—
From and/or in excess of net investment income:
Trust Shares	(39,179)	(60,212)
Class A Shares	—	—
Class B Shares	—	—
From net realized gain on investments:
Trust Shares	—	—
Class A Shares	—	—
Change in net assets resulting from distributions to shareholders	(39,179)	(60,212)
Change in net assets resulting from capital transactions	9,641,517	8,119,574
Change in net assets	15,320,299	14,636,283
Net Assets:
Beginning of period	30,125,940	15,489,657
End of period	$45,446,239	$30,125,940

Accumulated net investment income (loss) included in net assets at end of period	$6,016	$2,311
Capital Transactions:
Trust Shares
Shares sold	$17,038,052	$14,285,900
Dividends reinvested	17,810	30,946
Shares redeemed	(7,140,435)	(5,639,083)
Total Trust Shares	9,915,427	8,677,763
Class A Shares
Shares sold	173,176	103,111
Shares sold in class consolidation (a)	807,433	—
Dividends reinvested	—	—
Shares redeemed	(288,184)	(463,125)
Total Class A Shares	692,425	(360,014)
Class B Shares(a)
Shares sold	19,109	22,388
Dividends reinvested	—	—
Shares redeemed in class consolidation (a)	(807,433)	—
Shares redeemed	(178,011)	(220,563)
Total Class B Shares	(966,335)	(198,175)
Net change resulting from capital transactions	$9,641,517	$8,119,574
Share Transactions:
Trust Shares
Shares sold	1,939,161	2,086,351
Dividends reinvested	1,836	3,654
Shares redeemed	(809,687)	(795,462)
Total Trust Shares	1,131,310	1,294,543
Class A Shares
Shares sold	20,307	15,090
Shares sold in class consolidation (a)	100,677	—
Dividends reinvested	—	—
Shares redeemed	(34,038)	(67,739)
Total Investment/Class A Shares	86,946	(52,649)
Class B Shares(a)
Shares sold	2,222	3,460
Dividends reinvested	—	—
Shares redeemed in class consolidation (a)	(103,120)	—
Shares redeemed	(21,618)	(33,447)
Total Investment/Class B Shares	(122,516)	(29,987)
Net change resulting from share transactions	1,095,740	1,211,907

(a)	Effective June 29, 2010, Class B shares were converted to Class A shares.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Mid Corp America Fund		Huntington New Economy Fund		Huntington Real Strategies Fund		Huntington Rotating Markets Fund
Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009

$82,680	$326,636	$(472,632)	$(183,071)	$212,161	$475,407	$101,066	$425,295
5,833,549	(121,299)	1,785,919	(10,319,530)	(2,112,315)	(7,991,270)	3,306,337	(1,739,757)
23,282,399	35,714,049	6,261,203	25,626,779	20,723,483	24,556,080	(1,033,929)	12,210,346
29,198,628	35,919,386	7,574,490	15,124,178	18,823,329	17,040,217	2,373,474	10,895,884

(62,512)	(365,323)	—	—	(457,786)	(726,816)	(2,522)	(408,767)
—	(3,401)	—	—	(7,157)	(9,733)	(177)	(13,933)
—	—	—	—	—	(1,232)	—	(2,509)

(4,468,719)	—	—	—	—	—	—	—
(236,519)	—	—	—	—	—	—	—
(4,767,750)	(368,724)	—	—	(464,943)	(737,781)	(2,699)	(425,209)
(14,727,099)	8,847,158	(2,751,500)	(4,125,836)	488,388	21,956,780	(7,034,927)	3,084,280
9,703,779	44,397,820	4,822,990	10,998,342	18,846,774	38,259,216	(4,664,152)	13,554,955

139,091,842	94,694,022	51,058,868	40,060,526	74,018,604	35,759,388	43,993,376	30,438,421
$148,795,621	$139,091,842	$55,881,858	$51,058,868	$92,865,378	$74,018,604	$39,329,224	$43,993,376

$20,168	$—	$9,088	$2,171	$(377,400)	$(187,155)	$101,064	$2,697

$16,843,639	$33,756,756	$9,198,803	$9,940,386	$26,207,190	$34,982,399	$3,675,994	$8,106,299
1,560,512	132,250	—	—	153,667	231,640	1,479	216,853
(32,000,397)	(23,761,222)	(11,131,548)	(12,800,558)	(26,161,352)	(13,724,010)	(10,955,692)	(4,854,147)
(13,596,246)	10,127,784	(1,932,745)	(2,860,172)	199,505	21,490,029	(7,278,219)	3,469,005

871,497	653,555	530,957	655,131	525,252	510,322	748,046	268,850
3,055,265	—	1,448,141	—	262,045	—	420,143	—
229,929	3,199	—	—	6,718	8,676	167	13,467
(1,452,171)	(758,769)	(1,063,887)	(1,435,394)	(270,600)	(124,504)	(699,394)	(869,240)
2,704,520	(102,015)	915,211	(780,263)	523,415	394,494	468,962	(586,923)

48,822	127,210	12,188	48,923	74,092	104,113	232,135	209,093
—	—	—	—	—	1,232	—	2,110
(3,055,265)	—	(1,448,141)	—	(262,045)	—	(420,143)	—
(828,930)	(1,305,821)	(298,013)	(534,324)	(46,579)	(33,088)	(37,662)	(9,005)
(3,835,373)	(1,178,611)	(1,733,966)	(485,401)	(234,532)	72,257	(225,670)	202,198
$(14,727,099)	$8,847,158	$(2,751,500)	$(4,125,836)	$488,388	$21,956,780	$(7,034,927)	$3,084,280

1,213,070	3,290,842	952,401	1,273,360	3,923,406	6,558,762	371,830	953,348
101,242	9,951	—	—	19,281	35,802	157	21,095
(2,300,605)	(2,120,486)	(1,147,077)	(1,607,511)	(3,891,127)	(2,447,717)	(1,072,809)	(559,778)
(986,293)	1,180,307	(194,676)	(334,151)	51,560	4,146,847	(700,822)	414,665

63,383	57,500	55,651	85,056	77,710	90,233	74,095	30,075
240,951	—	166,453	—	44,566	—	45,717	—
15,287	246	—	—	842	1,339	18	1,316
(107,799)	(72,560)	(112,849)	(190,948)	(39,790)	(22,980)	(68,791)	(101,325)
211,822	(14,814)	109,255	(105,892)	83,328	68,592	51,039	(69,934)

3,733	13,191	1,350	6,923	11,113	18,976	23,347	21,299
—	—	—	—	—	191	—	209
(253,129)	—	(176,603)	—	(44,871)	—	(46,476)	—
(64,238)	(125,998)	(33,135)	(75,489)	(7,285)	(5,662)	(3,822)	(970)
(313,634)	(112,807)	(208,388)	(68,566)	(41,043)	13,505	(26,951)	20,538
(1,088,105)	1,052,686	(293,809)	(508,609)	93,845	4,228,944	(676,734)	365,269

Annual Shareholder Report

Statements of Changes in Net Assets (Continued)

	Huntington Situs Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations—
Net investment income (loss)	$(342,777)	$267,309
Net realized gain (loss) on investments, options and foreign currency transactions	7,808,701	(16,170,019)
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	36,255,243	60,633,114
Change in net assets resulting from operations	43,721,167	44,730,404
Distributions to Shareholders—
From and/or in excess of net investment income:
Trust Shares	—	(137,349)
Class A Shares	—	(1,062)
Class B Shares	—	—
From net realized gain on investments:
Trust Shares	—	(303,439)
Class A Shares	—	(37,293)
Class B Shares	—	(7,568)
From return of capital:
Trust Shares	—	(157,791)
Class A Shares	—	(1,219)
Class B Shares	—	—
Change in net assets resulting from distributions to shareholders	—	(645,721)
Change in net assets resulting from capital transactions	2,298,252	24,638,941
Change in net assets	46,019,419	68,723,624
Net Assets:
Beginning of period	161,281,749	92,558,125
End of period	$207,301,168	$161,281,749

Accumulated net investment income (loss) included in net assets at end of period	$23,063	$67,375
Capital Transactions:
Trust Shares
Shares sold	$39,896,511	$57,231,341
Dividends reinvested	—	249,366
Shares redeemed	(36,552,768)	(32,901,269)
Total Trust Shares	3,343,743	24,579,438
Class A Shares
Shares sold	4,703,589	4,332,365
Shares sold in class consolidation (a)	3,002,021	—
Dividends reinvested	—	39,050
Shares redeemed	(5,625,833)	(4,187,864)
Total Class A Shares	2,079,777	183,551
Class B Shares(a)
Shares sold	208,548	352,520
Dividends reinvested	—	7,286
Shares redeemed in class consolidation (a)	(3,002,021)	—
Shares redeemed	(331,795)	(483,854)
Total Class B Shares	(3,125,268)	(124,048)
Net change resulting from capital transactions	$2,298,252	$24,638,941
Share Transactions:
Trust Shares
Shares sold	2,346,760	4,604,054
Dividends reinvested	—	17,659
Shares redeemed	(2,141,099)	(2,417,894)
Total Trust Shares	205,661	2,203,819
Class A Shares
Shares sold	281,058	337,114
Shares sold in class consolidation (a)	196,082	—
Dividends reinvested	—	3,091
Shares redeemed	(334,692)	(324,573)
Total Investment/Class A Shares	142,448	15,632
Class B Shares(a)
Shares sold	13,217	28,635
Dividends reinvested	—	608
Shares redeemed in class consolidation (a)	(205,056)	—
Shares redeemed	(21,145)	(41,324)
Total Investment/Class B Shares	(212,984)	(12,081)
Net change resulting from share transactions	135,125	2,207,370

(a)	Effective June 29, 2010, Class B shares were converted to Class A shares.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Technical Opportunities Fund		Huntington Fixed Income Securities Fund		Huntington Intermediate Government Income Fund		Huntington Mortgage Securities Fund
Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009	Year ended December 31, 2010	Year Ended December 31, 2009

$(48,226)	$59,685	$7,957,533	$7,864,639	$3,232,598	$3,707,576	$3,023,897	$3,271,577
1,468,483	(664,660)	1,872,593	(1,168,072)	130,740	389,587	185,593	(409,852)
(680,918)	2,020,496	4,051,840	4,881,922	1,707,229	(1,883,421)	2,287,489	2,248,532
739,339	1,415,521	13,881,966	11,578,489	5,070,567	2,213,742	5,496,979	5,110,257

(2,333)	(58,053)	(7,801,926)	(7,755,385)	(3,187,112)	(3,670,980)	(3,105,050)	(3,397,493)
(24)	(229)	(159,981)	(92,552)	(85,429)	(50,025)	(93,677)	(92,194)
—	—	(23,043)	(60,457)	(9,667)	(19,137)	(3,441)	(14,901)

—	—	(350,955)	(580,161)	(259,371)	—	—	—
—	—	(10,945)	(6,950)	(9,101)	—	—	—
—	—	—	(5,692)	—	—	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(2,357)	(58,282)	(8,346,850)	(8,501,197)	(3,550,680)	(3,740,142)	(3,202,168)	(3,504,588)
232,132	2,116,204	51,868,990	44,148,673	4,776,641	(1,839,872)	(4,836,073)	15,361,832
969,114	3,473,443	57,404,106	47,225,965	6,296,528	(3,366,272)	(2,541,262)	16,967,501

9,710,584	6,237,141	234,962,096	187,736,131	113,847,914	117,214,186	103,283,240	86,315,739
$10,679,698	$9,710,584	$292,366,202	$234,962,096	$120,144,442	$113,847,914	$100,741,978	$103,283,240

$—	$2,739	$19,879	$9	$47,429	$—	$206,048	$—

$1,282,064	$3,336,611	$89,304,830	$89,412,734	$21,411,140	$40,875,081	$14,825,753	$31,185,601
1,998	43,003	3,524,347	3,504,724	1,759,548	1,969,792	1,398,109	1,549,345
(1,084,074)	(1,233,922)	(43,892,319)	(49,379,619)	(19,954,994)	(45,743,761)	(21,748,608)	(16,910,041)
199,988	2,145,692	48,936,858	43,537,839	3,215,694	(2,898,888)	(5,524,746)	15,824,905

47,253	15,534	5,043,132	1,478,309	2,386,504	1,098,395	1,156,292	46,545
4,906	—	1,838,391	—	902,507	—	560,977	—
23	222	135,103	72,402	69,109	38,813	75,400	71,958
(15,132)	(28,949)	(2,044,653)	(684,629)	(903,594)	(340,073)	(551,603)	(547,762)
37,050	(13,193)	4,971,973	866,082	2,454,526	797,135	1,241,066	(429,259)

—	4,000	74,087	226,008	40,750	397,766	42,377	30,813
—	—	19,645	56,450	8,138	17,795	3,369	14,819
(4,906)	—	(1,838,391)	—	(902,507)	—	(560,977)	—
—	(20,295)	(295,182)	(537,706)	(39,960)	(153,680)	(37,162)	(79,446)
(4,906)	(16,295)	(2,039,841)	(255,248)	(893,579)	261,881	(552,393)	(33,814)
$232,132	$2,116,204	$51,868,990	$44,148,673	$4,776,641	$(1,839,872)	$(4,836,073)	$15,361,832

167,891	504,999	4,014,079	4,181,224	1,953,280	3,786,327	1,624,092	3,555,321
293	5,570	158,026	163,626	160,279	182,544	152,933	176,713
(145,505)	(185,169)	(1,976,293)	(2,301,987)	(1,827,782)	(4,233,209)	(2,367,709)	(1,912,972)
22,679	325,400	2,195,812	2,042,863	285,777	(264,338)	(590,684)	1,819,062

6,236	2,435	225,399	68,538	216,616	102,041	124,588	5,229
710	—	82,108	—	81,972	—	61,042	—
3	29	6,041	3,380	6,279	3,596	8,196	8,168
(2,051)	(4,616)	(92,044)	(32,084)	(82,097)	(31,522)	(60,101)	(61,957)
4,898	(2,152)	221,504	39,834	222,770	74,115	133,725	(48,560)

—	613	3,388	10,605	3,759	37,049	4,655	3,495
—	—	894	2,642	748	1,648	370	1,687
(714)	—	(82,219)	—	(81,897)	—	(61,242)	—
—	(3,371)	(13,440)	(25,092)	(3,687)	(14,215)	(4,068)	(9,048)
(714)	(2,758)	(91,377)	(11,845)	(81,077)	24,482	(60,285)	(3,866)
26,863	320,490	2,325,939	2,070,852	427,470	(165,741)	(517,244)	1,766,636

Annual Shareholder Report

Statements of Changes in Net Assets (Continued)

	Huntington Ohio Tax-Free Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations—
Net investment income (loss)	$1,161,516	$1,165,906
Net realized gain (loss) on investments, options and foreign currency transactions	346,571	(53,124)
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	(671,744)	772,362
Change in net assets resulting from operations	836,343	1,885,144
Distributions to Shareholders—
From and/or in excess of net investment income:
Trust Shares	(1,099,620)	(1,106,033)
Class A Shares	(54,422)	(38,681)
Class B Shares	(7,662)	(21,221)
From net realized gain on investments:
Trust Shares	(159,909)	—
Class A Shares	(10,438)	—
Class B Shares	—	—
From return of capital:
Trust Shares	—	—
Class A Shares	—	—
Class B Shares	—	—
Change in net assets resulting from distributions to shareholders	(1,332,051)	(1,165,935)
Change in net assets resulting from capital transactions	7,086,223	9,251,645
Change in net assets	6,590,515	9,970,854
Net Assets:
Beginning of period	45,342,815	35,371,961
End of period	$51,933,330	$45,342,815

Accumulated net investment income (loss) included in net assets at end of period	$(187)	$1
Capital Transactions:
Trust Shares
Shares sold	$14,445,882	$15,262,985
Dividends reinvested	151,156	152,160
Shares redeemed	(7,958,085)	(6,464,541)
Total Trust Shares	6,638,953	8,950,604
Class A Shares
Shares sold	918,341	521,043
Shares sold in class consolidation (a)	897,826	—
Dividends reinvested	53,999	34,700
Shares redeemed	(386,771)	(258,433)
Total Class A Shares	1,483,395	297,310
Class B Shares(a)
Shares sold	6,300	57,800
Dividends reinvested	5,652	16,324
Shares redeemed in class consolidation (a)	(897,826)	—
Shares redeemed	(150,251)	(70,393)
Total Class B Shares	(1,036,125)	3,731
Net change resulting from capital transactions	$7,086,223	$9,251,645
Share Transactions:
Trust Shares
Shares sold	675,066	718,635
Dividends reinvested	7,081	7,165
Shares redeemed	(371,028)	(305,521)
Total Trust Shares	311,119	420,279
Class A Shares
Shares sold	42,824	24,501
Shares sold in class consolidation (a)	42,092	—
Dividends reinvested	2,529	1,635
Shares redeemed	(17,844)	(12,340)
Total Investment/Class A Shares	69,601	13,796
Class B Shares(a)
Shares sold	297	2,750
Dividends reinvested	265	769
Shares redeemed in class consolidation (a)	(42,092)	—
Shares redeemed	(7,059)	(3,335)
Total Investment/Class B Shares	(48,589)	184
Net change resulting from share transactions	332,131	434,259

(1)	Reflects operations for the period from July 31, 2009 (date of commencement of operations) to December 31, 2009.
(a)	Effective June 29, 2010, Class B shares were converted to Class A shares.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Short/Intermediate Fixed Income Fund		Huntington Balanced Allocation Fund		Huntington Conservative Allocation Fund		Huntington Growth Allocation Fund
Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Period Ended December 31, 2009(1)	Year Ended December 31, 2010	Period Ended December 31, 2009(1)	Year Ended December 31, 2010	Period Ended December 31, 2009(1)

$3,414,557	$3,172,259	$177,641	$61,310	$207,145	$83,157	$96,921	$48,181
1,408,501	(270,239)	36,657	77,393	53,760	32,732	37,120	98,894
(231,473)	5,592,730	1,693,127	606,106	455,584	277,384	1,653,097	760,474
4,591,585	8,494,750	1,907,425	744,809	716,489	393,273	1,787,138	907,549

—	—	(177,167)	(69,748)	(206,601)	(91,089)	(96,753)	(56,570)
(3,341,841)	(3,155,522)	—	—	—	—	—	—
(72,716)	(15,818)	—	—	—	—	—	—

—	—	(92,266)	(4,820)	(63,238)	(5,813)	(120,311)	(4,110)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(3,414,557)	(3,171,340)	(269,433)	(74,568)	(269,839)	(96,902)	(217,064)	(60,680)
52,480,998	65,451,462	9,681,633	12,666,119	3,144,837	10,952,023	4,639,422	12,075,669
53,658,026	70,774,872	11,319,625	13,336,360	3,591,487	11,248,394	6,209,496	12,922,538

150,459,966	79,685,094	13,336,360	—	11,248,394	—	12,922,538	—
$204,117,992	$150,459,966	$24,655,985	$13,336,360	$14,839,881	$11,248,394	$19,132,034	$12,922,538

$—	$—	$563	$89	$705	$161	$202	$34

$74,732,503	$91,686,492	$11,109,153	$12,728,615	$3,498,712	$11,051,834	$5,456,006	$12,018,440
943,045	1,139,715	263,147	73,732	267,039	96,761	212,739	59,697
(29,773,510)	(27,869,753)	(1,690,667)	(136,228)	(620,914)	(196,572)	(1,029,323)	(2,468)
45,902,038	64,956,454	9,681,633	12,666,119	3,144,837	10,952,023	4,639,422	12,075,669

8,001,574	586,130	—	—	—	—	—	—
—	—	—	—	—	—	—	—
69,097	12,897	—	—	—	—	—	—
(1,491,711)	(104,019)	—	—	—	—	—	—
6,578,960	495,008	—	—	—	—	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
$52,480,998	$65,451,462	$9,681,633	$12,666,119	$3,144,837	$10,952,023	$4,639,422	$12,075,669

—	—	1,018,862	1,247,514	331,611	1,099,719	494,932	1,183,911
3,725,784	4,733,505	24,176	6,888	25,340	9,406	19,343	5,494
47,048	58,664	(153,268)	(12,752)	(59,082)	(18,964)	(93,091)	(237)
(1,487,987)	(1,434,251)	—	—	—	—	—	—
2,284,845	3,357,918	889,770	1,241,650	297,869	1,090,161	421,184	1,189,168

399,203	29,726	—	—	—	—	—	—
—	—	—	—	—	—	—	—
3,436	663	—	—	—	—	—	—
(74,625)	(5,401)	—	—	—	—	—	—
328,014	24,988	—	—	—	—	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
2,612,859	3,382,906	889,770	1,241,650	297,869	1,090,161	421,184	1,189,168

Annual Shareholder Report

Financial Highlights

Money Market Funds

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income		Net realized and unrealized gain (loss) on investments		Total from investment operations		Distributions from net investment income	Distributions from net realized gain on investment transactions		Total distributions
HUNTINGTON TAX-FREE MONEY MARKET FUND
Trust Shares
2006	$1.00	0.02		—	(1)	0.02		(0.02)	—		(0.02)
2007	$1.00	0.03		—	(1)	0.03		(0.03)	—		(0.03)
2008	$1.00	0.02		—	(1)	0.02		(0.02)	—		(0.02)
2009	$1.00	—	(1)	—	(1)	—	(1)	— (1)	—		— (1)
2010	$1.00	—	(1)	—	(1)	—	(1)	— (1)	—		— (1)
Class A Shares
2006	$1.00	0.02		—	(1)	0.02		(0.02)	—		(0.02)
2007	$1.00	0.02		—	(1)	0.02		(0.02)	—		(0.02)
2008	$1.00	0.02		—	(1)	0.02		(0.02)	—		(0.02)
2009	$1.00	—	(1)	—	(1)	—	(1)	— (1)	—	(1)	— (1)
2010	$1.00	—	(1)	—	(1)	—	(1)	— (1)	—		— (1)
HUNTINGTON MONEY MARKET FUND
Trust Shares
2006	$1.00	0.04		—	(1)	0.04		(0.04)	—		(0.04)
2007	$1.00	0.04		—	(1)	0.04		(0.04)	—		(0.04)
2008	$1.00	0.02		—	(1)	0.02		(0.02)	—		(0.02)
2009	$1.00	—	(1)	—	(1)	—	(1)	— (1)	—		— (1)
2010	$1.00	—	(1)	—	(1)	—	(1)	— (1)	—		— (1)
Class A Shares
2006	$1.00	0.04		—	(1)	0.04		(0.04)	—		(0.04)
2007	$1.00	0.05		—	(1)	0.04		(0.04)	—		(0.04)
2008	$1.00	0.01		—	(1)	0.01		(0.01)	—		(0.01)
2009	$1.00	—	(1)	—	(1)	—	(1)	— (1)	—		— (1)
2010	$1.00	—	(1)	—	(1)	—	(1)	— (1)	—		— (1)
InterFund Shares
2006	$1.00	0.04		—	(1)	0.04		(0.04)	—		(0.04)
2007	$1.00	0.05		—	(1)	0.05		(0.05)	—		(0.05)
2008	$1.00	0.02		—	(1)	0.02		(0.02)	—		(0.02)
2009	$1.00	—	(1)	—	(1)	—	(1)	— (1)	—		— (1)
2010	$1.00	—	(1)	—	(1)	—	(1)	— (1)	—		— (1)
(1)	Amount is less than $0.005.
(2)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)	Net Assets, at end of period (000 omitted)

$1.00	2.48%	0.93%	2.46%	0.93%	$25,361
$1.00	2.76%	0.88%	2.69%	0.88%	$48,585
$1.00	1.86%	0.88%	1.75%	0.88%	$144,861
$1.00	0.10%	0.78%	0.12%	0.89%	$76,805
$1.00	0.01%	0.44%	0.01%	0.89%	$66,919

$1.00	2.23%	1.18%	2.22%	1.18%	$14,205
$1.00	2.51%	1.15%	2.48%	1.15%	$6,086
$1.00	1.61%	1.13%	1.48%	1.13%	$38,466
$1.00	0.03%	0.87%	0.03%	1.15%	$21,709
$1.00	0.01%	0.45%	0.01%	1.16%	$15,539

$1.00	4.20%	0.82%	4.12%	0.82%	$500,167
$1.00	4.37%	0.79%	4.27%	0.79%	$632,776
$1.00	1.59%	0.80%	1.53%	0.80%	$779,158
$1.00	0.01%	0.45%	0.02%	0.87%	$260,720
$1.00	0.01%	0.31%	0.01%	0.88%	$214,981

$1.00	3.94%	1.07%	3.92%	1.07%	$406,510
$1.00	4.11%	1.04%	4.02%	1.04%	$528,326
$1.00	1.34%	1.04%	1.48%	1.04%	$299,329
$1.00	0.01%	0.42%	0.01%	1.12%	$135,260
$1.00	0.01%	0.32%	0.01%	1.13%	$134,974

$1.00	4.46%	0.57%	4.36%	0.57%	$40,803
$1.00	4.63%	0.54%	4.51%	0.54%	$60,548
$1.00	1.85%	0.55%	1.91%	0.55%	$36,102
$1.00	0.03%	0.37%	0.03%	0.63%	$62,376
$1.00	0.01%	0.31%	0.01%	0.63%	$45,724

Annual Shareholder Report

Financial Highlights (Continued)

Money Market Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income		Net realized and unrealized gain on investments		Total from investment operations		Distributions from net investment income	Distributions from net realized gain on investment transactions		Total distributions
HUNTINGTON OHIO MUNICIPAL MONEY MARKET FUND
Trust Shares
2006	$1.00	0.03		—	(1)	0.03		(0.03)	—		(0.03)
2007	$1.00	0.03		—	(1)	0.03		(0.03)	—		(0.03)
2008	$1.00	0.02		—	(1)	0.02		(0.02)	—		(0.02)
2009	$1.00	—	(1)	—	(1)	—	(1)	— (1)	—		— (1)
2010	$1.00	—	(1)	—	(1)	—	(1)	— (1)	—		— (1)
Class A Shares
2006	$1.00	0.02		—	(1)	0.02		(0.02)	—		(0.02)
2007	$1.00	0.03		—	(1)	0.03		(0.03)	—		(0.03)
2008	$1.00	0.02		—	(1)	0.02		(0.02)	—		(0.02)
2009	$1.00	—	(1)	—	(1)	—	(1)	— (1)	—		— (1)
2010	$1.00	—	(1)	—	(1)	—	(1)	— (1)	—		— (1)
HUNTINGTON U.S. TREASURY MONEY MARKET FUND
Trust Shares
2006	$1.00	0.04		—	(1)	0.04		(0.04)	—		(0.04)
2007	$1.00	0.04		—	(1)	0.04		(0.04)	—	(1)	(0.04)
2008	$1.00	0.01		—	(1)	0.01		(0.01)	—		(0.01)
2009	$1.00	—	(1)	—	(1)	—	(1)	— (1)	—		— (1)
2010	$1.00	—	(1)	—	(1)	—	(1)	— (1)	—		— (1)
Class A Shares
2006	$1.00	0.04		—	(1)	0.04		(0.04)	—		(0.04)
2007	$1.00	0.04		—	(1)	0.04		(0.04)	—	(1)	(0.04)
2008	$1.00	0.01		—	(1)	0.01		(0.01)	—		(0.01)
2009	$1.00	—	(1)	—	(1)	—	(1)	— (1)	—		— (1)
2010	$1.00	—	(1)	—	(1)	—	(1)	— (1)	—		— (1)
(1)	Amount is less than $0.005.
(2)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)	Net Assets, at end of period (000 omitted)

$1.00	2.60%	0.85%	2.58%	0.85%	$95,205
$1.00	2.83%	0.82%	2.78%	0.82%	$199,613
$1.00	1.81%	0.83%	1.73%	0.83%	$312,467
$1.00	0.12%	0.78%	0.14%	0.89%	$142,956
$1.00	0.01%	0.42%	0.01%	0.88%	$81,023

$1.00	2.35%	1.10%	2.33%	1.10%	$108,666
$1.00	2.57%	1.07%	2.54%	1.07%	$122,147
$1.00	1.56%	1.08%	1.54%	1.08%	$106,617
$1.00	0.02%	0.82%	0.02%	1.14%	$112,048
$1.00	0.01%	0.41%	0.01%	1.12%	$117,109

$1.00	4.12%	0.74%	4.06%	0.74%	$536,387
$1.00	4.01%	0.72%	3.89%	0.72%	$757,331
$1.00	0.93%	0.69%	0.93%	0.76%	$583,050
$1.00	0.01%	0.20%	0.01%	0.79%	$261,263
$1.00	0.01%	0.15%	0.01%	0.76%	$312,870

$1.00	3.86%	0.99%	3.80%	0.99%	$68,073
$1.00	3.75%	0.97%	3.61%	0.97%	$103,041
$1.00	0.74%	0.83%	0.67%	0.98%	$126,485
$1.00	0.01%	0.20%	0.01%	1.03%	$54,935
$1.00	0.01%	0.15%	0.01%	1.01%	$74,845

Annual Shareholder Report

Financial Highlights (Continued)

Equity Funds

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income		Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Distributions from return of capital	Total distributions
HUNTINGTON DIVIDEND CAPTURE FUND
Trust Shares
2006	$10.86	0.39		1.32	1.71	(0.39)	(0.54)	—	(0.93)
2007	$11.64	0.38		(1.15)	(0.77)	(0.39)	(0.59)	—	(0.98)
2008	$9.89	0.40		(3.18)	(2.78)	(0.39)	(0.12)	(0.03)	(0.54)
2009	$6.57	0.29		1.31	1.60	(0.29)	—	(0.02)	(0.31)
2010	$7.86	0.25		0.83	1.08	(0.25)	—	—	(0.25)
Class A Shares
2006	$10.86	0.36		1.32	1.68	(0.36)	(0.54)	—	(0.90)
2007	$11.63	0.35		(1.14)	(0.79)	(0.36)	(0.59)	—	(0.95)
2008	$9.89	0.38		(3.18)	(2.80)	(0.37)	(0.12)	(0.03)	(0.52)
2009	$6.57	0.27		1.31	1.58	(0.27)	—	(0.02)	(0.29)
2010	$7.86	0.23		0.83	1.06	(0.23)	—	—	(0.23)
HUNTINGTON GLOBAL SELECT MARKETS FUND
Trust Shares
2009(4)	$10.00	—	(5)	— (5)	— (5)	—	—	—	—
2010	$10.00	0.03		1.55	1.58	(0.11)	—	(0.01)	(0.12)
Class A Shares
2009(4)	$10.00	—	(5)	— (5)	— (5)	—	—	—	—
2010	$10.00	0.01		1.53	1.54	(0.09)	—	(0.02)	(0.11)
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(3)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(4)	Reflects operations for the period from December 30, 2009 (commencement of operations) to December 31, 2009.
(5)	Amount is less than $0.005
(6)	Not annualized.
(7)	Computed on an annualized basis.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)		Net Assets, at end of period (000 omitted)	Portfolio turnover rate(3)

$11.64	16.03%		1.31%		3.44%		1.31%		$112,404	98%
$9.89	(6.91)%		1.30%		3.35%		1.30%		$93,862	87%
$6.57	(29.26)%		1.31%		4.56%		1.31%		$60,162	66%
$7.86	25.24%		1.41%		4.37%		1.41%		$74,593	99%
$8.69	13.99%		1.40%		3.05%		1.40%		$100,622	115%

$11.63	15.74%		1.56%		3.18%		1.56%		$11,502	98%
$9.89	(7.14)%		1.55%		3.11%		1.55%		$10,366	87%
$6.57	(29.41)%		1.56%		4.18%		1.56%		$5,094	66%
$7.86	24.93%		1.66%		4.10%		1.66%		$5,473	99%
$8.69	13.72%		1.64%		2.82%		1.64%		$17,784	115%

$10.00	0.00	%(6)	1.83	%(7)	(1.46	)%(7)	1.83	%(7)	$1	—	%(6)
$11.46	15.85%		1.90%		0.40%		2.19%		$41,116	45%

$10.00	0.00	%(6)	2.19	%(7)	(2.92	)%(7)	2.19	%(7)	$1	—	%(6)
$11.43	15.38%		2.16%		0.20%		2.44%		$860	45%

Annual Shareholder Report

Financial Highlights (Continued)

Equity Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Distributions from return of capital	Total distributions
HUNTINGTON GROWTH FUND
Trust Shares
2006	$39.52	0.09	3.10	3.19	(0.08)	(5.39)	—	(5.47)
2007	$37.24	0.12	5.57	5.69	(0.11)	(7.81)	—	(7.92)
2008	$35.01	0.05	(12.12)	(12.07)	(0.04)	(3.19)	—	(3.23)
2009	$19.71	0.01	3.45	3.46	— (4)	—	—	— (4)
2010	$23.17	0.01	2.36	2.37	— (4)	—	—	— (4)
Class A Shares
2006	$39.01	(0.01)	3.05	3.04	—	(5.39)	—	(5.39)
2007	$36.66	0.03	5.47	5.50	(0.04)	(7.81)	—	(7.85)
2008	$34.31	(0.03)	(11.83)	(11.86)	— (4)	(3.19)	—	(3.19)
2009	$19.26	(0.04)	3.37	3.33	—	—	—	—
2010	$22.59	(0.03)	2.27	2.24	— (4)	—	—	— (4)
HUNTINGTON INCOME EQUITY FUND
Trust Shares
2006	$31.26	0.57	2.94	3.51	(0.57)	(3.09)	—	(3.66)
2007	$31.11	0.55	— (4)	0.55	(0.54)	(4.66)	—	(5.20)
2008	$26.46	0.57	(10.54)	(9.99)	(0.54)	(0.11)	(0.03)	(0.68)
2009	$15.79	0.47	2.87	3.34	(0.47)	—	(0.01)	(0.48)
2010	$18.65	0.49	1.62	2.11	(0.48)	—	—	(0.48)
Class A Shares
2006	$31.27	0.49	2.93	3.42	(0.49)	(3.09)	—	(3.58)
2007	$31.11	0.46	0.01	0.47	(0.46)	(4.66)	—	(5.12)
2008	$26.46	0.51	(10.54)	(10.03)	(0.49)	(0.11)	(0.03)	(0.63)
2009	$15.80	0.44	2.86	3.30	(0.43)	—	(0.01)	(0.44)
2010	$18.66	0.44	1.62	2.06	(0.43)	—	—	(0.43)
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(3)	Portfolio turnover rate increased significantly during the period. This increase was attributable to changes in equity management staff, cash flows into and out of the Fund, as well as tactical portfolio adjustments made. The basic characteristics of the Fund’s investment strategy in terms of market capitalization, style and diversification have not changed (Unaudited).
(4)	Amount is less than $0.005.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Net Assets, at end of period (000 omitted)	Portfolio turnover rate(2)

$37.24	8.36%	1.15%	0.22%	1.15%	$223,155	31%
$35.01	15.93%	1.13%	0.32%	1.13%	$227,972	86	%(3)
$19.71	(37.76)%	1.15%	0.15%	1.15%	$129,745	83%
$23.17	17.58%	1.20%	0.03%	1.20%	$140,206	120%
$25.54	10.23%	1.23%	0.04%	1.23%	$123,809	292%

$36.66	8.11%	1.40%	(0.03)%	1.40%	$9,209	31%
$34.31	15.62%	1.38%	0.07%	1.38%	$9,680	86	%(3)
$19.26	(37.92)%	1.40%	(0.11)%	1.40%	$5,436	83%
$22.59	17.29%	1.45%	(0.22)%	1.45%	$6,096	120%
$24.83	9.92%	1.47%	(0.15)%	1.47%	$8,532	292%

$31.11	11.36%	1.15%	1.79%	1.15%	$185,816	43%
$26.46	1.90%	1.14%	1.72%	1.14%	$158,501	90%
$15.79	(38.35)%	1.16%	2.60%	1.16%	$89,815	88%
$18.65	21.92%	1.22%	3.05%	1.22%	$104,433	90%
$20.28	11.59%	1.22%	2.59%	1.22%	$101,076	89%

$31.11	11.05%	1.40%	1.53%	1.40%	$6,139	43%
$26.46	1.65%	1.39%	1.48%	1.39%	$6,330	90%
$15.80	(38.47)%	1.41%	2.34%	1.41%	$3,214	88%
$18.66	21.60%	1.47%	2.83%	1.47%	$3,271	90%
$20.29	11.31%	1.47%	2.39%	1.47%	$5,935	89%

Annual Shareholder Report

Financial Highlights (Continued)

Equity Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions
HUNTINGTON INTERNATIONAL EQUITY FUND
Trust Shares
2006	$11.79	0.09		3.10	3.19	(0.08)	(0.97)	(1.05)
2007	$13.93	0.13		2.20	2.33	(0.15)	(1.10)	(1.25)
2008	$15.01	0.17		(6.36)	(6.19)	(0.13)	(0.47)	(0.60)
2009	$8.22	0.17		2.52	2.69	(0.10)	(0.02)	(0.12)
2010	$10.79	0.13		0.70	0.83	(0.09)	—	(0.09)
Class A Shares
2006	$11.74	0.03		3.10	3.13	(0.06)	(0.97)	(1.03)
2007	$13.84	0.08		2.19	2.27	(0.11)	(1.10)	(1.21)
2008	$14.90	0.13		(6.29)	(6.16)	(0.11)	(0.47)	(0.58)
2009	$8.16	0.13		2.51	2.64	(0.06)	(0.02)	(0.08)
2010	$10.72	0.08		0.73	0.81	(0.08)	—	(0.08)
HUNTINGTON MACRO 100 FUND
Trust Shares
2006	$11.31	—	(3)	0.77	0.77	—	(0.24)	(0.24)
2007	$11.84	—	(3)	(0.33)	(0.33)	—	(1.46)	(1.46)
2008	$10.05	0.09		(3.54)	(3.45)	(0.09)	—	(0.09)
2009	$6.51	0.02		1.88	1.90	(0.02)	—	(0.02)
2010	$8.39	0.01		1.30	1.31	(0.01)	—	(0.01)
Class A Shares
2006	$11.26	(0.02)		0.76	0.74	—	(0.24)	(0.24)
2007	$11.76	(0.03)		(0.33)	(0.36)	—	(1.46)	(1.46)
2008	$9.94	0.07		(3.49)	(3.42)	(0.07)	—	(0.07)
2009	$6.45	—	(3)	1.85	1.85	—	—	—
2010	$8.30	(0.01)		1.28	1.27	—	—	—
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(3)	Amount is less than $0.005.
(4)	The major cause of increase to portfolio turnover was changes made to the portfolio by the management team based upon changing macroeconomic fundamentals.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Net Assets, at end of period (000 omitted)	Portfolio turnover rate(2)

$13.93	27.04%	1.57%	0.73%	1.57%	$266,509	26%
$15.01	17.06%	1.54%	0.92%	1.54%	$324,158	25%
$8.22	(41.73)%	1.57%	1.37%	1.57%	$191,163	21%
$10.79	32.84%	1.59%	1.68%	1.59%	$322,427	26%
$11.53	7.72%	1.59%	1.14%	1.59%	$296,797	41%

$13.84	26.79%	1.83%	0.40%	1.83%	$6,509	26%
$14.90	16.76%	1.79%	0.71%	1.79%	$11,151	25%
$8.16	(41.88)%	1.82%	1.13%	1.82%	$6,929	21%
$10.72	32.45%	1.84%	1.28%	1.84%	$7,547	26%
$11.45	7.54%	1.84%	0.86%	1.84%	$10,631	41%

$11.84	6.79%	1.43%	0.04%	1.43%	$42,758	222	%(4)
$10.05	(3.12)%	1.36%	0.02%	1.36%	$32,284	153%
$6.51	(34.32)%	1.56%	0.88%	1.56%	$13,521	318	%(4)
$8.39	29.15%	1.55%	0.28%	1.55%	$28,278	10%
$9.69	15.60%	1.45%	0.13%	1.45%	$43,631	27%

$11.76	6.55%	1.68%	(0.23)%	1.68%	$3,189	222	%(4)
$9.94	(3.40)%	1.61%	(0.23)%	1.61%	$2,621	153%
$6.45	(34.45)%	1.82%	0.66%	1.82%	$1,001	318	%(4)
$8.30	28.68%	1.80%	0.06%	1.80%	$853	10%
$9.57	15.30%	1.69%	(0.09)%	1.69%	$1,816	27%

Annual Shareholder Report

Financial Highlights (Continued)

Equity Fund (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Distributions from return of capital	Total distributions
HUNTINGTON MID CORP AMERICA FUND
Trust Shares
2006	$15.47	0.02		1.24	1.26	(0.01)	(0.29)	—	(0.30)
2007	$16.43	(0.01)		1.26	1.25	— (3)	(1.37)	—	(1.37)
2008	$16.31	0.02		(5.98)	(5.96)	(0.01)	(0.41)	—	(0.42)
2009	$9.93	0.04		3.20	3.24	(0.04)	—	—	(0.04)
2010	$13.13	0.01		3.00	3.01	(0.01)	(0.50)	—	(0.51)
Class A Shares
2006	$15.27	(0.03)		1.23	1.20	—	(0.29)	—	(0.29)
2007	$16.18	(0.05)		1.24	1.19	—	(1.37)	—	(1.37)
2008	$16.00	(0.02)		(5.84)	(5.86)	—	(0.41)	—	(0.41)
2009	$9.73	0.01		3.12	3.13	(0.01)	—	—	(0.01)
2010	$12.85	(0.01)		2.91	2.90	—	(0.50)	—	(0.50)
HUNTINGTON NEW ECONOMY FUND
Trust Shares
2006	$15.92	(0.06)		1.50	1.44	—	(1.32)	—	(1.32)
2007	$16.04	0.02		1.84	1.86	(0.01)	(3.16)	—	(3.17)
2008	$14.73	(0.04	)(5)	(7.97)	(8.01)	—	—	(0.01)	(0.01)
2009	$6.71	(0.03)		2.66	2.63	—	—	—	—
2010	$9.34	(0.09)		1.53	1.44	—	—	—	—
Class A Shares
2006	$15.74	(0.09)		1.49	1.40	—	(1.32)	—	(1.32)
2007	$15.81	(0.01)		1.81	1.80	—	(3.16)	—	(3.16)
2008	$14.45	(0.07	)(5)	(7.81)	(7.88)	—	—	(0.01)	(0.01)
2009	$6.56	(0.05)		2.60	2.55	—	—	—	—
2010	$9.11	(0.10)		1.48	1.38	—	—	—	—
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(3)	Amount is less than $0.005.
(4)	Portfolio turnover rate increased significantly during the period. This increase was attributable to changes in equity management staff, cash flows into and out of the Fund, as well as tactical portfolio adjustments made. The basic characteristics of the Fund’s investment strategy in terms of market capitalization, style and diversification have not changed (Unaudited).
(5)	Per share net investment income (loss) has been calculated using the average daily shares method.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Net Assets, at end of period (000 omitted)	Portfolio turnover rate(2)

$16.43	8.09%	1.31%	0.07%	1.31%	$150,902	6%
$16.31	7.79%	1.30%	(0.04)%	1.30%	$149,245	11%
$9.93	(37.51)%	1.31%	0.10%	1.31%	$87,843	18%
$13.13	32.59%	1.36%	0.30%	1.36%	$131,638	12%
$15.63	22.94%	1.36%	0.08%	1.36%	$141,282	19%

$16.18	7.84%	1.56%	(0.17)%	1.56%	$4,986	6%
$16.00	7.53%	1.55%	(0.29)%	1.55%	$5,240	11%
$9.73	(37.62)%	1.56%	(0.16)%	1.56%	$2,875	18%
$12.85	32.19%	1.61%	0.04%	1.61%	$3,608	12%
$15.25	22.61%	1.61%	(0.13)%	1.61%	$7,513	19%

$16.04	9.18%	1.43%	(0.39)%	1.43%	$97,791	50%
$14.73	12.19%	1.41%	0.14%	1.41%	$106,812	119	%(4)
$6.71	(54.43)%	1.44%	(0.38)%	1.44%	$35,041	127%
$9.34	39.20%	1.55%	(0.34)%	1.55%	$45,656	114%
$10.78	15.42%	1.55%	(0.86)%	1.55%	$50,583	256%

$15.81	8.96%	1.68%	(0.64)%	1.68%	$8,607	50%
$14.45	11.99%	1.66%	(0.11)%	1.66%	$8,943	119	%(4)
$6.56	(54.58)%	1.69%	(0.63)%	1.69%	$3,294	127%
$9.11	38.87%	1.80%	(0.62)%	1.80%	$3,609	114%
$10.49	15.15%	1.80%	(1.11)%	1.80%	$5,299	256%

Annual Shareholder Report

Financial Highlights (Continued)

Equity Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Distributions from return of capital	Total distributions
HUNTINGTON REAL STRATEGIES FUND
Trust Shares
2007(3)	$10.00	0.11		0.92	1.03	(0.11)	(0.13)	—	(0.24)
2008	$10.79	0.05	(5)	(5.86)	(5.81)	(0.05)	—	(0.03)	(0.08)
2009	$4.90	0.04		1.54	1.58	(0.06)	—	—	(0.06)
2010	$6.42	0.02		1.59	1.61	(0.04)	—	—	(0.04)
Class A Shares
2007(3)	$10.00	0.09		0.92	1.01	(0.10)	(0.13)	—	(0.23)
2008	$10.78	0.03	(5)	(5.85)	(5.82)	(0.02)	—	(0.02)	(0.04)
2009	$4.92	0.03		1.54	1.57	(0.06)	—	—	(0.06)
2010	$6.43	0.01		1.59	1.60	(0.03)	—	—	(0.03)
HUNTINGTON ROTATING MARKETS FUND
Trust Shares
2006	$11.41	0.12		2.10	2.22	(0.12)	(0.20)	—	(0.32)
2007	$13.31	0.14		1.00	1.14	(0.14)	(0.68)	—	(0.82)
2008	$13.63	0.10		(5.71)	(5.61)	(0.10)	(0.19)	—	(0.29)
2009	$7.73	0.10		2.50	2.60	(0.10)	—	—	(0.10)
2010	$10.23	0.03		0.59	0.62	— (7)	—	—	— (7)
Class A Shares
2006	$11.35	0.10		2.08	2.18	(0.10)	(0.20)	—	(0.30)
2007	$13.23	0.10		0.99	1.09	(0.10)	(0.68)	—	(0.78)
2008	$13.54	0.07		(5.66)	(5.59)	(0.07)	(0.19)	—	(0.26)
2009	$7.69	0.08		2.48	2.56	(0.07)	—	—	(0.07)
2010	$10.18	0.01		0.59	0.60	— (7)	—	—	— (7)
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(3)	Reflects operations for the period from May 1, 2007 (date of commencement of operations) to December 31, 2007.
(4)	Does not include the effect of expenses of underlying funds.
(5)	Per share net investment income (loss) has been calculated using the average daily shares method.
(6)	The portfolio turnover rate increased significantly during the period. This increase was attributable to cash flows into and out of the Fund, as well as tactical portfolio adjustments made. The basic characteristics of the Fund’s investment strategy have not changed (Unaudited).
(7)	Amount less than $0.005.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets		Net Assets, at end of period (000 omitted)	Portfolio turnover rate(2)

$10.79	10.41%	1.49	%(4)	2.54%	1.61	%(4)	$44,523	39%
$4.90	(53.87)%	1.38	%(4)	0.65%	1.38	%(4)	$35,110	72%
$6.42	32.33%	1.38	%(4)	0.82%	1.38	%(4)	$72,641	36%
$7.99	25.09%	1.35	%(4)	0.27%	1.35	%(4)	$90,813	22%

$10.78	10.22%	1.70	%(4)	2.30%	1.83	%(4)	$706	39%
$4.92	(53.95)%	1.63	%(4)	0.39%	1.63	%(4)	$514	72%
$6.43	31.82%	1.63	%(4)	0.64%	1.63	%(4)	$1,114	36%
$8.00	24.85%	1.60	%(4)	0.03%	1.60	%(4)	$2,052	22%

$13.31	19.56%	1.15	%(4)	1.13%	1.15	%(4)	$45,161	35%
$13.63	8.67%	1.08	%(4)	1.08%	1.08	%(4)	$53,375	54%
$7.73	(41.68)%	1.18	%(4)	0.85%	1.18	%(4)	$28,390	218	%(6)
$10.23	33.64%	1.19	%(4)	1.16%	1.19	%(4)	$41,786	230%
$10.85	6.07%	1.19	%(4)	0.27%	1.19	%(4)	$36,729	250%

$13.23	19.19%	1.40	%(4)	0.95%	1.40	%(4)	$3,438	35%
$13.54	8.43%	1.33	%(4)	0.69%	1.33	%(4)	$3,982	54%
$7.69	(41.81)%	1.43	%(4)	0.59%	1.43	%(4)	$2,000	218	%(6)
$10.18	33.32%	1.44	%(4)	0.85%	1.44	%(4)	$1,937	230%
$10.78	5.90%	1.43	%(4)	0.09%	1.43	%(4)	$2,600	250%

Annual Shareholder Report

Financial Highlights (Continued)

Equity Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income		Distributions from net realized gain on investment transactions	Distributions from return of capital	Total distributions
HUNTINGTON SITUS FUND
Trust Shares
2006	$19.24	(0.07)		2.12	2.05	—		(1.15)	—	(1.15)
2007	$20.14	0.02		1.94	1.96	—		(2.10)	—	(2.10)
2008	$20.00	0.01		(7.83)	(7.82)	—		(0.47)	—	(0.47)
2009	$11.71	0.03		4.27	4.30	(0.01)		(0.03)	(0.02)	(0.06)
2010	$15.95	(0.03)		4.29	4.26	—		—	—	—
Class A Shares
2006	$19.08	(0.09)		2.08	1.99	—		(1.15)	—	(1.15)
2007	$19.92	(0.03)		1.91	1.88	—		(2.10)	—	(2.10)
2008	$19.70	(0.03)		(7.71)	(7.74)	—		(0.47)	—	(0.47)
2009	$11.49	(0.01)		4.19	4.18	—	(5)	(0.03)	— (5)	(0.03)
2010	$15.64	(0.06)		4.20	4.14	—		—	—	—
HUNTINGTON TECHNICAL OPPORTUNITIES FUND
Trust Shares
2008(6)	$10.00	(0.06	)(7)	(3.31)	(3.37)	—		—	(0.03)	(0.03)
2009	$6.60	0.05		1.07	1.12	(0.05)		—	—	(0.05)
2010	$7.67	(0.04)		0.63	0.59	—	(5)	—	—	— (5)
Class A Shares
2008(6)	$10.00	(0.08	)(7)	(3.30)	(3.38)	—		—	(0.03)	(0.03)
2009	$6.59	0.03		1.06	1.09	(0.03)		—	—	(0.03)
2010	$7.65	(0.05)		0.62	0.57	—	(5)	—	—	— (5)
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(3)	Not annualized.
(4)	Computed on an annualized basis.
(5)	Amount less than $0.005.
(6)	Reflects operations for the period from May 1, 2008 (date of commencement of operations) to December 31, 2008.
(7)	Per share net investment income (loss) has been calculated using the average daily shares method.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets		Net Assets, at end of period (000 omitted)	Portfolio turnover rate(2)

$20.14	10.73%		1.38%		(0.34)%		1.38%		$89,230	19%
$20.00	9.95%		1.32%		0.09%		1.32%		$108,350	22%
$11.71	(39.25)%		1.34%		0.06%		1.34%		$77,947	19%
$15.95	36.86%		1.38%		0.25%		1.38%		$141,342	25%
$20.21	26.71%		1.36%		(0.16)%		1.36%		$183,311	32%

$19.92	10.50%		1.64%		(0.59)%		1.64%		$11,685	19%
$19.70	9.66%		1.57%		(0.15)%		1.57%		$15,658	22%
$11.49	(39.44)%		1.59%		(0.21)%		1.59%		$12,121	19%
$15.64	36.52%		1.63%		(0.01)%		1.63%		$16,747	25%
$19.78	26.47%		1.61%		(0.38)%		1.61%		$23,990	32%

$6.60	(33.68	)%(3)	2.58	%(4)	(1.04	)%(4)	2.58	%(4)	$6,148	152%
$7.67	16.91%		1.94%		0.68%		1.94%		$9,644	374%
$8.26	7.72%		1.75%		(0.49)%		1.75%		$10,574	436%

$6.59	(33.81	)%(3)	3.13	%(4)	(1.49	)%(4)	3.13	%(4)	$67	152%
$7.65	16.52%		2.20%		0.41%		2.20%		$61	374%
$8.22	7.48%		1.98%		(0.69)%		1.98%		$106	436%

Annual Shareholder Report

Financial Highlights (Continued)

Income Funds

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions
HUNTINGTON FIXED INCOME SECURITIES FUND
Trust Shares
2006	$20.79	0.79	(0.04)	0.75	(0.78)	—	(0.78)
2007	$20.76	0.87	0.39	1.26	(0.87)	— (3)	(0.87)
2008	$21.15	0.85	0.24	1.09	(0.85)	(0.05)	(0.90)
2009	$21.34	0.78	0.34	1.12	(0.78)	(0.06)	(0.84)
2010	$21.62	0.67	0.57	1.24	(0.67)	(0.03)	(0.70)
Class A Shares
2006	$20.78	0.74	(0.03)	0.71	(0.73)	—	(0.73)
2007	$20.76	0.82	0.39	1.21	(0.82)	— (3)	(0.82)
2008	$21.15	0.80	0.24	1.04	(0.80)	(0.05)	(0.85)
2009	$21.34	0.73	0.34	1.07	(0.73)	(0.06)	(0.79)
2010	$21.62	0.61	0.57	1.18	(0.61)	(0.03)	(0.64)
HUNTINGTON INTERMEDIATE GOVERNMENT INCOME FUND
Trust Shares
2006	$10.28	0.39	(0.04)	0.35	(0.39)	— (3)	(0.39)
2007	$10.24	0.41	0.25	0.66	(0.41)	—	(0.41)
2008	$10.49	0.41	0.40	0.81	(0.41)	—	(0.41)
2009	$10.89	0.35	(0.15)	0.20	(0.35)	—	(0.35)
2010	$10.74	0.31	0.19	0.50	(0.31)	(0.03)	(0.34)
Class A Shares
2006	$10.28	0.35	(0.03)	0.32	(0.36)	— (3)	(0.36)
2007	$10.24	0.38	0.25	0.63	(0.38)	—	(0.38)
2008	$10.49	0.38	0.40	0.78	(0.38)	—	(0.38)
2009	$10.89	0.32	(0.15)	0.17	(0.32)	—	(0.32)
2010	$10.74	0.28	0.19	0.47	(0.28)	(0.03)	(0.31)
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(3)	Amount is less than $0.005.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Net Assets, at end of period (000 omitted)	Portfolio turnover rate(2)

$20.76	3.74%	1.06%	3.87%	1.06%	$173,305	55%
$21.15	6.23%	1.04%	4.18%	1.04%	$183,283	42%
$21.34	5.32%	1.06%	4.05%	1.06%	$183,011	31%
$21.62	5.36%	1.08%	3.62%	1.08%	$229,570	30%
$22.16	5.75%	1.06%	2.99%	1.06%	$283,953	19%

$20.76	3.53%	1.31%	3.62%	1.31%	$1,702	55%
$21.15	5.96%	1.29%	3.92%	1.29%	$2,589	42%
$21.34	5.06%	1.31%	3.80%	1.31%	$2,525	31%
$21.62	5.10%	1.33%	3.36%	1.33%	$3,420	30%
$22.16	5.50%	1.30%	2.68%	1.30%	$8,413	19%

$10.24	3.51%	1.08%	3.80%	1.08%	$108,312	32%
$10.49	6.58%	1.08%	3.96%	1.08%	$115,155	30%
$10.89	7.88%	1.07%	3.84%	1.07%	$115,159	27%
$10.74	1.86%	1.10%	3.21%	1.10%	$110,761	26%
$10.90	4.64%	1.10%	2.80%	1.10%	$115,470	6%

$10.24	3.25%	1.34%	3.55%	1.34%	$1,599	32%
$10.49	6.32%	1.33%	3.71%	1.33%	$1,588	30%
$10.89	7.62%	1.32%	3.60%	1.32%	$1,438	27%
$10.74	1.60%	1.35%	2.93%	1.35%	$2,215	26%
$10.90	4.38%	1.34%	2.50%	1.34%	$4,675	6%

Annual Shareholder Report

Financial Highlights (Continued)

Income Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions
HUNTINGTON MORTGAGE SECURITIES FUND
Trust Shares
2006	$8.87	0.33	0.20	0.53	(0.33)	(0.06)	(0.39)
2007	$9.01	0.34	(0.04)	0.30	(0.36)	(0.03)	(0.39)
2008	$8.92	0.34	(0.12)	0.22	(0.34)	(0.01)	(0.35)
2009	$8.79	0.29	0.15	0.44	(0.31)	—	(0.31)
2010	$8.92	0.27	0.19	0.46	(0.28)	—	(0.28)
Class A Shares
2006	$8.92	0.30	0.20	0.50	(0.30)	(0.06)	(0.36)
2007	$9.06	0.29	(0.02)	0.27	(0.33)	(0.03)	(0.36)
2008	$8.97	0.32	(0.13)	0.19	(0.31)	(0.01)	(0.32)
2009	$8.84	0.27	0.15	0.42	(0.29)	—	(0.29)
2010	$8.97	0.23	0.22	0.45	(0.26)	—	(0.26)
HUNTINGTON OHIO TAX-FREE FUND
Trust Shares
2006	$20.91	0.58	(0.05)	0.53	(0.58)	—	(0.58)
2007	$20.86	0.55	0.10	0.65	(0.55)	(0.01)	(0.56)
2008	$20.95	0.57	(0.17)	0.40	(0.57)	(0.03)	(0.60)
2009	$20.75	0.59	0.45	1.04	(0.59)	—	(0.59)
2010	$21.20	0.50	(0.11)	0.39	(0.50)	(0.07)	(0.57)
Class A Shares
2006	$20.90	0.53	(0.06)	0.47	(0.53)	—	(0.53)
2007	$20.84	0.50	0.10	0.60	(0.50)	(0.01)	(0.51)
2008	$20.93	0.51	(0.16)	0.35	(0.51)	(0.03)	(0.54)
2009	$20.74	0.54	0.44	0.98	(0.54)	—	(0.54)
2010	$21.18	0.45	(0.11)	0.34	(0.45)	(0.07)	(0.52)
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Net Assets, at end of period (000 omitted)	Portfolio turnover rate(2)

$9.01	6.06%	1.10%	3.68%	1.10%	$85,995	29%
$8.92	3.33%	1.09%	3.72%	1.09%	$83,728	17%
$8.79	2.45%	1.10%	3.82%	1.10%	$82,729	13%
$8.92	5.17%	1.11%	3.32%	1.11%	$100,114	24%
$9.10	5.21%	1.11%	2.87%	1.11%	$96,832	6%

$9.06	5.74%	1.35%	3.41%	1.35%	$1,683	29%
$8.97	3.03%	1.32%	3.45%	1.32%	$3,190	17%
$8.84	2.16%	1.35%	3.55%	1.35%	$3,022	13%
$8.97	4.85%	1.36%	3.07%	1.36%	$2,629	24%
$9.16	5.03%	1.35%	2.62%	1.35%	$3,910	6%

$20.86	2.59%	1.17%	2.80%	1.17%	$40,319	17%
$20.95	3.18%	1.18%	2.67%	1.18%	$34,098	15%
$20.75	1.95%	1.22%	2.73%	1.22%	$32,946	19%
$21.20	5.05%	1.20%	2.80%	1.20%	$42,568	21%
$21.02	1.85%	1.20%	2.36%	1.20%	$48,741	18%

$20.84	2.29%	1.43%	2.58%	1.43%	$1,686	17%
$20.93	2.93%	1.43%	2.42%	1.43%	$1,706	15%
$20.74	1.74%	1.47%	2.49%	1.47%	$1,422	19%
$21.18	4.74%	1.45%	2.54%	1.45%	$1,745	21%
$21.00	1.60%	1.45%	2.09%	1.45%	$3,192	18%

Annual Shareholder Report

Financial Highlights (Continued)

Income Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Total distributions
HUNTINGTON SHORT/INTERMEDIATE FIXED INCOME FUND
Trust Shares
2006	$19.15	0.60	0.10	0.70	(0.60)	(0.60)
2007	$19.25	0.70	0.21	0.91	(0.70)	(0.70)
2008	$19.46	0.67	(0.59)	0.08	(0.67)	(0.67)
2009	$18.87	0.53	0.91	1.44	(0.53)	(0.53)
2010	$19.78	0.40	0.19	0.59	(0.40)	(0.40)
Class A Shares
2006	$19.16	0.55	0.10	0.65	(0.55)	(0.55)
2007	$19.26	0.65	0.20	0.85	(0.65)	(0.65)
2008	$19.46	0.63	(0.59)	0.04	(0.63)	(0.63)
2009	$18.87	0.48	0.91	1.39	(0.48)	(0.48)
2010	$19.78	0.35	0.20	0.55	(0.35)	(0.35)
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Net Assets, at end of period (000 omitted)	Portfolio turnover rate(2)

$19.25	3.70%	1.07%	3.11%	1.07%	$95,512	36%
$19.46	4.79%	1.06%	3.60%	1.06%	$82,730	29%
$18.87	0.43%	1.08%	3.51%	1.08%	$79,130	51%
$19.78	7.70%	1.09%	2.67%	1.09%	$149,384	50%
$19.97	2.99%	1.06%	1.97%	1.06%	$196,479	24%

$19.26	3.44%	1.33%	2.80%	1.33%	$668	36%
$19.46	4.48%	1.31%	3.35%	1.31%	$485	29%
$18.87	0.18%	1.33%	3.26%	1.33%	$555	51%
$19.78	7.43%	1.33%	2.38%	1.33%	$1,076	50%
$19.98	2.78%	1.30%	1.60%	1.30%	$7,639	24%

Annual Shareholder Report

Financial Highlights (Continued)

Asset Allocation Funds

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions
HUNTINGTON BALANCED ALLOCATION FUND
2009(2)	$10.00	0.05	0.75	0.80	(0.06)	— (3)	(0.06)
2010	$10.74	0.09	0.88	0.97	(0.09)	(0.05)	(0.14)
HUNTINGTON CONSERVATIVE ALLOCATION FUND
2009(2)	$10.00	0.08	0.34	0.42	(0.09)	(0.01)	(0.10)
2010	$10.32	0.17	0.41	0.58	(0.16)	(0.05)	(0.21)
HUNTINGTON GROWTH ALLOCATION FUND
2009(2)	$10.00	0.04	0.88	0.92	(0.05)	— (3)	(0.05)
2010	$10.87	0.06	1.09	1.15	(0.06)	(0.08)	(0.14)
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	Reflects operations for the period from July 31, 2009 (date of commencement of operations) to December 31, 2009.
(3)	Amount less than $0.005
(4)	Not annualized.
(5)	Computed on an annualized basis.
(6)	Does not include the effect of expenses on underlying funds.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets		Net Assets, at end of period (000 omitted)	Portfolio turnover rate

$10.74	8.03	%(4)	0.62	%(5)(6)	1.30	%(5)	0.85	%(5)(6)	$13,336	42%
$11.57	9.14%		0.59	%(6)	0.94%		0.74	%(6)	$24,656	26%

$10.32	4.13	%(4)	0.72	%(5)(6)	1.91	%(5)	0.86	%(5)(6)	$11,248	32%
$10.69	5.70%		0.70	%(6)	1.60%		0.79	%(6)	$14,840	22%

$10.87	9.21	%(4)	0.52	%(5)(6)	1.03	%(5)	0.85	%(5)(6)	$12,923	52%
$11.88	10.69%		0.51	%(6)	0.61%		0.77	%(6)	$19,132	29%

Annual Shareholder Report

Notes to Financial Statements

December 31, 2010

(1)	Organization

The Huntington Funds (the “Trust”) was originally two separate Massachusetts business trusts: The Huntington Funds, established on February 10, 1987, and Huntington VA Funds, established on June 30, 1999 (together, the “Original Trusts”). On June 23, 2006, the Original Trusts were reorganized into a single Delaware statutory trust retaining the name of The Huntington Funds. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. At December 31, 2010, the Trust operated 36 separate series, or mutual funds, each with its own investment objective and strategy. The Funds’ prospectus provides a description of each Fund’s investment objectives, policies and strategies along with information on the classes of shares currently being offered. This report contains financial statements and financial highlights of the retail funds listed below (individually referred to as a “Fund,” or collectively as the “Funds”):

Funds	Investment Share Classes Offered*
Huntington Tax-Free Money Market Fund (“Tax-Free Money Market Fund”)	Trust & A
Huntington Money Market Fund (“Money Market Fund”)	Trust, A, & Interfund
Huntington Ohio Municipal Money Market Fund (“Ohio Municipal Money Market Fund”)	Trust & A
Huntington U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)	Trust & A
Huntington Dividend Capture Fund (“Dividend Capture Fund”)	Trust & A
Huntington Global Select Markets Fund (“Global Select Markets Fund”)	Trust & A
Huntington Growth Fund (“Growth Fund”)	Trust & A
Huntington Income Equity Fund (“Income Equity Fund”)	Trust & A
Huntington International Equity Fund (“International Equity Fund”)	Trust & A
Huntington Macro 100 Fund (“Macro 100 Fund”)	Trust & A
Huntington Mid Corp America Fund (“Mid Corp America Fund”)	Trust & A
Huntington New Economy Fund (“New Economy Fund”)	Trust & A
Huntington Real Strategies Fund (“Real Strategies Fund”)	Trust & A
Huntington Rotating Markets Fund (“Rotating Markets Fund”)	Trust & A
Huntington Situs Fund (“Situs Fund”)	Trust & A
Huntington Technical Opportunities Fund (“Technical Opportunities Fund”)	Trust & A
Huntington Fixed Income Securities Fund (“Fixed Income Securities Fund”)	Trust & A
Huntington Intermediate Government Income Fund (“Intermediate Government Income Fund”)	Trust & A
Huntington Mortgage Securities Fund (“Mortgage Securities Fund”)	Trust & A
Huntington Ohio Tax-Free Fund (“Ohio Tax-Free Fund”)	Trust & A

Funds	Investment Share Classes Offered*
Huntington Short/Intermediate Fixed Income Securities Fund (“Short/Intermediate Fixed Income Securities Fund”)	Trust & A
Huntington Balanced Allocation Fund (“Balanced Allocation Fund”)	A
Huntington Conservative Allocation Fund (“Conservative Allocation Fund”)	A
Huntington Growth Allocation Fund (“Growth Allocation Fund”)	A

*	Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. Class A has a maximum sales charge on purchases of 4.75% as a percentage of the original purchase price except for the Fixed Income Securities Fund, Intermediate Government Income Fund, Mortgage Securities Fund and Ohio Tax Free Fund which are 3.75%, and the Short/Intermediate Fixed Income Securities Fund which is 1.50%. The Tax Free Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund and the U.S. Treasury Money Market Fund do not have sales charges on original purchases. Effective May 1, 2010, the Institutional Shares were renamed Trust Shares. Effective June 29, 2010, Class B shares were converted to Class A shares.

Under the Trust’s organizational documents, its officers and Board of Trustees (“Trustees”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.	Investment Valuations

The price at which the Funds will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received, subject to any applicable front end or contingent deferred sales charges.

Annual Shareholder Report

The Trust calculates the NAV for each of the Funds (other than the Money Market Funds) by valuing securities held based on fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

For the Money Market Funds, the Trust attempts to stabilize the NAV per share at $1.00 per share by valuing portfolio securities using the amortized cost method, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

In computing the NAV of the Funds, other than the Money Market Funds, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Trustee-approved policies, the Trust relies on certain security pricing services to provide the current market value of securities. Those security pricing services value equity securities (including foreign equity securities) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ official closing price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. Option contracts are generally valued using the closing price based on quote data from the six major U.S. options exchanges on which such options are traded.

Debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange, except that U.S. government obligations held by Mortgage Securities Fund are valued at the mean between the over-the-counter bid and asked prices furnished by the security pricing service. If there is no reported sale on the principal exchange, and for all other debt securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect as of the close of the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern Time), on the day the value of the foreign security is determined. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Investments in other open-end investment companies are valued at NAV.

Under certain circumstances, a good faith determination of the fair value of a security may be used instead of its current market value, even if the security’s market price is readily available. In such circumstances, the Trust’s Sub-Financial Administrator may request that the Trust’s Pricing Committee make its own fair value determination.

Securities for which market quotations are not readily available are valued at fair value under Trust procedures approved by the Trustees. In these cases, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors including, but not limited to the following: dealer quotes, published analyses by dealers or analysts regarding the security, transactions which provide implicit valuation of the security (such as a merger or tender offer transaction), the value of other securities or contracts which derive their value from the security at issue, and the implications of any other circumstances which have caused trading in the security to halt. With respect to certain narrow categories of securities, the procedures utilized by the Pricing Committee detail specific valuation methodologies to be applied in lieu of considering the aforementioned list of factors.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when each Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant securities market movements occurring between the time the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

The Funds’ Trustees have authorized the use of an independent fair valuation service to monitor changes in a designated U.S. market index after foreign markets close, and to implement a fair valuation methodology to adjust the closing prices of foreign securities if the movement in the index is significant.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of good faith fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is

Annual Shareholder Report

Notes to Financial Statements (Continued)

the best indication of a portfolio security’s present value. Good faith fair valuations generally remain unchanged until new information becomes available. Consequently, changes in good faith fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

The valuation techniques described above maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets.
•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3—significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Pursuant to the valuation procedures noted previously, equity securities (including foreign equity securities) are generally recognized as Level 1 securities in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as Level 2 securities). Option securities are generally recognized as Level 1 securities in the fair value hierarchy. Debt securities are generally recognized as Level 2 securities in the fair value hierarchy. Mutual funds, exchange traded funds and cash equivalents are generally recognized as Level 1 securities in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as Level 2 securities).

For the fiscal year ended December 31, 2010, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2010, while the breakdown, by category, of common stocks is disclosed in the Portfolio of Investments for each Fund:

	LEVEL 1—Quoted Prices		LEVEL 2—Other Significant Observable Inputs			Total
Fund Name	Securities	Other Financial Investments*	Securities		Other Financial Investments*	Securities	Other Financial Investments*
Tax-Free Money Market Fund
Municipal Bonds	$—	$—	$76,121,402		$—	$76,121,402	$—
Cash Equivalents	6,211,813	—			—	6,211,813	—

Total	6,211,813	—	76,121,402		—	82,333,215	—
Money Market Fund
U.S. Government Agencies	—	—	92,505,750		—	92,505,750	—
Corporate Bonds	—	—	84,248,873		—	84,248,873	—
Municipal Bonds	—	—	78,760,000		—	78,760,000	—
Commercial Papers	—	—	59,947,313		—	59,947,313	—
Certificates of Deposit	—	—	29,994,442		—	29,994,442	—
U.S. Treasury Obligations	—	—	9,991,062		—	9,991,062	—
Repurchase Agreements	—	—	4,984,900		—	4,984,900
Cash Equivalents	35,000,000	—	—		—	35,000,000	—

Total	35,000,000	—	360,432,340		—	395,432,340	—
Ohio Municipal Money Market Fund
Municipal Bonds	—	—	179,564,747		—	179,564,747	—
Cash Equivalents	18,358,714	—	—		—	18,358,714	—

Total	18,358,714	—	179,564,747		—	197,923,461	—
U.S. Treasury Money Market Fund
U.S. Treasury Obligations	—	—	283,823,453		—	283,823,453	—
Repurchase Agreements	—	—	103,898,000		—	103,898,000	—

Total	—	—	387,721,453		—	387,721,453	—
Dividend Capture Fund
Common Stocks	90,958,472	—	—		—	90,958,472	—
Preferred Stocks	24,558,219	—	1,182,659	(1)	—	25,740,878	—
Mutual Funds	1,384,900	—	—		—	1,384,900	—
Cash Equivalents	1,122,914	—	—		—	1,122,914	—

Total	118,024,505	—	1,182,659		—	119,207,164	—
Global Select Markets Fund
Common Stocks	38,672,486	—	—		—	38,672,486	—
Mutual Funds	1,383,110	—	—		—	1,383,110	—
Foreign Bonds	—	—	1,225,106		—	1,225,106	—
Cash Equivalents	716,754	—	—		—	716,754	—

Total	40,772,350	—	1,225,106		—	41,997,456	—

Annual Shareholder Report

	LEVEL 1—Quoted Prices		LEVEL 2—Other Significant Observable Inputs		Total
Fund Name	Securities	Other Financial Investments*	Securities	Other Financial Investments*	Securities	Other Financial Investments*
Growth Fund
Common Stocks	$126,984,736	$—	$—	$—	$126,984,736	$—
Cash Equivalents	6,700,122	—	—	—	6,700,122	—

Total	133,684,858	—	—	—	133,684,858	—
Income Equity Fund
Common Stocks	103,831,173	—	—	—	103,831,173	—
Cash Equivalents	3,214,284	—	—	—	3,214,284	—

Total	107,045,457	—	—	—	107,045,457	—
International Equity Fund
Common Stocks	278,350,400	—	—	—	278,350,400	—
Mutual Funds	16,243,375	—	—	—	16,243,375	—
Cash Equivalents	8,803,071	—	—	—	8,803,071	—

Total	303,396,846	—	—	—	303,396,846	—
Macro 100 Fund
Common Stocks	43,242,502	—	—	—	43,242,502	—
Cash Equivalents	2,108,417	—	—	—	2,108,417	—

Total	45,350,919	—	—	—	45,350,919	—
Mid Corp America Fund
Common Stocks	146,918,946	—	—	—	146,918,946	—
Cash Equivalents	1,913,483	—	—	—	1,913,483	—

Total	148,832,429	—	—	—	148,832,429	—
New Economy Fund
Common Stocks	54,675,350	—	—	—	54,675,350	—
Options Purchased	510,000	—	—	—	510,000	—
Cash Equivalents	1,609,241	—	—	—	1,609,241	—
Written Options	—	(828,330)	—	—	—	(828,330)

Total	56,794,591	(828,330)	—	—	56,794,591	(828,330)
Real Strategies Fund
Common Stocks	85,942,094	—	—	—	85,942,094	—
Corporate Bonds	—	—	859,425	—	859,425	—
Mutual Funds	7,313,670	—	—	—	7,313,670	—
Cash Equivalents	101,452	—	—	—	101,452	—
Written Options	—	(1,375,219)	—	—	—	(1,375,219)

Total	93,357,216	(1,375,219)	859,425	—	94,216,641	(1,375,219)
Rotating Markets Fund
Common Stocks	36,762,293	—	—	—	36,762,293	—
Mutual Funds	2,345,062	—	—	—	2,345,062	—
Cash Equivalents	183,730	—	—	—	183,730	—

Total	39,291,085	—	—	—	39,291,085	—
Situs Fund
Common Stocks	199,809,652	—	—	—	199,809,652	—
Mutual Funds	4,809,331	—	—	—	4,809,331	—
Cash Equivalents	28	—	—	—	28	—

Total	204,619,011	—	—	—	204,619,011	—
Technical Opportunities Fund
Common Stocks	7,140,354	—	—	—	7,140,354	—
Mutual Funds	3,065,193	—	—	—	3,065,193	—
Cash Equivalents	675,043	—	—	—	675,043	—

Total	10,880,590	—	—	—	10,880,590	—
Fixed Income Securities Fund
Corporate Bonds	—	—	158,338,022	—	158,338,022	—
U.S. Government Agencies	—	—	79,270,592	—	79,270,592	—
U.S. Treasury Obligations	—	—	44,611,402	—	44,611,402	—
U.S. Government Mortgage Backed Agencies	—	—	5,641,624	—	5,641,624	—
Preferred Stocks	841,260	—	—	—	841,260	—
Cash Equivalents	1,571,742	—	—	—	1,571,742	—

Total	2,413,002	—	287,861,640	—	290,274,642	—

Annual Shareholder Report

Notes to Financial Statements (Continued)

	LEVEL 1—Quoted Prices		LEVEL 2—Other Significant Observable Inputs		Total
Fund Name	Securities	Other Financial Investments*	Securities	Other Financial Investments*	Securities	Other Financial Investments*
Intermediate Government Income Fund
U.S. Government Agencies	$—	$—	$67,505,708	$—	$67,505,708	$—
U.S. Government Mortgage Backed Agencies	—	—	24,927,666	—	24,927,666	—
U.S. Treasury Obligations	—	—	15,603,692	—	15,603,692	—
Collateralized Mortgage Obligations	—	—	7,523,901	—	7,523,901	—
Corporate Bonds	—	—	2,041,356	—	2,041,356	—
Cash Equivalents	1,783,867	—	—	—	1,783,867	—

Total	1,783,867	—	117,602,323	—	119,386,190	—
Mortgage Securities Fund
U.S. Government Mortgage Backed Agencies	—	—	67,059,118	—	67,059,118	—
Common Stocks	11,296,160	—	—	—	11,296,160	—
Collateralized Mortgage Obligations	—	—	10,446,146	—	10,446,146	—
U.S. Government Agencies	—	—	9,000,104	—	9,000,104	—
Cash Equivalents	2,668,401	—	—	—	2,668,401	—

Total	13,964,561	—	86,505,368	—	100,469,929	—
Ohio Tax-Free Fund
Municipal Bonds	—	—	51,562,286	—	51,562,286	—
Cash Equivalents	257,778	—	—	—	257,778	—

Total	257,778	—	51,562,286	—	51,820,064	—
Short/Intermediate Fixed Income Securities Fund
Corporate Bonds	—	—	124,098,970	—	124,098,970	—
U.S. Government Agencies	—	—	70,297,175	—	70,297,175	—
U.S. Treasury Obligations	—	—	6,518,437	—	6,518,437	—
Cash Equivalents	4,188,774	—	—	—	4,188,774	—

Total	4,188,774	—	200,914,582	—	205,103,356	—
Balanced Allocation Fund
Mutual Funds	23,818,147	—	—	—	23,818,147	—
Cash Equivalents	749,149	—	—	—	749,149	—

Total	24,567,296	—	—	—	24,567,296	—
Conservative Allocation Fund
Mutual Funds	14,170,871	—	—	—	14,170,871	—
Cash Equivalents	637,641	—	—	—	637,641	—

Total	14,808,512	—	—	—	14,808,512	—
Growth Allocation Fund
Mutual Funds	18,505,437	—	—	—	18,505,437	—
Cash Equivalents	576,965	—	—	—	576,965	—

Total	19,082,402	—	—	—	19,082,402	—

*	Other financial investments are derivative instruments not reflected on the Portfolio of Investments, such as written options contracts.

(1)	Consists of Allianz SE, 8.375%, listed under Financials.

The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between all levels as of December 31, 2010.

B.	Repurchase Agreements

The Funds may enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by Huntington Asset Advisors, Inc., a subsidiary of The Huntington National Bank, to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. It is the policy of the Funds to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

C.	When-Issued and Delayed Transactions

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Annual Shareholder Report

D.	Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions.

E.	Derivative Instruments

Certain of the Funds may be subject to equity price risk and foreign currency exchange risk in the normal course of pursuing their investment objectives. Certain of the Funds may invest in various financial instruments including positions in foreign currency contracts and written option contracts to gain exposure to or hedge against changes in the value of equities or foreign currencies. The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

Foreign Exchange Contracts—Global Select Markets Fund, International Equity Fund, Real Strategies Fund, Situs Fund and Technical Opportunities Fund may enter into forward foreign exchange contracts. A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Such contracts are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to provide the desired currency exposure. The contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When a forward foreign currency contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. At December 31, 2010, Global Select Markets Fund, International Equity Fund, Real Strategies Fund, Situs Fund and Technical Opportunities Fund did not have any forward foreign exchange contracts outstanding.

Written Options Contracts—Certain of the Funds may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

The following is a summary of Dividend Capture Fund's written option activity for the year ended December 31, 2010:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2009	400	$94,118
Options written	1,520	315,809
Options expired	(250)	(45,247)
Options closed	(1,320)	(294,663)
Options exercised	(350)	(70,017)
Outstanding at 12/31/2010	—	$—

The following is a summary of Global Select Markets Fund written option activity for the year ended December 31, 2010:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2009	—	$—
Options written	2,599	295,795
Options expired	(1,728)	(168,563)
Options closed	(50)	(7,100)
Options exercised	(821)	(120,132)
Outstanding at 12/31/2010	—	$—

Annual Shareholder Report

Notes to Financial Statements (Continued)

The following is a summary of Growth Fund's written option activity for the year ended December 31, 2010:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2009	4,207	$529,707
Options written	6,167	870,779
Options expired	(1,654)	(193,081)
Options closed	(5,140)	(686,982)
Options exercised	(3,580)	(520,423)
Outstanding at 12/31/2010	—	$—

The following is a summary of Income Equity Fund's written option activity for the year ended December 31, 2010:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2009	700	$86,191
Options written	5,690	237,110
Options expired	(5,225)	(204,117)
Options closed	(465)	(32,993)
Options exercised	(700)	(86,191)
Outstanding at 12/31/2010	—	$—

The following is a summary of Macro 100 Fund written option activity for the year ended December 31, 2010:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2009	89	$8,174
Options written	70	9,321
Options expired	(89)	(8,174)
Options closed	(35)	(2,240)
Options exercised	(35)	(7,081)
Outstanding at 12/31/2010	—	$—

The following is a summary of Mid Corp America Fund’s written option activity for the year ended December 31, 2010:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2009	—	$—
Options written	1,535	214,777
Options expired	(810)	(104,428)
Options closed	(130)	(27,710)
Options exercised	(595)	(82,639)
Outstanding at 12/31/2010	—	$—

Annual Shareholder Report

The following is a summary of New Economy Fund's written option activity for the year ended December 31, 2010:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2009	354	$92,691
Options written	20,247	9,950,824
Options expired	(406)	(90,728)
Options closed	(19,044)	(9,261,273)
Options exercised	(302)	(170,119)
Outstanding at 12/31/2010	849	$521,395

At December 31, 2010, New Economy Fund had the following outstanding options:

WRITTEN OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
Agrium, Inc.	Call	January 2011	$75	119	$199,920	$(109,830)
CF Industries Holdings	Call	January 2011	110	124	318,060	(182,034)
Cree, Inc.	Call	January 2011	65	160	60,000	29,131
Life Technologies	Call	January 2011	45	98	103,390	(45,865)
Molycorp	Put	January 2011	44	110	17,050	4,900
Netapp, Inc.	Call	January 2011	50	66	35,310	2,441
Riverbed Technology, Inc.	Call	January 2011	30	172	94,600	(5,678)
NET UNREALIZED DEPRECIATION ON WRITTEN OPTION CONTRACTS						$(306,935)

The following is a summary of Real Strategies Fund’s written option activity for the year ended December 31, 2010:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2009	3,327	$449,858
Options written	32,147	6,776,252
Options expired	(7,985)	(985,613)
Options closed	(20,772)	(4,672,263)
Options exercised	(2,717)	(730,364)
Outstanding at 12/31/2010	4,000	$837,870

At December 31, 2010, Real Strategies Fund had the following outstanding options:

WRITTEN OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
United States Natural Gas Fund	Put	January 2011	$10	678	$271,200	$(152,303)
Arch Coal	Call	January 2011	29	443	272,445	(216,767)
Agrium, Inc.	Call	January 2011	70	127	280,035	(172,595)
Allegheny Technologies	Call	January 2011	52.50	200	72,000	(1,491)
Peabody Energy Corp.	Call	January 2011	60	227	102,150	(39,843)
Boston Properties, Inc.	Call	January 2011	90	179	7,607	69,887
Devon Energy Corp.	Put	January 2011	65	125	438	73,849
Molycorp	Put	January 2011	44	450	69,750	20,046
Marathon Oil Corp.	Call	January 2011	35	366	80,154	(41,725)

Annual Shareholder Report

Notes to Financial Statements (Continued)

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
Petroleo Brasileiro SA	Put	January 2011	$37	195	$13,065	$65,689
Tesoro Corp.	Call	January 2011	17.50	600	76,200	(48,000)
Valero Energy	Call	January 2011	20	410	130,175	(94,096)
NET UNREALIZED DEPRECIATION ON WRITTEN OPTION CONTRACTS						$(537,349)

The following is a summary of Situs Fund’s written option activity for the year ended December 31, 2010:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2009	16,927	$2,771,876
Options written	2,000	322,394
Options expired	(6,498)	(1,051,744)
Options closed	(2,772)	(435,569)
Options exercised	(9,657)	(1,606,957)
Outstanding at 12/31/2010	—	$—

The following tables provide a summary of the fair value of derivative instruments, not accounted for as hedging instruments as of December 31, 2010, and the effect of derivative instruments on the Statements of Operations for the year ended December 31, 2010.

The Fair Value of Derivative Instruments as of December 31, 2010:

	Asset Derivatives	Liability Derivatives
Primary Risk Exposure	Statements of Assets and Liabilities Location	Statements of Assets and Liabilities Location	Fund	Fair Value
Option Contracts		Options Written, at value	New Economy Fund	$828,330
			Real Strategies Fund	1,375,219
	Investments, at value		New Economy Fund	510,000

The effect of Derivative Instruments on the Statements of Operations for the year ended December 31, 2010:

Derivatives not accounted for as hedging instruments under Statement 133	Location of Gain (Loss) on Derivatives Recognized in Income	Fund	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income	Gross Notional Amount Outstanding as of December 31, 2010
Option Contracts	Net Realized gain (loss) on option transactions/net change in unrealized appreciation/depreciation of investments and options	Dividend Capture Fund	$120,070	$(27,118)	$—
		Global Select Markets Fund	159,427	—	—
		Growth Fund	(48,558)	738,703	—
		Income Equity Fund	82,415	(14,816)	—
		Macro 100 Fund	3,122	(5,539)	—
		Mid Corp America Fund	97,229	—	—
		New Economy Fund	(3,189,034)	(632,829)	20,567,500
		Real Strategies Fund	(289,055)	(608,300)	13,539,700
		Situs Fund	1,344,298	244,339	—
		Technical Opportunities Fund	(44,029)	—	—

The gross notional amount of options outstanding (both purchased and written) is indicative of the volume of each Fund’s derivative activity for the year ended December 31, 2010.

Derivative positions open during the period and at period end are reflected for each Fund in the tables above. The volume of these positions relative to each Fund’s net assets at the close of the reporting period is generally higher than the volume of such positions at the beginning of the reporting period. The

Funds value derivative instruments at fair value and recognize changes in fair value currently in the results on operations.

F. Securities Lending

To generate additional income, the Funds may lend a certain percentage of their total assets, to the extent permitted by the 1940 Act or the rules or regulations thereunder, on a short-term basis to certain brokers, dealers or other financial

Annual Shareholder Report

institutions. In determining whether to lend to a particular broker, dealer or financial institution, the Advisor will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the borrower. Any loans made will be continuously secured by collateral in cash at least equal to 100% of the value of the securities on loan for the Funds, based on the prior day’s closing price. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities on loan. In addition, the Funds retain all or a portion of the interest received on investment of collateral or receive a fee from the borrower. Collateral is marked-to-market daily. One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although the loan is fully collateralized, if a borrower defaults, a Fund could lose money. There is also the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. Loans are subject to termination by the Funds or the borrower at any time and, therefore, are not considered to be illiquid investments. Brown Brothers Harriman (“BBH”) serves as the sub-custodian for the securities lending. BBH retains a portion of the earnings from the investment and reinvestment of cash collateral and a portion of any loan fees paid by borrowers with respect to securities loans. As of December 31, 2010, the Funds did not have securities on loan.

G. Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Trust’s Pricing Committee. At December 31, 2010, the Money Market Fund, Fixed Income Securities Fund and Short/Intermediate Fixed Income Securities Fund held illiquid restricted securities representing 5.05%, 2.65% and 2.02%, respectively, of net assets as listed below:

Issuer Description	Acquisition Date	Principal Amount	Cost	Value
Money Market Fund:
ANZ National Int'l Ltd/London, 0.388%, 07/25/11	7/26/10	$15,000,000	$15,000,000	$15,000,000
Shell International, 0.490%, 03/02/11	7/29/10	5,000,000	4,985,000	4,995,833
Fixed Income Securities Fund:
Barrick International Bank Corp., 5.750%, 10/15/16	12/17/09	2,000,000	1,919,640	2,198,122
FIA Card Services NA, Series BKNT, 7.125%, 11/15/12	6/20/06	3,000,000	3,205,500	3,244,002
Verizon Wireless, 7.375%, 11/15/13	(a)	2,000,000	2,084,550	2,317,118
Short/Intermediate Fixed Income Securities Fund:
HSBC Financial Corp., 3.500%, 06/28/15	9/24/10	2,000,000	2,105,880	2,050,210
MetLife Global Funding I, 5.125%, 11/9/11	3/5/08	2,000,000	2,060,600	2,071,436

(a)	Purchased on various dates beginning 11/20/08.
H.	Security Transactions and Related Income

During the period, investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date.

I.	Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly for the Funds except as follows: Dividend Capture Fund, Income Equity Fund, Mortgage Securities Fund and Conservative Allocation Fund declare and pay dividends, if any, monthly; International Equity Fund, Macro 100 Fund, Mid

Corp America Fund, New Economy Fund, Rotating Markets Fund, Situs Fund, Technical Opportunities Fund and Growth Allocation Fund declare and pay dividends, if any, annually; and Growth Fund, Real Strategies Fund and Balanced Allocation Fund declare and pay dividends, if any, quarterly. Dividends are declared separately for each class. No class has preferential rights; differences in per share dividend rates are generally due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends from net investment income and net realized gains are determined in accordance with the federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. foreign currency gain/loss, paydowns, distributions and income received from pass through investments, and net investment loss adjustments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes;

Annual Shareholder Report

Notes to Financial Statements (Continued)

temporary differences do not require reclassification. Temporary differences are primarily due to market discounts, capital loss carryforwards and losses deferred due to wash sales, straddles, and return of capital from investments.

Certain of the Funds may own shares of real estate investments trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the individual REIT.

J.	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses specific to a class are charged to that class.

Except for the daily dividend Funds, expenses not directly attributable to a Fund are allocated proportionally among various Funds or all Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. For the daily dividend Funds, expenses not directly attributable to a Fund are allocated pursuant to the “settled shares method.” Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

K.	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Withholding taxes on foreign interest, dividends and capital gains with respect to International Equity Fund, Real Strategies Fund, Situs Fund and Technical Opportunities Fund have been provided for in accordance with each applicable country’s tax rules and rates.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)*
Tax-Free Money Market Fund	$82,333,215	$—	$—	$—
Money Market Fund	395,432,340	—	—	—
Ohio Municipal Money Market Fund	197,923,461	—	—	—
U.S. Treasury Money Market Fund	387,721,803	—	(350)	(350)
Dividend Capture Fund	110,340,426	9,911,539	(1,044,802)	8,866,737
Global Select Markets Fund	37,269,969	4,995,732	(268,245)	4,727,487
Growth Fund	117,170,410	18,475,596	(1,961,148)	16,514,448
Income Equity Fund	99,210,417	9,989,736	(2,154,696)	7,835,040
International Equity Fund	244,928,041	66,258,604	(7,789,798)	58,468,806
Macro 100 Fund	37,212,611	9,229,202	(1,090,895)	8,138,307
Mid Corp America Fund	83,429,808	65,715,060	(312,438)	65,402,622
New Economy Fund	48,994,651	8,021,846	(1,050,237)	6,971,609
Real Strategies Fund	84,342,131	15,071,736	(6,578,045)	8,493,691
Rotating Markets Fund	34,156,896	5,135,399	(1,211)	5,134,188
Situs Fund	142,322,566	66,602,127	(4,305,682)	62,296,445
Technical Opportunities Fund	10,300,488	618,381	(37,879)	580,102
Fixed Income Securities Fund	276,424,941	14,830,771	(981,071)	13,849,700
Intermediate Government Income Fund	113,800,793	5,979,232	(393,835)	5,585,397
Mortgage Securities Fund	95,085,207	5,862,094	(477,373)	5,384,721
Ohio Tax-Free Fund	51,558,601	753,953	(492,490)	261,463
Short/Intermediate Fixed Income Securities Fund	201,393,843	4,591,905	(882,392)	3,709,513
Balanced Allocation Fund	22,321,171	2,566,443	(320,317)	2,246,126
Conservative Allocation Fund	14,090,738	732,968	(15,193)	717,775
Growth Allocation Fund	16,716,381	2,413,571	(47,550)	2,366,021

*	The differences between the book-basis unrealized appreciation/(depreciation) are attributable primarily to: tax deferral of losses on wash sales, the differences between book and tax amortization methods for premium and market discount, differences related to partnership investments, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies and the return of capital adjustments from real estate investment trusts.

Annual Shareholder Report

As of December 31, 2010, for federal income tax purposes, the following Funds had capital loss carryforwards available to offset future gains, if any, to the extent provided by the Treasury regulations:

	Expiration Year
	2011	2012	2013	2014	2015	2016	2017	2018
Tax-Free Money Market Fund	$231	$1,529	$5,818	$4,861	$1,434	$60,543	$55,252	$—
Money Market Fund	438,540	3,032	7,224	921	106	—	—	—
Ohio Municipal Money Market Fund	—	463	25,291	7,739	12,350	—	193,762	14,321
Dividend Capture Fund	—	—	—	—	—	7,483,221	23,601,723	—
Global Select Markets Fund	—	—	—	—	—	—	—	86,796
Income Equity Fund	—	—	—	—	—	—	18,290,031	—
International Equity Fund	—	—	—	—	—	—	19,366,897	3,782,569
Macro 100 Fund	—	—	—	—	—	6,793,287	826,640	855,981
New Economy Fund	—	—	—	—	—	1,910,726	21,858,508	—
Real Strategies Fund	—	—	—	—	—	1,193,027	15,813,875	1,826,337
Rotating Markets Fund	—	—	—	—	—	—	4,284,016	—
Situs Fund	—	—	—	—	—	—	8,623,731	—
Technical Opportunities Fund	—	—	—	—	—	86,652	1,310,241	—
Mortgage Securities Fund	—	—	—	—	—	6,916	753,414	140,239
Short/Intermediate Fixed Income Securities Fund	—	—	—	613,260	299,850	850,465	277,960	—

During the year ended December 31, 2010, the Money Market Fund, Dividend Capture Fund, Growth Fund, Income Equity Fund, Mid Corp America Fund, New Economy Fund, Rotating Markets Fund, Situs Fund, Fixed Income Securities Fund, Ohio Tax-Free Fund, Technical Opportunities Fund and Short/Intermediate Fixed Income Securities Fund, utilized $2,215, $3,327,592, $26,278,447, $8,622,018, $545,578, $269,571, $3,306,337, $5,612,843, $1,035,827, $89,568, $1,468,100 and $1,408,501, respectively, in capital loss carryforwards.

The tax character of distributions paid during the fiscal year ended December 31, 2010, was as follows:

	Distributions Paid From*
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Tax Return of Capital	Total Distributions Paid
Tax-Free Money Market Fund	$—	$—	$—	$9,406	$—	$9,406
Money Market Fund	46,504	—	46,504	—	—	46,504
Ohio Municipal Money Market Fund	—	—	—	23,103	—	23,103
U.S. Treasury Money Market Fund	37,149	—	37,149	—	—	37,149
Dividend Capture Fund	2,924,965	—	2,924,965	—	—	2,924,965
Global Select Markets Fund	399,831	—	399,831	—	51,500	451,331
Growth Fund	397	—	397	—	—	397
Income Equity Fund	2,653,177	—	2,653,177	—	—	2,653,177
International Equity Fund	2,464,176	—	2,464,176	—	—	2,464,176
Macro 100 Fund	39,179	—	39,179	—	—	39,179
Mid Corp America Fund	62,512	4,705,238	4,767,750	—	—	4,767,750
Real Strategies Fund	464,942	—	464,942	—	—	464,942
Rotating Markets Fund	2,699	—	2,699	—	—	2,699
Technical Opportunities Fund	2,356	—	2,356	—	—	2,356
Fixed Income Securities Fund	8,093,924	253,105	8,347,029	—	—	8,347,029
Intermediate Government Income Fund	3,282,208	268,472	3,550,680	—	—	3,550,680
Mortgage Securities Fund	3,202,168	—	3,202,168	—	—	3,202,168
Ohio Tax-Free Fund	1,862	170,347	172,209	1,159,655	—	1,331,864
Short/Intermediate Fixed Income Securities Fund	3,414,557	—	3,414,557	—	—	3,414,557
Balanced Allocation Fund	265,841	3,592	269,433	—	—	269,433
Conservative Allocation Fund	259,033	10,807	269,840	—	—	269,840
Growth Allocation Fund	213,302	3,762	217,064	—	—	217,064

*	The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income for tax purposes.

Annual Shareholder Report

Notes to Financial Statements (Continued)

The tax character of distributions paid during the fiscal year ended December 31, 2009, was as follows:

	Distributions Paid From*
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Tax Return of Capital	Total Distributions Paid
Tax-Free Money Market Fund	$—	$—	$—	$106,763	$—	$106,763
Money Market Fund	119,933	—	119,933	—	—	119,933
Ohio Municipal Money Market Fund	—	—	—	260,936	—	260,936
U.S. Treasury Money Market Fund	75,445	—	75,445	—	—	75,445
Dividend Capture Fund	3,273,481	—	3,273,481	—	181,686	3,455,167
Growth Fund	33,067	—	33,067	—	—	33,067
Income Equity Fund	2,900,265	—	2,900,265	—	78,559	2,978,824
International Equity Fund	2,999,359	599,753	3,599,112	—	—	3,599,112
Macro 100 Fund	59,957	—	59,957	—	255	60,212
Mid Corp America Fund	326,636	—	326,636	—	42,088	368,724
Real Strategies Fund	702,404	—	702,404	—	35,377	737,781
Rotating Markets Fund	425,209	—	425,209	—	—	425,209
Situs Fund	234,007	252,704	486,711	—	159,010	645,721
Technical Opportunities Fund	58,282	—	58,282	—	—	58,282
Fixed Income Securities Fund	7,908,394	592,803	8,501,197	—	—	8,501,197
Intermediate Government Income Fund	3,739,795	347	3,740,142	—	—	3,740,142
Mortgage Securities Fund	3,437,734	—	3,437,734	—	66,854	3,504,588
Ohio Tax-Free Fund	8	—	8	1,165,927	—	1,165,935
Short/Intermediate Fixed Income Securities Fund	3,171,340	—	3,171,340	—	—	3,171,340
Balanced Allocation Fund	74,568	—	74,568	—	—	74,568
Conservative Allocation Fund	96,902	—	96,902	—	—	96,902
Growth Allocation Fund	60,680	—	60,680	—	—	60,680

*	The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income for tax purposes.

As of December 31, 2010, the components of accumulated earnings (deficit) were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
Tax-Free Money Market Fund	$—	$—	$—	$—	$—	$(131,067)	$—	$(131,067)
Money Market Fund	—	—	—	—	—	(456,629)	—	(456,629)
Ohio Municipal Money Market Fund	—	—	—	—	—	(253,836)	—	(253,836)
U.S. Treasury Money Market Fund	—	4,160	—	4,160	—	—	(350)	3,810
Dividend Capture Fund	—	20,581	—	20,581	—	(31,084,944)	8,866,737	(22,197,626)
Global Select Markets Fund	—	—	—	—	—	(137,941)	4,728,263	4,590,322
Growth Fund	—	—	487,671	487,671	—	(435)	16,514,448	17,001,684
Income Equity Fund	—	30,105	—	30,105	—	(18,366,030)	7,835,040	(10,500,885)
International Equity Fund	—	2,718,214	—	2,718,214		(23,179,957)	58,514,888	38,053,145
Macro 100 Fund	—	2,055	—	2,055	—	(8,480,238)	8,138,307	(339,876)
Mid Corp America Fund	—	117,757	478,457	596,214	—	—	65,402,622	65,998,836
New Economy Fund	—	—	—	—	—	(24,121,337)	6,971,609	(17,149,728)
Real Strategies Fund	—	65,886	—	65,886	—	(19,159,389)	8,493,691	(10,599,812)
Rotating Markets Fund	—	101,064	—	101,064	—	(4,284,016)	5,134,188	951,236
Situs Fund	—	—	—	—	—	(8,639,637)	62,296,824	53,657,187
Technical Opportunities Fund	—	—	—	—	—	(1,396,894)	580,102	(816,792)
Fixed Income Securities Fund	—	19,735	314,445	334,180	—	—	13,849,700	14,183,880
Intermediate Government Income Fund	—	92,673	8,440	101,113	—	(19,990)	5,585,396	5,666,519
Mortgage Securities Fund	—	220,843	—	220,843	—	(977,124)	5,384,721	4,628,440
Ohio Tax-Free Fund	—	—	82,966	82,966	(187)	—	261,463	344,242
Short/Intermediate Fixed Income Securities Fund	—	—	—	—	—	(2,041,535)	3,709,513	1,667,978
Balanced Allocation Fund	—	31,381	39,254	70,635	—	—	2,246,126	2,316,761
Conservative Allocation Fund	—	17,433	15,907	33,340	—	—	717,775	751,115
Growth Allocation Fund	—	20,117	39,228	59,345	—	—	2,366,021	2,425,366

*	The differences between the book-basis unrealized appreciation (depreciation) are attributable primarily to: tax deferral of losses on wash sales, the differences between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

Annual Shareholder Report

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended December 31, 2010, the Funds deferred post-October capital losses and post-October currency losses as follows:

Fund	Capital Losses	Currency Losses
Tax-Free Money Market Fund	$1,399	$—
Money Market Fund	6,806	—
Global Select Markets Fund	—	51,145
Growth Fund	—	435
Income Equity Fund	—	5
International Equity Fund	—	30,491
Situs Fund	15,906	—
Intermediate Government Income Fund	19,990	—
Mortgage Securities Fund	76,555	—

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

L.	Subsequent Events

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.

(3)	Investment Advisory Fee and Other Transactions with Affiliates

	Tiered Annual Rate:
Fund	Up to $500 million	On the next $500 million	In Excess of $1 billion
Tax-Free Money Market Fund	0.30%	0.25%	0.20%
Money Market	0.30%	0.25%	0.20%
Ohio Municipal Money Market Fund	0.30%	0.25%	0.20%
Dividend Capture Fund	0.75%	0.70%	0.65%
Growth Fund	0.60%	0.55%	0.50%
Income Equity Fund	0.60%	0.55%	0.50%
International Equity Fund	1.00%	0.95%	0.90%
Macro 100 Fund	0.75%	0.70%	0.65%
Mid Corp America Fund	0.75%	0.70%	0.65%
New Economy Fund	0.85%	0.80%	0.75%
Real Strategies Fund	0.75%	0.70%	0.65%
Rotating Markets Fund	0.50%	0.45%	0.40%
Situs Fund	0.75%	0.70%	0.65%
Technical Opportunities Fund	0.75%	0.70%	0.65%
Fixed Income Securities Fund	0.50%	0.45%	0.40%
Intermediate Government Income Fund	0.50%	0.45%	0.40%
Mortgage Securities Fund	0.50%	0.45%	0.40%
Ohio Tax-Free Fund	0.50%	0.45%	0.40%
Short/Intermediate Fixed Income Securities Fund	0.50%	0.45%	0.40%

Investment Advisory Fee—Huntington Asset Advisors, Inc. (the “Advisor”), a subsidiary of The Huntington National Bank (“Huntington”), serves as the Funds’ investment advisor. The Advisor receives a fee for its services, computed daily and paid monthly, based on a percentage of each Fund’s average daily net assets on a tiered basis, according to the table below:

The U.S. Treasury Money Market Fund pays the Advisor a fee of 0.20% of its average daily net assets, computed daily and paid monthly. Global Select Markets Fund pays the Advisor a fee of 1.00% of the Fund’s average daily net assets, computed daily and paid monthly, up to $500 million, 0.95% of the Fund’s average daily net assets between $500 million and $1 billion and 0.90% of the Fund’s average daily net assets over $1 billion. They Advisor has agreed to contractually waive all or a portion of its investment advisory fee for Global Select

Markets Fund (based on average daily net assets to which it is otherwise entitled to receive and/or to reimburse certain operating expenses and acquired (underlying) fund operating expenses to not more than 1.90% and 2.15% of Trust Shares and Class A Shares, respectively, through April 30, 2011. Additionally, each of Balanced Allocation Fund, Conservative Allocation Fund and Growth Allocation Fund pays the Advisor a fee of 0.10% of its average daily net assets, computed daily and paid monthly. The Advisor has agreed to contractually waive all or a portion of its investment advisory fee for Balanced Allocation Fund, Conservative Allocation Fund and Growth Allocation Fund (based on average daily net assets) to which it is otherwise entitled to receive and/or to reimburse certain operating expenses of Balanced Allocation Fund, Conservative Allocation Fund and Growth Allocation Fund in

Annual Shareholder Report

Notes to Financial Statements (Continued)

order to limit the total direct net annual operating expenses and acquired (underlying) fund operating expenses to not more than 1.90% of the average daily net assets of each of Balanced Allocation Fund, Conservative Allocation Fund and Growth Allocation Fund through April 30, 2011.

Huntington and the Advisor may also pay out of their reasonable profits and other resources (including those of their affiliates) advertising, marketing, and other expenses for the benefit of the Funds.

Consulting Fee—Laffer Investments, Inc. acts as a consultant (“the Consultant”) to the Advisor for Macro 100 Fund. The Advisor pays the Consultant a fee for its services. Neither the Trust nor the Macro 100 Fund is liable for payment of this fee.

Administrative and Financial Administration Fees—Huntington is the Administrator to the Trust, and Huntington Asset Services, Inc. (“HASI”), an affiliate of Huntington, is the Sub-Administrator. Prior to September 1, 2010, Citi Fund Services Ohio, Inc. was the Sub-Administrator. As Administrator, Huntington provides the Funds with certain administrative services. As Sub-Administrator, HASI provides the Funds with certain administrative personnel, and generally assists with the provision of administrative services necessary to operate the Funds. The Administrator pays the Sub-Administrator a fee for the services it provides to the Trust. Huntington also provides portfolio accounting services to the Funds. Huntington has sub-contracted certain fund accounting services to HASI. HASI is paid directly by Huntington, not the Funds, for these services. The fees paid for administrative, sub-administrative, financial administrative and sub-financial administrative services are based on the level of average net assets of each Fund for the period, subject to minimum fees in certain circumstances.

Maximum Administrative Fee	Average Daily Net Assets of the Trust
0.1822%	On the first $4 billion
0.1650%	On the next $2 billion
0.1575%	On the next $2 billion
0.1450%	On assets in excess of $8 billion

There is no minimum annual fee per fund or class of shares.

Distribution and Shareholder Services Fees—The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Plan, the Funds will compensate qualified intermediaries for distribution services in connection with Class A Shares not to exceed 0.25% of the daily net assets of each Fund’s Class A Shares. Trust Shares are not subject to Rule 12b-1 fees. Class A Shares and Trust Shares are also subject to a shareholder services fee not to exceed 0.25% of the daily net assets of such shares. For the year ended December 31, 2010, Huntington and its affiliates received $4,759,286 in shareholder service fees. For the fiscal year ended December 31, 2010, Unified Financial Securities, Inc., the Funds’ distributor, received underwriter commissions of $157,922 earned on sales of Class A Shares. For the year ended December 31, 2010, the Funds paid $1,620,650 to affiliated broker-dealers of the Funds.

Transfer and Dividend Disbursing Agent Fees and Expense—HASI is the transfer and dividend disbursing agent for the Funds. For its services, HASI receives a yearly fixed amount per shareholder account, subject to a yearly minimum fee of $12,000 for each of the Funds. Unified is also entitled to receive additional amounts that may be activity or time-based charges, plus reimbursement for out-of-pocket expenses.

Custodian Fees—Huntington serves as custodian for each of the Funds. Brown Brothers Harriman serves as sub-custodian for Global Select Market Fund’s, International Equity Fund’s, Real Strategies Fund’s, Situs Fund’s and Technical Opportunities Fund’s foreign assets. Huntington and Brown Brothers Harriman receive fees based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses.

Compliance Services—The Trust has contracted with Huntington to provide a Chief Compliance Officer to the Trust, for which it pays Huntington $125,000 annually.

General—Certain officers of the Trust are Officers, Directors and/or Trustees of the above companies.

Annual Shareholder Report

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in a certain affiliated money market fund which is managed by the Advisor. Income distributions earned from investments in this fund are recorded as income from affiliates in the accompanying financial statements. A summary of each Fund’s investment in such affiliated money market fund (Huntington Money Market Fund) is set forth below:

Fund	12/31/09 Market Value	Purchases	Sales	12/31/10 Market Value	Income
Dividend Capture Fund	$1,008,304	$42,805,286	$(42,690,676)	$1,122,914	$227
Global Select Markets Fund	151	26,810,329	(26,093,976)	716,504	203
Growth Fund	515,548	176,836,709	(170,652,135)	6,700,122	575
Income Equity Fund	843,426	24,019,132	(21,648,274)	3,214,284	182
International Equity	8,877,051	125,635,398	(125,709,378)	8,803,071	1,360
Macro 100 Fund	2,087,400	15,543,036	(15,522,019)	2,108,417	349
Mid Corp America Fund	6,946,743	38,700,190	(43,733,450)	1,913,483	640
New Economy Fund	4,594,933	70,134,424	(73,120,116)	1,609,241	408
Real Strategies Fund	8,766,417	26,457,021	(35,121,986)	101,452	579
Rotating Markets Fund	2,012,698	14,185,007	(16,013,975)	183,730	189
Situs Fund	1,505,460	60,405,117	(61,910,549)	28	540
Technical Opportunities Fund	214,085	7,004,240	(6,543,282)	675,043	50
Fixed Income Securities Fund	5,082,016	104,082,073	(107,592,347)	1,571,742	744
Intermediate Government Income Fund	2,143,403	38,079,197	(38,438,733)	1,783,867	339
Mortgage Securities Fund	2,781,569	37,285,156	(37,398,324)	2,668,401	301
Short/Intermediate Fixed Income Securities Fund	5,261,922	90,988,637	(92,061,785)	4,188,774	495

Additionally, Balanced Allocation Fund, Conservative Allocation Fund and Growth Allocation Fund invest in other Funds within the Trust. A summary of these investments in affiliated funds is set forth below:

Balanced Allocation Fund	12/31/09 Market Value	Purchases	Sales	12/31/10 Market Value	Income
Money Market Fund	$168,439	$7,258,950	$(6,678,240)	$749,149	$54
Dividend Capture Fund	658,235	636,154	(228,958)	1,165,338	28,789
Growth Fund	1,360,546	1,036,685	(511,636)	2,093,366	6
Income Equity Fund	1,392,759	1,060,678	(474,130)	2,160,184	45,965
International Equity Fund	2,727,944	1,628,631	(1,386,739)	3,133,325	25,211
Macro 100 Fund	485,037	1,743,807	(271,551)	2,181,473	1,968
Mid Corp America Fund	636,592	613,732	(330,448)	1,126,908	507
New Economy Fund	366,926	502,915	(125,297)	844,626	—
Situs Fund	1,081,195	979,796	(495,262)	2,004,678	11
Fixed Income Securities Fund	2,212,275	2,348,644	(470,064)	4,147,173	96,424
Intermediate Government Income Fund	1,031,894	1,093,215	(208,238)	1,933,254	41,381
Mortgage Securities Fund	594,823	607,977	(110,296)	1,101,642	28,678
Short/Intermediate Fixed Income Securities Fund	593,721	1,440,893	(106,719)	1,926,180	19,934

Conservative Allocation Fund	12/31/09 Market Value	Purchases	Sales	12/31/10 Market Value	Income
Money Market Fund	$123,821	$3,579,823	$(3,066,002)	$637,641	$36
Dividend Capture Fund	216,561	111,712	(120,124)	231,157	7,130
Growth Fund	447,260	160,619	(235,785)	414,890	1
Income Equity Fund	457,610	166,412	(233,978)	428,107	11,643
International Equity Fund	896,554	204,152	(501,513)	620,425	4,975
Macro 100 Fund	159,612	404,726	(176,630)	432,293	389
Mid Corp America Fund	209,368	108,267	(133,681)	223,074	99
New Economy Fund	121,007	101,433	(76,821)	167,208	—
Situs Fund	355,064	172,122	(225,423)	397,378	—
Fixed Income Securities Fund	4,113,792	1,506,946	(601,991)	5,125,522	143,056
Intermediate Government Income Fund	1,919,886	695,897	(260,940)	2,388,604	61,587
Mortgage Securities Fund	1,104,907	386,668	(148,695)	1,362,587	39,673
Short/Intermediate Fixed Income Securities Fund	1,104,188	1,346,190	(73,057)	2,379,626	29,209

Annual Shareholder Report

Notes to Financial Statements (Continued)

Growth Allocation Fund	12/31/09 Market Value	Purchases	Sales	12/31/10 Market Value	Income
Money Market Fund	$222,574	$4,508,044	$(4,153,652)	$576,965	$37
Dividend Capture Fund	831,893	504,387	(233,415)	1,207,081	31,387
Growth Fund	1,717,941	798,111	(554,009)	2,169,260	7
Income Equity Fund	1,757,710	740,350	(441,464)	2,238,576	50,557
International Equity Fund	3,440,856	1,220,726	(1,539,411)	3,250,323	26,097
Macro 100 Fund	612,087	1,622,523	(196,421)	2,262,629	2,037
Mid Corp America Fund	802,306	448,136	(264,709)	1,166,583	520
New Economy Fund	464,258	408,224	(99,448)	875,746	—
Situs Fund	1,364,686	694,360	(438,507)	2,079,110	4
Fixed Income Securities Fund	878,910	877,687	(295,102)	1,482,045	34,450
Intermediate Government Income Fund	410,555	408,991	(134,748)	691,331	14,820
Mortgage Securities Fund	236,406	225,445	(71,602)	393,913	10,219
Short/Intermediate Fixed Income Securities Fund	235,224	527,642	(73,748)	688,840	7,133

Tax-Free Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund and U.S. Treasury Money Market Fund (collectively the “Money Market Funds”) were subject to a fee waiver and expense reimbursement agreement with the Advisor whereby the Advisor has agreed to waive fees or reimburse expenses in amounts necessary to maintain a minimum yield of 0.01% and in which the Money Market Funds have agreed to repay amounts that were waived or reimbursed by the Adviser for a period up to three years after such waiver or reimbursement was made to the extent that such repayments would not cause the yield of a class to decrease below 0.01%. As of December 31, 2010, the following amounts have been waived or reimbursed by the Adviser and are subject to repayment by the respective Fund:

Fund	Amount Waived or Reimbursed	Expiring Beginning December 31,
Tax-Free Money Market Fund	$158,548	2012
	474,740	2013
Money Market Fund	1,526,152	2012
	2,696,185	2013
Ohio Municipal Money Market	506,451	2012
	1,357,243	2013
U.S. Treasury Money Market Fund	1,437,890	2012
	2,375,535	2013

(4)	Rotating Markets Fund, Real Strategies Fund, Technical Opportunities Fund, Balanced Allocation Fund, Conservative Allocation Fund and Growth Allocation Fund Structure

Rotating Markets Fund, Real Strategies Fund, Technical Opportunities Fund, Balanced Allocation Fund, Conservative Allocation Fund and Growth Allocation Fund (“Investing Funds”), in accordance with their prospectus, seek to achieve their investment objectives by investing in other investment companies (“Underlying Funds”) with similar investment objectives. As a result, investors in the Investing Funds incur expenses of both the Investing Funds and Underlying Funds, including transaction costs related to the purchases and sales of Underlying Fund shares.

(5)	Investment Transactions

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2010, were as follows:

Fund	Purchases	Sales
Dividend Capture Fund	$132,215,730	$108,879,017
Global Select Markets Fund	46,355,811	9,277,062
Growth Fund	366,313,944	397,715,954
Income Equity Fund	91,505,975	105,881,085
International Equity Fund	116,755,689	159,538,286
Macro 100 Fund	18,927,092	9,023,230
Mid Corp America Fund	25,269,759	39,012,236
New Economy Fund	124,113,701	127,719,540
Real Strategies Fund	27,528,202	16,503,196
Rotating Markets Fund	94,593,708	99,717,457
Situs Fund	55,428,862	55,307,184
Technical Opportunities Fund	40,712,044	40,829,421
Fixed Income Securities Fund	142,810,100	47,180,145
Intermediate Government Income Fund	34,311,324	6,242,973
Mortgage Securities Fund	28,380,229	5,838,160
Ohio Tax-Free Fund	17,319,915	8,833,664
Short/Intermediate Fixed Income Securities Fund	118,651,590	35,222,984
Balanced Allocation Fund	13,693,127	4,676,550
Conservative Allocation Fund	5,365,144	2,783,373
Growth Allocation Fund	8,476,581	4,379,632

Purchases and sales of long-term U.S. government securities, for the year ended December 31, 2010, were as follows:

Fund	Purchases	Sales
Fixed Income Securities Fund	$60,741,218	$28,410,853
Intermediate Government Income Fund	34,311,324	6,242,973
Mortgage Securities Fund	24,404,902	5,362,451
Short/Intermediate Fixed Income Securities Fund	55,845,580	11,132,383

(6)	Concentration of Credit Risk

Since each of Ohio Municipal Money Market Fund and Ohio Tax-Free Fund invest a substantial portion of their assets in issuers located in the state of Ohio, they will be more susceptible to factors adversely affecting issuers of Ohio than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at December 31, 2010, the securities in the portfolio of investments are backed by letters of credit or bond insurance from various financial institutions and financial guaranty assurance agencies, as indicated on each Fund’s Portfolio of Investments.

Annual Shareholder Report

(7)	Foreign Investment Risk

Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, imposed capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have severe effect on security prices and impair the Fund’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts, and financial reporting standards or regulatory requirements may not be comparable to those applicable to U.S. companies.

(8)	Other Tax Information (unaudited)

For the year ended December 31, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2010 Form 1099-DIV.

For the year ended December 31, 2010, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Dividend Capture Fund	100%
Global Select Markets Fund	100%
Growth Fund	100%
Income Equity Fund	100%
Macro 100 Fund	100%
International Equity Fund	100%
Mid Corp America Fund	100%
Real Strategies Fund	100%
Rotating Markets Fund	100%
Technical Opportunities Fund	100%
Balanced Allocation Fund	29%
Conservative Allocation Fund	13%
Growth Allocation Fund	39%

For the taxable year ended December 31, 2010, the following percentage of ordinary income dividends paid by the Funds qualify for the dividends received deduction available to corportions:

Fund	Dividends Received Deduction
Dividend Capture Fund	100%
Global Select Markets Fund	100%
Growth Fund	100%
Income Equity Fund	100%
Macro 100 Fund	100%
International Equity Fund	100%
Mid Corp America Fund	100%
Real Strategies Fund	100%
Rotating Markets Fund	52%
Technical Opportunities Fund	100%
Balanced Allocation Fund	25%
Conservative Allocation Fund	12%
Growth Allocation Fund	33%

The Funds designate the following amounts as long-term capital gains distributions. The amounts designated may not agree with long term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

Fund	Long Term Capital Gains Paid Amount
Mid Corp America Fund	4,705,238
Fixed Income Securities Fund	253,105
Intermediate Government Income Fund	268,472
Ohio Tax Free Fund	170,347
Balanced Allocation Fund	3,592
Conservative Allocation Fund	10,807
Growth Allocation Fund	3,762

For the year ended December 31, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following Funds designated the following percentage of ordinary dividends paid as qualified interest income distribution:

Fund	Qualified Interest Income
Money Market Fund	100%
U.S. Treasury Money Market Fund	99%
Intermediate Government Income Fund	98%
Mortgage Securities Fund	96%
Short/Intermediate Fixed Income Securities Fund	100%
Balanced Allocation Fund	43%
Conservative Allocation Fund	73%
Growth Allocation Fund	8%

Annual Shareholder Report

Notes to Financial Statements (Continued)

The Funds designated the following amounts as short term capital gain distributions:

Fund	Short Term Capital Gains Paid Amount
U.S. Treasury Money Market Fund	$4,158
Fixed Income Securities	108,796
Balanced Allocation Fund	88,674
Conservative Allocation Fund	52,432
Growth Allocation Fund	116,550

The International Equity Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign coutries. Foreign source income and foreign tax expense per outstanding shares on December 31, 2010 are as follows:

Fund	Foreign Source Income	Foreign Tax Expense
International Equity Fund	0.30	0.02

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2010. These shareholders will receive more detailed information along with the 2010, Form 1099 DIV.

For the year ended December 31, 2010, certain Funds designated the maximum allowable, but not less than the following amounts, as tax-exempt dividends:

Fund	Amount
Tax Free Money Market	$9,406
Ohio Municipal Money Market Fund	23,103
Ohio Tax Free Fund	1,159,654

Annual Shareholder Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of The Huntington Funds:

We have audited the accompanying statements of assets and liabilities of the Huntington Tax-Free Money Fund, Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Dividend Capture Fund, Huntington Global Select Markets Fund, Huntington Growth Fund, Huntington Income Equity Fund, Huntington International Equity Fund, Huntington Macro 100 Fund, Huntington Mid Corp America Fund, Huntington New Economy Fund, Huntington Real Strategies Fund, Huntington Rotating Market Fund, Huntington Situs Fund, Huntington Technical Opportunities Fund, Huntington Fixed Income Securities Fund, Huntington Intermediate Government Income Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, Huntington Short/Intermediate Fixed Income Securities Fund, Huntington Balanced Allocation Fund, Huntington Conservative Allocation Fund, and Huntington Growth Allocation Fund (twenty-four of the portfolios constituting The Huntington Funds, collectively referred to as the “Funds”), including the portfolios of investments, as of December 31, 2010, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of The Huntington Funds identified above at December 31, 2010, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio

March 1, 2011

Annual Shareholder Report

Board of Trustees and Trust Officers (Unaudited)

The following tables give information about the Independent Trustees (Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act), Interested Trustees (Trustees who are “interested persons” of the Trust, as defined in the 1940 Act) and the senior officers of the Trust. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Unless otherwise noted, the business address of each person listed below is c/o The Huntington Funds, 2960 North Meridian Street, Suite 300, Attention: Huntington Trust Officer, Indianapolis, IN. Unless otherwise noted, each officer is elected annually. The Huntington Funds consists of 36 portfolios. Each Trustee serves as Trustee for all portfolios of The Huntington Funds. The Funds’ Statement of Additional Information includes additional information about The Huntington Funds’ Trustees and is available, without charge and upon request, by calling 1-800-253-0412.

Interested Trustees’ Background

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
B. Randolph Bateman* Age: 61 PRESIDENT AND TRUSTEE Began Serving: February 2008

Principal Occupations: President and Chief Investment Officer, Huntington Asset Advisors, Inc. (February 2001 to present); Chief Investment Officer, The Huntington National Bank (October 2000 to present).

Previous Positions: Senior Vice President, Star Bank (June 1988 to October 2000).

Other Directorships Held: None.

Thomas J. Westerfield** Age: 55 TRUSTEE Began serving: January 2001	Principal Occupation: Since August 2005, of Counsel, Dinsmore & Shohl LLP (law firm). Previous Position: From 1993 to 2005, of Counsel, Cors & Bassett LLC (law firm). Other Directorships Held: None.

*	B. Randolph Bateman has been deemed an Interested Trustee due to the positions he holds with The Huntington National Bank and its subsidiaries.
**	Thomas J. Westerfield has been deemed an Interested Trustee due to the position he holds with Dinsmore & Shohl LLP, which may be retained to provide legal services to Huntington.

Independent Trustees’ Background

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
David S. Schoedinger* Age: 68 CHAIRMAN OF THE BOARD and TRUSTEE Began serving: June 1990

Principal Occupation: Since 1965, Chairman of the Board and Funeral Director, Schoedinger Funeral Service. Since 1987, CEO, Schoedinger Financial Services, Inc.

Previous Position: From 1992 to 1993, President, Board of Directors of National Selected Morticians (national trade association for morticians).

Other Directorships Held: None.

Alistair Jessiman Age: 53 TRUSTEE Began serving: January 2010

Principal Occupation: Managing Director, Novantas LLC (September 2005 to present) (Specialist research and advisory firm); President/Founder, Wallace & Mackenzie, Inc. (January 2001 to September 2005) (management consulting firm);

Previous Positions: Managing Director or Vice President of various departments, J.P. Morgan (1979 to 2001).

Other Directorships Held: Board Member, The Alger Funds; Board Member, National Foundation for Teaching Entrepreneurship.

Tadd C. Seitz Age: 69 TRUSTEE Began serving: July 2006

Principal Occupation: Retired

Previous Positions: Chairman and Chief Executive Officer, the Scotts Company (June 1983 - March 1995); Interim Chief Executive Officer (February 1996 - July 1996).

Other Directorships Held: None.

Mark D. Shary Age: 50 TRUSTEE Began serving: July 2006

Principal Occupations: Private investor (2007 to present).

Previous Position: President, Bostech Corporation (2000 - 2002); Chief Executive Officer and President, Best-Transport.com, Inc. (2003 to 2007).

Other Directorships Held: None.

Annual Shareholder Report

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
William H. Zimmer, III Age: 57 TRUSTEE Began Serving: December 2006

Principal Occupation: Independent Consultant (February 2009 to present).

Previous Positions: Assistant Treasurer, Dana Corporation (September 2006 to February 2009) (manufacturing); Vice President and Manager, Global Treasury Management, National City Bank (January 2004 to January 2006); Vice President, Treasury Management Operations, Provident Bank (June 2003 to January 2004); Financial Consultant (April 2001 to June 2003).

Other Directorships Held: None.

*	David S. Schoedinger became Chairman of the Funds on April 30, 2003.

Officers

Name Age Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Positions
R. Jeffrey Young Age: 46 CHIEF EXECUTIVE OFFICER Began Serving: February 2010

Principal Occupations: Senior Vice President, HASI (formerly, Unified Fund Services, Inc.) (January 2010 to present); Chairman of the Board, Valued Advisers Trust (June 2010 to present); Chief Executive Officer and President, Valued Advisers Trust (January 2010 to present).

Previous Positions: Independent Chair, Valued Advisers Trust (August 2008-Janaury 2010); Managing Director, Chief Operating Officer, WealthStone (2007 to 2009); Senior Vice President, Operations, BISYS Fund Services (2006 to 2007); Senior Vice President/Vice President, Client Services, BISYS Fund Services (1994 to 2006).

Matthew J. Miller Age: 34 VICE PRESIDENT Began Serving: February 2010

Principal Occupations: Vice President, Relationship Management, Huntington Asset Services, Inc. (formerly known as Unified) (2008 to present).

Previous Position: Vice President, Transfer Agency Operations, Huntington Asset Services, Inc. (formerly known as Unified) (2002 to 2008).

David R. Carson Age: 52 3805 Edwards Road, Suite 3805 Cincinnati, OH CHIEF COMPLIANCE OFFICER and ANTI-MONEY LAUNDERING OFFICER Began Serving: September 2005

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer of the Trust (September 2005 to present).

Previous Positions: Treasurer and Assistant Treasurer of the Huntington Funds, Huntington Asset Advisors, Inc. (February 2002 to February 2005); Vice President and Private Financial Group Marketing Manager, Huntington National Bank (June 2001 to September 2005); Trust Officer, Firstar Bank (October 1982 to February 2001).

Robert W. Silva Age: 44 TREASURER Began Serving: November 2010

Principal Occupation: Vice President, Fund Administration, Huntington Asset Services, Inc. (September 2010 to present).

Previous Positions: Senior Vice President, Citi Fund Services Ohio, Inc., (September 2007 to September 2010); Assistant Vice President, Citizens Advisers, Inc., (May 2002 to August 2007).

John C. Swhear Age: 50 SECRETARY Began Serving: April 2010

Principal Occupations: Chief Compliance Officer of Valued Advisers Trust (August 2008 to present); Acting Chief Executive Officer, Dreman Contrarian Funds (February 2008 to present); Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor (May 2007 to present); Vice President of Legal Administration and Compliance for HASI (formerly, Unified Fund Services, Inc.) (April 2007 to present); Vice President, Dreman Contrarian Funds (September 2007 to present); Senior Vice President, Unified Series Trust (May 2007 to present).

Previous Positions: Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Chief Counsel, OneAmerica Securities Inc. (February 2007 to April 2007); Associate General Counsel (April 2003 to April 2007); Investment Adviser Chief Compliance Officer (June 2004 to April 2007); Chief Compliance Officer of OneAmerica Funds, Inc. (June 2004 to April 2007).

Annual Shareholder Report

Investment Contract Review Disclosure (Unaudited)

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS FOR THE HUNTINGTON FUNDS (the “Funds”)

The Board of Trustees is responsible for determining whether to approve the Funds’ investment advisory agreements. At a meeting held on August 12, 2010, the Board, including a majority of the independent Trustees, approved the investment advisory agreements between Huntington Asset Advisors, Inc. (the “Advisor”) and the Funds (the “Advisory Agreements”). Pursuant to the Advisory Agreements between the Advisor and the Funds, the Advisor provides advisory services to the Funds.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each of the Advisory Agreements, the Board, including a majority of the independent Trustees, considered many factors, the most significant of which were: (1) the nature of the services provided to the Funds by the Advisor in relation to the advisory fees; (2) the individual performance of the Funds; (3) the Advisor’s costs and the profits realized through providing the Funds with advisory services; (4) whether the Advisor has realized or may realize economies of scale in providing services to the Funds and if these economies are shared with the Funds; and (5) a comparison of the fees and performance of comparable funds.

Nature, Extent and Quality of Services in Relation to the Advisory Fees. In considering the nature, extent and quality of the services provided by the Advisor, the Board reviewed information relating to the Advisor’s operations and personnel. Among other things, the Advisor provided descriptions of its organizational and management structure, biographical information on its supervisory and portfolio management staff on a fund-by-fund basis, and financial information. The Trustees also took into account the financial condition of the Advisor with respect to its ability to provide the services required under the Advisory Agreements. The Board determined that the nature, extent and quality of the services provided by the Advisor, in relation to the advisory fees, were acceptable.

Individual Performance of the Funds. The Board reviewed the Funds’ short-term and long-term performance records and the Advisor’s management styles in relation to comparable funds and appropriate benchmarks. The Board noted that the Board reviews on a quarterly basis detailed information about the Funds’ performance. The Board also reviewed various comparative data for each of the Funds provided to them in connection with their consideration of the renewal of the Advisory Agreements, including, among other information, each Fund’s performance compared to similar funds based on information provided by Lipper Inc. (“Lipper”) for the one-, three-, five- and ten-year periods, as applicable, ending June 30, 2010.

Advisor’s Costs and the Profits Realized Through Providing the Funds With Advisory Services. In considering the reasonableness of the advisory fees, the Board reviewed information provided by the Advisor setting forth all revenues and other benefits, both direct and indirect, received by the Advisor and its affiliates attributable to managing each of the Funds individually, the cost of providing such services and the resulting profitability to the Advisor and its affiliates from these relationships. The Trustees determined that the profitability of the Advisor was acceptable in relation to the nature and quality of services provided to the Funds. The Board also took into consideration the Advisor’s agreement with the Trust with respect to the Huntington Growth Allocation Fund, the Huntington Balanced Allocation Fund and the Huntington Conservative Allocation Fund (the “Allocation Funds”), whereby the Advisor agreed to waive all or a portion of its advisory fee in order to limit each Allocation Fund’s total annual fund operating expenses for the period of May 1, 2010 until April 30, 2011. In addition, the Board considered the Advisor’s agreement with the four money market funds, whereby the Advisor agreed to waive all or a portion of its investment advisory fee and/or reimburse certain operating expenses of each money market fund to the extent necessary to ensure that each money market fund maintains a positive yield of at least 0.01%.

Economies of Scale in Providing Services to the Funds and Whether These Economies Are Shared With the Funds. The Board also considered the effect of the Funds’ growth and size on their performance and fees. The Board noted that, with the exception of the Allocation Funds and the Huntington U.S. Treasury Money Market Fund, all of the Funds’ Advisory Agreements reflect the implementation of investment advisory fee breakpoints for the Funds. The Board further noted that the administration fee charged to all of the Funds included fee breakpoints, which allowed the Funds to realize economies of scale as the assets of the Funds increased over time.

Annual Shareholder Report

Investment Contract Review Disclosure (Continued)

Comparison of the Fees and Performance of Comparable Funds. With respect to the Funds’ performance and fees, the Board considered comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board used peer group information provided by Morningstar, Inc. with respect to its comparable fee analysis for the Funds’ Trust Shares. The Board considered performance information based on the performance of the Funds’ Trust Shares, and considered the performance of Class A Shares for those Funds that did not offer Trust Shares. The Board also received information concerning fees charged by the Advisor to other accounts, but did not consider that information to be as relevant in light of the differences in services provided.

Other Considerations. The Board also requests and receives substantial and detailed information about the Funds and the Advisor on a regular basis. The Advisor provides much of this information at each regular meeting of the Board and furnishes additional reports in connection with the Board’s formal review of the Advisory Agreements. The Board may also receive information between regular meetings relating to particular matters as the need arises. The Board’s evaluation of the Advisory Agreements is informed by reports covering such matters as: the Advisor’s investment philosophy, personnel, and processes; operating strategies; the Funds’ short- and long term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitive funds and/or other benchmarks, as appropriate) and comments on reasons for performance. The Board also considered reports concerning the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Funds’ portfolio securities; the nature and extent of the advisory and other services provided to the Funds by the Advisor and its affiliates; compliance and audit reports concerning the Funds (including communications from regulatory agencies), as well as the Advisor’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Funds and the Advisor are responding to them. In the course of their deliberations regarding the Advisory Agreements, the Board also evaluated, among other things, the Advisor’s ability to supervise each of the Fund’s other service providers and its compliance program.

The Board based its decision to approve the Advisory Agreements on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to each of the Funds, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board’s decision to approve the Advisory Agreements reflects its determination that the Advisor’s performance and actions provide an acceptable basis to support the decision to continue the existing arrangements.

While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decisions. In each case, the Board concluded that the Funds’ performance was acceptable and that the Funds’ advisory and total fees were reasonable in light of the quality and nature of services provided by the Advisor and its affiliates.

Huntington Dividend Capture Fund

Among other data considered, the Board noted that the Fund outperformed its benchmark for the one- and three-year periods ended June 30, 2010, but underperformed its benchmark for the five-year period ended the same date. The Fund outperformed its Lipper peer group for the one-, three- and five-year periods ended June 30, 2010. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group.

Huntington Fixed Income Securities Fund

Among other data considered, the Board noted that the Fund underperformed its benchmark for the one-, three-, five- and ten-year periods ended June 30, 2010. The Fund underperformed its Lipper peer group for the one-year period ended June 30, 2010, outperformed its Lipper peer group for the three- and five-year periods ended

Annual Shareholder Report

Investment Contract Review Disclosure (Continued) (Unaudited)

June 30, 2010, and performed at the average of its Lipper peer group for the ten-year period ended the same date. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group. The Board took into account management’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and management’s plans with respect to the Fund.

Huntington Growth Fund

Among other data considered, the Board noted that the Fund underperformed its benchmark for the one-, three-, five- and ten-year periods ended June 30, 2010. The Fund underperformed its Lipper peer group for the one-, three- and five-year periods ended June 30, 2010, and outperformed its Lipper peer group for the ten-year period ended the same date. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses are above the medians of its peer group. The Board took into account management’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and management’s plans with respect to the Fund.

Huntington Income Equity Fund

Among other data considered, the Board noted that the Fund outperformed its benchmark for the ten-year period ended June 30, 2010, but underperformed its benchmark for the one-, three- and five-year periods ended the same date. The Fund outperformed its Lipper peer group for the one-year period ended June 30, 2010, and underperformed its Lipper peer group for the three-, five- and ten-year periods ended the same date. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group. The Board took into account management’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and management’s plans with respect to the Fund.

Huntington Intermediate Government Income Fund

Among other data considered, the Board noted that the Fund underperformed its benchmark for the one-, three-, five- and ten-year periods ended June 30, 2010. The Fund outperformed its Lipper peer group for the one-, three-, five- and ten-year periods ended June 30, 2010. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group.

Huntington International Equity Fund

Among other data considered, the Board noted that the Fund outperformed its benchmark for the one-, three- and five-year periods ended June 30, 2010. The Fund underperformed its Lipper peer group for the one-year period ended June 30, 2010, and outperformed its Lipper peer group for the three- and five-year periods ended the same date. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group.

Huntington Macro 100 Fund

Among other data considered, the Board noted that the Fund outperformed its benchmark and its Lipper peer group for the one- and three-year periods ended June 30, 2010. The Fund underperformed its benchmark and its Lipper peer group for the five-year period ended June 30, 2010. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group.

Huntington Mid Corp America Fund

Among other data considered, the Board noted that the Fund underperformed its benchmark for the one-, three- and five-year periods ended June 30, 2010. The Fund underperformed its Lipper peer group for the one- and five-year periods ended June 30, 2010, and outperformed its Lipper peer group for the three-year period ended the same date. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total

Annual Shareholder Report

Investment Contract Review Disclosure (Continued)

expenses were above the medians of its peer group. The Board took into account management’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and management’s plans with respect to the Fund.

Huntington Money Market Fund

Among other data considered, the Board noted that the Fund underperformed its benchmark for the one-year period ended June 30, 2010. The Board also noted that the Fund underperformed its Lipper peer group for the one-, three- and five-year periods ended June 30, 2010. The Board took into consideration the Advisor’s agreement to waive all or a portion of its advisory fee and/or reimburse operating expenses of the Fund and noted that the Fund’s combined net advisory fee and administrative fee and total expenses were below the medians of its peer group. The Board took into account management’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and management’s plans with respect to the Fund.

Huntington Mortgage Securities Fund

Among other data considered, the Board noted that the Fund underperformed its benchmark for the one-, three-, five- and ten-year periods ended June 30, 2010. The Fund underperformed its Lipper peer group for the one-, three- and five-year periods ended June 30, 2010, and outperformed its Lipper peer group for the ten-year period ended the same date. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group. The Board took into account management’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and management’s plans with respect to the Fund.

Huntington New Economy Fund

Among other data considered, the Board noted that the Fund underperformed its benchmark and its Lipper peer group for the one-, three- and five-year periods ended June 30, 2010. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group. The Board took into account management’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and management’s plans with respect to the Fund.

Huntington Ohio Municipal Money Market Fund

Among other data considered, the Board noted that the Fund underperformed its benchmark for the one-year period ended June 30, 2010. The Board also noted that the Fund underperformed its Lipper peer group for the one-, three- and five-year periods ended June 30, 2010. The Board took into consideration the Advisor’s agreement to waive all or a portion of its advisory fee and/or reimburse operating expenses of the Fund and noted that the Fund’s combined net advisory fee and administrative fee and the Fund’s total expenses were above the medians of its peer group. The Board took into account management’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and management’s plans with respect to the Fund.

Huntington Ohio Tax-Free Fund

Among other data considered, the Board noted that the Fund underperformed its benchmark for the one-, three-, five- and ten-year periods ended June 30, 2010. The Fund underperformed its Lipper peer group for the one-, five- and ten-year periods ended June 30, 2010, and outperformed its Lipper peer group for the three-year period ended the same date. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group. The Board took into account management’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and management’s plans with respect to the Fund.

Annual Shareholder Report

Investment Contract Review Disclosure (Continued) (Unaudited)

Huntington Real Strategies Fund

Among other data considered, the Board noted that the Fund outperformed its benchmark for the one-year period ended June 30, 2010, but underperformed its benchmark for the three-year period ended the same date. The Fund underperformed its Lipper peer group for the one- and three-year periods ended June 30, 2010. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group. The Board took into account management’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and management’s plans with respect to the Fund.

Huntington Rotating Markets Fund

Among other data considered, the Board noted that the Fund underperformed its benchmark and its Lipper peer group for the one- and three-year periods ended June 30, 2010, and outperformed its benchmark and its Lipper peer group for the five-year period ended the same date. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the median of its peer group. The Board took into account management’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and management’s plans with respect to the Fund.

Huntington Short/Intermediate Fixed Income Securities Fund

Among other data considered, the Board noted that the Fund underperformed its benchmark and its Lipper peer group for the one-, three-, five- and ten-year periods ended June 30, 2010. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group. The Board took into account management’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and management’s plans with respect to the Fund.

Huntington Situs Fund

Among other data considered, the Board noted that the Fund outperformed its benchmark for the five-year period ended June 30, 2010 but underperformed its benchmark for the one- and three-year periods ended the same date. The Fund underperformed its Lipper peer group for the one-year period ended June 30, 2010, and outperformed its Lipper peer group for the three- and five-year periods ended the same date. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group.

Huntington Technical Opportunities Fund

Among other data considered, the Board noted that the Fund underperformed its benchmark and its Lipper peer group for the one-year period ended June 30, 2010. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group. The Board took into account management’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and management’s plans with respect to the Fund.

Huntington U.S. Treasury Money Market Fund

Among other data considered, the Board noted that the Fund performed at its benchmark for the one-year period ended June 30, 2010. The Fund outperformed its Lipper peer group for the one-year period ended June 30, 2010, but underperformed its Lipper peer group for the three, five- and ten-year periods ended the same date. The Board took into consideration the Advisor’s agreement to waive all or a portion of its advisory fee and/or reimburse operating expenses of the Fund and noted that the Fund’s combined net advisory fee and administrative fee and total expenses were below the medians of its peer group. The Board took into account management’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and management’s plans with respect to the Fund.

Annual Shareholder Report

Investment Contract Review Disclosure (Continued)

Huntington Tax-Free Money Market Fund

Among other data considered, the Board noted that the Fund underperformed its benchmark for the one-year period ended June 30, 2010. The Board also noted that the Fund underperformed its Lipper peer group for the one-, three- and five-year periods ended June 30, 2010. The Board took into consideration the Advisor’s agreement to waive all or a portion of its advisory fee and/or reimburse operating expenses of the Fund and noted that the Fund’s combined net advisory fee and administrative fee and the Fund’s total expenses were above the medians of its peer group. The Board took into account management’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and management’s plans with respect to the Fund.

Huntington Balanced Allocation Fund

Among other data considered, the Board noted that the Fund underperformed its benchmark and its Lipper peer group for the year-to-date period ended June 30, 2010. The Board noted that the Fund commenced operations on August 1, 2009, and therefore did not have a significant operating history. The Board took into consideration the Advisor’s agreement to waive all or a portion of its advisory fee for the Fund and noted that the Fund’s combined net advisory fee and administrative fee was below the median of its peer group and the Fund’s total expenses were above the median of its peer group.

Huntington Growth Allocation Fund

Among other data considered, the Board noted that the Fund underperformed its benchmark and its Lipper peer group for the year-to-date period ended June 30, 2010. The Board noted that the Fund commenced operations on August 1, 2009, and therefore did not have a significant operating history. The Board took into consideration the Advisor’s agreement to waive all or a portion of its advisory fee for the Fund and noted that the Fund’s combined net advisory fee and administrative fee was below the median of its peer group and the Fund’s total expenses were above the median of its peer group.

Huntington Conservative Allocation Fund

Among other data considered, the Board noted that the Fund underperformed its benchmark and outperformed its Lipper peer group for the year-to-date period ended June 30, 2010. The Board noted that the Fund commenced operations on August 1, 2009, and therefore did not have a significant operating history. The Board took into consideration the Advisor’s agreement to waive all or a portion of its advisory fee for the Fund and noted that the Fund’s combined net advisory fee and administrative fee was below the median of its peer group and the Fund’s total expenses were above the median of its peer group.

Annual Shareholder Report

Supplemental Information (Unaudited)

Shareholder Expense Examples

Fund Expenses—As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees, distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period from July 1, 2010 to December 31, 2010.

Actual Expenses—The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During Period(1)	Annualized Expense Ratio

Tax-Free Money Market Fund
Trust Shares	Actual	$1,000.00	$1,000.00	$1.90	0.38%
	Hypothetical (2)	$1,000.00	$1,023.30	$1.92	0.38%
Class A Shares	Actual	$1,000.00	$1,000.00	$1.90	0.38%
	Hypothetical (2)	$1,000.00	$1,023.30	$1.92	0.38%
Money Market Fund
Trust Shares	Actual	$1,000.00	$1,000.10	$1.77	0.35%
	Hypothetical (2)	$1,000.00	$1,023.44	$1.79	0.35%
Class A Shares	Actual	$1,000.00	$1,000.00	$1.77	0.35%
	Hypothetical (2)	$1,000.00	$1,023.43	$1.79	0.35%
Interfund	Actual	$1,000.00	$1,000.10	$1.77	0.35%
	Hypothetical (2)	$1,000.00	$1,023.44	$1.79	0.35%
Ohio Municipal Money Market Fund
Trust Shares	Actual	$1,000.00	$1,000.10	$1.84	0.36%
	Hypothetical (2)	$1,000.00	$1,023.37	$1.86	0.36%
Class A Shares	Actual	$1,000.00	$1,000.10	$1.84	0.36%
	Hypothetical (2)	$1,000.00	$1,023.37	$1.86	0.36%
U.S. Treasury Money Market Fund
Trust Shares	Actual	$1,000.00	$1,000.10	$0.77	0.15%
	Hypothetical (2)	$1,000.00	$1,024.44	$0.78	0.15%
Class A Shares	Actual	$1,000.00	$1,000.10	$0.77	0.15%
	Hypothetical (2)	$1,000.00	$1,024.44	$0.78	0.15%

Annual Shareholder Report

		Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During Period(1)	Annualized Expense Ratio

Dividend Capture Fund
Trust Shares	Actual	$1,000.00	$1,162.60	$7.47	1.37%
	Hypothetical (2)	$1,000.00	$1,018.29	$6.97	1.37%
Class A Shares	Actual	$1,000.00	$1,161.20	$8.81	1.62%
	Hypothetical (2)	$1,000.00	$1,017.05	$8.22	1.62%
Global Select Markets Fund
Trust Shares	Actual	$1,000.00	$1,228.50	$10.67	1.90%
	Hypothetical (2)	$1,000.00	$1,015.63	$9.65	1.90%
Class A Shares	Actual	$1,000.00	$1,224.80	$12.13	2.16%
	Hypothetical (2)	$1,000.00	$1,014.30	$10.98	2.16%
Growth Fund
Trust Shares	Actual	$1,000.00	$1,220.80	$6.80	1.22%
	Hypothetical (2)	$1,000.00	$1,019.08	$6.19	1.22%
Class A Shares	Actual	$1,000.00	$1,219.60	$8.19	1.46%
	Hypothetical (2)	$1,000.00	$1,017.82	$7.45	1.46%
Income Equity Fund
Trust Shares	Actual	$1,000.00	$1,195.70	$6.71	1.21%
	Hypothetical (2)	$1,000.00	$1,019.09	$6.17	1.21%
Class A Shares	Actual	$1,000.00	$1,194.00	$8.09	1.46%
	Hypothetical (2)	$1,000.00	$1,017.83	$7.44	1.46%
International Equity Fund
Trust Shares	Actual	$1,000.00	$1,228.70	$8.92	1.59%
	Hypothetical (2)	$1,000.00	$1,017.20	$8.07	1.59%
Class A Shares	Actual	$1,000.00	$1,227.70	$10.31	1.84%
	Hypothetical (2)	$1,000.00	$1,015.95	$9.33	1.84%
Macro 100 Fund
Trust Shares	Actual	$1,000.00	$1,206.30	$7.82	1.41%
	Hypothetical (2)	$1,000.00	$1,018.12	$7.15	1.41%
Class A Shares	Actual	$1,000.00	$1,203.80	$9.22	1.66%
	Hypothetical (2)	$1,000.00	$1,016.84	$8.43	1.66%
Mid Corp America Fund
Trust Shares	Actual	$1,000.00	$1,256.20	$7.67	1.35%
	Hypothetical (2)	$1,000.00	$1,018.41	$6.86	1.35%
Class A Shares	Actual	$1,000.00	$1,254.40	$9.08	1.60%
	Hypothetical (2)	$1,000.00	$1,017.15	$8.13	1.60%
New Economy Fund
Trust Shares	Actual	$1,000.00	$1,215.30	$8.55	1.53%
	Hypothetical (2)	$1,000.00	$1,017.49	$7.79	1.53%
Class A Shares	Actual	$1,000.00	$1,214.10	$9.94	1.78%
	Hypothetical (2)	$1,000.00	$1,016.23	$9.05	1.78%
Real Strategies Fund
Trust Shares	Actual	$1,000.00	$1,377.40	$7.95	1.33%
	Hypothetical (2)	$1,000.00	$1,018.52	$6.75	1.33%
Class A Shares	Actual	$1,000.00	$1,374.70	$9.42	1.57%
	Hypothetical (2)	$1,000.00	$1,017.27	$8.00	1.57%

Annual Shareholder Report

Supplemental Information (Unaudited) (Continued)

		Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During Period(1)	Annualized Expense Ratio

Rotating Markets Fund
Trust Shares	Actual	$1,000.00	$1,184.60	$6.37	1.16%
	Hypothetical (2)	$1,000.00	$1,019.38	$5.88	1.16%
Class A Shares	Actual	$1,000.00	$1,184.70	$7.72	1.40%
	Hypothetical (2)	$1,000.00	$1,018.14	$7.13	1.40%
Situs Fund
Trust Shares	Actual	$1,000.00	$1,303.00	$7.92	1.36%
	Hypothetical (2)	$1,000.00	$1,018.33	$6.94	1.36%
Class A Shares	Actual	$1,000.00	$1,302.20	$9.36	1.61%
	Hypothetical (2)	$1,000.00	$1,017.07	$8.20	1.61%
Technical Opportunities Fund
Trust Shares	Actual	$1,000.00	$1,200.90	$8.79	1.58%
	Hypothetical (2)	$1,000.00	$1,017.22	$8.06	1.58%
Class A Shares	Actual	$1,000.00	$1,198.60	$10.16	1.83%
	Hypothetical (2)	$1,000.00	$1,015.96	$9.32	1.83%
Fixed Income Securities Fund
Trust Shares	Actual	$1,000.00	$1,004.80	$5.32	1.05%
	Hypothetical (2)	$1,000.00	$1,019.90	$5.36	1.05%
Class A Shares	Actual	$1,000.00	$1,003.60	$6.55	1.30%
	Hypothetical (2)	$1,000.00	$1,018.67	$6.60	1.30%
Intermediate Government Income Fund
Trust Shares	Actual	$1,000.00	$1,005.90	$5.46	1.08%
	Hypothetical (2)	$1,000.00	$1,019.76	$5.50	1.08%
Class A Shares	Actual	$1,000.00	$1,004.60	$6.70	1.33%
	Hypothetical (2)	$1,000.00	$1,018.52	$6.75	1.33%
Mortgage Securities Fund
Trust Shares	Actual	$1,000.00	$1,018.80	$5.57	1.10%
	Hypothetical (2)	$1,000.00	$1,019.68	$5.58	1.10%
Class A Shares	Actual	$1,000.00	$1,018.50	$6.81	1.34%
	Hypothetical (2)	$1,000.00	$1,018.46	$6.81	1.34%
Ohio Tax-Free Fund
Trust Shares	Actual	$1,000.00	$998.90	$5.89	1.17%
	Hypothetical (2)	$1,000.00	$1,019.32	$5.95	1.17%
Class A Shares	Actual	$1,000.00	$997.10	$7.15	1.42%
	Hypothetical (2)	$1,000.00	$1,018.05	$7.22	1.42%
Short/Intermediate Fixed Income Securities Fund
Trust Shares	Actual	$1,000.00	$1,005.60	$5.32	1.05%
	Hypothetical (2)	$1,000.00	$1,019.90	$5.36	1.05%
Class A Shares	Actual	$1,000.00	$1,004.40	$6.56	1.30%
	Hypothetical (2)	$1,000.00	$1,018.66	$6.61	1.30%
Balanced Allocation Fund
Class A Shares	Actual	$1,000.00	$1,135.00	$2.99	0.56%
	Hypothetical (2)	$1,000.00	$1,022.41	$2.83	0.56%
Conservative Allocation Fund
Class A Shares	Actual	$1,000.00	$1,048.20	$3.36	0.65%
	Hypothetical (2)	$1,000.00	$1,021.92	$3.32	0.65%

Annual Shareholder Report

		Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During Period(1)	Annualized Expense Ratio

Growth Allocation Fund
Class A Shares	Actual	$1,000.00	$1,179.60	$2.57	0.47%
	Hypothetical (2)	$1,000.00	$1,022.84	$2.39	0.47%

(1)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement of expenses by the Funds’ Adviser for the period beginning July 1, 2010 through December 31, 2010. The “Financial Highlights” tables in the Funds’ financial statements, included in the report, also show the gross expense ratios, without such reimbursements.
(2)	Hypothetical assumes 5% annual return before expenses.

Annual Shareholder Report

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 1-800-253-0412 or at www.huntingtonfunds.com. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on “Form N-Q.” These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (call 1-202-551-8090 for information on the operation of the Public Reference Room.) You may also access this information at www.huntingtonfunds.com by selecting “Form N-Q”.

The Huntington National Bank, a subsidiary of Huntington Bancshares, Inc., is the Administrator, Financial Administrator and Custodian of The Huntington Funds. Huntington Asset Services, Inc. serves as the Sub-Administrator and Sub-Fund Accountant and is affiliated with the Huntington National Bank. Additionally, Brown Brothers Harriman & Co. is the Sub-Custodian of certain of the Funds. Huntington Asset Advisors, Inc., a subsidiary of the Huntington National Bank, serves as Investment Advisor to the Funds. Unified Financial Securities, Inc. serves as the Distributor of The Huntington Funds and is affiliated with the Huntington National Bank.

Mutual funds, including money market funds, are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

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Huntington Funds Shareholder Services: 1-800-253-0412

27057 (02/11)

Annual Shareholder Report

Balanced Fund

Huntington VA Balanced Fund

Equity Funds

Huntington VA Dividend Capture Fund

Huntington VA Growth Fund

Huntington VA Income Equity Fund

Huntington VA International Equity Fund

Huntington VA Macro 100 Fund

Huntington VA Mid Corp America Fund

Huntington VA New Economy Fund

Huntington VA Real Strategies Fund

Huntington VA Rotating Markets Fund

Huntington VA Situs Fund

Income Funds

Huntington VA Mortgage Securities Fund

DECEMBER 31, 2010

Huntington

VA Balanced Fund

Management’s Discussion of Fund Performance

Investment Advisor: Kristi Abbey

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/10
1 Year	10.43%
Start of Performance (11/10/08)	14.45%

Expense Ratios
Gross	1.56%
With Contractual Waivers	0.10%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Balanced Fund from November 10, 2008 (inception) to December 31, 2010, compared to the S&P 500 and Balanced Indices Blend.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratios are from the Funds’ prospectus dated May 1, 2010. Additional information pertaining to the Fund’s expense ratio as of December 31, 2010 can be found in the financial highlights. For the fiscal year ended 12/31/10, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and Balanced Indices Blend have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2010, the Huntington VA Balanced Fund produced a total return of 10.43%. This underperformed the total return of 15.06% for the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500)1. Because of the Fund’s 40% exposure to fixed income, the Fund underperformed its benchmark index, which is comprised entirely of equity securities. The Fund’s total return also underperformed the Balanced Indices Blend2 total return of 11.65%.

The VA Balanced Fund is a fund of funds, which invests solely in the shares of other underlying funds (Huntington VA Funds and Huntington Funds). The Fund’s assets were allocated approximately 60% equities and 40% fixed income.

Relative to the Fund’s benchmark total return of 15.06%, underlying funds contributing positive performance for the year ended December 31, 2010, included the VA Dividend Capture Fund with a return of 15.12%, VA Mid Corp America Fund with a return of 22.80%, VA New Economy Fund 15.97% and the VA Situs Fund with a return of 29.61%.

Underlying funds detracting from performance included the VA Growth Fund with a return of 9.72%, VA Income Equity Fund with a return of 11.79%, VA International Equity Fund With a return of 9.18%, VA Macro 100 Fund with a return of 14.12%, VA Mortgage Securities Fund with a return of 4.89% and the Huntington Fixed Income Securities Fund’s Trust Shares with a return of 5.75%.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

▲	The composition of the Fund’s holdings is subject to change.

1	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

2	The Balanced Indices Blend is a custom, blended index comprised of 60% S&P 500 and 40% Barclays Capital U.S. Aggregate Bond Index. This custom, blended index and its weightings are reflective of the Fund’s equity/fixed income allocation. The S&P 500 Index is composed of 500 widely held common stocks. The Barclays Capital U.S. Aggregate Bond Index includes U.S. government, corporate and mortgage-backed securities with maturities up to 30 years. It is not possible to invest directly in an index.

H U N T I N G T O N      F U N D S

1

Huntington

VA Dividend Capture Fund

Management’s Discussion of Fund Performance

Portfolio Manager:

Kirk Mentzer, MBA, Director of Research

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/10
1 Year	15.12%
3 Year	1.18%
5 Year	2.54%
Start of Performance (10/15/01)	5.66%

Expense Ratio
1.00%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Dividend Capture Fund from October 15, 2001 (inception) to December 31, 2010, compared to the S&P 500 and DCIB.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Funds’ prospectus dated May 1, 2010. Additional information pertaining to the Fund’s expense ratio as of December 31, 2010 can be found in the financial highlights. For the fiscal year ended 12/31/10, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and DCIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2010, the Huntington VA Dividend Capture Fund produced a total return of 15.12% based on net asset value. This performance exceeded the total return of 15.06% for the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500),1 and was less than the 17.12% total return for the Dividend Capture Indices Blend (DCIB).2

The Fund is managed using our top-down style and portfolio construction techniques, which are aimed at producing a high level of stable income and low volatility. In general terms, income-producing stocks and value-oriented investments lagged overall market performance during the fiscal year. Improving market sentiment, policy clarity and increased merger activity all converged late in the year to provide a strong finish for equity markets in 2010. However, the market had to wade through considerable uncertainty to get to its final destination. Sovereign debt issues in Europe at the beginning of summer threatened the durability of the financial system recovery. As a result, the Federal Reserve initiated further bond purchases in late summer to enhance market liquidity. Despite the US mid-term elections and China raising interest rates in the fall, the US equity market was able to power through all these barriers thanks to plentiful liquidity. For all of 2010, the S&P 500 posted a total return of 15.06%. Fourth quarter results were likewise strong at 10.76%. The Fund’s asset allocation efforts were successful in capturing much of the fourth quarter equity market move by selling REITs (Real Estate Investment Trusts) and Preferred shares in favor of common stocks which were the best performing of the three classes. As a result, the Fund was able to exceed the return of its benchmark.

The three holdings that had the largest positive contribution to the Fund’s performance were Polaris Industries Inc., Chevron Corp. and A.O. Smith Corp. The three holdings that had the largest negative contribution to the Fund’s performance and their percentage of total net assets were Avon Products Inc., Pfizer Inc. and Archer Daniels Midland Co.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

▲	The composition of the Fund’s holdings is subject to change.

1	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

2	The DCIB is a custom, blended index comprised of the following three indices with their noted respective weightings: S&P 500 Value Index (40%), Merrill Lynch Fixed Rate Preferred Index (40%) and NAREIT Index (20%). This custom, blended index and its respective weightings are reflective of the Fund’s sector diversification. Indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an Index.

2

Huntington

VA Growth Fund

Management’s Discussion of Fund Performance

Portfolio Manager:

Herb Chen, MBA

Senior Vice President

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/10
1 Year	9.72%
3 Year	(7.51)%
5 Year	(0.45)%
Start of Performance (05/01/01)	(1.27)%

Expense Ratio
1.02%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Growth Fund from May 1, 2001 (inception) to December 31, 2010, compared to the S&P 500 GI.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Funds’ prospectus dated May 1, 2010 (Amended November 3, 2010). Additional information pertaining to the Fund’s expense ratio as of December 31, 2010 can be found in the financial highlights. For the fiscal year ended 12/31/10, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 GI has been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2010, the Huntington VA Growth Fund produced a total return of 9.72% based on net asset value. This underperformed the total return of 15.06% for the Standard & Poor’s 500 Growth Index (S&P 500 GI),1 the Fund’s benchmark, and a total return of 15.06% for the Standard & Poor’s 500 Index (S&P 500)2 for the reporting period.

Under the management of the previous fund managers, the VA Growth Fund began the year with a relatively defensively structured portfolio. With the S&P 500 GI being up 3.71%, the Fund lagged by 1.74% at the end of the first quarter.

In April 2010, Herb Chen assumed management responsibility and three major changes were implemented to turn around Fund performance: the Fund was aligned with our forecast of an economic recovery, the number of positions was reduced from greater than 100 to 40 and the Beta of the Fund was increased above 1 to reflect a more aggressive growth portfolio.

In May 2010, the first month after the full rebalancing of the Fund, we began seeing positive relative returns. The Fund beat its benchmark in May and June. During these months, we were overweight in Consumer Discretionary, Energy, Industrial, and Materials, which typically outperform in an economic recovery. In third quarter, profits were realized from Consumer Discretionary and re-invested into an overweight in Technology. The Fund exceeded the benchmark for the quarter ended September 30, 2010. Security selection was the largest contributor, followed by security characteristics and sector allocation. Baidu, VMware and Salesforce.com were top stock contributors.

In the final quarter, Technology was returned to an underweight, with Consumer Discretionary moving back to an overweight. Security characteristics and sector allocation positively contributed, to the Fund’s return, while stock selection reversed course with a negative return. We believe this was more of an anomaly and will be carefully watched going forward. Companies that had appreciated significantly during the year disappointed during earnings release and sold off sharply. Several of these positions were sold to establish a fresh start in 2011.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

▲	The composition of the Fund’s holdings is subject to change.

1	The S&P 500 GI is a capitalization-weighted index comprised of stocks in the S&P 500 having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

2	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

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3

Huntington

VA Income Equity Fund

Management’s Discussion of Fund Performance

Portfolio Manager: Craig J. Hardy, CFA, MBA

Vice President

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/10
1 Year	11.79%
3 Year	(5.45)%
5 Year	(0.80)%
10 Year	2.07%

Expense Ratio
0.97%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Income Equity Fund from December 31, 1999 to December 31, 2010, compared to the S&P 500 VI and the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Funds’ prospectus dated May 1, 2010. Additional information pertaining to the Fund’s expense ratio as of December 31, 2010 can be found in the financial highlights. For the fiscal year ended 12/31/10, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and S&P 500 VI have been adjusted to reflect reinvestment of all dividends on securities in the indices.

For the fiscal year ended December 31, 2010, the total return for the Huntington VA Income Equity Fund was 11.79% based on net asset value. These returns compare with a total return of 15.10% for the Standard & Poor’s 500 Value Index (S&P 500 VI),1 the Fund’s benchmark. The Standard & Poor’s 500 Index (S&P 500)2 returned 15.06% for the same period.

During the fiscal year, the Fund was positioned relatively conservatively, with an emphasis on stocks with above average dividend yields, reasonable dividend growth prospects and value orientation. Constructing the Fund with those characteristics meant that the Fund’s largest sector exposure during the fiscal year was in the Financial sector. This combination of characteristics produced returns for the Fund that were somewhat lower than the return of the S&P 500 VI and the S&P 500 for the reporting period.

The sectors that contributed most positively to the performance of the Fund during the year were Materials, Consumer Discretionary and Telecommunications. These sectors were positively affected by a growing economic environment and economic cyclicality. The sectors that most negatively impacted the Fund’s performance during the reporting period were Information Technology, Health Care and Energy. During a year of general stock market strength, these three sectors provided a degree of earnings stability and lesser economic sensitivity, but showed generally lower returns than some of the more cyclical sectors. The stocks that contributed most positively to the performance of the Fund during the year were Caterpillar Inc., Sara Lee Corp. and Limited Inc. The stocks that most negatively impacted Fund performance during the year were Banco Santander, BP and Sanofi-Aventis. In general, the sale of covered calls as a hedging technique added to the performance of the Fund.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

▲	The composition of the Fund’s holdings is subject to change.

1	The S&P 500 VI is a capitalization-weighted index comprised of the stocks in the S&P 500 having the lowest price to book ratios and consists of approximately half of the S&P 500 on a market capitalization basis. The S&P multifactor methodology is used to score constituents, which are weighted according to market cap and classified as value. The index has a relatively low turnover. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

2	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

4

Huntington

VA International Equity Fund

Management’s Discussion of Fund Performance

Portfolio Manager: Madelynn M. Matlock, CFA, MBA

Director of International Investments

Senior Vice President

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/10
1 Year	9.18%
3 Year	(4.67)%
5 Year	4.39%
Start of Performance (05/03/04)	7.20%

Expense Ratio
1.11%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA International Equity Fund from May 3, 2004 (inception) to December 31, 2010, compared to the MSCI-EAFE.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Funds’ prospectus dated May 1, 2010. Additional information pertaining to the Fund’s expense ratio as of December 31, 2010 can be found in the financial highlights. For the fiscal year ended 12/31/10, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE has been adjusted to reflect reinvestment of all dividends on securities in the index.

For the fiscal year ended December 31, 2010, the Huntington VA International Equity Fund produced a total return of 9.18% based on net asset value. This outperformed the total return of 7.75% for the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East Index (MSCI-EAFE),1 the Fund’s benchmark index.

The Fund’s outperformance relative to the MSCI-EAFE was influenced by three main factors: its allocation to sectors, currency and regions, along with trading activity, which added to the beneficial impact from the selection of particular securities. Overall, sector weightings did not contribute to positive relative performance for the year. The portfolio had a less-than-benchmark weighting in materials and consumer discretionary stocks, which were strong contributors to index performance. This was partially offset by an above-index weighting in industrial and technology stocks, which did add value.

The best contributors to overall return were stocks in the industrial sector, including Fanuc and Komatsu in Japan, GEA Group in Germany, and Rolls Royce in the UK. Energy stocks also contributed to relative performance, including the Italian oil service stock Saipem and Canadian-based Cenovus. The currency exposure of the portfolio was slightly negative for performance, with a positive contribution due to an underweight in the euro offset by a lower than index exposure to the Australian dollar and the Swedish krona, which added to the MSCI-EAFE return. The Fund benefited from a lighter weighting in financial stocks than the index, but one the weakest stocks in the portfolio was Banco Bilbao Vizcaya, which offset some of that positive effect.

Overall, there was a positive impact of security selection. To control the risk of large position sizes, stock positions are trimmed when they become larger proportions of the portfolio, but in a year when good relative performance for particular stocks tended to persist, this meant reducing exposure to positions that were doing relatively well.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

▲	The composition of the Fund’s holdings is subject to change.

1	The MSCI-EAFE is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

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5

Huntington

VA Macro 100 Fund

Management’s Discussion of Fund Performance

Investment Advisor: Chad J. Oviatt

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/10
1 Year	14.12%
3 Year	(2.77)%
5 Year	(0.85)%
Start of Performance (05/03/04)	1.74%

Expense Ratio
1.06%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Macro 100 Fund from May 3, 2004 (inception) to December 31, 2010, compared to the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Funds’ prospectus dated May 1, 2010. Additional information pertaining to the Fund’s expense ratio as of December 31, 2010 can be found in the financial highlights. For the fiscal year ended 12/31/10, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of all dividends on securities in the index.

For the fiscal year ended December 31, 2010, the Huntington VA Macro 100 Fund produced a total return of 14.12% based on net asset value. This undeperformed the total return of 15.06% for the Standard & Poor’s 500 Index (S&P 500),1 the Fund’s benchmark index.

The Fund’s performance relative to the S&P 500 was, in large part, due to the types of securities owned rather than the overall industry allocations. The Fund benefited from a slightly lower average market capitalization relative to its benchmark and was also positively impacted by other fundamental factors such as average earnings per share, average revenue per share and favorable debt to equity ratios. The major detractor from performance for the year was the Fund’s limited participation in the performance of the Consumer Discretionary sector. The combination of an underweight position in the Consumer Discretionary sector and individual security selection in this sector resulted in the underperformance relative the benchmark’s sector performance. The Financial Sector was also a detractor from performance due to its underweight position.

Despite a change in portfolio managers, which occurred in April of 2010, the Fund continued the process of integrating the quantitative macro-economic research provided by the consulting firm, Laffer Associates, Inc. (where the S&P 500 stocks are ranked according to the output of Laffer’s statistical models) with Huntington Asset Advisors’ recommended sector bias’. It was the combination of these two disciplines that resulted in added value within the investment selection process.

The Macro-economic environment, both domestically and globally, had a significant impact on the portfolio once again this year. The beginning of 2010 seemed to indicate that economic stability was taking hold, and a positive macroeconomic outlook helped to fuel the S&P 500 return of 5.39% in the first quarter. Unfortunately, the second quarter saw a global economy that was shaken by developments in Europe. The S&P 500 was not immune to the global disruption and posted a -11.43% return for the quarter. Of course, the third quarter was a much different story for the S&P 500 as global sentiment improved due in large part to the actions of various governments from around the world, as well as generally better than expected economic numbers. The S&P 500 returned 11.29% for the quarter. This positive momentum continued into the fourth quarter and paved the way for the S&P 500’s 15.06% total return for 2010.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

▲	The composition of the Fund’s holdings is subject to change.

1	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

6

Huntington

VA Mid Corp America Fund

Management’s Discussion of Fund Performance

Portfolio Manager: Christopher M. Rowane, CFA, MBA

Senior Vice President

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/10
1 Year	22.80%
3 Year	0.27%
5 Year	3.29%
Start of Performance (10/15/01)	7.51%

Expense Ratio
0.99%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Mid Corp America Fund from October 15, 2001 (inception) to December 31, 2010, compared to the S&P 400, the RMCI, and the LMCC.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Funds’ prospectus dated May 1, 2010. Additional information pertaining to the Fund’s expense ratio as of December 31, 2010 can be found in the financial highlights. For the fiscal year ended 12/31/10, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400, RMCI and LMCC have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

For the fiscal year ended December 31, 2010, the Huntington VA Mid Corp America Fund produced a total return of 22.80% based on net asset value. In the same period, the Fund’s benchmark, the Standard & Poor’s MidCap 400 Index (S&P 400)1 produced a total return of 26.64%, and the Russell Midcap Index (RMCI)2 produced a total return of 25.48%, while the Lipper Mid Cap Core Average (LMCC)3 returned 22.87%.

The Fund experienced volatility during 2010, subjected to the market lows in the summer months with a strong rebound toward year’s end. The highlight of the mid cap market was that it presented one of the greatest upsides in 2010 compared to other indices, outpacing large caps and slightly ahead of small caps, as represented by the Standard & Poor’s 500 Index (S&P 500)4 and the Standard & Poor’s Small Cap 600 Index (S&P 600),5 respectively.

The Fund underperformed the S&P 400 for 2010, mainly due to being defensive and maintaining higher quality securities. According to a Morningstar research report, only 22% of active mid cap managers have outpaced the S&P 400 index in the past decade, leading us to a strategy where managing risk might be as important as performance in these volatile markets.

The Fund was underweighted in the Consumer Discretionary and Financials sectors, while over weighted in the Energy and Technology sectors. The performance impact of being underweight in Consumer Discretionary lead to underperformance in the Fund, even with holdings like Royal Caribbean Cruises, which gained 85% for the year. The underweight in Financials proved to be a great benefit to performance, avoiding some of the weakest performers in the mid cap universe. Industrials proved to be another bright spot in sector weighting as well as security selection, but not without some volatile holdings, like Cummins Inc. gaining 142%, and L-3 Communications Holdings, which fell 17% over the year. The greatest impact came with the under-exposure to Technology, with the index sector holdings registering a 32% return versus the portfolio’s return of 21% for this sector. The challenge was finding companies that met the quality earnings profile without the added incremental risk. The Fund focused on the long-term sector and stock selection attributes that have added to its performance over volatile cycles. The Fund maintained a higher number of holdings than some of its peers to provide greater diversification.6

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

▲	The composition of the Fund’s holdings is subject to change.

1	The S&P 400 is a capitalization weighted index comprised of common stocks representing all major industries in the mid-cap range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

2	The RMCI measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3	LMCC figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling in the category indicated. They do not reflect sales charges.

4	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

5	The S&P 600 is a capitalization-weighted index representing all major industries in the small-cap range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

6	Diversification does not assure a profit nor protect against loss.

H U N T I N G T O N      F U N D S

7

Huntington

VA New Economy Fund

Management’s Discussion of Fund Performance

Portfolio Manager: Randy Hare

Vice President

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/10
1 Year	15.97%
3 Year	(9.58)%
5 Year	(1.71)%
Start of Performance (10/15/01)	4.70%

Expense Ratio
1.05%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA New Economy Fund from October 15, 2001 (inception) to December 31, 2010, compared to the S&P 400 and the S&P 400 GI.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Funds’ prospectus dated May 1, 2010. Additional information pertaining to the Fund’s expense ratio as of December 31, 2010 can be found in the financial highlights. For the fiscal year ended 12/31/10, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400 and the S&P 400 GI indices have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2010, the Huntington VA New Economy Fund produced a total return of 15.97% based on net asset value. The Fund’s benchmark, the Standard & Poor’s MidCap 400 Growth Index (S&P 400 GI)1 had a total return of 30.57%, while the Standard & Poor’s Mid Cap 400 Index (S&P 400)2, had a total return of 26.64%.

During the year, the Fund’s holdings remained invested in companies producing or benefiting from increased productivity trends. Trading activity was responsible for -6.69% of the performance relative to the benchmark, while portfolio structure had a negative impact of -8.46%. Portfolio structure can be explained by adding Security Characteristics: -0.34%, Sector Allocation: -0.16% and Security Selection: -7.95%.

The Fund’s performance relative to the benchmark was affected by both sector selection and individual stock selection. The Consumer Discretionary and Information Technology sectors provided the largest sources of returns above the benchmark. Consumer Discretionary was a focus in the beginning of the year and the Fund reduced exposure throughout the year. Information Technology remained an overweight sector for the year ending December 31, 2010. The source for the largest underperformance relative to the benchmark was the stock selection in the Financial sector. The Fund’s overweight position in the Energy sector also provided negative relative performance for the Fund during the year. The remaining relative sector weights provided minimal contribution versus the Fund’s benchmark. The Fund’s sector selection process during 2010 continued to be driven by the sector strategy of Huntington Asset Advisors, Inc.

The three holdings that had the largest positive contribution to the Fund’s performance were F5 Networks Inc., CF Industries Holdings Inc. and lululemon athletica inc. These three holdings added 4.95% to the Fund’s return. The three holdings that had the largest negative contribution to the Fund’s performance were iPath S&P 500 Vix Call JAN11 48, Intuitive Surgical Inc. and iPath S&P 500 VIX SH TM FT CALL (0.02%). These three holdings subtracted -1.74% from the Fund’s return.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

▲	The composition of the Fund’s holdings is subject to change.

1	The S&P 400 GI is designed to provide a comprehensive measure of mid-cap U.S. equity “growth” performance. It is a float adjusted market capitalization-weighted index comprised of stocks representing approximately half the market capitalization of the S&P 400 that have been indentified as being on the growth end of the growth-value spectrum. Indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

2	The S&P 400 is a capitalization-weighted index comprised of common stocks representing all major industries in the mid-range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

8

Huntington

VA Real Strategies Fund

Management’s Discussion of Fund Performance

Portfolio Manager: Peter Sorrentino, CFA

Vice President

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/10
1 Year	22.15%
3 Year	(5.67)%
Start of Performance (08/31/07)	(1.05)%

Expense Ratio
1.87%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Real Strategies Fund from August 31, 2007 (inception) to December 31, 2010, compared to the S&P GSCI, S&P 500 and RSIB.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratios are from the Funds’ prospectus dated May 1, 2010. Additional information pertaining to the Fund’s expense ratio as of December 31, 2010 can be found in the financial highlights. For the fiscal year ended 12/31/10, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P GSCI, the S&P 500 and the RSIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2010, the Huntington VA Real Strategies Fund produced a total return of 22.15% based upon net asset value. The Fund outperformed its benchmark, the S&P GSCI® Index1, which had a total return of 9.03%. The Fund also outperformed the Standard & Poor’s 500 Index2 (S&P 500), which returned 15.06% and the Real Strategies Indices Blend3, which returned 21.90% for the same period.

The Fund’s performance during the year was bifurcated with performance during the opening months of the year driven by agriculture related themes and the closing months of the year driven by energy related themes. Overall, prices for precious metals increased throughout the year, but performance was also bifurcated with gold moving rapidly higher in the opening months only to be supplanted by silver during the second half of the year.

In the realm of agriculture, the Fund’s most successful investments were those in a number of fertilizer producers and machinery manufacturers. This area experienced considerable merger and acquisition activity throughout the year that propelled prices higher for companies around the globe. The Fund’s shares of Sociedad Quimeca y Minera de Chile advanced over 60%, followed by the 58% contribution from Bucyrus International and 56% for AGCO Corp. Not all agriculture related holdings worked however, as witnessed by the 34% decline in Monsanto.

Returns for the Fund’s energy holdings were strongest for coal and uranium, and the unifying theme for both was demand from China. China lacks the infrastructure to fully utilize its domestic coal supply and is increasingly relying upon seaborne supplies to meet its needs. The Chinese began an aggressive reactor construction program some years ago and now many of those stations are reaching the fueling stage. This demand, combined with refueling needs for existing stations around the world, sent the prices for uranium mining companies higher. The Fund’s shares of Uranium Energy Corp. advanced Fund’s coal holdings, Arch Coal enjoyed the largest advance, picking up 63%, while shares of Peabody Energy added 41%. Again, as with agriculture, not all coal stocks were positive for the year, as shares of James River Coal slipped 8%.

The Fund did benefit from the resurgence of merger and acquisition activity during the year where. While the attempt by BHP to acquire Potash failed, it served to sustain the run-up in price that swept the group during the Agrium CF Industries transaction. This was also evident in the equipment sector, as Caterpillar’s bid for the shares of Bucyrus International served to boost the price for shares of Deer & Co. and AGCO Corp.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

▲	The composition of the Fund’s holdings is subject to change.

1

The S&P GSCI® Index measures general price movements and inflation in the world economy. The index is calculated primarily on a world production-weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets. The Fund’s investment adviser elected to change the benchmark index from the S&P 500 to the S&P GSCI® Index because the S&P GSCI® Index is more reflective of the securities in which the Fund invests. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

2	The S&P 500 is a capitalization-weighted Index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3	The Real Strategies Indices Blend is a custom blended index comprised of the following two indices with their noted respective weightings: Reuters/Jefferies CRB Total Return Index (50%) and NAREIT Index (50%). The Reuters/Jefferies CRB Total Return Index is a commodity index, a basket of exchange-traded futures contract representing long-only positions in underlying commodities. Indices typically include a variety of commodity sectors to provide investors broader exposure to commodities as an asset class and free the investor from the mechanics of future trading (e.g., contract rolling and physical delivery). The index return does not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The index return assumes reinvestment of all distributions and does not reflect the deduction of taxes and fees. Individuals cannot invest directly in the index, however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The NAREIT represents returns for the National Association of Real Estate Investment Trust Equity Index. The indices are unmanaged and, unlike the Fund, are not affected by cashflows.

H U N T I N G T O N      F U N D S

9

Huntington

VA Rotating Markets Fund

Management’s Discussion of Fund Performance

Portfolio Manager: Paul Koscik, JD

Vice President

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/10
1 Year	7.34%
3 year	(6.04)%
5 Year	1.60%
Start of Performance (10/15/01)	4.21%

Expense Ratio
1.90%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Rotating Markets Fund from October 15, 2001 (inception) to December 31, 2010, compared to the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or changes and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Funds’ prospectus dated May 1, 2010. Additional information pertaining to the Fund’s expense ratio as of December 31, 2010 can be found in the financial highlights. For the fiscal year ended 12/31/10, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of all dividends on securities in the index.

For the fiscal year ended December 31, 2010, the Huntington VA Rotating Markets Fund produced a total return of 7.34% based on net asset value. This underperformed the total return of 15.06% for the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500).1

The Rotating Markets Fund finished 2009 invested in the Global segment of the stock market having significantly outperformed its benchmark, the S&P 500, by more than 650 basis points. 2010 began with the Fund still invested in the global segment. As the year progressed, it became apparent that international stocks were becoming a drag on performance. Concerns about the fiscal stability of the European Union in general, and such countries as Greece and Ireland in particular, were causing investors to shift funds toward the US. In response to the shifting investment environment, the Fund elected to rotate to the Large Cap segment of the stock market. Because the equity markets had staged a massive rally from the March, 2009 bottom (the S&P 500 for example was up 60%) without any significant correction, it was decided to emulate the Dow Jones Industrial Average, which is a conservative equity index. This index is viewed as one of the best indices to own in the event of a sharp correction. Unfortunately, no correction occurred after the rotation on September 1, 2010. In fact, the rally continued the rest of the year with the more aggressive S&P 500 handily outperforming the more conservative Dow Jones Industrial Average. Although the Fund underperformed the S&P 500 Index because of its conservative stance regarding the equity market, it is well positioned in the event that a correction does occur.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

▲	The composition of the Fund’s holdings is subject to change.

1	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

10

Huntington

VA Situs Fund

Management’s Discussion of Fund Performance

Portfolio Manager: B. Randolph Bateman, CFA

Chief Investment Officer

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/10
1 Year	29.61%
3 Year	0.42%
5 Year	3.41%
Start of Performance (05/03/04)	7.90%

Expense Ratio
1.04%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Situs Fund from May 3, 2004 (inception) to December 31, 2010, compared to the S&P 600 and the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or changes and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Funds’ prospectus dated May 1, 2010. Additional information pertaining to the Fund’s expense ratio as of December 31, 2010 can be found in the financial highlights. For the fiscal year ended 12/31/10, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 600 and the S&P 500 indices have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2010, the Huntington VA Situs Fund produced a total return 29.61% based on net asset value. The Fund experienced a strongly positive relative performance versus its benchmark, the Standard & Poor’s Small Cap 600 Index (S&P 600),1 which had a total return of 26.31% for the same period. This represented a return that was 330 basis points above the benchmark index. This was the second consecutive year that the fund exceeded the unmanaged benchmark.

The Fund also outperformed the Standard & Poor’s 500 Index (S&P 500),2 the broader stock market index, which had a return of 15.06% for the reporting period. The Fund continued to focus on its approach of utilizing, among other things, strict quantitative analysis, industry sector emphasis or de-emphasis according to the policy guidelines established by Huntington Asset Advisors, Inc.’s Investment Policy Committee and selecting stocks of companies with geographical location advantages. These factors contributed to the Fund outperforming its benchmark and market peers over the longer term and were significant in the overperformance achieved in 2010.

During the reporting period, the economy moved from a rebound phase to an expansion and most markets reflected this positive movement in the economy. The small and mid cap stocks, however, seemed to fair the best in this environment and their performance significantly outperformed their larger counterparts. The sectors that outperformed in the Situs Fund were Energy and Materials, of which the Fund held an overweight position during much of the year. It was difficult to develop investment strategies in the market environment of 2010. There was a lack of sector leadership on any consistent basis and there were considerable swings in daily performance in individual names as well as industries. The Situs Fund wrote few options during the year as market conditions were not favorable, but with two years of strong back to back performance (+25% each), it is likely that the manager will employ more coverage strategies in 2011. In addition, we anticipate that the Energy and Material sectors will be lightened during the year as capital gains situations are considered. The Fund had taken a large amount of gains during the 2010 tax period and the manager was hesitant to incur greater taxes in order to balance the sector weights.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

▲	The composition of the Fund’s holdings is subject to change.

1	The S&P 600 is a capitalization-weighted index representing all major industries in the small-cap range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

2	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

H U N T I N G T O N      F U N D S

11

Huntington

VA Mortgage Securities Fund

Management’s Discussion of Fund Performance

Co-Portfolio Managers:

William G. Doughty, MBA

Vice President

Gustave J. Seasongood

Vice President

Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/10
1 Year	4.89%
3 Year	4.16%
5 Year	4.45%
Start of Performance (05/03/04)	4.41%

Expense Ratio
1.10%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Mortgage Securities Fund from May 3, 2004 (inception) to December 31, 2010, compared to the BMBSI.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or changes and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratios are from the Funds’ prospectus dated May 1, 2010. Additional information pertaining to the Fund’s expense ratio as of December 31, 2010 can be found in the financial highlights. For the fiscal year ended 12/31/10, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The BMBSI has been adjusted to reflect reinvestment of dividends on securities in the index.

For the fiscal year ended December 31, 2010, the Huntington VA Mortgage Securities Fund produced a return of 4.89% based on net asset value. This compared to the total return of 5.37% for the Fund’s benchmark, the Barclays Mortgage Backed Securities Index (BMBSI),1 and the Lipper U.S. Mortgage Funds Average2 return of 6.74% for the same reporting period.

During 2010, the mortgage market was generally even with Treasury securities. Mortgages had a return of 5.37%, as measured by the BMBSI for the year, compared to a return of 5.88% for Treasuries. The Agency position also had a negative effect on the portfolio. The small underperformance of the Fund was due to its more defensive nature as it owned both 15 and 20 year mortgages. The 10% exposure to the REIT (Real Estate Investment Trust) market, which was up from 5% last year, helped the Fund’s return. As measured by the NAREIT Index (NAREIT),3 REITs produced a return of 27.95%.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

▲	The composition of the Fund’s holdings is subject to change.

Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

1	The BMBSI is composed of all fixed securities mortgage pools by the Government National Mortgage Association (GNMA), Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, including GNMA Graduated Payment Mortgages. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

2	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

3	The NAREIT Index represents returns for the National Association of Real Estate Investment Trust Equity Index. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

12

Huntington VA Balanced Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2010

Asset Allocation	Percentage of Market Value
Equity Mutual Funds[1]	59.9%
Fixed Income Mutual Funds[1]	38.1%
Cash[1]	2.0%

Total	100.0%

[1]	Investments in affiliated funds.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2010, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2010

Shares		Value
	Mutual Funds — 97.7% (a)
382,079	Huntington Fixed Income Securities Fund, Trust Shares	$8,466,869
109,556	Huntington VA Dividend Capture Fund	1,068,169
615,775	Huntington VA Growth Fund	4,809,200
369,703	Huntington VA Income Equity Fund	3,205,326
185,840	Huntington VA International Equity Fund	2,687,250
147,724	Huntington VA Macro 100 Fund	1,330,993
60,259	Huntington VA Mid Corp Fund	1,062,960
151,812	Huntington VA Mortgage Securities Fund	1,744,317
94,876	Huntington VA New Economy Fund	1,200,180
44,445	Huntington VA Situs Fund	666,228

	Total Mutual Funds (Cost $24,190,668)	26,241,492

Shares		Value
	Cash Equivalents — 2.0%
545,928	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	$545,928

	Total Cash Equivalents (Cost $545,928)	545,928

	Total Investments (Cost $24,736,596) — 99.7%	26,787,420

	Other Assets in Excess of Liabilities — 0.3%	81,302

	Net Assets — 100.0%	$26,868,722

(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2010.

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

13

Huntington VA Dividend Capture Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2010

Asset Allocation	Percentage of Market Value
Common Stocks (Includes 5.0% Real Estate Investment Trusts)	76.8%
Preferred Stocks (Includes 2.0% Real Estate Investment Trusts)	21.1%
Exchange Traded Funds	1.6%
Cash[1]	0.5%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2010, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2010

Shares		Value
	Common Stocks — 76.9%
	Consumer Discretionary — 4.6%
9,500	Genuine Parts Co.	$487,730
6,000	The TJX Cos., Inc.	266,340
3,500	V.F. Corp.	301,630
10,000	Yum! Brands, Inc.	490,500

		1,546,200

	Consumer Staples — 7.0%
10,000	Archer-Daniels-Midland Co.	300,800
12,500	Ruddick Corp.	460,500
2,000	Sanderson Farms, Inc.	78,300
7,500	The Clorox Co.	474,600
10,000	The Hershey Co.	471,500
11,000	Universal Corp.	447,700
2,000	Wal-Mart Stores, Inc.	107,860

		2,341,260

	Energy — 14.9%
7,000	Cenovus Energy, Inc.	232,680
10,500	Chevron Texaco Corp.	958,125
8,500	ConocoPhillips	578,850
5,500	Eni SpA ADR	240,570
15,500	Exxon Mobil Corp.	1,133,360
6,500	Marathon Oil Corp.	240,695
17,000	Royal Dutch Shell PLC ADR	1,135,260
9,500	Total SA ADR	508,060

		5,027,600

	Financials — 15.6%
19,500	American Financial Group, Inc.	629,655
10,500	Assurant, Inc.	404,460
13,500	BB&T Corp.	354,915
19,500	Federated Investors, Inc., Class B	510,315
34,500	Fidelity National Title Group, Inc.	471,960
15,500	JPMorgan Chase & Co.	657,510
5,500	Prudential Financial, Inc.	322,905
6,750	Royal Bank of Canada	353,430
8,500	The Toronto-Dominion Bank	631,635
3,500	The Travelers Cos., Inc.	194,985

Shares		Value
	Financials — (continued)
8,000	U.S. Bancorp	$215,760
17,500	Unitrin, Inc.	429,450
2,000	Wells Fargo & Co.	61,980

		5,238,960

	Health Care — 6.8%
13,500	Abbott Laboratories	646,785
12,000	AstraZeneca PLC ADR	554,280
4,000	Baxter International, Inc.	202,480
13,000	Eli Lilly & Co.	455,520
11,000	GlaxoSmithKline PLC ADR	431,420

		2,290,485

	Industrials — 8.6%
5,250	3M Co.	453,075
7,500	Applied Industrial Technologies, Inc.	243,600
31,500	General Electric Co.	576,135
5,500	Lockheed Martin Corp.	384,505
8,500	Norfolk Southern Corp.	533,970
13,500	Waste Management, Inc.	497,745
3,000	Watsco, Inc.	189,240

		2,878,270

	Information Technology — 3.3%
10,500	Corning, Inc.	202,860
24,000	Intel Corp.	504,720
10,500	Microsoft Corp.	293,160
1,624	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	20,365
3,000	Texas Instruments, Inc.	97,500

		1,118,605

	Materials — 2.3%
5,500	AMCOL International Corp.	170,500
14,000	MeadWestvaco Corp.	366,240
5,000	Southern Copper Corp.	243,700

		780,440

See Notes which are an integral part of the Financial Statements.

14

Huntington VA Dividend Capture Fund

Portfolio of Investments (continued)

December 31, 2010

Shares		Value
	Common Stocks — (continued)
	Real Estate Investment Trusts — 5.0%
9,000	Acadia Realty Trust	$164,160
17,500	Duke Realty Corp.	218,050
1,500	EastGroup Properties, Inc.	63,480
1,500	Equity Residential	77,925
3,000	HCP, Inc.	110,370
3,000	Home Properties, Inc.	166,470
5,500	National Health Investors, Inc.	247,610
2,500	National Retail Properties, Inc.	66,250
2,500	PS Business Parks, Inc.	139,300
3,500	Rayonier, Inc.	183,820
1,374	Simon Property Group, Inc.	136,699
3,000	Sovran Self Storage, Inc.	110,430

		1,684,564

	Telecommunication Services — 2.0%
6,500	Verizon Communications, Inc.	232,570
16,500	Vodafone Group PLC ADR	436,095

		668,665

	Utilities — 6.8%
20,250	Entergy Corp.	1,434,307
11,500	Nicor, Inc.	574,080
16,000	TECO Energy, Inc.	284,800

		2,293,187

	Total Common Stocks (Cost $23,896,887)	25,868,236

	Preferred Stocks — 21.1%
	Consumer Discretionary — 0.6%
1,000	Comcast Corp., 7.000%	25,350
7,000	Viacom, Inc., 6.850%	177,660

		203,010

	Financials — 16.0%
15,000	Allianz SE, 8.375%	394,219
12,000	Barclays Bank PLC, 6.625%	279,960
16,000	BB&T Capital Trust V, 8.950%	439,200
14,000	Credit Suisse Guernsey, 7.900%	374,920
2,426	Everest Re Cap Trust II, 6.200%	54,003
806	Goldman Sachs Group, Inc., 6.200%	19,465
3,500	HSBC Holdings PLC, 6.200%	80,150
15,000	JPMorgan Chase Capital XXVI, 8.000%	403,650
5,000	KeyCorp Capital VIII, 7.000%	122,200
1,000	M&T Capital Trust IV, 8.500%	26,620
13,000	Merrill Lynch & Co. Capital Trust V, 7.280%	318,500
1,000	MetLife, Inc., 6.500%	24,800
16,000	Morgan Stanley Capital Trust, 6.600%	380,000
21,000	National City Capital Trust II, 6.625%	524,580
8,000	Partnerre Ltd., 6.500%	192,640
11,914	PLC Capital Trust IV, 7.250%	296,659
20,000	Prudential Financial, Inc., 9.000%	549,800
5,000	Prudential PLC, 6.500%	123,300
3,000	RenaissanceRe Holdings Ltd., 6.500%	68,220
8,000	SunTrust Capital IX, 7.875%	206,480

Shares		Value
	Financials — (continued)
1,000	USB Capital XI, 6.600%	$25,100
16,000	Wachovia Capital Trust X, 7.850%	421,600
2,000	Wells Fargo Capital IV, 7.000%	50,660

		5,376,726

	Real Estate Investment Trusts — 2.0%
8,000	Kimco Realty Corp., 7.750%	211,200
2,000	Public Storage, Inc., 6.450%	48,500
16,000	Vornado Realty LP, 7.875%	426,720

		686,420

	Telecommunication Services — 1.2%
5,117	AT&T, Inc., 6.375%	136,163
10,731	Telephone & Data Systems, Inc., 7.600%	270,529

		406,692

	Utilities — 1.3%
11,000	Dominion Resources, Inc., Class A, 8.375%	311,740
4,000	Xcel Energy, Inc., 7.600%	109,720

		421,460

	Total Preferred Stocks (Cost $6,274,336)	7,094,308

	Mutual Funds — 1.6%
	Exchange Traded Funds — 1.6%
21,000	The Technology Select Sector SPDR Fund	528,780

	Total Mutual Funds (Cost $383,684)	528,780

	Cash Equivalents — 0.5%
160,142	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	160,142

	Total Cash Equivalents (Cost $160,142)	160,142

	Total Investments (Cost $30,715,049) — 100.1%	33,651,466

	Liabilities in Excess of Other Assets — (0.1)%	(26,528)

	Net Assets — 100.0%	$33,624,938

(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2010.

ADR	—American Depositary Receipt
LP	—Limited Partnership
PLC	—Public Liability Co.

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

15

Huntington VA Growth Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2010

Asset Allocation	Percentage of Market Value
Information Technology	34.1%
Industrials	13.0%
Energy	12.3%
Health Care	8.6%
Consumer Staples	7.6%
Consumer Discretionary	6.8%
Materials	6.7%
Cash[1]	4.9%
Real Estate Investment Trusts	2.8%
Financials	1.9%
Telecommunication Services	1.3%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2010, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2010

Shares		Value
	Common Stocks — 96.0%
	Consumer Discretionary — 6.8%
6,520	Coach, Inc.	$360,621
7,200	Family Dollar Stores, Inc.	357,912
2,650	Lululemon Athletica, Inc. *	181,313
1,030	Netflix, Inc. *	180,971
2,140	Nike, Inc., Class B	182,799

		1,263,616

	Consumer Staples — 7.6%
7,240	Altria Group, Inc.	178,249
12,100	Companhia Brasileira de Distribuicao Grupo Pao de Acucar ADR	375,463
7,390	McCormick & Co., Inc.	343,857
3,020	Philip Morris International, Inc.	176,761
5,150	The Coca-Cola Co.	338,715

		1,413,045

	Energy — 12.4%
5,740	Anadarko Petroleum Corp.	437,158
2,350	CNOOC Ltd. ADR	560,169
4,240	Core Laboratories NV	377,572
8,250	Peabody Energy Corp.	527,835
5,840	Transocean Ltd.	405,938

		2,308,672

	Financials — 2.0%
2,160	Goldman Sachs Group, Inc.	363,226

	Health Care — 8.6%
5,130	Merck & Co., Inc.	184,885
4,302	Novo-Nordisk A/S ADR	484,276
10,850	Pfizer, Inc.	189,984

Shares		Value
	Health Care — (continued)
5,120	Stryker Corp.	$274,944
6,720	Varian Medical Systems, Inc. *	465,562

		1,599,651

	Industrials — 13.2%
7,530	Caterpillar, Inc.	705,260
5,910	CSX Corp.	381,845
4,420	Deere & Co.	367,081
7,090	Joy Global, Inc.	615,057
3,990	Union Pacific Corp.	369,713

		2,438,956

	Information Technology — 34.5%
3,510	Apple, Inc. *	1,132,186
6,500	Baidu, Inc. SP ADR *	627,445
31,020	Cisco Systems, Inc. *	627,535
5,280	Cognizant Technology Solutions Corp., Class A *	386,971
23,930	EMC Corp. *	547,997
3,170	F5 Networks, Inc. *	412,607
790	Google, Inc., Class A *	469,236
19,770	Microsoft Corp.	551,978
6,920	NetApp, Inc. *	380,323
12,820	Oracle Corp.	401,266
11,910	Rackspace Hosting, Inc. *	374,093
9,520	SanDisk Corp. *	474,667

		6,386,304

	Materials — 6.8%
3,290	Agrium, Inc.	301,858
5,350	Du Pont (E.I.) de Nemours & Co.	266,858

See Notes which are an integral part of the Financial Statements.

16

Huntington VA Growth Fund

Portfolio of Investments (continued)

December 31, 2010

Shares		Value
	Common Stocks — (continued)
	Materials — (continued)
3,040	Freeport-McMoran Copper & Gold, Inc., Series B, Class B	$365,074
4,480	Rio Tinto PLC ADR	321,037

		1,254,827

	Real Estate Investment Trusts — 2.8%
3,380	Health Care, Inc.	161,023
2,720	Mid-America Apartment Communities, Inc.	172,693
6,760	National Retail Properties, Inc.	179,140

		512,856

	Telecommunication Services — 1.3%
12,710	Frontier Communications Corp.	123,668
8,870	Windstream Corp.	123,648

		247,316

	Total Common Stocks (Cost $15,881,848)	17,788,469

Shares		Value
	Cash Equivalents — 5.0%
922,241	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	$922,241

	Total Cash Equivalents (Cost $922,241)	922,241

	Total Investments (Cost $16,804,089) — 101.0%	18,710,710

	Liabilities in Excess of Other Assets — (1.0)%	(199,260)

	Net Assets — 100.0%	$18,511,450

(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2010.

*	Non-income producing security.

ADR	—American Depositary Receipt
PLC	—Public Liability Co.

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

17

Huntington VA Income Equity Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2010

Asset Allocation	Percentage of Market Value
Energy	19.1%
Financials	11.7%
Industrials	11.7%
Real Estate Investment Trusts	10.4%
Consumer Staples	9.6%
Health Care	9.3%
Information Technology	6.7%
Utilities	6.3%
Consumer Discretionary	6.1%
Cash[1]	3.2%
Materials	3.2%
Telecommunication Services	2.7%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2010, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2010

Shares		Value
	Common Stocks — 96.7%
	Consumer Discretionary — 6.1%
31,800	H & R Block, Inc.	378,738
6,300	McDonald’s Corp.	$483,588
7,200	Time Warner, Inc.	475,416

		1,337,742

	Consumer Staples — 9.5%
14,600	Altria Group, Inc.	359,452
7,800	HJ Heinz Co.	385,788
4,500	Kimberly-Clark Corp.	283,680
5,500	PepsiCo, Inc.	359,315
7,000	Philip Morris International, Inc.	409,710
4,300	The Coca-Cola Co.	282,811

		2,080,756

	Energy — 19.1%
4,600	Chevron Texaco Corp.	419,750
4,600	ConocoPhillips	313,260
14,600	Enerplus Resources Fund	450,264
6,900	Eni SpA ADR	301,806
5,600	Exxon Mobil Corp.	409,472
7,300	Marathon Oil Corp.	270,319
15,600	Penn West Energy Trust	373,152
2,400	PetroChina Co. Ltd. ADR	315,576
9,800	Repsol YPF SA ADR	273,812
4,700	Royal Dutch Shell PLC ADR	313,866
16,100	Spectra Energy Corp.	402,339
6,000	Total SA ADR	320,880

		4,164,496

Shares		Value
	Financials — 11.7%
7,500	Bank of Montreal	$431,775
6,100	Canadian Imperial Bank of Commerce	478,240
6,600	Chubb Corp.	393,624
4,700	M & T Bank Corp.	409,135
14,600	Sun Life Financial, Inc.	439,460
7,200	The Travelers Cos., Inc.	401,112

		2,553,346

	Health Care — 9.3%
9,000	Abbott Laboratories	431,190
8,300	AstraZeneca PLC ADR	383,377
9,500	Eli Lilly & Co.	332,880
23,100	Pfizer, Inc.	404,481
14,800	Sanofi-Aventis ADR	477,004

		2,028,932

	Industrials — 11.6%
3,900	Caterpillar, Inc.	365,274
3,400	Eaton Corp.	345,134
5,200	Lockheed Martin Corp.	363,532
27,200	R.R. Donnelley & Sons Co.	475,184
5,200	The Boeing Co.	339,352
4,600	United Parcel Service, Inc., Class B	333,868
8,600	Waste Management, Inc.	317,082

		2,539,426

	Information Technology — 6.7%
22,400	Intel Corp.	471,072
3,300	International Business Machines Corp.	484,308
17,700	Microsoft Corp.	494,184

		1,449,564

See Notes which are an integral part of the Financial Statements.

18

Huntington VA Income Equity Fund

Portfolio of Investments (continued)

December 31, 2010

Shares		Value
	Common Stocks — (continued)
	Materials — 3.2%
6,600	Du Pont (E.I.) de Nemours & Co.	$329,208
4,300	PPG Industries, Inc.	361,501

		690,709

	Real Estate Investment Trusts — 10.4%
5,800	Equity Residential	301,310
14,200	HCP, Inc.	522,418
10,300	Health Care, Inc.	490,692
15,200	Mack-Cali Realty Corp.	502,512
4,500	Simon Property Group, Inc.	447,705

		2,264,637

	Telecommunication Services — 2.7%
10,100	AT&T, Inc.	296,738
8,300	Verizon Communications, Inc.	296,974

		593,712

	Utilities — 6.3%
9,200	Ameren Corp.	259,348
5,600	DTE Energy Co.	253,792
13,900	Duke Energy Corp.	247,559
5,800	Exelon Corp.	241,512
21,400	NiSource, Inc.	377,068

		1,379,279

	Total Common Stocks (Cost $19,314,782)	21,082,599

Shares		Value
	Cash Equivalents — 3.2%
687,915	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	$687,915

	Total Cash Equivalents (Cost $687,915)	687,915

	Total Investments (Cost $20,002,697) — 99.9%	21,770,514

	Other Assets in Excess of Liabilities — 0.1%	27,801

	Net Assets — 100.0%	$21,798,315

(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2010.

ADR	—American Depositary Receipt
PLC	—Public Liability Co.

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

19

Huntington VA International Equity Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2010

Asset Allocation	Percentage of Market Value
United Kingdom	16.0%
Japan	15.5%
Germany	8.5%
France	7.6%
Switzerland	7.4%
Sweden	6.4%
Mutual Funds	5.1%
Singapore	4.9%
Australia	4.7%
Netherlands	3.8%
Canada	3.7%
Cash[1]	3.7%
Hong Kong	2.8%
Italy	2.7%
Taiwan	2.1%
Mexico	1.6%
United States	1.5%
Spain	1.0%
Israel	1.0%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2010, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2010

Shares		Value
	Common Stocks — 90.3%
	Australia — 4.6%
	Consumer Staples — 1.8%
70,000	Foster’s Group Ltd.	$406,315

	Materials — 2.8%
14,000	BHP Billiton Ltd.	647,386

		1,053,701

	Canada — 3.6%
	Energy — 1.7%
6,870	Cenovus Energy, Inc.	228,359
5,870	EnCana Corp.	170,934

		399,293

	Telecommunication Services — 1.9%
12,000	BCE, Inc.	425,520

		824,813

	France — 7.5%
	Energy — 2.0%
8,400	Total SA ADR	449,232

	Financials — 3.1%
18,809	AXA SA ADR	313,170
6,147	BNP Paribas	391,281

		704,451

Shares		Value
	Health Care — 1.4%
5,000	Sanofi-Aventis	$319,874

	Utilities — 1.0%
4,823	GDF Suez ADR	173,821
1,600	GDF Suez	57,437

		231,258

		1,704,815

	Germany — 8.4%
	Consumer Staples — 1.3%
4,800	Henkel AG & Co. KGaA	300,213

	Industrials — 3.5%
14,600	GEA Group AG	421,730
3,036	Siemens AG ADR	377,223

		798,953

	Materials — 2.5%
7,500	K+S AG	567,652

	Utilities — 1.1%
8,000	E.ON AG ADR	243,280

		1,910,098

	Hong Kong — 2.8%
	Consumer Discretionary — 1.1%
65,000	MTR Corp. Ltd.	236,662

See Notes which are an integral part of the Financial Statements.

20

Huntington VA International Equity Fund

Portfolio of Investments (continued)

December 31, 2010

Shares		Value
	Common Stocks — (continued)
	Financials — 1.7%
50,800	The Wharf (Holdings) Ltd.	$390,835

		627,497

	Israel — 1.0%
	Health Care — 1.0%
4,400	Teva Pharmaceutical Industries Ltd., ADR	229,372

	Italy — 2.6%
	Energy — 2.6%
12,200	Saipem SpA	600,906

	Japan — 15.4%
	Consumer Discretionary — 2.8%
7,010	Honda Motor Co. Ltd. ADR	276,895
25,390	Panasonic Corp. ADR	357,999

		634,894

	Consumer Staples — 3.2%
14,000	Shiseido Co. Ltd.	305,768
10,200	Unicharm Corp.	405,614

		711,382

	Financials — 0.9%
49	Japan Prime Realty Investment Corp.	150,816
6	Japan Real Estate Investment Corp.	62,198

		213,014

	Industrials — 4.0%
2,700	FANUC Ltd.	414,515
16,000	KOMATSU Ltd.	483,989

		898,504

	Information Technology — 4.5%
12,051	Canon, Inc. ADR	618,698
1,400	KEYENCE Corp.	405,392

		1,024,090

		3,481,884

	Mexico — 1.6%
	Telecommunication Services — 1.6%
6,200	America Movil SA de CV., Series L ADR	355,508

	Netherlands — 3.8%
	Energy — 2.1%
14,300	Royal Dutch Shell PLC, Class A	476,890

	Industrials — 1.7%
12,225	Koninklijke (Royal) Philips Electronics NV NYS	375,308

		852,198

	Singapore — 4.8%
	Financials — 1.6%
31,000	DBS Group Holdings Ltd.	346,056
10,200	K-Green Trust *	8,508

		354,564

Shares		Value
	Industrials — 2.0%
51,000	Keppel Corp Ltd.	$450,047

	Telecommunication Services — 1.2%
12,005	Singapore Telecommunications ADR	285,119

		1,089,730

	Spain — 1.0%
	Financials — 1.0%
21,708	Banco Bilbao Vizcaya Argentaria SA ADR	220,770

	Sweden — 6.4%
	Consumer Discretionary — 1.9%
12,800	Hennes & Mauritz AB *	426,857

	Consumer Staples — 1.8%
25,000	Svenska Cellulosa AB (SCA)	395,266

	Industrials — 2.7%
35,000	Volvo AB *	617,463

		1,439,586

	Switzerland — 7.3%
	Financials — 2.7%
10,000	ACE Ltd.	622,500

	Health Care — 2.5%
9,690	Novartis AG ADR	571,226

	Materials — 2.1%
8,030	Syngenta AG ADR	472,003

		1,665,729

	Taiwan — 2.1%
	Information Technology — 2.1%
37,677	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	472,470

	United Kingdom — 15.9%
	Consumer Discretionary — 1.7%
24,750	Pearson PLC ADR	393,278

	Consumer Staples — 3.1%
6,600	Reckitt Benckiser Group PLC	362,807
13,874	Tesco PLC ADR	279,977
10,000	TESCO PLC	66,277

		709,061

	Energy — 3.1%
3,750	BG Group PLC ADR	382,500
16,100	Scottish & Southern Energy PLC	307,563

		690,063

	Financials — 2.8%
63,000	Barclays PLC	257,060
14,175	Standard Chartered PLC	381,426

		638,486

	Health Care — 1.7%
9,645	GlaxoSmithKline PLC ADR	378,277

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

21

Huntington VA International Equity Fund

Portfolio of Investments (continued)

December 31, 2010

Shares		Value
	Common Stocks — (continued)
	Industrials — 1.6%
36,200	Rolls-Royce Group PLC *	$351,697

	Telecommunication Services — 1.5%
133,000	Vodafone Group PLC	343,881

	Utilities — 0.4%
4,525	Scottish & Southern Energy PLC ADR	88,192

		3,592,935

	United States — 1.5%
	Energy — 1.5%
4,080	Schlumberger Ltd.	340,680

	Total Common Stocks (Cost $17,588,805)	20,462,692

	Mutual Funds — 5.1%
	Exchange Traded Funds — 4.0%
15,200	iShares MSCI Hong Kong Index Fund	287,432
4,800	iShares MSCI South Korea Index Fund	293,712
16,300	iShares MSCI Taiwan Index Fund	254,606
5,000	ProShares UltraShort Yen Fund *	78,600

		914,350

Shares		Value
	Closed-End Funds — 1.1%
8,966	Morgan Stanley India Investment Fund, Inc. *	$230,337

	Total Mutual Funds (Cost $787,218)	1,144,687

	Cash Equivalents — 3.7%
840,153	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	840,153

	Total Cash Equivalents (Cost $840,153)	840,153

	Total Investments (Cost $19,216,176) — 99.1%	22,447,532

	Other Assets in Excess of Liabilities — 0.9%	200,399

	Net Assets — 100.0%	$22,647,931

(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2010.

*	Non-income producing security.

ADR	—American Depositary Receipt
NYS	—New York Shares
PLC	—Public Liability Co.

See Notes which are an integral part of the Financial Statements.

22

Huntington VA Macro 100 Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2010

Asset Allocation	Percentage of Market Value
Information Technology	17.5%
Industrials	11.9%
Consumer Discretionary	10.6%
Health Care	10.5%
Energy	9.3%
Financials	9.3%
Consumer Staples	9.1%
Cash[1]	8.2%
Utilities	4.5%
Materials	3.8%
Telecommunication Services	3.7%
Real Estate Investment Trusts	1.6%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2010, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2010

Shares		Value
	Common Stocks — 91.7%
	Consumer Discretionary — 10.6%
300	AutoZone, Inc. *	$81,777
2,500	GameStop Corp., Class A *	57,200
1,100	Hasbro, Inc.	51,898
2,100	Johnson Controls, Inc.	80,220
625	McDonald’s Corp.	47,975
3,700	Newell Rubbermaid, Inc.	67,266
1,300	Omnicom Group, Inc.	59,540
450	Polo Ralph Lauren Corp.	49,914
900	Scripps Networks Interactive, Class A	46,575
500	Starwood Hotels & Resorts Worldwide, Inc.	30,390
1,000	The TJX Cos., Inc.	44,390
750	The Walt Disney Co.	28,133
650	V.F. Corp.	56,017

		701,295

	Consumer Staples — 9.1%
2,100	Avon Products, Inc.	61,026
1,000	Colgate-Palmolive Co.	80,370
1,700	Constellation Brands, Inc. *	37,655
1,500	Dr. Pepper Snapple Group, Inc.	52,740
1,500	Kellogg Co.	76,620
1,350	Kraft Foods, Inc.	42,539
1,100	McCormick & Co., Inc.	51,183
1,400	Procter & Gamble Co.	90,062
2,100	Sysco Corp.	61,740
800	The Clorox Co.	50,624

		604,559

Shares		Value
	Energy — 9.3%
900	Apache Corp.	$107,307
600	Baker Hughes, Inc.	34,302
500	ConocoPhillips	34,050
800	Denbury Resources, Inc. *	15,272
1,100	Devon Energy Corp.	86,361
350	EOG Resources, Inc.	31,994
1,343	Exxon Mobil Corp.	98,200
1,200	Marathon Oil Corp.	44,436
750	Occidental Petroleum Corp.	73,575
900	Peabody Energy Corp.	57,582
900	Rowan Cos., Inc. *	31,419

		614,498

	Financials — 9.3%
3,700	Discover Financial Services	68,561
2,900	JPMorgan Chase & Co.	123,018
1,300	Lincoln National Corp.	36,153
10,000	Regions Financial Corp.	70,000
2,100	The Allstate Corp.	66,948
700	Torchmark Corp.	41,818
3,000	U.S. Bancorp	80,910
4,054	Wells Fargo & Co.	125,633

		613,041

	Health Care — 10.5%
1,000	Becton, Dickinson & Co.	84,520
500	C.R. Bard, Inc.	45,885
700	Genzyme Corp. *	49,840
1,400	Johnson & Johnson	86,590

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

23

Huntington VA Macro 100 Fund

Portfolio of Investments (continued)

December 31, 2010

Shares		Value
	Common Stocks — (continued)
	Health Care — (continued)
1,100	McKesson Corp.	$77,418
1,850	Medtronic, Inc.	68,616
4,200	Mylan Laboratories, Inc. *	88,746
1,300	Patterson Cos., Inc.	39,819
900	Stryker Corp.	48,330
1,000	Thermo Fisher Scientific, Inc. *	55,360
900	Zimmer Holdings, Inc. *	48,312

		693,436

	Industrials — 11.9%
600	Cummins, Inc.	66,006
500	Flowserve Corp.	59,610
1,100	General Dynamics Corp.	78,056
1,400	Illinois Tool Works, Inc.	74,760
600	Jacobs Engineering Group, Inc. *	27,510
1,000	Pall Corp.	49,580
1,925	Republic Services, Inc., Class A	57,481
1,400	Union Pacific Corp.	129,724
1,250	United Parcel Service, Inc., Class B	90,725
1,300	United Technologies Corp.	102,336
375	W.W. Grainger, Inc.	51,791

		787,579

	Information Technology — 17.5%
900	Akamai Technologies, Inc. *	42,345
300	Apple, Inc. *	96,768
1,200	BMC Software, Inc. *	56,568
4,200	Cisco Systems, Inc. *	84,966
1,500	Cognizant Technology Solutions Corp., Class A *	109,935
2,400	EMC Corp. *	54,960
1,500	Fiserv, Inc. *	87,840
150	Google, Inc., Class A *	89,095
1,700	Intuit, Inc. *	83,810
13,000	Jabil Circuit, Inc.	261,170
2,025	Microsoft Corp.	56,538
1,300	VeriSign, Inc. *	42,471
7,848	Xerox Corp.	90,409

		1,156,875

	Materials — 3.7%
1,800	Ball Corp.	122,490
200	Cliffs Natural Resources, Inc.	15,602
1,000	Ecolab, Inc.	50,420
500	The Dow Chemical Co.	17,070
2,500	Titanium Metals Corp. *	42,950

		248,532

Shares		Value
	Real Estate Investment Trusts — 1.6%
1,400	HCP, Inc.	$51,506
3,000	Host Hotels & Resorts, Inc.	53,610

		105,116

	Telecommunication Services — 3.7%
1,450	AT&T, Inc.	42,601
1,700	CenturyLink, Inc.	78,489
3,450	Verizon Communications, Inc.	123,441

		244,531

	Utilities — 4.5%
1,300	Consolidated Edison, Inc.	64,441
1,000	Dominion Resources, Inc., Class A	42,720
600	Entergy Corp.	42,498
700	Integrys Energy Group, Inc.	33,957
1,100	Pinnacle West Capital Corp.	45,595
1,200	Progress Energy, Inc.	52,176
300	Wisconsin Energy Corp.	17,658

		299,045

	Total Common Stocks (Cost $5,303,335)	6,068,507

	Cash Equivalents — 8.2%
539,053	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	539,053

	Total Cash Equivalents (Cost $539,053)	539,053

	Total Investments (Cost $5,842,388) — 99.9%	6,607,560

	Other Assets in Excess of Liabilities — 0.1%	7,359

	Net Assets — 100.0%	$6,614,919

(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2010.

*	Non-income producing security.

See Notes which are an integral part of the Financial Statements.

24

Huntington VA Mid Corp America Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2010

Asset Allocation	Percentage of Market Value
Information Technology	17.8%
Industrials	16.9%
Consumer Discretionary	12.4%
Health Care	12.0%
Financials	9.7%
Materials	7.2%
Energy	6.7%
Real Estate Investment Trusts	4.7%
Cash[1]	4.5%
Utilities	3.8%
Consumer Staples	3.3%
Telecommunication Services	1.0%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2010, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2010

Shares		Value
	Common Stocks — 95.5%
	Consumer Discretionary — 12.4%
910	Advance Auto Parts, Inc.	$60,197
2,100	Best Buy Co., Inc.	72,009
3,320	Bob Evans Farms, Inc.	109,427
4,200	BorgWarner, Inc. *	303,912
1,600	Coinstar, Inc. *	90,304
2,700	Guess?, Inc.	127,764
1,632	ITT Educational Services, Inc. *	103,942
3,900	J Crew Group, Inc. *	168,246
2,700	Kohl’s Corp. *	146,718
2,500	Mohawk Industries, Inc. *	141,900
5,158	Nordstrom, Inc.	218,596
3,220	PetSmart, Inc.	128,220
850	Polo Ralph Lauren Corp.	94,282
2,040	Ross Stores, Inc.	129,030
4,782	Royal Caribbean Cruises Ltd. *	224,754
2,093	Stanley Black & Decker, Inc.	139,959
2,020	V.F. Corp.	174,084
530	Whirlpool Corp.	47,080
1,000	Wolverine World Wide, Inc.	31,880

		2,512,304

	Consumer Staples — 3.3%
4,330	Church & Dwight Co., Inc.	298,857
3,370	Constellation Brands, Inc. *	74,646
3,700	Dr. Pepper Snapple Group, Inc.	130,092
2,711	Ralcorp Holding, Inc. *	176,242

		679,837

Shares		Value
	Energy — 6.7%
6,058	Chesapeake Energy Corp.	$156,963
1,500	Forest Oil Corp. *	56,955
3,800	Helmerich & Payne, Inc.	184,224
3,670	Murphy Oil Corp.	273,598
4,784	Noble Energy, Inc.	411,807
1,790	Oceaneering International, Inc. *	131,798
1,493	Unit Corp. *	69,395
3,228	Weatherford International Ltd. *	73,598

		1,358,338

	Financials — 9.7%
1,300	Allied World Assurance Co. Holdings, Ltd.	77,272
5,000	Cincinnati Financial Corp.	158,450
3,459	City National Corp.	212,244
580	Everest Re Group Ltd.	49,196
4,610	First American Financial Corp.	68,873
8,100	First Niagara Financial Group, Inc.	113,238
2,500	Hanover Insurance Group, Inc.	116,800
1,210	HCC Insurance Holdings, Inc.	35,017
2,800	Invesco Ltd.	67,368
1,300	Jones Lang LaSalle, Inc.	109,096
2,567	Legg Mason, Inc.	93,105
5,840	Principal Financial Group	190,150
2,830	Prosperity Bancshares, Inc.	111,162
2,900	T. Rowe Price Group, Inc.	187,166
3,907	Torchmark Corp.	233,404
3,510	Trustmark Corp.	87,188
2,100	Unum Group	50,862

		1,960,591

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

25

Huntington VA Mid Corp America Fund

Portfolio of Investments (continued)

December 31, 2010

Shares		Value
	Common Stocks — (continued)
	Health Care — 12.0%
7,700	AmerisourceBergen Corp.	$262,724
1,580	Biogen Idec, Inc. *	105,939
1,776	Cephalon, Inc. *	109,615
2,400	Coventry Health Care, Inc. *	63,360
6,656	Life Technologies Corp. *	369,408
5,749	Lincare Holdings, Inc.	154,246
4,280	Owens & Minor, Inc.	125,960
4,900	PDL BioPharma, Inc. *	30,527
2,100	Quest Diagnostics, Inc.	113,337
4,240	St Jude Medical, Inc. *	181,260
2,821	Teleflex, Inc.	151,798
9,113	Thermo Fisher Scientific, Inc. *	504,496
5,020	Watson Pharmaceutical, Inc. *	259,283

		2,431,953

	Industrials — 16.9%
1,275	Alliant Techsystems, Inc.	94,898
3,900	CNH Global NV NYS *	186,186
6,112	Cooper Industries PLC	356,268
1,900	Cummins, Inc.	209,019
2,100	Elbit Systems Ltd.	111,132
3,000	EMCOR Group, Inc. *	86,940
450	Flowserve Corp.	53,649
3,700	General Cable Corp. *	129,833
6,900	John Bean Technologies Corp.	138,897
6,938	Kennametal, Inc.	273,773
5,259	L-3 Communications Holdings, Inc.	370,707
2,000	Ladish Co., Inc. *	97,220
3,379	Pall Corp.	167,531
3,034	Parker Hannifin Corp.	261,834
1,400	Precision Castparts Corp.	194,894
2,600	Quanex Building Products Corp.	49,322
900	R.R. Donnelley & Sons Co.	15,723
400	Rockwell International Corp.	28,684
2,700	Ryder System, Inc.	142,128
3,900	Thomas & Betts Corp. *	188,370
1,300	UniFirst Corp.	71,565
3,390	Watsco, Inc.	213,841

		3,442,414

	Information Technology — 17.8%
30,108	Activision Blizzard, Inc.	374,544
1,400	Amdocs Ltd. *	38,458
15,260	Amkor Technology, Inc. *	112,771
6,942	Aviat Networks, Inc. *	35,196
2,895	Benchmark Electronics, Inc. *	52,573
2,430	BMC Software, Inc. *	114,550
3,100	Broadcom Corp., Class A	135,005
4,370	Broadridge Financial Solutions, Inc.	95,834
4,700	Citrix Systems, Inc. *	321,527
4,610	CoreLogic, Inc.	85,377
6,900	CTS Corp.	76,314
1,000	Cymer, Inc. *	45,070
4,205	Fidelity National Information Services, Inc.	115,175

Shares		Value
	Information Technology — (continued)
1,800	Fiserv, Inc. *	$105,408
3,632	FLIR Systems, Inc. *	108,052
5,210	Forrester Research, Inc. *	183,861
4,300	Harris Corp.	194,790
3,700	JDA Software Group, Inc. *	103,600
4,750	Molex, Inc.	107,920
2,000	Multi-Fineline Electronix, Inc. *	52,980
3,948	NCR Corp. *	60,681
6,400	NVIDIA Corp. *	98,560
14,520	ON Semiconductor Corp. *	143,458
2,240	Progress Software Corp. *	94,797
4,100	Synopsys, Inc. *	110,331
2,700	Syntel, Inc.	129,033
6,468	Teradata Corp. *	266,223
3,762	Varian Semiconductor Equipment Associates, Inc. *	139,081
7,650	Vishay Intertechnology, Inc. *	112,302

		3,613,471

	Materials — 7.2%
2,200	Albemarle Corp.	122,716
2,300	AptarGroup, Inc.	109,411
800	Ball Corp.	54,440
3,800	Cytec Industries, Inc.	201,628
3,500	FMC Corp.	279,615
1,800	Innophos Holdings, Inc.	64,944
2,460	Lubrizol Corp.	262,925
400	Minerals Technologies, Inc.	26,164
1,550	PPG Industries, Inc.	130,309
2,700	RPM International, Inc.	59,670
800	Schnitzer Steel Industries, Inc.	53,112
2,700	Sonoco Products Co.	90,909

		1,455,843

	Real Estate Investment Trusts — 4.7%
1,960	Alexandria Real Estate Equities, Inc.	143,590
1,200	Federal Realty Investment Trust	93,516
1,600	Home Properties, Inc.	88,784
3,631	Host Hotels & Resorts, Inc.	64,886
1,600	Liberty Property Trust	51,072
2,920	Mack-Cali Realty Corp.	96,535
1,700	Mid-America Apartment Communities, Inc.	107,933
2,140	PS Business Parks, Inc.	119,241
2,000	Rayonier, Inc.	105,040
2,340	Sovran Self Storage, Inc.	86,135

		956,732

	Telecommunication Services — 1.0%
3,417	CenturyLink, Inc.	157,763
1,200	TELUS Corp.	52,272

		210,035

See Notes which are an integral part of the Financial Statements.

26

Huntington VA Mid Corp America Fund

Portfolio of Investments (continued)

December 31, 2010

Shares		Value
	Common Stocks — (continued)
	Utilities — 3.8%
1,500	AGL Resources, Inc.	$53,775
2,510	CMS Energy Corp.	46,686
940	DTE Energy Co.	42,601
7,881	MDU Resources Group, Inc.	159,748
1,800	National Fuel Gas Co.	118,116
1,800	New Jersey Resources Corp.	77,598
4,600	Portland General Electric Co.	99,820
8,128	Questar Corp.	141,508
1,670	Xcel Energy, Inc.	39,329
		779,181

	Total Common Stocks (Cost $11,566,851)	19,400,699

Shares		Value
	Cash Equivalents — 4.5%
910,222	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	$910,222

	Total Cash Equivalents (Cost $910,222)	910,222

	Total Investments (Cost $12,477,073) — 100.0%	20,310,921

	Other Assets in Excess of Liabilities — 0.0%	5,159

	Net Assets — 100.0%	$20,316,080

(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2010.

*	Non-income producing security.

PLC	—Public Liability Co.
NYS	—New York Shares

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

27

Huntington VA New Economy Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2010

Asset Allocation	Percentage of Market Value
Information Technology	21.6%
Energy	14.5%
Industrials	14.0%
Consumer Discretionary	12.2%
Financials	10.5%
Materials	9.6%
Health Care	7.1%
Cash[1]	3.6%
Consumer Staples	3.2%
Utilities	1.7%
Real Estate Investment Trusts	1.1%
Options Purchased	0.9%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2010, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2010

Shares		Value
	Common Stocks — 96.8%
	Consumer Discretionary — 12.3%
1,400	Advance Auto Parts, Inc.	$92,610
3,700	Columbia Sportswear Co.	223,110
4,700	Crocs, Inc. *	80,464
3,200	Iconix Brand Group, Inc. *	61,792
6,200	Limited Brands, Inc.	190,526
4,160	Lululemon Athletica, Inc. *	284,627
300	Priceline.com, Inc. *	119,865
3,600	Tractor Supply Co.	174,564
10,000	True Religion Apparel, Inc. *	222,600
2,100	Under Armour, Inc., Series A, Class A *	115,164

		1,565,322

	Consumer Staples — 3.2%
5,800	Green Mountain Coffee Roasters, Inc. *	190,588
3,500	Mead Johnson Nutrition Co.	217,875

		408,463

	Energy — 14.7%
6,300	Alpha Natural Resources, Inc. *	378,189
3,800	AMCOL International Corp.	117,800
3,500	Atwood Oceanics, Inc. *	130,795
4,200	Holly Corp.	171,234
5,800	Nabors Industries Ltd. *	136,068
2,700	National Oilwell Varco, Inc.	181,575
12,400	Patriot Coal Corp. *	240,188
15,400	Quicksilver Resources, Inc. *	226,996
2,300	Tenaris SA ADR	112,654
8,900	Tesoro Corp. *	165,006

		1,860,505

Shares		Value
	Financials — 10.7%
1,300	Ameriprise Financial, Inc.	$74,815
2,500	Bank of Hawaii Corp.	118,025
5,100	BB&T Corp.	134,079
4,900	Jefferies Group, Inc.	130,487
24,900	Marshall & Ilsley Corp.	172,308
6,000	MSCI, Inc., Series A, Class A *	233,760
6,400	SVB Financial Group *	339,520
5,500	U.S. Bancorp	148,335

		1,351,329

	Health Care — 7.2%
2,580	Abbott Laboratories	123,608
3,800	CareFusion Corp. *	97,660
3,700	Integra LifeSciences Holdings Corp. *	175,010
2,200	Life Technologies Corp. (a) *	122,100
2,300	Perrigo Co.	145,659
8,900	Thoratec Corp. *	252,048

		916,085

	Industrials — 14.2%
2,300	AGCO Corp. *	116,518
4,200	CNH Global NV NYS *	200,508
2,000	FMC Technologies, Inc. *	177,820
1,600	Haynes International, Inc.	66,928
7,700	Hexcel Corp. *	139,293
2,800	Joy Global, Inc.	242,900
3,500	Lindsay Corp.	208,005
1,300	Precision Castparts Corp.	180,973
800	SPX Corp.	57,192

See Notes which are an integral part of the Financial Statements.

28

Huntington VA New Economy Fund

Portfolio of Investments (continued)

December 31, 2010

Shares		Value
	Common Stocks — (continued)
	Industrials — (continued)
3,200	The Boeing Co.	$208,832
2,300	Valmont Industries, Inc.	204,079

		1,803,048

	Information Technology — 22.0%
2,700	3D Systems Corp. *	85,023
3,200	Acme Packet, Inc. *	170,112
730	Apple, Inc. *	235,469
17,800	Compellent Technologies, Inc. *	491,102
3,620	Cree, Inc. (a) *	238,522
5,000	Mellanox Technologies Ltd. *	130,850
1,500	NetApp, Inc. (a)*	82,440
6,600	Netlogic Microsystems, Inc. *	207,306
6,800	NVIDIA Corp. *	104,720
3,800	Riverbed Technology, Inc. (a) *	133,646
4,600	Rovi Corp. *	285,246
3,400	Solera Holdings, Inc.	174,488
3,700	STEC, Inc. *	65,305
17,900	Take-Two Interactive Software, Inc. *	219,096
1,800	VMware, Inc., Class A *	160,038

		2,783,363

	Materials — 9.7%
2,700	Agrium, Inc. (a)	247,725
1,600	Barrick Gold Corp.	85,088
2,700	CF Industries Holdings, Inc. (a)	364,905
2,400	FMC Corp.	191,736
8,100	Stillwater Mining Co. *	172,935
9,700	Titanium Metals Corp. *	166,646

		1,229,035

	Real Estate Investment Trusts — 1.1%
3,700	HCP, Inc.	136,123

	Utilities — 1.7%
5,785	FirstEnergy Corp.	214,161

	Total Common Stocks (Cost $10,630,312)	12,267,434

Shares		Value
	Options Purchased — 0.9%
250	iPath S&P 500 VIX Mid-Term Futures ETN, Call @ $75, Expiring January 2011	$5,000

475	iPath S&P 500 VIX Short-Term Futures ETN, Call @ $40, Expiring February 2011	116,375

	Total Options Purchased (Cost $199,657)	121,375

	Cash Equivalents — 3.7%
465,599	Huntington Money Market Fund, Interfund Shares, 0.010% (b) (c)	465,599

	Total Cash Equivalents (Cost $465,599)	465,599

	Total Investments (Cost $11,295,568) — 101.4%	12,854,408

	Liabilities in Excess of Other Assets — (1.4)%	(183,536)

	Net Assets — 100.0%	$12,670,872

(a)	All or a portion of the security is held as collateral for options.

(b)	Rate disclosed is the seven day yield as of December 31, 2010.

(c)	Investment in affiliate.

*	Non-income producing security.

ADR	—American Depositary Receipt

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

29

Huntington VA Real Strategies Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2010

Asset Allocation	Percentage of Market Value
Energy	43.3%
Materials	20.0%
Industrials	10.7%
Real Estate Investment Trusts	8.7%
Cash[1]	7.7%
Mutual Funds	6.3%
Financials	1.9%
Utilities	1.4%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2010, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2010

Shares		Value
	Common Stocks — 84.4%
	Energy — 43.4%
2,400	Arch Coal, Inc. (a)	$84,144
1,200	Cameco Corp.	48,456
800	Canadian Natural Resources Ltd.	35,536
1,200	Chesapeake Energy Corp.	31,092
900	Consol Energy, Inc.	43,866
1,940	El Paso Corp.	26,694
800	EnCana Corp.	23,296
670	Enterprise Products Partners LP	27,879
600	Frontier Oil Corp. *	10,806
1,300	Hugoton Royalty Trust	26,676
1,100	Linn Energy LLC	41,239
900	Marathon Oil Corp. (a)	33,327
600	National Oilwell Varco, Inc.	40,350
1,975	Natural Resource Partners LP	65,570
690	Newfield Exploration Co. *	49,756
700	Noble Corp.	25,039
1,200	Peabody Energy Corp. (a)	76,776
1,900	Penn Virginia Resource Partners, L.P.	53,808
1,600	Petroleo Brasileiro SA ADR	60,544
500	QEP Resources, Inc.	18,155
900	Rowan Cos., Inc. *	31,419
1,400	Sasol Ltd. ADR	72,870
348	Schlumberger Ltd.	29,058
1,600	Spectra Energy Corp.	39,984
986	StatoilHydro ASA ADR	23,437
500	Tenaris SA ADR	24,490
1,500	Tesoro Corp. (a) *	27,810
500	Transocean Ltd. *	34,755
8,700	Uranium Energy Corp. *	52,548
6,300	USEC, Inc. *	37,926
2,200	Valero Energy Corp. (a)	50,864
500	Walter Energy, Inc.	63,920

		1,312,090

Shares		Value
	Industrials — 10.8%
1,100	AGCO Corp. *	$55,726
200	Bucyrus International, Inc.	17,880
200	Canadian National Railway Co.	13,294
700	Deere & Co.	58,135
300	Fluor Corp.	19,878
1,100	Foster Wheeler AG *	37,972
1,000	Harsco Corp.	28,320
1,000	KOMATSU Ltd. ADR	30,470
2,400	Manitowoc Co., Inc.	31,464
900	Robbins & Myers, Inc.	32,202

		325,341

	Materials — 20.1%
650	Agrium, Inc. (a)	59,638
800	Allegheny Technologies, Inc. (a)	44,144
400	BHP Billiton Ltd. ADR	37,168
300	FMC Corp.	23,967
2,400	Olin Corp.	49,248
200	POSCO ADR	21,538
370	Potash Corp. of Saskatchewan, Inc.	57,287
300	Praxair, Inc.	28,641
1,200	Rio Tinto PLC ADR	85,992
800	Sociedad Quimica y Minera de Chile SA ADR	46,736
300	Terra Nitrogen Co., LP	32,433
500	The Mosaic Co.	38,180
1,000	Vale SA ADR	34,570
800	Yara International ASA ADR	46,400

		605,942

	Real Estate Investment Trusts — 8.7%
300	Avalonbay Communities, Inc.	33,765
800	Boston Properties, Inc. (a)	68,880
2,800	Duke Realty Corp.	34,888
1,200	Plum Creek Timber Co., Inc.	44,940

See Notes which are an integral part of the Financial Statements.

30

Huntington VA Real Strategies Fund

Portfolio of Investments (continued)

December 31, 2010

Shares or Principal Amount		Value
	Common Stocks — (continued)
	Real Estate Investment Trusts — (continued)
900	Rayonier, Inc.	$47,268
403	Vornado Realty Trust	33,582

		263,323

	Utilities — 1.4%
2,500	Questar Corp.	43,525

	Total Common Stocks (Cost $2,025,759)	2,550,221

	Corporate Bonds — 1.9%
	Financials — 1.9%
$50,000	Credit Suisse Securities USA LLC, 0.000%, 3/26/13 (b)	57,295

	Total Corporate Bonds (Cost $50,000)	57,295

	Mutual Funds — 6.4%
	Exchange Traded Funds — 4.3%
300	Oil Services HOLDRs Trust	42,159
1,200	PowerShares DB Agriculture Fund *	38,820
500	ProShares Short S&P 500 Treasury Fund *	18,525
5,000	US Natural Gas Fund LP *	29,900

		129,404

	Investment Companies — 2.1%
3,000	Central Fund of Canada Ltd., Series A, Class A	62,190

	Total Mutual Funds (Cost $169,873)	191,594

Shares		Value
	Cash Equivalents — 7.7%
231,852	Huntington Money Market Fund, Interfund Shares, 0.010% (c) (d)	$231,852

	Total Cash Equivalents (Cost $231,852)	231,852

	Total Investments (Cost $2,477,484) — 100.4%	3,030,962

	Liabilities in Excess of Other Assets — (0.4)%	(10,632)

	Net Assets — 100.0%	$3,020,330

(a)	All or a portion of the security is held as collateral for options.

(b)	Zero-Coupon Security.

(c)	Rate disclosed is the seven day yield as of December 31, 2010.

(d)	Investment in affiliate.

*	Non-income producing security.

ADR	—American Depositary Receipt
LLC	—Limited Liability Co.
LP	—Limited Partnership
PLC	—Public Liability Co.

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

31

Huntington VA Rotating Markets Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2010

Asset Allocation	Percentage of Market Value
Industrials	20.2%
Information Technology	15.2%
Consumer Staples	12.6%
Energy	9.7%
Financials	9.1%
Consumer Discretionary	8.6%
Mutual Funds	7.3%
Health Care	6.7%
Materials	3.9%
Telecommunication Services	3.8%
Cash[1]	2.9%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2010, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2010

Shares		Value
	Common Stocks — 89.7%
	Consumer Discretionary — 8.6%
3,900	Home Depot, Inc.	$136,734
4,000	McDonald’s Corp.	307,040
4,100	The Walt Disney Co.	153,791

		597,565

	Consumer Staples — 12.6%
4,100	Kraft Foods, Inc.	129,191
4,000	Procter & Gamble Co.	257,320
4,100	The Coca-Cola Co.	269,657
4,100	Wal-Mart Stores, Inc.	221,113

		877,281

	Energy — 9.7%
4,100	Chevron Texaco Corp.	374,125
4,100	Exxon Mobil Corp.	299,792

		673,917

	Financials — 9.1%
4,100	American Express Co.	175,972
4,100	Bank of America Corp.	54,694
4,100	JPMorgan Chase & Co.	173,922
4,100	The Travelers Cos., Inc.	228,411

		632,999

	Health Care — 6.7%
4,000	Johnson & Johnson	247,400
4,100	Merck & Co., Inc.	147,764
4,100	Pfizer, Inc.	71,791

		466,955

	Industrials — 20.2%
4,100	3M Co.	353,830
4,100	Caterpillar, Inc.	384,006

Shares		Value
	Industrials — (continued)
4,100	General Electric Co.	$74,989
4,100	The Boeing Co.	267,566
4,100	United Technologies Corp.	322,752

		1,403,143

	Information Technology — 15.2%
4,100	Cisco Systems, Inc. *	82,943
4,100	Hewlett-Packard Co.	172,610
4,100	Intel Corp.	86,223
4,100	International Business Machines Corp.	601,716
4,000	Microsoft Corp.	111,680

		1,055,172

	Materials — 3.8%
4,100	Alcoa, Inc.	63,099
4,100	Du Pont (E.I.) de Nemours & Co.	204,508

		267,607

	Telecommunication Services — 3.8%
4,000	AT&T, Inc.	117,520
4,100	Verizon Communications, Inc.	146,698

		264,218

	Total Common Stocks (Cost $5,533,767)	6,238,857

	Mutual Funds — 7.3%
	Exchange Traded Funds — 7.3%
4,420	SPDR Dow Jones Industrial Average ETF Trust	510,952

	Total Mutual Funds (Cost $454,374)	510,952

See Notes which are an integral part of the Financial Statements.

32

Huntington VA Rotating Markets Fund

Portfolio of Investments (continued)

December 31, 2010

Shares		Value
	Cash Equivalents — 2.9%
198,325	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	$198,325

	Total Cash Equivalents (Cost $198,324)	198,325

	Total Investments (Cost $6,186,465) — 99.9%	6,948,134

	Other Assets in Excess of Liabilities — 0.1%	9,216

	Net Assets — 100.0%	$6,957,350

(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2010.

*	Non-income producing security.

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

33

Huntington VA Situs Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2010

Asset Allocation	Percentage of Market Value
Information Technology	19.4%
Industrials	15.5%
Health Care	14.9%
Energy	14.6%
Financials	12.5%
Consumer Discretionary	8.2%
Materials	8.0%
Utilities	2.2%
Consumer Staples	1.4%
Real Estate Investment Trusts	1.0%
Cash[1]	1.0%
Telecommunication Services	0.7%
Mutual Funds	0.6%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2010, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2010

Shares		Value
	Common Stocks — 98.6%
	Bermuda — 2.0%
	Financials — 2.0%
5,250	Arch Capital Group Ltd. *	$462,263

	Brazil — 0.2%
	Consumer Discretionary — 0.2%
1,000	Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	41,980

	Chile — 0.2%
	Materials — 0.2%
800	Sociedad Quimica y Minera de Chile SA ADR	46,736

	Finland — 1.4%
	Industrials — 1.4%
2,000	Cargotec Oyj	104,365
4,200	Kone Oyj	233,599

		337,964

	Germany — 0.6%
	Consumer Discretionary — 0.3%
1,500	Douglas Holding AG	84,230

	Health Care — 0.3%
1,900	Stada Arzneimittel AG	64,472

		148,702

	Hong Kong — 0.3%
	Consumer Discretionary — 0.3%
13,000	Television Broadcasts Ltd.	70,246

Shares		Value
	Ireland — 0.5%
	Consumer Staples — 0.5%
3,500	Kerry Group PLC	$116,846

	Japan — 0.9%
	Consumer Discretionary — 0.4%
2,000	Honda Motor Co., Ltd. ADR	79,000

	Industrials — 0.2%
3,500	Sato Corp.	46,365

	Information Technology — 0.3%
14,800	Furuno Electric Co. Ltd.	72,702

		198,067

	Sweden — 0.3%
	Consumer Discretionary — 0.3%
4,800	Haldex AB *	75,212

	United Kingdom — 0.6%
	Industrials — 0.6%
26,003	HALMA PLC	145,576

	United States — 91.6%
	Consumer Discretionary — 6.7%
20,000	Cabela’s Inc., Class A *	435,000
3,000	Deckers Outdoor Corp. *	239,220
3,000	Jakks Pacific, Inc. *	54,660
500	Polo Ralph Lauren Corp.	55,460
2,000	Rent-A-Center, Inc.	64,560
20,000	Sonic Corp. *	202,400
15,000	Urban Outfitters, Inc. *	537,150

		1,588,450

See Notes which are an integral part of the Financial Statements.

34

Huntington VA Situs Fund

Portfolio of Investments (continued)

December 31, 2010

Shares		Value
	Common Stocks — (continued)
	Consumer Staples — 0.9%
7,100	Fresh Del Monte Produce, Inc.	$177,145
1,000	Sanderson Farms, Inc.	39,150

		216,295

	Energy — 14.6%
10,000	Alliance Resource Partners LP	657,600
4,000	Atwood Oceanics, Inc. *	149,480
7,000	Carbo Ceramics, Inc.	724,780
7,800	Denbury Resources, Inc. *	148,902
500	Dril-Quip, Inc. *	38,860
1,744	Helix Energy Solutions Group, Inc.*	21,172
10,000	Lufkin Industries, Inc.	623,900
1,000	Newfield Exploration Co. *	72,110
3,000	Oceaneering International, Inc. *	220,890
6,000	OYO Geospace Corp. *	594,660
2,000	Rowan Cos., Inc. *	69,820
2,500	SM Energy Co.	147,325

		3,469,499

	Financials — 10.6%
8,000	BB&T Corp.	210,320
1,064	CBL & Associates Properties, Inc.	18,620
12,000	Cullen/Frost Bankers, Inc.	733,440
8,500	Equity One, Inc.	154,530
15,000	Protective Life Corp.	399,600
25,000	Raymond James Financial, Inc.	817,500
3,000	SCBT Financial Corp.	98,250
1,500	WSFS Financial Corp.	71,160

		2,503,420

	Health Care — 14.7%
20,000	Albany Molecular Research *	112,400
650	Bio-Rad Laboratories, Inc., Class A *	67,503
8,500	Cerner Corp. *	805,290
12,000	Edwards LifeSciences Corp. *	970,080
3,000	Kindred Healthcare, Inc. *	55,110
13,000	Kinetic Concepts, Inc. *	544,440
18,000	Lincare Holdings, Inc.	482,940
3,000	Myriad Genetics, Inc. *	68,520
7,000	Osiris Therapeutics, Inc. *	54,530
1	PharMerica Corp. *	11
6,000	Watson Pharmaceutical, Inc. *	309,900

		3,470,724

	Industrials — 13.3%
1,000	American Superconductor Corp. *	28,590
5,000	BE Aerospace, Inc. *	185,150
12,000	EnPro Industries, Inc. *	498,720
5,500	Flowserve Corp.	655,710
10,000	Harsco Corp.	283,200
5,000	Jacobs Engineering Group, Inc. *	229,250
10,000	Quanta Services, Inc. *	199,200
1,000	Ryder System, Inc.	52,640
22,000	Southwest Airlines Co.	285,560
25,000	Trinity Industries, Inc.	665,250

Shares		Value
	Industrials — (continued)
2,000	Watts Water Technologies, Inc., Class A	$73,180

		3,156,450

	Information Technology — 19.1%
8,000	ACI Worldwide, Inc. *	214,960
12,000	Anixter International, Inc. *	716,760
4,000	Black Box Corp.	153,160
20,000	CommScope, Inc. *	624,400
3,000	Exlservice Holdings, Inc. *	64,440
3,000	Hutchinson Technology, Inc. *	11,130
6,000	Imation Corp. *	61,860
35,000	Jabil Circuit, Inc.	703,150
16,600	Red Hat, Inc. *	757,790
3,000	Scansource, Inc. *	95,700
6,000	Sigma Designs, Inc. *	85,020
10,000	Standard Microsystems Corp. *	288,300
19,000	Trimble Navigation Ltd. *	758,670

		4,535,340

	Materials — 7.8%
8,000	Albemarle Corp.	446,240
1,048	CF Industries Holdings, Inc.	141,637
3,000	Commercial Metals Co.	49,770
1,500	Eagle Materials, Inc.	42,375
3,000	Eastman Chemical Co.	252,240
10,000	Owens-Illinois, Inc. *	307,000
3,000	Quaker Chemical Corp.	125,010
4,000	RTI International Metals, Inc. *	107,920
5,000	Texas Industries, Inc.	228,900
2,400	The Scotts Co.	121,848
500	United States Lime & Minerals, Inc. *	21,065

		1,844,005

	Real Estate Investment Trusts — 1.0%
3,500	Camden Property Trust	188,930
2,000	Weingarten Realty Investors	47,520

		236,450

	Telecommunication Services — 0.7%
12,300	General Communication, Inc., Class A *	155,718

	Utilities — 2.2%
1,000	AGL Resources, Inc.	35,850
5,000	Hawaiian Electric Industries, Inc.	113,950
6,000	Portland General Electric Co.	130,200
7,500	UGI Corp.	236,850

		516,850

		21,693,201

	Total Common Stocks (Cost $18,579,418)	23,336,793

	Mutual Funds — 0.6%
3,500	iShares FTSE/Xinhua China 25 Index Fund	150,815

	Total Mutual Funds (Cost $89,145)	150,815

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

35

Huntington VA Situs Fund

Portfolio of Investments (continued)

December 31, 2010

Shares		Value
	Cash Equivalents — 1.0%
243,370	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	$243,370

	Total Cash Equivalents (Cost $243,370)	243,370

	Total Investments (Cost $18,911,933) — 100.2%	23,730,978

	Liabilities in Excess of Other Assets — (0.2)%	(48,189)

	Net Assets — 100.0%	$23,682,789

(a)	Investment in affiliate.
(b)	Rate disclosed is the seven day yield as of December 31, 2010.
*	Non-income producing security.

ADR	—American Depositary Receipt
LP	—Limited Partnership
PLC	—Public Liability Co.

See Notes which are an integral part of the Financial Statements.

36

Huntington VA Mortgage Securities Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2010

Asset Allocation	Percentage of Market Value
U.S. Government Mortgage Backed Securities	62.0%
U.S. Government Agencies	16.7%
Real Estate Investment Trusts	10.0%
Collateralized Mortgage Obligations	7.4%
Cash[1]	3.9%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2010, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2010

Principal Amount		Value
	U.S. Government Mortgage Backed Agencies — 61.6%
	Federal Home Loan Mortgage Corporation — 23.1%
$ 27,391	Pool # M81004, 5.000%, 7/1/12	$28,336
24,752	Pool # M81004, 5.000%, 1/1/13	25,607
13,442	Pool # B18052, 4.500%, 3/1/15	13,996
27,058	Pool # J03237, 5.500%, 8/1/16	29,020
16,309	Pool # E96459, 5.000%, 5/1/18	17,395
149,081	Pool # J10396, 4.000%, 7/1/19	154,811
15,191	Pool # G18015, 4.500%, 9/1/19	16,041
8,129	Pool # G18015, 4.500%, 10/1/19	8,584
71,922	Pool # G12425, 5.000%, 7/1/21	76,350
55,106	Pool # G12425, 6.000%, 7/1/21	60,187
64,401	Pool # G12425, 5.500%, 10/1/21	69,110
88,303	Pool # E02402, 6.000%, 10/1/22	96,852
43,048	Pool # C90699, 5.000%, 1/1/24	45,640
14,727	Pool # C90699, 5.500%, 6/1/24	15,886
181,339	Pool # G13629, 4.500%, 8/1/24	189,556
189,320	Pool # J11053, 4.500%, 10/1/24	197,898
276,301	Pool # J11829, 4.000%, 3/1/25	285,626
239,962	Pool # E02696, 4.000%, 5/1/25	247,274
34,983	Pool # C91296, 6.000%, 11/1/26	38,322
289,195	Pool # D97248, 5.500%, 4/1/27	308,998
130,307	Pool # C91296, 5.000%, 5/1/28	136,787
205,986	Pool # C91296, 4.500%, 6/1/29	214,174
268,625	Pool # C91284, 4.500%, 1/1/30	279,303
282,169	Pool # C91296, 5.000%, 4/1/30	296,201
37,277	Pool # 1G0865, 4.837%, 7/1/35 (a)	39,139
105,952	Pool # A55565, 6.000%, 12/1/36	115,165
114,469	Pool # G03609, 5.500%, 11/1/37	122,147
377,781	Pool # A93316, 4.500%, 8/1/40	387,603
497,506	Pool # A94008, 4.000%, 9/1/40	494,560

		4,010,568

Principal Amount		Value
	Federal National Mortgage Association — 32.8%
$ 8,633	Pool # 255360, 4.000%, 5/1/11	$8,779
29,596	Pool # 254594, 4.500%, 4/1/13	31,247
22,038	Pool # 255360, 4.500%, 9/1/13	22,684
145,590	Pool # 786729, 5.500%, 8/1/19	158,101
87,874	Pool # 254594, 5.500%, 9/1/22	95,176
160,779	Pool # 889255, 5.000%, 3/1/23	170,693
14,425	Pool # 255360, 5.000%, 9/1/23	15,366
9,016	Pool # 255360, 5.000%, 8/1/24	9,595
184,547	Pool # 935763, 4.000%, 11/1/24	191,439
516,583	Pool # 932438, 4.000%, 1/1/25	532,968
35,801	Pool # 256213, 5.500%, 4/1/25	38,705
31,747	Pool # 357805, 5.000%, 5/1/25	33,786
33,657	Pool # 256213, 5.500%, 5/1/25	36,386
34,141	Pool # 256213, 5.500%, 6/1/25	36,909
137,497	Pool # 256213, 4.500%, 6/1/25	144,793
27,660	Pool # 256213, 5.000%, 7/1/25	29,425
94,656	Pool # 256213, 4.500%, 11/1/25	99,584
33,661	Pool # 256213, 6.000%, 2/1/26	36,759
149,276	Pool # 257281, 5.000%, 4/1/28	157,136
107,690	Pool # 257281, 5.000%, 6/1/28	113,360
269,963	Pool # 257237, 4.500%, 6/1/28	280,145
208,213	Pool # MA0171, 4.500%, 7/1/29	216,087
229,893	Pool # AC1219, 4.500%, 8/1/29	238,563
174,014	Pool # MA0171, 4.500%, 9/1/29	180,577
248,118	Pool # MA0563, 4.000%, 11/1/30	251,494
16,729	Pool # 721540, 5.000%, 7/1/33	17,697
97,922	Pool # 746683, 5.500%, 10/1/33	105,565
22,575	Pool # 786457, 5.337%, 7/1/34 (a)	24,065
20,361	Pool # 845573, 5.520%, 2/1/36 (a)	21,689
121,189	Pool # 831487, 5.500%, 4/1/36	129,967
122,787	Pool # 745511, 5.000%, 4/1/36	129,271
113,692	Pool # 868935, 5.500%, 5/1/36	121,927
80,750	Pool # 903812, 5.500%, 12/1/36	86,598
36,291	Pool # 907484, 6.000%, 1/1/37	39,496
240,823	Pool # AD7906, 5.000%, 7/1/40	253,389
494,939	Pool # AE4310, 4.000%, 9/1/40	493,013

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

37

Huntington VA Mortgage Securities Fund

Portfolio of Investments (continued)

December 31, 2010

Shares or Principal Amount		Value
	U.S. Government Mortgage Backed Agencies — (continued)
	Federal National Mortgage Association — (continued)
$296,674	Pool # AE7535, 4.000%, 10/1/40	$295,519
246,181	Pool # AE4628, 4.500%, 10/1/40	253,005
293,069	Pool # AE0395, 4.500%, 10/1/40	301,191
297,974	Pool # AE8395, 4.000%, 11/1/40	296,814

		5,698,963

	Government National Mortgage Association — 5.7%
13,127	Pool # 3590, 5.500%, 8/20/19	14,187
36,930	Pool # 3741, 5.500%, 5/20/20	39,893
45,056	Pool # 3741, 4.500%, 8/20/20	47,675
37,825	Pool # 683937, 6.000%, 2/15/23	41,164
148,507	Pool # 666057, 5.000%, 3/15/23	158,508
10,079	Pool # 3590, 6.500%, 6/20/34	11,387
141,555	Pool # 605653, 5.500%, 8/15/34	153,764
8,503	Pool # 3741, 5.500%, 11/20/34	9,199
32,495	Pool # 3741, 5.000%, 5/20/35	34,700
34,954	Pool # 650348, 5.500%, 11/15/35	37,924
161,640	Pool # 676974, 5.500%, 5/15/38	174,848
240,583	Pool # 733602, 5.000%, 4/15/40	257,636

		980,885

	Total U.S. Government Mortgage Backed Agencies (Cost $10,536,647)	10,690,416

	U.S. Government Agencies — 16.6%
	Federal Farm Credit Bank — 7.2%
250,000	2.125%, 6/18/12	255,826
500,000	1.500%, 11/16/15	486,001
500,000	3.650%, 12/28/18	498,958

		1,240,785

	Federal Home Loan Bank — 1.5%
250,000	4.125%, 12/13/19	263,584

	Federal Home Loan Mortgage Corporation — 2.9%
500,000	2.400%, 3/25/14	502,501

	Federal National Mortgage Association — 2.9%
500,000	1.500%, 9/25/12	501,240

	Government National Mortgage Association — 2.1%
200,000	5.000%, 5/20/32	212,368
151,481	5.500%, 4/20/36	154,647

		367,015

	Total U.S. Government Agencies (Cost $2,853,521)	2,875,125

	Common Stocks — 9.9%
	Real Estate Investment Trusts — 9.9%
1,553	Acadia Realty Trust	28,327
1,200	Alexandria Real Estate Equities, Inc.	87,912

Shares		Value
	Real Estate Investment Trusts — (continued)
500	AMB Property Corp.	$15,855
2,300	American Campus Communities, Inc.	73,048
500	Associated Estates Realty Corp.	7,645
700	BioMed Realty Trust, Inc.	13,055
700	Boston Properties, Inc.	60,270
1,000	Cogdell Spencer, Inc.	5,800
1,700	Coresite Realty Corp.	23,188
400	Corporate Office Properties Trust	13,980
100	Developers Diversified Realty Corp.	1,409
1,200	Digital Realty Trust, Inc.	61,848
2,000	Douglas Emmett, Inc.	33,200
4,000	Duke Realty Corp.	49,840
700	DuPont Fabros Technology, Inc.	14,889
1,300	EastGroup Properties, Inc.	55,016
1,300	Equity Lifestyle Properties, Inc.	72,709
1,100	Equity Residential	57,145
700	Essex Property Trust, Inc.	79,954
1,000	Excel Trust, Inc.	12,100
300	Extra Space Storage, Inc.	5,220
300	Federal Realty Investment Trust	23,379
700	HCP, Inc.	25,753
1,100	Home Properties, Inc.	61,039
3,114	Host Hotels & Resorts, Inc.	55,647
1,100	Kimco Realty Corp.	19,844
1,500	Kite Realty Group Trust	8,115
2,800	LaSalle Hotel Properties	73,920
2,100	Mack-Cali Realty Corp.	69,426
400	National Retail Properties, Inc.	10,600
500	Nationwide Health Properties, Inc.	18,190
600	Pennsylvania Real Estate Investment Trust	8,718
100	Post Properties, Inc.	3,630
1,200	ProLogis Trust	17,328
700	Public Storage, Inc.	70,994
700	Regency Centers Corp.	29,568
674	Simon Property Group, Inc.	67,056
400	SL Green Realty Corp.	27,004
200	Sovran Self Storage, Inc.	7,362
900	Tanger Factory Outlet Centers, Inc.	46,071
300	Terreno Realty Corp.*	5,379
1,713	The Macerich Co.	81,145
816	UDR, Inc.	19,192
1,500	Ventas, Inc.	78,720
716	Vornado Realty Trust	59,664
2,500	Weingarten Realty Investors	59,400
200	Westfield Group	1,958
200	Westfield Retail Trust*	525

	Total Common Stocks (Cost $1,526,870)	1,722,037

See Notes which are an integral part of the Financial Statements.

38

Huntington VA Mortgage Securities Fund

Portfolio of Investments (continued)

December 31, 2010

Principal Amount		Value
	Collateralized Mortgage Obligations — 7.4%
	Citigroup Mortgage Securities, Inc. — 0.4%
$ 63,810	5.500%, 10/25/35	$63,903

	Federal Home Loan Bank — 1.8%
111,942	Series 00-0606, 5.270%, 12/28/12	118,446
35,211	Series 6B-2012, 5.125%, 4/25/12	36,728
85,344	Series SK-2015, 5.000%, 6/15/12	88,971
37,635	Series SK-2015, 5.140%, 8/18/15	40,372
24,670	Series Z2-2013, 4.800%, 2/25/13	25,866

		310,383

	Federal Home Loan Mortgage Corporation — 4.8%
243,076	Series 2541, 5.500%, 11/15/20	253,981
87,696	Series 2542, 5.500%, 2/15/22	91,802
50,000	Series 2672, 5.500%, 8/15/31	53,275
50,303	Series 2770, 4.000%, 1/15/18	52,164
200,000	Series 2784, 4.000%, 4/15/19	209,860
52,664	Series R005, 5.500%, 12/15/18	54,802
13,036	Series R007, 5.875%, 5/15/16	13,157
101,588	Series R010, 5.500%, 12/15/19	107,098

		836,139

Principal Amount		Value
	Federal National Mortgage Association — 0.4%
$ 42,921	Series 1999-13, 6.000%, 4/25/29	$47,281
26,898	Series 2002-62, 5.500%, 12/25/16	27,046

		74,327

	Total Collateralized Mortgage Obligations (Cost $1,228,824)	1,284,752

	Cash Equivalents — 3.9%
670,903	Huntington Money Market Fund, Interfund Shares, 0.010%, 01/03/11 (b) (c)	670,903

	Total Cash Equivalents (Cost $670,903)	670,903

	Total Investments (Cost $16,816,765) — 99.4%	17,243,233
	Other Assets in Excess of Liabilities — 0.6%	104,509

	Net Assets — 100.0%	$17,347,742

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2010.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of December 31, 2010.

*	Non-income producing security.

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

39

Huntington Funds

Statements of Assets and Liabilities

December 31, 2010

	Huntington VA Balanced Fund	Huntington VA Dividend Capture Fund	Huntington VA Growth Fund	Huntington VA Income Equity Fund
Assets:
Investments, at cost	$24,736,596	$30,715,049	$16,804,089	$20,002,697

Investments, at value	—	33,491,324	17,788,469	21,082,599
Investments in affiliated securities, at value	26,787,420	160,142	922,241	687,915

Total investments	26,787,420	33,651,466	18,710,710	21,770,514
Income receivable	18,316	67,886	15,235	40,272
Receivable for investments sold	—	48,365	177,382	—
Receivable for shares sold	54,166	4,364	5,864	3,160
Receivable from Advisor	11,585	—	—	—
Prepaid expenses and other assets	6,646	2,236	3,527	2,383

Total assets	26,878,133	33,774,317	18,912,718	21,816,329
Liabilities:
Payable to custodian	—	—	17,434	—
Payable for investments purchased	—	117,687	367,299	—
Payable for shares redeemed	—	1,051	1,140	592
Accrued expenses and other payables
Investment Advisor fees	2,220	16,909	9,365	10,974
Administration fees	5,060	5,873	2,981	3,282
Custodian fees	141	702	348	444
Financial administration fees	1,004	1,786	1,623	1,467
Transfer agent fees	682	960	732	797
Compliance service fees	304	732	346	458
Other	—	3,679	—	—

Total liabilities	9,411	149,379	401,268	18,014

Net Assets	$26,868,722	$33,624,938	$18,511,450	$21,798,315

Net Assets Consist of:
Paid in capital	$24,542,566	$43,199,707	$19,079,409	$25,853,869
Net unrealized appreciation of investments, options and translations of assets and liabilities in foreign currency	2,050,824	2,936,417	1,906,621	1,767,817
Accumulated net realized loss on investments, options and foreign currency transactions	(80,362)	(13,673,733)	(2,501,994)	(6,407,008)
Accumulated net investment income	355,694	1,162,547	27,414	583,637

Total Net Assets	$26,868,722	$33,624,938	$18,511,450	$21,798,315

Shares Outstanding	2,025,816	3,449,635	2,373,923	2,513,054

Net Asset Value, Redemption Price and Offering Price Per Share:
(Net asset value, offering and redemption price per share)	$13.26	$9.75	$7.80	$8.67

See Notes which are an integral part of the Financial Statements.

40

Huntington Funds

Statements of Assets and Liabilities

December 31, 2010

	Huntington VA International Equity Fund	Huntington VA Macro 100 Fund	Huntington VA Mid Corp America Fund	Huntington VA New Economy Fund
Assets:
Investments, at cost	$19,216,176	$5,842,388	$12,477,073	$11,295,568

Investments, at value	21,607,379	6,068,507	19,400,699	12,388,809
Investments in affiliated securities, at value	840,153	539,053	910,222	465,599

Total investments	22,447,532	6,607,560	20,310,921	12,854,408
Cash	—	—	2,406	—
Income receivable	60,726	5,536	16,837	2,906
Receivable for investments sold	136,809	—	—	—
Receivable for shares sold	17,778	1,512	307	4,172
Tax reclaims receivable	10,420	—	—	—
Prepaid expenses and other assets	1,953	7,175	3,045	4,823

Total assets	22,675,218	6,621,783	20,333,516	12,866,309
Liabilities:
Payable to custodian	1,727	—	—	—
Foreign currency payable	10	—	—	—
Options written, at value (premium received $-, $-, $- and $115,244)	—	—	—	183,350
Payable for shares redeemed	355	153	346	771
Accrued expenses and other payables
Investment advisor fees	11,216	3,322	10,308	6,411
Administration fees	3,445	997	3,017	1,906
Custodian fees	949	125	402	257
Financial administration fees	2,568	1,536	2,175	1,803
Transfer agent fees	754	604	773	681
Compliance service fees	396	127	415	258
Other	5,867	—	—	—

Total liabilities	27,287	6,864	17,436	195,437

Net Assets	$22,647,931	$6,614,919	$20,316,080	$12,670,872

Net Assets Consist of:
Paid in capital	$22,024,372	$8,521,786	$13,483,214	$14,750,092
Net unrealized appreciation of investments, options and translations of assets and liabilities in foreign currency	3,232,817	765,172	7,833,848	1,490,734
Accumulated net realized loss on investments, options and foreign currency transactions	(2,870,037)	(2,707,168)	(1,078,346)	(3,571,984)
Accumulated net investment income (loss)	260,779	35,129	77,364	2,030

Total Net Assets	$22,647,931	$6,614,919	$20,316,080	$12,670,872

Shares Outstanding	1,566,687	734,182	1,151,840	1,001,701

Net Asset Value, Redemption Price and Offering Price Per Share:
(Net asset value, offering and redemption price per share)	$14.46	$9.01	$17.64	$12.65

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

41

Huntington Funds

Statements of Assets and Liabilities

December 31, 2010

	Huntington VA Real Strategies Fund	Huntington VA Rotating Markets Fund	Huntington VA Situs Fund	Huntington VA Mortgage Securities Fund
Assets:
Investments, at cost	$2,477,484	$6,186,465	$18,911,933	$16,816,765

Investments, at value	2,799,110	6,749,809	23,487,608	16,572,330
Investments in affiliated securities, at value	231,852	198,325	243,370	670,903

Total investments	3,030,962	6,948,134	23,730,978	17,243,233
Cash	—	—	2,083	7,960
Income receivable	2,130	8,462	13,789	58,863
Receivable for investments sold	—	—	255,801	—
Receivable for shares sold	11,657	2,422	12,040	51,557
Tax reclaims receivable	—	—	1,206	—
Prepaid expenses and other assets	8,267	5,167	2,493	4,143

Total assets	3,053,016	6,964,185	24,018,390	17,365,756
Liabilities:
Options written, at value (premium received $22,750, $-, $- and $-)	28,936	—	—	—
Payable for shares redeemed	26	278	1,024	416
Payable for investments purchased	—	—	314,376	—
Accrued expenses and other payables
Investment advisor fees	1,467	3,515	11,899	8,578
Administration fees	—	1,046	4,448	2,823
Custodian fees	45	138	512	301
Financial administration fees	1,622	1,100	2,167	4,915
Transfer agent fees	551	615	764	692
Compliance service fees	39	143	411	289

Total liabilities	32,686	6,835	335,601	18,014

Net Assets	$3,020,330	$6,957,350	$23,682,789	$17,347,742

Net Assets Consist of:
Paid in capital	$2,548,151	$7,158,723	$21,068,979	$16,760,456
Net unrealized appreciation of investments, options and translations of assets and liabilities in foreign currency	547,292	761,669	4,819,064	426,468
Accumulated net realized loss on investments, options and foreign currency transactions	(67,472)	(984,512)	(2,250,833)	(225,843)
Accumulated net investment income (loss)	(7,641)	21,470	45,579	386,661

Total Net Assets	$3,020,330	$6,957,350	$23,682,789	$17,347,742

Shares Outstanding	324,255	626,551	1,580,082	1,509,876

Net Asset Value, Redemption Price and Offering Price Per Share:
(Net asset value, offering and redemption price per share)	$9.31	$11.10	$14.99	$11.49

See Notes which are an integral part of the Financial Statements.

42

Huntington Funds

Statements of Operations

Year Ended December 31, 2010

	Huntington VA Balanced Fund	Huntington VA Dividend Capture Fund	Huntington VA Growth Fund	Huntington VA Income Equity Fund
Investment Income:
Dividend income	$—	$1,496,002	$200,181	$812,963
Dividend income from affiliated securities	372,216	50	161	33
Interest income	9	—	12	—
Foriegn dividend taxes withheld	—	(13,214)	(3,645)	(22,091)

Total investment income	372,225	1,482,838	196,709	790,905

Expenses:
Investment advisor fees	17,110	196,809	97,779	124,534
Administration fees	31,176	59,764	29,692	37,817
Custodian fees	1,693	8,702	4,179	5,326
Transfer and dividend disbursing agent fees and expenses	8,184	11,515	8,779	9,561
Trustees’ fees	1,313	3,324	1,575	2,082
Professional fees	4,152	8,361	4,125	5,279
Financial administration fees	3,012	5,359	4,870	4,401
Printing and postage	5,332	15,062	7,797	9,888
Insurance premiums	2,430	3,661	3,206	3,330
Compliance service fees	610	1,465	693	916
Other	2,389	6,267	3,146	4,132

Total expenses	77,401	320,289	165,841	207,266

Investment advisory fees waived	(17,110)	—	—	—
Reimbursements from Advisor	(43,761)	—	—	—

Net expenses	16,530	320,289	165,841	207,266

Net investment income	355,695	1,162,549	30,868	583,639

Net Realized/Unrealized Gain (Loss) on Investments and Options Transactions:
Net Realized/Unrealized Gain (Loss) on Investments Options and Foriegn Currency Transactions:
Net realized gain on investment transactions	—	1,715,342	1,732,350	1,822,026
Net realized loss on investment transactions of affiliates	(69,309)	—	—	—
Net realized gain (loss) on option transactions	—	—	(9,582)	15,397
Net realized loss on foriegn currency transactions	—	—	(60)	(1)

Net realized gain (loss) on investments, options and translation of assets and liabilities in foreign currency transactions	(69,309)	1,715,342	1,722,708	1,837,422

Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	1,728,944	1,632,830	(107,683)	(102,496)

Net realized and unrealized gain on investments, options and foreign currency transactions	1,659,635	3,348,172	1,615,025	1,734,926

Change in net assets resulting from operations	$2,015,330	$4,510,721	$1,645,893	$2,318,565

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

43

Huntington Funds

Statements of Operations

Year Ended December 31, 2010

	Huntington VA International Equity Fund	Huntington VA Macro 100 Fund	Huntington VA Mid Corp America Fund	Huntington VA New Economy Fund
Investment Income:
Dividend income	$507,045	$103,359	$269,877	$85,505
Dividend income from affiliated securities	136	42	91	90
Foreign dividend taxes withheld	(31,052)	—	(921)	(232)

Total investment income	476,129	103,401	269,047	85,363

Expenses:
Investment advisor fees	113,542	35,166	113,000	70,261
Administration fees	34,479	10,679	34,314	21,336
Custodian fees	11,391	1,496	4,826	3,086
Transfer and dividend disbursing agent fees and expenses	9,045	7,250	9,282	8,173
Trustees’ fees	1,791	574	1,876	1,163
Professional fees	4,755	1,484	4,775	2,964
Financial administration fees	7,703	5,208	6,526	5,409
Printing and postage	8,493	3,730	9,237	6,183
Insurance premiums	3,186	2,937	3,293	3,098
Compliance service fees	793	255	830	516
Other	12,253	1,492	3,723	2,063

Total expenses	207,431	70,271	191,682	124,252

Investment advisory fees waived	—	(2,000)	—	—

Net expenses	207,431	68,271	191,682	124,252

Net investment income (loss)	268,698	35,130	77,365	(38,889)

Net Realized/Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain (loss) on investment transactions	(501,391)	(350,721)	745,882	1,122,647
Net realized loss on option transactions	—	—	—	(708,712)
Net realized loss on foreign currency transactions	(9,614)	—	—	—

Net realized gain (loss) on investments, options and translation of assets and liabilities in foreign currency transactions	(511,005)	(350,721)	745,882	413,935

Net change in unrealized appreciation of investments, options and translation of assets and liabilities in foreign currency	2,170,204	1,107,007	3,100,180	1,364,782

Net realized and unrealized gain on investments, options and foreign currency transactions	1,659,199	756,286	3,846,062	1,778,717

Change in net assets resulting from operations	$1,927,897	$791,416	$3,923,427	$1,739,828

See Notes which are an integral part of the Financial Statements.

44

Huntington Funds

Statements of Operations

Year Ended December 31, 2010

	Huntington VA Real Strategies Fund	Huntington VA Rotating Markets Fund	Huntington VA Situs Fund	Huntington VA Mortgage Securities Fund
Investment Income:
Dividend income	$29,166	$95,665	$223,962	$32,816
Dividend income from affiliated securities	35	40	80	81
Interest income	11	—	—	463,688
Foreign dividend taxes withheld	(592)	—	(1,355)	(9)

Total investment income	28,620	95,705	222,687	496,576

Expenses:
Investment advisor fees	12,248	38,922	116,379	83,875
Administration fees	3,719	11,820	35,341	25,470
Custodian fees	540	1,661	6,147	3,612
Transfer and dividend disbursing agent fees and expenses	6,611	7,377	9,167	8,303
Trustees’ fees	169	645	1,844	1,287
Professional fees	499	1,644	4,877	3,487
Financial administration fees	4,866	3,299	6,500	17,746
Printing and postage	1,967	4,045	8,957	6,689
Insurance premiums	2,934	2,947	3,249	3,065
Compliance service fees	78	285	822	579
Other	687	1,590	3,793	1,756

Total expenses	34,318	74,235	197,076	155,869

Net investment income (loss)	(5,698)	21,470	25,611	340,707

Net Realized/Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain (loss) on investment transactions	17,307	389,123	(259,892)	13,511
Net realized gain (loss) on option transactions	(15,671)	—	90,683	—
Net realized gain (loss) on foreign currency transactions	—	—	(4)	5

Net realized gain (loss) on investments, options and translation of assets and liabilities in foreign currency transactions	1,636	389,123	(169,213)	13,516

Net change in unrealized appreciation of investments, options and translation of assets and liabilities in foreign currency	500,970	44,781	5,483,759	240,809

Net realized and unrealized gain on investments, options and foreign currency transactions	502,606	433,904	5,314,546	254,325

Change in net assets resulting from operations	$496,908	$455,374	$5,340,157	$595,032

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

45

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA Balanced Fund		Huntington VA Dividend Capture Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations—
Net investment income	$355,695	$21,195	$1,162,549	$1,392,842
Net realized gain (loss) on investments	(69,309)	(10,253)	1,715,342	(5,970,182)
Net change in unrealized appreciation of investments	1,728,944	318,978	1,632,830	11,316,225

Change in net assets resulting from operations	2,015,330	329,920	4,510,721	6,738,885

Distributions to Shareholders—
From net investment income	(21,245)	(3,995)	(1,386,649)	—

Change in net assets resulting from distributions to shareholders	(21,245)	(3,995)	(1,386,649)	—

Change in net assets resulting from capital transactions	18,064,670	6,249,589	(3,056,040)	(2,514,401)

Change in net assets	20,058,755	6,575,514	68,032	4,224,484
Net Assets:
Beginning of year	6,809,967	234,453	33,556,906	29,332,422

End of year	$26,868,722	$6,809,967	$33,624,938	$33,556,906

Accumulated net investment income included in net assets at end of year	$355,694	$21,244	$1,162,547	$1,391,042

Capital Transactions:
Shares sold	$18,536,992	$6,317,200	$4,703,605	$3,249,303
Dividends reinvested	21,245	3,995	1,386,649	—
Shares redeemed	(493,567)	(71,606)	(9,146,294)	(5,763,704)

Net change resulting from capital transactions	$18,064,670	$6,249,589	$(3,056,040)	$(2,514,401)

Share Transactions:
Issued	1,498,102	549,741	506,151	435,553
Reinvested	1,762	382	159,202	—
Redeemed	(40,514)	(6,505)	(997,616)	(790,255)

Net change resulting from share transactions	1,459,350	543,618	(332,263)	(354,702)

See Notes which are an integral part of the Financial Statements.

46

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA Growth Fund		Huntington VA Income Equity Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations—
Net investment income	$30,868	$24,485	$583,639	$580,270
Net realized gain (loss) on investments and options	1,722,708	(1,286,523)	1,837,422	(3,594,616)
Net change in unrealized appreciation/depreciation of investments	(107,683)	3,284,431	(102,496)	6,686,497

Change in net assets resulting from operations	1,645,893	2,022,393	2,318,565	3,672,151

Distributions to Shareholders—
From net investment income	(24,485)	—	(573,537)	—

Change in net assets resulting from distributions to shareholders	(24,485)	—	(573,537)	—

Change in net assets resulting from capital transactions	1,617,597	589,176	(650,515)	(1,154,899)

Change in net assets	3,239,005	2,611,569	1,094,513	2,517,252
Net Assets:
Beginning of year	15,272,445	12,660,876	20,703,802	18,186,550

End of year	$18,511,450	$15,272,445	$21,798,315	$20,703,802

Accumulated net investment income included in net assets at end of year	$27,414	$24,485	$583,637	$573,536

Capital Transactions:
Shares sold	$5,361,327	$2,339,196	$3,737,093	$2,014,927
Dividends reinvested	24,485	—	573,537	—
Shares redeemed	(3,768,215)	(1,750,020)	(4,961,145)	(3,169,826)

Net change resulting from capital transactions	$1,617,597	$589,176	$(650,515)	$(1,154,899)

Share Transactions:
Issued	757,448	361,601	461,041	301,495
Reinvested	3,671	—	75,865	—
Redeemed	(531,551)	(279,685)	(613,994)	(477,683)

Net change resulting from share transactions	229,568	81,916	(77,088)	(176,188)

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

47

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA International Equity Fund		Huntington VA Macro 100 Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations—
Net investment income	$268,698	$267,976	$35,130	$50,144
Net realized loss on investments and foreign currency transactions	(511,005)	(1,903,030)	(350,721)	(423,626)
Net change in unrealized appreciation of investments and foreign currency transactions	2,170,204	5,359,892	1,107,007	1,334,086

Change in net assets resulting from operations	1,927,897	3,724,838	791,416	960,604

Distributions to Shareholders—
From net investment income	(244,844)	(6,126)	(50,145)	—

Change in net assets resulting from distributions to shareholders	(244,844)	(6,126)	(50,145)	—

Change in net assets resulting from capital transactions	4,602,948	2,659,779	283,938	164,896

Change in net assets	6,286,001	6,378,491	1,025,209	1,125,500
Net Assets:
Beginning of year	16,361,930	9,983,439	5,589,710	4,464,210

End of year	$22,647,931	$16,361,930	$6,614,919	$5,589,710

Accumulated net investment income included in net assets at end of year	$260,779	$233,308	$35,129	$50,144

Capital Transactions:
Shares sold	$7,266,270	$4,473,348	$1,850,890	$883,733
Dividends reinvested	244,844	6,126	50,145	—
Shares redeemed	(2,908,166)	(1,819,695)	(1,617,097)	(718,837)

Net change resulting from capital transactions	$4,602,948	$2,659,779	$283,938	$164,896

Share Transactions:
Issued	551,823	389,528	224,779	127,474
Reinvested	19,955	545	6,615	—
Redeemed	(223,923)	(163,345)	(198,356)	(109,268)

Net change resulting from share transactions	347,855	226,728	33,038	18,206

See Notes which are an integral part of the Financial Statements.

48

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA Mid Corp America Fund		Huntington VA New Economy Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations—
Net investment income (loss)	$77,365	$123,643	$(38,889)	$11,957
Net realized gain (loss) on investments and options	745,882	(1,336,524)	413,935	(1,596,019)
Net change in unrealized appreciation of investments	3,100,180	6,099,546	1,364,782	4,500,924

Change in net assets resulting from operations	3,923,427	4,886,665	1,739,828	2,916,862

Distributions to Shareholders—
From net investment income	(123,644)	—	(11,498)	—

Change in net assets resulting from distributions to shareholders	(123,644)	—	(11,498)	—

Change in net assets resulting from capital transactions	(2,157,198)	(1,626,072)	(501,627)	13,056

Change in net assets	1,642,585	3,260,593	1,226,703	2,929,918
Net Assets:
Beginning of year	18,673,495	15,412,902	11,444,169	8,514,251

End of year	$20,316,080	$18,673,495	$12,670,872	$11,444,169

Accumulated net investment income (loss) included in net assets at end of year	$77,364	$123,643	$2,030	$11,957

Capital Transactions:
Shares sold	$2,489,155	$1,652,655	$2,019,346	$1,241,549
Dividends reinvested	123,644	—	11,498	—
Shares redeemed	(4,769,997)	(3,278,727)	(2,532,471)	(1,228,493)

Net change resulting from capital transactions	$(2,157,198)	$(1,626,072)	$(501,627)	$13,056

Share Transactions:
Issued	160,510	131,264	176,292	130,831
Reinvested	8,677	—	1,071	—
Redeemed	(308,173)	(269,661)	(223,297)	(132,620)

Net change resulting from share transactions	(138,986)	(138,397)	(45,934)	(1,789)

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

49

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA Real Strategies Fund		Huntington VA Rotating Markets Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations—
Net investment income (loss)	$(5,698)	$4,383	$21,470	$73,676
Net realized gain (loss) on investments and options	1,636	(26,776)	389,123	(296,580)
Net change in unrealized appreciation of investments	500,970	193,088	44,781	1,810,237

Change in net assets resulting from operations	496,908	170,695	455,374	1,587,333

Distributions to Shareholders—
From net investment income	(5,230)	—	(73,676)	—

Change in net assets resulting from distributions to shareholders	(5,230)	—	(73,676)	—

Change in net assets resulting from capital transactions	1,362,555	725,079	102,979	(155,964)

Change in net assets	1,854,233	895,774	484,677	1,431,369
Net Assets:
Beginning of year	1,166,097	270,323	6,472,673	5,041,304

End of year	$3,020,330	$1,166,097	$6,957,350	$6,472,673

Accumulated net investment income included in net assets at end of year	$(7,641)	$4,563	$21,470	$73,676

Capital Transactions:
Shares sold	$1,650,462	$754,235	$1,562,561	$774,313
Dividends reinvested	5,230	—	73,676	—
Shares redeemed	(293,137)	(29,156)	(1,533,258)	(930,277)

Net change resulting from capital transactions	$1,362,555	$725,079	$102,979	$(155,964)

Share Transactions:
Issued	207,292	109,967	148,441	84,636
Reinvested	700	—	7,691	—
Redeemed	(36,433)	(4,971)	(147,556)	(108,489)

Net change resulting from share transactions	171,559	104,996	8,576	(23,853)

See Notes which are an integral part of the Financial Statements.

50

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA Situs Fund		Huntington VA Mortgage Securities Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations—
Net investment income	$25,611	$98,919	$340,707	$313,795
Net realized gain (loss) on investments, options and foreign currency transactions	(169,213)	(1,869,149)	13,516	(76,424)
Net change in unrealized appreciation of investments and foreign currency transactions	5,483,759	5,767,998	240,809	235,154

Change in net assets resulting from operations	5,340,157	3,997,768	595,032	472,525

Distributions to Shareholders—
From net investment income	(83,106)	—	(316,096)	—

Change in net assets resulting from distributions to shareholders	(83,106)	—	(316,096)	—

Change in net assets resulting from capital transactions	1,390,750	1,527,697	6,111,058	1,495,434

Change in net assets	6,647,801	5,525,465	6,389,994	1,967,959
Net Assets:
Beginning of year	17,034,988	11,509,523	10,957,748	8,989,789

End of year	$23,682,789	$17,034,988	$17,347,742	$10,957,748

Accumulated net investment income included in net assets at end of year	$45,579	$103,078	$386,661	$316,096

Capital Transactions:
Shares sold	$5,288,342	$2,997,588	$8,644,318	$3,455,833
Dividends reinvested	83,106	—	316,096	—
Shares redeemed	(3,980,698)	(1,469,891)	(2,849,356)	(1,960,399)

Net change resulting from capital transactions	$1,390,750	$1,527,697	$6,111,058	$1,495,434

Share Transactions:
Issued	415,761	297,997	751,755	314,006
Reinvested	7,329	—	27,606	—
Redeemed	(308,866)	(148,330)	(247,608)	(182,135)

Net change resulting from share transactions	114,224	149,667	531,753	131,871

H U N T I N G T O N      F U N D S

See Notes which are an integral part of the Financial Statements.

51

Huntington Funds

Financial Highlights

(For a share outstanding throughout each period)

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investment Transactions	Return of Capital	Total Distributions
Huntington VA Balanced Fund
2008(2)	$10.00	0.18		0.09	0.27	(0.01)	—	—	(0.01)
2009	$10.26	0.13	(6)	1.68	1.81	(0.05)	—	—	(0.05)
2010	$12.02	0.16		1.09	1.25	(0.01)	—	—	(0.01)
Huntington VA Dividend Capture Fund
2006	$12.41	0.47		1.49	1.96	(0.46)	(0.30)	—	(0.76)
2007	$13.61	0.47		(1.20)	(0.73)	(0.46)	(0.65)	—	(1.11)
2008	$11.77	0.58		(3.57)	(2.99)	(1.05)	(0.58)	(0.06)	(1.69)
2009	$7.09	0.37		1.41	1.78	—	—	—	—
2010	$8.87	0.38		0.91	1.29	(0.41)	—	—	(0.41)

(1)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(2)	Reflects operations for the period from November 10, 2008 (commencement of operations) to December 31, 2008.
(3)	Not annualized.
(4)	Computed on an annualized basis.
(5)	Does not include the effect of expenses of underlying funds.
(6)	Per share net investment income has been calculated using the average daily shares method.

See Notes which are an integral part of the Financial Statements.

52

Net Asset Value, End of Period	Total Return		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(1)		Net Assets, at End of Period (000 Omitted)	Portfolio Turnover Rate

$10.26	2.68	%(3)	0.10	%(4)(5)	14.05	%(4)	31.88	%(4)(5)	$234	19	%(3)
$12.02	17.70%		0.10	%(5)	1.11%		0.61	%(5)	$6,810	20%
$13.26	10.43%		0.10	%(5)	2.08%		0.45	%(5)	$26,869	17%

$13.61	16.59%		0.92%		3.90%		0.92%		$53,671	94%
$11.77	(6.13)%		0.92%		3.82%		0.92%		$51,243	85%
$7.09	(28.08)%		0.91%		4.88%		0.91%		$29,332	65%
$8.87	25.11%		1.00%		4.81%		1.00%		$33,557	94%
$9.75	15.12%		0.98%		3.54%		0.98%		$33,625	120%

H U N T I N G T O N      F U N D S

53

Huntington Funds

Financial Highlights

(For a share outstanding throughout each period)

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investment Transactions	Return of Capital	Total Distributions
Huntington VA Growth Fund
2006	$8.97	0.04	0.65	0.69	(0.04)	(0.11)	—	(0.15)
2007	$9.51	0.05	1.34	1.39	(0.04)	— (2)	—	(0.04)
2008	$10.86	0.05	(3.84)	(3.79)	(0.10)	(0.83)	—	(0.93)
2009	$6.14	0.01	0.97	0.98	—	—	—	—
2010	$7.12	0.01	0.68	0.69	(0.01)	—	—	(0.01)
Huntington VA Income Equity Fund
2006	$11.78	0.24	1.20	1.44	(0.24)	(0.36)	—	(0.60)
2007	$12.62	0.27	(0.10)	0.17	(0.24)	(0.44)	—	(0.68)
2008	$12.11	0.31	(4.58)	(4.27)	(0.56)	(0.70)	0.01	(1.27)
2009	$6.57	0.22	1.20	1.42	—	—	—	—
2010	$7.99	0.24	0.67	0.91	(0.23)	—	—	(0.23)

(1)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(2)	Amount is less than $0.005.
(3)	The portfolio turnover rate increased significantly during the period. This increase was attributable to changes in equity management staff, cash flows in and out of the Fund, as well as tactical portfolio adjustments made. The basic characteristics of the Fund’s investment strategy in terms of market capitalization, style and diversification did not change (unaudited).

See Notes which are an integral part of the Financial Statements.

54

Net Asset Value, End of Period	Total Return	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(1)	Net Assets, at End of Period (000 Omitted)	Portfolio Turnover Rate

$9.51	7.76%	0.93%	0.48%	0.93%	$21,191	19%
$10.86	14.70%	0.94%	0.52%	0.96%	$23,172	111	%(3)
$6.14	(37.91)%	0.87%	0.46%	0.87%	$12,661	84%
$7.12	15.96%	0.99%	0.19%	0.99%	$15,272	118%
$7.80	9.72%	1.02%	0.19%	1.02%	$18,511	331%

$12.62	12.59%	0.92%	2.03%	0.92%	$38,614	73%
$12.11	0.94%	0.91%	1.97%	0.91%	$36,332	116%
$6.57	(37.83)%	0.92%	2.85%	0.92%	$18,187	96%
$7.99	21.61%	0.97%	3.28%	0.97%	$20,704	96%
$8.67	11.79%	1.00%	2.81%	1.00%	$21,798	107%

H U N T I N G T O N      F U N D S

55

Huntington Funds

Financial Highlights

(For a share outstanding throughout each period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investment Transactions	Return of Capital	Total Distributions
Huntington VA International Equity Fund
2006	$12.67	0.13	3.14	3.27	(0.11)	(0.08)	—	(0.19)
2007	$15.75	0.16	1.99	2.15	— (2)	(0.03)	—	(0.03)
2008	$17.87	0.26	(7.31)	(7.05)	(0.40)	(0.36)	—	(0.76)
2009	$10.06	0.23	3.14	3.37	(0.01)	—	—	(0.01)
2010	$13.42	0.14	1.06	1.20	(0.16)	—	—	(0.16)
Huntington VA Macro 100 Fund
2006	$11.68	0.05	0.79	0.84	(0.02)	(0.14)	—	(0.16)
2007	$12.36	0.05	(0.34)	(0.29)	(0.05)	(1.70)	(0.18)	(1.93)
2008	$10.14	0.16	(3.60)	(3.44)	(0.16)	—	—	(0.16)
2009	$6.54	0.07	1.36	1.43	—	—	—	—
2010	$7.97	0.05	1.06	1.11	(0.07)	—	—	(0.07)

(1)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(2)	Amount is less than $0.005.
(3)	The major cause of increase to portfolio turnover was changes made to the portfolio by the management team based upon changing macroeconomic fundamentals (unaudited).

See Notes which are an integral part of the Financial Statements.

56

Net Asset Value, End of Period	Total Return	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(1)	Net Assets, at End of Period (000 Omitted)	Portfolio Turnover Rate

$15.75	25.84%	0.97%	1.31%	1.06%	$7,666	10%
$17.87	13.70%	0.98%	1.12%	1.13%	$14,377	21%
$10.06	(40.56)%	0.99%	2.02%	1.03%	$9,983	16%
$13.42	33.47%	1.01%	2.17%	1.05%	$16,362	29%
$14.46	9.18%	1.10%	1.42%	1.10%	$22,648	35%

$12.36	7.26%	0.97%	0.49%	0.97%	$10,138	213	%(3)
$10.14	(2.79)%	0.95%	0.45%	0.95%	$9,773	148%
$6.54	(33.91)%	0.98%	1.46%	0.98%	$4,464	287%
$7.97	21.87%	1.04%	1.09%	1.06%	$5,590	10%
$9.01	14.12%	1.16%	0.60%	1.20%	$6,615	29%

H U N T I N G T O N      F U N D S

57

Huntington Funds

Financial Highlights

(For a share outstanding throughout each period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investment Transactions	Return of Capital	Total Distributions
Huntington VA Mid Corp America Fund
2006	$16.49	0.11	1.07	1.18	(0.07)	(0.20)	—	(0.27)
2007	$17.40	0.11	1.42	1.53	(0.11)	(0.21)	—	(0.32)
2008	$18.61	0.08	(6.95)	(6.87)	(0.19)	(0.77)	—	(0.96)
2009	$10.78	0.10	3.59	3.69	—	—	—	—
2010	$14.47	0.08	3.19	3.27	(0.10)	—	—	(0.10)
Huntington VA New Economy Fund
2006	$16.27	0.04	1.62	1.66	(0.02)	(0.25)	—	(0.27)
2007	$17.66	0.10	2.10	2.20	(0.03)	(0.38)	—	(0.41)
2008	$19.45	0.03	(9.21)	(9.18)	(0.11)	(2.04)	(0.01)	(2.16)
2009	$8.11	0.01	2.80	2.81	—	—	—	—
2010	$10.92	(0.04)	1.78	1.74	(0.01)	—	—	(0.01)

(1)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(2)	The portfolio turnover rate increased significantly during the period. This increase was attributable to changes in equity management staff, cash flows into and out of the Fund, as well as tactical portfolio adjustments made. The basic characteristics of the Fund’s investment strategy in terms of market capitalization, style and diversification did not change (unaudited).

See Notes which are an integral part of the Financial Statements.

58

Net Asset Value, End of Period	Total Return	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(1)	Net Assets, at End of Period (000 Omitted)	Portfolio Turnover Rate

$17.40	7.24%	0.93%	0.65%	0.93%	$28,814	8%
$18.61	8.75%	0.92%	0.56%	0.92%	$30,392	16%
$10.78	(38.83)%	0.93%	0.43%	0.93%	$15,413	19%
$14.47	34.23%	0.97%	0.76%	0.97%	$18,673	23%
$17.64	22.80%	1.02%	0.41%	1.02%	$20,316	21%

$17.66	10.28%	0.96%	0.24%	0.96%	$15,127	51%
$19.45	12.50%	0.94%	0.59%	0.94%	$18,972	102	%(2)
$8.11	(52.65)%	0.93%	0.18%	0.93%	$8,514	150%
$10.92	34.65%	0.99%	0.12%	1.00%	$11,444	122%
$12.65	15.97%	1.06%	(0.33)%	1.06%	$12,671	256%

H U N T I N G T O N      F U N D S

59

Huntington Funds

Financial Highlights

(For a share outstanding throughout each period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investment Transactions	Return of Capital	Total Distributions
Huntington VA Real Strategies Fund
2007(2)	$10.00	0.16		1.34	1.50	—	—	—	—
2008	$11.50	0.04	(5)	(5.50)	(5.46)	(0.13)	(0.21)	(0.03)	(0.37)
2009	$5.67	0.03		1.94	1.97	—	—	—	—
2010	$7.64	(0.03)		1.72	1.69	(0.02)	—	—	(0.02)
Huntington VA Rotating Markets Fund
2006	$12.70	0.14		2.29	2.43	(0.09)	(0.47)	—	(0.56)
2007	$14.57	0.15		1.16	1.31	(0.13)	(0.71)	—	(0.84)
2008	$15.04	0.15		(6.02)	(5.87)	(0.31)	(1.01)	—	(1.32)
2009	$7.85	0.12		2.50	2.62	—	—	—	—
2010	$10.47	0.03		0.72	0.75	(0.12)	—	—	(0.12)

(1)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(2)	Reflects operations for the period from August 31, 2007 (commencement of operations) to December 31, 2007.
(3)	Not annualized.
(4)	Computed on an annualized basis.
(5)	Per share net investment income (loss) has been calculated using the average daily shares method.
(6)	Does not include the effect of expenses of underlying funds.
(7)	The portfolio turnover rate increased significantly during the period. This increase was attributable to cash flows into and out of the Fund, as well as tactical portfolio adjustments made. The basic characteristics of the Fund’s investment strategy did not change (unaudited).

See Notes which are an integral part of the Financial Statements.

60

Net Asset Value, End of Period	Total Return		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(1)		Net Assets, at End of Period (000 Omitted)	Portfolio Turnover Rate

$11.50	15.00	%(3)	1.00	%(4)	4.35	%(4)	7.01	%(4)	$241	34	%(3)
$5.67	(49.00)%		1.00%		0.41%		3.59%		$270	44%
$7.64	34.74%		1.42%		0.75%		1.79%		$1,166	33%
$9.31	22.15%		1.68%		(0.28)%		1.68%		$3,020	23%

$14.57	19.61%		0.97	%(6)	1.08%		0.97	%(6)	$8,558	31%
$15.04	9.03%		0.98	%(6)	1.17%		0.98	%(6)	$10,538	49%
$7.85	(42.03)%		0.93	%(6)	1.09%		0.93	%(6)	$5,041	221	%(7)
$10.47	33.38%		1.01	%(6)	1.34%		1.02	%(6)	$6,473	229%
$11.10	7.34%		1.14	%(6)	0.33%		1.14	%(6)	$6,957	254%

H U N T I N G T O N      F U N D S

61

Huntington Funds

Financial Highlights

(For a share outstanding throughout each period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investment Transactions	Total Distributions
Huntington VA Situs Fund
2006	$13.95	—	(2)	0.68	0.68	(0.01)	(0.18)	(0.19)
2007	$14.44	0.02		1.60	1.62	(0.05)	(0.86)	(0.91)
2008	$15.15	0.02		(6.18)	(6.16)	(0.03)	(0.22)	(0.25)
2009	$8.74	0.07		2.81	2.88	—	—	—
2010	$11.62	0.01		3.41	3.42	(0.05)	—	(0.05)
Huntington VA Mortgage Securities Fund
2006	$10.65	0.43	(3)	0.20	0.63	(0.14)	—	(0.14)
2007	$11.14	0.46	(3)	(0.04)	0.42	(0.24)	— (2)	(0.24)
2008	$11.32	0.51		(0.27)	0.24	(0.92)	(0.02)	(0.94)
2009	$10.62	0.32		0.26	0.58	—	—	—
2010	$11.20	0.16		0.39	0.55	(0.26)	—	(0.26)

(1)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(2)	Amount is less than $0.005.
(3)	Per share net investment income (loss) has been calculated using the average daily shares method.

See Notes which are an integral part of the Financial Statements.

62

Net Asset Value, End of Period	Total Return	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(1)	Net Assets, at End of Period (000 Omitted)	Portfolio Turnover Rate

$14.44	4.84%	0.95%	0.01%	0.95%	$14,402	17%
$15.15	11.37%	0.94%	0.19%	0.94%	$19,246	29%
$8.74	(41.23)%	0.95%	0.18%	0.95%	$11,510	21%
$11.62	32.95%	1.01%	0.73%	1.01%	$17,035	10%
$14.99	29.61%	1.02%	0.13%	1.02%	$23,683	19%

$11.14	5.89%	0.99%	3.99%	1.15%	$7,132	36%
$11.32	3.93%	1.00%	4.09%	1.07%	$10,249	17%
$10.62	2.15%	1.00%	3.98%	1.04%	$8,990	23%
$11.20	5.46%	1.05%	3.40%	1.07%	$10,958	29%
$11.49	4.89%	1.11%	2.44%	1.11%	$17,348	3%

H U N T I N G T O N      F U N D S

63

Huntington Funds

Notes to Financial Statements

December 31, 2010

(1)	Organization

The Huntington Funds (the “Trust”) was originally two separate Massachusetts business trusts: The Huntington Funds, established on February 10, 1987, and Huntington VA Funds, established on June 30, 1999 (together, the “Original Trusts”). On June 23, 2006, the Original Trusts were reorganized into a single Delaware statutory trust that retained the name of The Huntington Funds. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. At December 31, 2010, the Trust operated 36 separate series, or mutual funds, each with its own investment objective and strategy. The Funds’ prospectus provides a description of each Fund’s investment objectives, policies and strategies along with information on the classes of shares currently being offered. This report contains financial statements and financial highlights of the funds listed below (individually referred to as a “Fund,” or collectively as the “Funds”):

Huntington VA Balanced Fund (“VA Balanced Fund”)

Huntington VA Dividend Capture Fund (“VA Dividend Capture Fund”)

Huntington VA Growth Fund (“VA Growth Fund”)

Huntington VA Income Equity Fund (“VA Income Equity Fund”)

Huntington VA International Equity Fund (“VA International Equity Fund”)

Huntington VA Macro 100 Fund (“VA Macro 100 Fund”)

Huntington VA Mid Corp America Fund (“VA Mid Corp America Fund”)

Huntington VA New Economy Fund (“VA New Economy Fund”)

Huntington VA Real Strategies Fund (“VA Real Strategies Fund”)

Huntington VA Rotating Markets Fund (“VA Rotating Markets Fund”)

Huntington VA Situs Fund (“VA Situs Fund”)

Huntington VA Mortgage Securities Fund (“VA Mortgage Securities Fund”)

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

The Trust accounts for the assets, liabilities and operations of each Fund separately. Shares of the Funds are not offered directly to the public but, pursuant to an exemptive order granted by the Securities and Exchange Commission and procedures adopted by the Trust’s Board of Trustees (the “Trustees”), the Funds were sold during the year only to separate accounts of Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company, Sun Life Assurance Company of Canada (U.S.) and Transamerica Life Insurance Company for use with their respective variable insurance contracts and policies.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.	Investment Valuations

The price at which the Funds will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received. The Trust calculates the NAV for each of the Funds by valuing securities held based on fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

In computing the NAV of the Funds, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Trustee-approved policies, the Trust relies on certain security pricing services to provide current market value of securities. Those security pricing services value equity securities (including foreign equity securities) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ official closing price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. Option

64

Huntington Funds

Notes to Financial Statements (continued)

December 31, 2010

contracts are generally valued using the closing price based on quote data from the six major U.S. options exchanges on which such options are traded.

Debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange, except the U.S. government obligations held by the VA Mortgage Securities Fund are valued at the mean between the over-the-counter bid and asked prices furnished by the security pricing service. If there is no reported sale on the principal exchange, and for all other debt securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect as of the close of the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern Time), on the day the value of the foreign security is determined. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Investments in other open-end investment companies are valued at the NAV.

Under certain circumstances, a good faith determination of the fair value of a security may be used instead of its current market value, even if the security’s market price is readily available. In such circumstances, the Trust’s Sub-Financial Administrator may request that the Trust’s Pricing Committee make its own fair value determination.

Securities for which market quotations are not readily available are valued at fair value under Trust procedures approved by the Trustees. In these cases, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors including, but not limited to the following: dealer quotes, published analyses by dealers or analysts regarding the security, transactions which provide implicit valuation of the security (such as a merger or tender offer transaction), the value of other securities or contracts which derive their value from the security at issue, and the implications of any other circumstances which have caused trading in the security to halt. With respect to certain narrow categories of securities, the procedures utilized by the Pricing Committee detail specific valuation methodologies to be applied in lieu of considering the aforementioned list of factors.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when each Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant securities market movements occurring between the time the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

The Funds’ Trustees have authorized the use of an independent fair valuation service to monitor changes in a designated U.S. market index after foreign markets close, and to implement a fair valuation methodology to adjust the closing prices of foreign securities if the movement in the index is significant.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of good faith fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Good faith fair valuations generally remain unchanged until new information becomes available. Consequently, changes in good faith fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

H U N T I N G T O N      F U N D S

65

Huntington Funds

Notes to Financial Statements (continued)

December 31, 2010

The valuation techniques described above maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

• Level 1	- quoted prices in active markets for identical assets.

• Level 2	- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3	- significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Pursuant to the valuation procedures noted previously, equity securities (including foreign equity securities) are generally recognized as Level 1 securities in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as Level 2 securities). Option securities are generally recognized as Level 1 securities in the fair value hierarchy. Debt securities are generally recognized as Level 2 securities in the fair value hierarchy. Mutual funds, exchange traded funds and cash equivalents are generally recognized as Level 1 securities in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as Level 2 securities).

For the fiscal year ended December 31, 2010, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2010, while the breakdown, by category, of common stocks is disclosed in the Portfolio of Investments for each Fund: .

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs			Total
Fund Name	Securities	Other Financial Investments*	Securities		Other Financial Investments*	Securities	Other Financial Investments*
VA Balanced Fund
Mutual Funds	$26,241,492	$—	$—		$—	$26,241,492	$—
Cash Equivalents	545,928	—	—		—	545,928	—

Total	26,787,420	—	—		—	26,787,420	—
VA Dividend Capture Fund
Common Stocks	25,868,236	—	—		—	25,868,236	—
Preferred Stocks	6,700,089	—	394,219	(1)	—	7,094,308	—
Mutual Funds	528,780	—	—		—	528,780	—
Cash Equivalents	160,142	—	—		—	160,142	—

Total	33,257,247	—	394,219		—	33,651,466	—
VA Growth Fund
Common Stocks	17,788,469	—	—		—	17,788,469	—
Cash Equivalents	922,241	—	—		—	922,241	—

Total	18,710,710	—	—		—	18,710,710	—
VA Income Equity Fund
Common Stocks	21,082,599	—	—		—	21,082,599	—
Cash Equivalents	687,915	—	—		—	687,915	—

Total	21,770,514	—	—		—	21,770,514	—
VA International Equity Fund
Common Stocks	20,462,692	—	—		—	20,462,692	—
Mutual Funds	1,144,687	—	—		—	1,144,687	—
Cash Equivalents	840,153	—	—		—	840,153	—

Total	22,447,532	—	—		—	22,447,532	—
VA Macro 100 Fund
Common Stocks	6,068,507	—	—		—	6,068,507	—
Cash Equivalents	539,053	—	—		—	539,053	—

Total	6,607,560	—	—		—	6,607,560	—

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December 31, 2010

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		Total
Fund Name	Securities	Other Financial Investments*	Securities	Other Financial Investments*	Securities	Other Financial Investments*
VA Mid Corp America Fund
Common Stocks	$19,400,699	$—	$—	$—	$19,400,699	$—
Cash Equivalents	910,222	—	—	—	910,222	—

Total	20,310,921	—	—	—	20,310,921	—
VA New Economy Fund
Common Stocks	12,267,434	—	—	—	12,267,434	—
Options Purchased	121,375	—	—	—	121,375	—
Cash Equivalents	465,599	—	—	—	465,599	—
Written Options	—	(183,350)	—	—	—	(183,350)

Total	12,854,408	(183,350)	—	—	12,854,408	(183,350)
VA Real Strategies Fund
Common Stocks	2,550,221	—	—	—	2,550,221	—
Corporate Bonds	—	—	57,295	—	57,295	—
Mutual Funds	191,594	—	—	—	191,594	—
Cash Equivalents	231,852	—	—	—	231,852	—
Written Options	—	(28,936)	—	—	—	(28,936)

Total	2,973,667	(28,936)	57,295	—	3,030,962	(28,936)
VA Rotating Markets Fund
Common Stocks	6,238,857	—	—	—	6,238,857	—
Mutual Funds	510,952	—	—	—	510,952	—
Cash Equivalents	198,325	—	—	—	198,325	—

Total	6,948,134	—	—	—	6,948,134	—
VA Situs Fund
Common Stocks	23,336,793	—	—	—	23,336,793	—
Mutual Funds	150,815	—	—	—	150,815	—
Cash Equivalents	243,370	—	—	—	243,370	—

Total	23,730,978	—	—	—	23,730,978	—
VA Mortgage Securities Fund
U.S. Government Mortgage Backed Agencies	—	—	10,690,416	—	10,690,416	—
U.S. Government Agencies	—	—	2,875,125	—	2,875,125	—
Common Stocks	1,722,037	—	—	—	1,722,037	—
Collateralized Mortgage Obligations	—	—	1,284,752	—	1,284,752	—
Cash Equivalents	670,903	—	—	—	670,903	—

Total	2,392,940	—	14,850,293	—	17,243,233	—

*	Other financial investments are derivative instruments not reflected on the Portfolio of Investments, such as written options contracts.

(1)	Consists of Allianz SE, 8.375%, listed under Financials.

The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between all Levels as of December 31, 2010.

B.	Repurchase Agreements

The Funds may enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by Huntington Asset Advisors, Inc., a subsidiary of The Huntington National Bank, to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. It is the policy of the Funds to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

C.	When-Issued and Delayed Delivery Transactions

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

H U N T I N G T O N      F U N D S

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D.	Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions.

E.	Derivative Instruments

Certain of the Funds may be subject to equity price risk and foreign currency exchange risk in the normal course of pursuing their investment objectives. Certain of the Funds may invest in various financial instruments including positions in foreign currency contracts and written option contracts to gain exposure to or hedge against changes in the value of equities or foreign currencies. The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

Foreign Exchange Contracts—VA International Equity Fund, VA Real Strategies Fund and VA Situs Fund may enter into forward foreign exchange contracts. A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Such contracts are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to provide the desired currency exposure. The contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When a forward foreign currency contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized gains and losses are reported on the Statement of Operations. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. At December 31, 2010, International Equity Fund, VA Real Strategies Fund and VA Situs Fund did not have any forward foreign exchange contracts outstanding.

Written Options Contracts—Certain of the Funds may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

The following is a summary of VA Growth Fund’s written option activity for the year ended December 31, 2010:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2009	366	$45,847
Options written	708	92,855
Options expired	(174)	(19,242)
Options closed	(541)	(69,350)
Options exercised	(359)	(50,110)

Outstanding at 12/31/2010	—	$—

At December 31, 2010, VA Growth Fund had no outstanding options.

The following is a summary of VA Income Equity Fund’s written option activity for the year ended December 31, 2010:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2009	130	$16,031
Options written	1,080	44,756
Options expired	(985)	(38,340)
Options closed	(95)	(6,416)
Options exercised	(130)	(16,031)

Outstanding at 12/31/2010	—	$—

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December 31, 2010

At December 31, 2010, VA Income Equity Fund had no outstanding options.

The following is a summary of VA New Economy Fund’s written option activity for the year ended December 31, 2010:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2009	74	$19,347
Options written	4,492	2,191,905
Options expired	(91)	(20,385)
Options closed	(4,238)	(2,051,679)
Options exercised	(52)	(23,944)

Outstanding at 12/31/2010	185	$115,244

At December 31, 2010, VA New Economy Fund had the following outstanding options:

WRITTEN OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
Agrium, Inc.	Call	January 2011	$75	27	$45,360	$(24,920)
CF Industries Holdings	Call	January 2011	110	27	69,255	(39,637)
Cree, Inc.	Call	January 2011	65	36	13,500	6,554
Life Technologies	Call	January 2011	45	22	23,210	(10,296)
Molycorp	Put	January 2011	44	20	3,100	891
Netapp, Inc.	Call	January 2011	50	15	8,025	555
Riverbed Technology, Inc.	Call	January 2011	30	38	20,900	(1,253)

NET UNREALIZED DEPRECIATION ON WRITTEN OPTION CONTRACTS						$(68,106)

The following is a summary of VA Real Strategies Fund’s written option activity for the year ended December 31, 2010:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2009	50	$6,416
Options written	959	208,659
Options expired	(211)	(23,352)
Options closed	(606)	(146,078)
Options exercised	(97)	(22,895)

Outstanding at 12/31/2010	95	$22,750

At December 31, 2010, VA Real Strategies Fund had the following outstanding options:

WRITTEN OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
Arch Coal	Call	January 2011	$29	11	$6,765	$(5,383)
Agrium, Inc.	Call	January 2011	70	3	6,615	(4,093)
Allegheny Technologies	Call	January 2011	53	8	2,880	(60)
Peabody Energy Corp.	Call	January 2011	60	6	2,700	(1,060)
Boston Properties, Inc.	Call	January 2011	90	4	170	1,549
Devon Energy Corp.	Put	January 2011	65	8	28	4,725
Molycorp	Put	January 2011	44	15	2,325	668
Marathon Oil Corp.	Call	January 2011	35	9	1,971	(1,026)
Petroleo Brasileiro SA	Put	January 2011	37	6	402	2,014
Tesoro Corp.	Call	January 2011	18	15	1,905	(1,210)
Valero Energy	Call	January 2011	20	10	3,175	(2,310)

NET UNREALIZED DEPRECIATION ON WRITTEN OPTION CONTRACTS						$(6,186)

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December 31, 2010

The following is a summary of VA Situs Fund’s written option activity for the year ended December 31, 2010:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2009	—	$—
Options written	744	226,379
Options expired	(254)	(72,603)
Options closed	(80)	(22,959)
Options exercised	(410)	(130,817)

Outstanding at 12/31/2010	—	$—

At December 31, 2010, VA Situs Fund had no outstanding options.

The following tables provide a summary of the fair value of derivative instruments, not accounted for as hedging instruments as of December 31, 2010, and the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2010.

The fair value of Derivative Instruments as of December 31, 2010 is as follows:

	Asset Derivatives	Liability Derivatives
Primary Risk Exposure	Statements of Assets and Liabilities Location	Statements of Assets and Liabilities Location	Fund	Fair Value
Equity Contracts		Options Written, at value	VA New Economy Fund	$183,350
			VA Real Strategies Fund	28,936
	Investments, at value		VA New Economy Fund	121,375

The effect of Derivative Instruments on the Statements of Operations for the year ended December 31, 2010 is as follows:

Primary Risk Exposure	Location of Gain (Loss) on Derivatives Recognized in Income	Fund	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income		Gross Notional Amount Outstanding as of December 31, 2010
Equity Contracts	Net Realized gain (loss) on option transactions/net change in unrealized appreciation/depreciation of investments and options	VA Growth Fund VA Income Equity Fund VA New Economy Fund VA Real Strategies Fund VA Situs Fund	$(9,582 15,397 (708,712 (15,671 90,683	) ) )	$37,243 (2,031 (68,670 (5,696 —	) ) )	$	— — 4,884,500 386,000 —

The gross notional amount of options outstanding (both purchased and written) is indicative of the volume of each Fund’s derivative activity for the year ended December 31, 2010.

Derivative positions during the period and at period end are reflected for each Fund in the tables presented above. The volume of these positions relative to each Fund’s net assets at the close of the reporting period is generally higher than the volume of such positions at the beginning of the reporting period. The Funds value derivative instruments at fair value and recognize changes in fair value currently in the results on operations.

F.	Securities Lending

To generate additional income, the Funds may lend a certain percentage of their total assets, to the extent permitted by the 1940 Act or the rules or regulations thereunder, on a short-term basis to certain brokers, dealers or other financial institutions. In determining whether to lend to a particular broker, dealer or financial institution, the Advisor will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the borrower. Any loans made will be continuously secured by collateral in cash at least equal to 100% of the value of the securities on loan for the Funds based on the prior day’s closing price. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities on loan. In addition, the Funds retain all or a portion of the interest received on investment of collateral or receive a fee from the borrower. Collateral is marked-to-market daily. One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although the loan is fully collateralized, if a borrower defaults, a Fund could lose money. There is also the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. Loans are subject to termination by

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December 31, 2010

the Funds or the borrower at any time and, therefore, are not considered to be illiquid investments. Brown Brothers Harriman (“BBH”) serves as the sub-custodian for the securities lending program. BBH retains a portion of the earnings from the investment and reinvestment of cash collateral and a portion of any loan fees paid by borrowing with respect to securities loans.

As of December 31, 2010, the Funds did not have securities on loan.

G.	Security Transactions and Related Income

During the period, investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date.

H.	Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and paid annually for the Funds. Net realized capital gains, if any, are distributed at least annually. The amount of dividends from net investment income and net realized gains are determined in accordance with the federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. foreign currency gain/loss, paydowns, distributions and income received from pass through investments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to market discounts, capital loss carryforwards and losses deferred due to wash sales.

Certain of the Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the individual REIT.

I.	Expenses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various Funds or all Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis.

J.	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. In addition to complying with the federal tax requirements applicable to regulated investment companies, the Funds also plan to comply with certain diversification standards applicable to underlying assets of variable annuity contracts in order to avoid taxation on the variable contract owners with respect to earnings allocable to the contract from investments in the Funds.

Withholding taxes on foreign interest, dividends and capital gains with respect to VA Dividend Capture Fund, VA Growth Fund, VA Income Equity Fund, VA International Equity Fund, VA Mid Corp America Fund, VA New Economy Fund, VA Real Strategies Fund, VA Situs Fund and VA Mortgage Securities Fund have been provided for in accordance with each applicable country’s tax rules and rates.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)*
VA Balanced Fund	$24,818,589	$2,050,824	$(81,993)	$1,968,831
VA Dividend Capture Fund	30,783,378	3,147,055	(278,966)	2,868,089
VA Growth Fund	17,028,857	2,023,929	(342,076)	1,681,853
VA Income Equity Fund	20,270,314	1,981,780	(481,580)	1,500,200
VA International Equity Fund	19,372,280	3,928,296	(853,044)	3,075,252
VA Macro 100 Fund	5,853,035	1,034,127	(279,602)	754,525
VA Mid Corp America Fund	12,480,514	7,899,999	(69,592)	7,830,407

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December 31, 2010

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)*
VA New Economy Fund	$11,181,110	$1,790,327	$(300,379)	$1,489,948
VA Real Strategies Fund	2,469,830	588,735	(56,539)	532,196
VA Rotating Markets Fund	6,186,465	763,595	(1,926)	761,669
VA Situs Fund	18,973,700	6,493,170	(1,735,892)	4,757,278
VA Mortgage Securities Fund	16,819,631	565,153	(141,551)	423,602

*	The differences between the book-basis unrealized appreciation/(depreciation) are attributable primarily to: tax deferral of losses on wash sales, the differences between book and tax amortization methods for premium and market discount, differences related to partnership investments, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies and the return of capital adjustments from real estate investment trusts.

As of December 31, 2010, for federal income tax purposes, the following Funds had capital loss carryforwards available to offset future gains if any, to the extent provided by the Treasury regulations:

Fund	Amount	Expires
VA Dividend Capture Fund	$3,223,609	2016
VA Dividend Capture Fund	$10,379,593	2017
VA Growth Fund	$268,401	2016
VA Growth Fund	$2,008,824	2017
VA Income Equity Fund	$1,255,286	2016
VA Income Equity Fund	$4,884,104	2017
VA International Equity Fund	$226,000	2016
VA International Equity Fund	$1,984,700	2017
VA International Equity Fund	$563,899	2018
VA Macro 100 Fund	$1,759,976	2016
VA Macro 100 Fund	$436,650	2017
VA Macro 100 Fund	$494,288	2018
VA Mid Corp America Fund	$1,074,905	2017
VA New Economy Fund	$3,531,313	2017
VA Real Strategies Fund	$15,905	2016
VA Real Strategies Fund	$46,457	2017
VA Rotating Markets Fund	$984,512	2017
VA Situs Fund	$157,155	2016
VA Situs Fund	$1,862,604	2017
VA Situs Fund	$92,594	2018
VA Mortgage Securities Fund	$100,360	2016
VA Mortgage Securities Fund	$90,146	2017
VA Mortgage Securities Fund	$19,982	2018

During the year ended December 31, 2010, VA Balanced Fund, VA Dividend Capture Fund, VA Growth Fund, VA Income Equity Fund, VA Mid Corp America Fund, VA New Economy Fund, VA Real Strategies Fund and VA Rotating Markets Fund utilized $9,565, $877,704, $1,890,401, $1,518,929, $711,912, $270,399, $8,022 and $389,123 respectively, in capital loss carryforwards.

The tax character of distributions paid during the fiscal year ended December 31, 2010, was as follows:

	Distributions Paid From*
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
VA Balanced Fund	$21,245	$—	$21,245	$—	$21,245
VA Dividend Capture Fund	1,386,649	—	1,386,649	—	1,386,649
VA Growth Fund	24,485	—	24,485	—	24,485
VA Income Equity Fund	573,537	—	573,537	—	573,537
VA International Equity Fund	244,844	—	244,844	—	244,844
VA Macro 100 Fund	50,145	—	50,145	—	50,145
VA Mid Corp America Fund	123,644	—	123,644	—	123,644
VA New Economy Fund	11,498	—	11,498	—	11,498
VA Real Strategies Fund	5,230	—	5,230	—	5,230
VA Rotating Markets Fund	73,676	—	73,676	—	73,676

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December 31, 2010

	Distributions Paid From*
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
VA Situs Fund	$83,106	$—	$83,106	$—	$83,106
VA Mortgage Securities Fund	316,096	—	316,096	—	316,096

*	The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during the fiscal year ended December 31, 2009, was as follows:

	Distributions Paid From*
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions
VA Balanced Fund	$3,995	$—	$3,995
VA International Equity Fund	6,126	—	6,126

*	The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income for tax purposes.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
VA Balanced Fund	$355,694	$1,631	$357,325	$—	$1,968,831	$2,326,156
VA Dividend Capture Fund	1,160,345	—	1,160,345	(13,603,202)	2,868,089	(9,574,768)
VA Growth Fund	27,473	—	27,473	(2,277,286)	1,681,853	(567,960)
VA Income Equity Fund	583,638	—	583,638	(6,139,391)	1,500,200	(4,055,553)
VA International Equity Fund	323,696	—	323,696	(2,776,853)	3,076,714	623,557
VA Macro 100 Fund	35,121	—	35,121	(2,696,514)	754,525	(1,906,868)
VA Mid Corp America Fund	77,366	—	77,366	(1,074,907)	7,830,407	6,832,866
VA New Economy Fund	—	—	—	(3,569,167)	1,489,948	(2,079,219)
VA Real Strategies Fund	7,538	—	7,538	(67,554)	532,196	472,180
VA Rotating Markets Fund	21,470	—	21,470	(984,512)	761,669	(201,373)
VA Situs Fund	10,156	—	10,156	(2,153,643)	4,757,297	2,613,810
VA Mortgage Securities Fund	388,141	—	388,141	(224,457)	423,602	587,286

*	The differences between the book-basis unrealized appreciation (depreciation) are attributable primarily to: tax deferral of losses on wash sales, the differences between book and tax amortization methods for premium and market discount, and the return between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise of the first business day of the Funds' next taxable year. For the year ended December 31, 2010, the Fund deferred post-October capital losses and post-October currency losses as follows:

Fund	Capital Losses	Currency Losses
VA Growth Fund	$—	$60
VA Income Equity Fund	—	1
VA International Equity Fund	—	2,253
VA Macro 100 Fund	5,601	—
VA Real Strategies Fund	1,694	—
VA Situs Fund	41,289	—
VA Mortgage Securities Fund	13,969	—

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

K.	Subsequent Events

The Regulated Investment Company Modernization Act of 2010 (the ‘‘Act’’) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year

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Huntington Funds

Notes to Financial Statements (continued)

December 31, 2010

ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the ‘‘Federal Taxes’’ section of the financial statement notes for the fiscal year ending December 31, 2011.

(3)	Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee—Huntington Asset Advisors, Inc. (the “Advisor”), a subsidiary of The Huntington National Bank (“Huntington”), serves as the Funds’ investment advisor. The Advisor receives a fee for its services, computed daily and paid monthly, at an annual rate of 0.60% of the average daily net assets of each Fund, except for VA Balanced Fund, for which the Advisor receives a fee, computed daily and paid monthly, at an annual rate of 0.10% of the average daily net assets of the VA Balanced Fund.

The Advisor has agreed to contractually waive all or a portion of its investment advisory fee for VA Balanced Fund (based on average daily net assets) to which it is otherwise entitled and/or to reimburse certain operating expenses of VA Balanced Fund in order to limit the total direct net annual operating expenses to not more than 0.10% of the average daily net assets of VA Balanced Fund through April 30, 2011. Huntington and the Advisor may also pay out of their reasonable profits and other resources (including those of their affiliates) advertising, marketing, and other expenses for the benefit of the Funds.

Consulting Fee—Laffer Investments, Inc. acts as a consultant (the “Consultant”) to the Advisor for VA Macro 100 Fund. The Advisor pays the Consultant a fee for its services. Neither the Trust nor VA Macro 100 Fund is liable for payment of this fee.

Administrative and Financial Administration Fees—Huntington is the Administrator to the Trust, and Huntington Asset Services, Inc. (“HASI”), an affiliate of Huntington, is the Sub-Administrator. Prior to September 1, 2010, Citi Fund Services Ohio, Inc. was the Sub-Administrator. As Administrator, Huntington provides the Funds with certain administrative services. As Sub-Administrator, HASI provides the Funds with certain administrative personnel, and generally assists with the provision of administrative services necessary to operate the Funds. The Administrator pays the Sub-Administrator a fee for the services it provides to the Trust. Huntington also provides portfolio accounting services to the Funds. Huntington has sub-contracted certain fund accounting services to HASI. HASI is paid directly by Huntington, not the Funds, for these services. The fees paid for administrative, sub-administrative, financial administrative and sub-financial administrative services are based on the level of average net assets of each Fund for the period, subject to minimum fees in certain circumstances.

Huntington provides administrative and financial administration and accounting services at the following annual rate on a tiered basis:

Maximum Administrative Fee	Average Daily Net Assets of the Trust
0.1822%	On the first $4 billion
0.1650%	On the next $2 billion
0.1575%	On the next $2 billion
0.1450%	On assets in excess of $8 billion

There is no minimum annual fee per fund or class of shares.

Transfer and Dividend Disbursing Agent Fees and Expenses—HASI is the transfer and dividend disbursing agent for the Funds. For its services, HASI receives a yearly fixed amount per shareholder account, subject to a yearly minimum of $6,000 for each of the Funds. HASI is also entitled to receive additional amounts that may be activity or time-based charges, plus reimbursement for out-of-pocket expenses.

Custodian Fees—Huntington serves as custodian for each of the Funds. Brown Brothers Harriman serves as sub-custodian for VA International Equity Fund’s, VA Real Strategies Fund’s and VA Situs Fund’s foreign assets. Huntington and Brown Brothers Harriman receive fees based on the level of a Fund’s average daily net assets for the period, plus out-of-pocket expenses.

Compliance Services—The Trust has contracted with Huntington to provide a Chief Compliance Officer to the Trust, for which it pays Huntington $125,000 annually.

General—Certain officers of the Trust are Officers and/or Directors or Trustees of the above companies.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in a certain affiliated money market fund which is managed by the Advisor. Income distributions earned from investments in this fund are recorded as

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Huntington Funds

Notes to Financial Statements (continued)

December 31, 2010

income from affiliates in the accompanying financial statements. A summary of each Fund’s investment in such affiliated money market fund (Huntington Money Market Fund) is set forth below:

Fund	12/31/09 Market Value	Purchases	Sales	12/31/10 Market Value	Income
VA Dividend Capture Fund	$850,721	$9,246,566	$(9,937,145)	$160,142	$50
VA Growth Fund	1,818,207	22,959,570	(23,855,536)	922,241	161
VA Income Equity Fund	354,364	5,066,033	(4,732,482)	687,915	33
VA International Equity Fund	896,597	9,109,371	(9,165,815)	840,153	136
VA Macro 100 Fund	261,103	2,046,614	(1,768,664)	539,053	42
VA Mid Corp America Fund	866,180	5,684,698	(5,640,656)	910,222	91
VA New Economy Fund	1,261,950	15,050,686	(15,847,037)	465,599	90
VA Real Strategies Fund	229,580	1,258,108	(1,255,836)	231,852	35
VA Rotating Markets Fund	389,619	2,167,791	(2,359,085)	198,325	40
VA Situs Fund	1,709,035	5,986,483	(7,452,148)	243,370	80
VA Mortgage Securities Fund	551,476	10,476,314	(10,356,887)	670,903	81

Additionally, VA Balanced Fund invests in other funds within the Trust. A summary of the VA Balanced Fund’s investments in these affiliated funds is set forth below:

VA Balanced Fund	12/31/09 Market Value	Purchases	Sales	12/31/10 Market Value	Income
Huntington Money Market Fund	$47,374	$10,721,644	$(10,223,090)	$545,928	$44
Huntington Fixed Income Securities Fund	2,115,777	7,476,686	(1,165,297)	8,466,869	190,155
VA Dividend Capture Fund	267,237	789,017	(61,375)	1,068,169	35,693
VA Growth Fund	1,200,674	3,633,923	(478,931)	4,809,200	5,455
VA Income Equity Fund	798,198	2,377,575	(211,593)	3,205,326	69,042
VA International Equity Fund	668,221	2,011,868	(247,164)	2,687,250	25,573
VA Macro 100 Fund	332,562	952,023	(93,143)	1,330,993	9,095
VA Mid Corp America Fund	265,754	768,412	(135,094)	1,062,960	5,678
VA New Economy Fund	299,676	935,157	(177,232)	1,200,180	927
VA Situs Fund	165,752	477,059	(114,043)	666,228	2,284
VA Mortgage Securities Fund	436,045	1,415,911	(117,986)	1,744,317	28,270

(4)	VA Balanced Fund, VA Real Strategies Fund and VA Rotating Markets Fund Structure

The VA Balanced Fund, VA Real Strategies Fund and VA Rotating Markets Fund (“Investing Funds”), in accordance with their prospectuses, seek to achieve their investment objectives by investing in other investment companies (“Underlying Funds”) with similar investment objectives. As a result, investors in the Investing Funds incur expenses of both the Investing Funds and Underlying Funds, including transaction costs related to the purchases and sales of Underlying Fund shares.

(5)	Investment Transactions

Purchases and sales of investments, excluding short-term securities, for the fiscal year ended December 31, 2010, were as follows:

Fund	Purchases	Sales
VA Balanced Fund	$20,837,630	$2,801,858
VA Dividend Capture Fund	38,706,610	40,306,497
VA Growth Fund	51,661,305	48,938,567
VA Income Equity Fund	21,590,321	22,511,192
VA International Equity Fund	10,608,014	6,066,388
VA Macro 100 Fund	1,653,816	1,591,413
VA Mid Corp America Fund	3,758,293	5,944,961
VA New Economy Fund	27,494,712	28,062,225
VA Real Strategies Fund	1,850,431	381,902
VA Rotating Markets Fund	15,626,211	15,391,786
VA Situs Fund	6,656,921	3,565,837
VA Mortgage Securities Fund	10,059,763	381,054

Purchases and sales of long-term U.S. government securities for the fiscal year ended December 31, 2010 were as follows:

Fund	Purchases	Sales
VA Mortgage Securities Fund	$9,060,023	$292,934

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Huntington Funds

Notes to Financial Statements (continued)

December 31, 2010

(6)	Foreign Investment Risk

Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a sever effect on security prices and impair the Fund’s ability to bring its capital or income back to the U.S. Exchange rate. Fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies.

(7)	Other Tax Information (unaudited)

For the year ended December 31, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2010 Form 1099-DIV.

For the year ended December 31, 2010, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
VA Growth Fund	86%
VA Mid Corp America Fund	97%
VA New Economy Fund	88%
VA Situs Fund	65%

For the taxable year ended December 31, 2010, the following percentage of ordinary income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Deduction Received
VA Growth Fund	100%
VA International Equity Fund	10%
VA Macro 100 Fund	100%
VA Mid Corp America Fund	100%
VA New Economy Fund	100%
VA Situs Fund	100%

The VA International Equity Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding shares on December 31, 2010 are as follows:

	Foreign Source Income	Foreign Tax Expense
VA International Equity Fund	$0.30	$0.02

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2010. These shareholders will receive more detailed information along with their 2010, Form 1099-DIV.

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Huntington Funds

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of The Huntington Funds:

We have audited the accompanying statements of assets and liabilities of the Huntington VA Balanced Fund, Huntington VA Dividend Capture Fund, Huntington VA Growth Fund, Huntington VA Income Equity Fund, Huntington VA International Equity Fund, Huntington VA Macro 100 Fund, Huntington VA Mid Corp America Fund, Huntington VA New Economy Fund, Huntington VA Real Strategies Fund, Huntington VA Rotating Markets Fund, Huntington VA Situs Fund, and Huntington VA Mortgage Securities Fund (twelve of the portfolios constituting The Huntington Funds, collectively referred to as the “Funds”), including the portfolios of investments, as of December 31, 2010, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of The Huntington Funds identified above at December 31, 2010, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio

February 15, 2011

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Huntington Funds

Board of Trustees and Trust Officers (Unaudited)

The following tables give information about Independent Trustees (Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act), Interested Trustees (Trustees who are “interested persons” of the Trust, as defined in the 1940 Act) and the senior officers of the Trust. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Unless otherwise noted, the business address of each person listed below is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208. Attention: Huntington Trust Officer. Unless otherwise noted, each officer is elected annually. The Huntington Funds consists of 36 portfolios. Each Trustee serves as Trustee for all portfolios of The Huntington Funds. The Funds’ Statement of Additional Information includes additional information about The Huntington Funds’ Trustees and is available, without charge and upon request, by calling 1-800-253-0412.

INTERESTED TRUSTEES’ BACKGROUND

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
B. Randolph Bateman* Age: 61 PRESIDENT AND TRUSTEE Began Serving: February 2008

Principal Occupations: President and Chief Investment Officer, Huntington Asset Advisors, Inc. (February 2001 to present); Chief Investment Officer, The Huntington National Bank (October 2000 to present).

Previous Positions: Senior Vice President, Star Bank (June 1988 to October 2000).

Other Directorships Held: Board Member, The Huntington Strategy Shares

Thomas J. Westerfield** Age: 55 TRUSTEE Began serving: January 2001

Principal Occupation: Since August 2005, of Counsel, Dinsmore & Shohl LLP (law firm).

Previous Position: From 1993 to 2005, of Counsel, Cors & Bassett LLC (law firm).

Other Directorships Held: Board Member, The Huntington Strategy Shares

*	B. Randolph Bateman has been deemed an Interested Trustee due to the positions he holds with The Huntington National Bank and its subsidiaries.

**	Thomas J. Westerfield has been deemed an Interested Trustee due to the position he holds with Dinsmore & Shohl LLP, which may be retained to provide legal services to Huntington.

INDEPENDENT TRUSTEES’ BACKGROUND

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
David S. Schoedinger* Age: 68 CHAIRMAN OF THE BOARD AND TRUSTEE Began serving: June 1990

Principal Occupation: Since 1965, Chairman of the Board and Funeral Director, Schoedinger Funeral Service. Since 1987, CEO, Schoedinger Financial Services, Inc.

Previous Position: From 1992 to 1993, President, Board of Directors of National Selected Morticians (national trade association for morticians).

Other Directorships Held: Board Member, The Huntington Strategy Shares

Alistair Jessiman Age: 53 TRUSTEE Began serving: January 2010

Principal Occupations: Managing Director, Novantas LLC (September 2005 to present) (specialist research and advisory firm); President/Founder, Wallace & Mackenzie, Inc. (January 2001 to September 2005) (management consulting firm).

Previous Positions: Managing Director or Vice President of various departments, J. P. Morgan (1979 to 2001).

Other Directorships Held: Board Member, The Alger Funds; Board Member, National Foundation for Teaching Entrepreneurship; Board Member, The Huntington Strategy Shares

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Huntington Funds

Board of Trustees and Trust Officers (continued)

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Tadd C. Seitz Age: 69 TRUSTEE Began serving: July 2006

Principal Occupation: Retired

Previous Positions: Chairman and Chief Executive Officer, the Scotts Company (June 1983 - March 1995); Interim Chief Executive Officer (February 1996 - July 1996).

Other Directorships Held: Board Member, The Huntington Strategy Shares

Mark D. Shary Age: 50 TRUSTEE Began serving: July 2006

Principal Occupations: Private investor (2007 - present).

Previous Position: President, Bostech Corporation (2000 - 2002); Chief Executive Officer and President, BestTransport.com, Inc. (2003 to 2007).

Other Directorships Held: Board Member, The Huntington Strategy Shares

William H. Zimmer, III Age: 57 TRUSTEE Began Serving: December 2006

Principal Occupation: Independent Consultant (February 2009 to present).

Previous Positions: Assistant Treasurer, Dana Corp. (September 2006 to February 2009) (manufacturing); Vice President and Manager, Global Treasury Management, National City Bank (January 2004 to January 2006); Vice President, Treasury Management Operations, Provident Bank (June 2003 to January 2004); Financial Consultant (April 2001 to June 2003).

Other Directorships Held: Board Member, The Huntington Strategy Shares

*	David S. Schoedinger became Chairman of the Funds on April 30, 2003.

Officers

Name Age Positions Held with Trust Address Date Service Began	Principal Occupation(s) and Previous Positions
R. Jeffrey Young Age: 46 CHIEF EXECUTIVE OFFICER 2960 N. Meridian St., Ste. 300 Indianapolis, IN Began Serving: February 2010

Principal Occupations: Senior Vice President, HASI (formerly, Unified Fund Services, Inc.) (January 2010 to present); Chairman of the Board, Valued Advisers Trust (June 2010 to present); Chief Executive Officer and President, Valued Advisers Trust (January 2010 to present).

Previous Positions: Independent Chair, Valued Advisers Trust (August 2008-Janaury 2010); Managing Director, Chief Operating Officer, WealthStone (2007 to 2009); Senior Vice President, Operations, BISYS Fund Services (2006 to 2007); Senior Vice President/Vice President, Client Services, BISYS Fund Services (1994 to 2006).

Matthew J. Miller Age: 34 VICE PRESIDENT Began Serving: February 2010

Principal Occupation: Vice President, Relationship Management, Huntington Asset Services, Inc. (formerly known as Unified) (2008 to present).

Previous Position: Vice President, Transfer Agency Operations, Huntington Asset Services, Inc. (formerly known as Unified) (2002 to 2008).

David R. Carson Age: 52 CHIEF COMPLIANCE OFFICER AND ANTI-MONEY LAUNDERING OFFICER 3805 Edwards Road, Suite 3805 Cincinnati, OH Began Serving: September 2005

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer of the Trust (September 2005 to present).

Previous Positions: Treasurer and Assistant Treasurer of the Huntington Funds, Huntington Asset Advisors, Inc. (February 2002 to February 2005); Vice President and Private Financial Group Marketing Manager, Huntington National Bank (June 2001 to September 2005); Trust Officer, Firstar Bank (October 1982 to February 2001).

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Huntington Funds

Board of Trustees and Trust Officers (continued)

Name Age Positions Held with Trust Address Date Service Began	Principal Occupation(s) and Previous Positions
Robert W. Silva Age: 44 TREASURER Began Serving: November 2010

Principal Occupation: Vice President Fund Administration, Huntington Asset Services, Inc. (November 2010 to present).

Previous Positions: Senior Vice President, Citi Fund Services Ohio, Inc., (September 2007 to September 2010); Assistant Vice President, Citizens Advisers, Inc., (May 2002 to August 2007).

John C. Swhear Age: 50 SECRETARY 2960 N. Meridian St., Ste. 300 Indianapolis, IN Began Serving: April 2010

Principal Occupations: Chief Compliance Officer of Valued Advisers Trust (August 2008 to present); Acting Chief Executive Officer, Dreman Contrarian Funds (February 2008 to March 2010); President, Dreman Contrarian Funds (March 2010 to present); Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor (May 2007 to present); Vice President of Legal, Compliance and Risk for HASI (formerly, Unified Fund Services, Inc.) (April 2007 to present); Vice President, Dreman Contrarian Funds (September 2007 to March 2010); Senior Vice President, Unified Series Trust (May 2007 to present).

Previous Positions: Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Chief Counsel, OneAmerica Securities Inc. (February 2007 to April 2007); Associate General Counsel (April 2003 to April 2007); Investment Adviser Chief Compliance Officer (June 2004 to April 2007); Chief Compliance Officer of OneAmerica Funds, Inc. (June 2004 to April 2007).

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Huntington Funds

Board of Trustees’ Consideration of Investment Advisory Agreement for

The Huntington VA Funds (the “Funds”)

The Board of Trustees is responsible for determining whether to approve the Funds’ investment advisory agreements. At a meeting held on August 12, 2010, the Board, including a majority of the independent Trustees, approved the investment advisory agreements (the “Advisory Agreements”) between Huntington Asset Advisors, Inc. (the “Advisor”) and the Funds. Pursuant to the Advisory Agreements between the Advisor and the Funds, the Advisor provides advisory services to the Funds.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each of the Advisory Agreements, the Board, including a majority of the independent Trustees, considered many factors, among the most significant of which are: (1) the nature of the services provided to the Funds by the Advisor in relation to the advisory fees; (2) the individual performance of the Funds; (3) the Advisor’s costs and the profits realized through providing the Funds with advisory services; (4) whether the Advisor has realized or may realize economies of scale in providing services to the Funds and if these economies are shared with the Funds; and (5) a comparison of the fees and performance of comparable funds.

Nature, Extent and Quality of Services in Relation to the Advisory Fee. In considering the nature, extent and quality of the services provided by the Advisor, the Board reviewed information relating to the Advisor’s operations and personnel. Among other things, the Advisor provided descriptions of its organizational and management structure, biographical information on its supervisory and portfolio management staff on a fund-by-fund basis, and financial information. The Trustees also took into account the financial condition of the Advisor with respect to its ability to provide the services required under the Advisory Agreements. The Board determined that the nature, extent and quality of the services provided by the Advisor in relation to the advisory fees were acceptable.

Individual Performance of the Funds. The Board reviewed the Funds’ performance record and the Advisor’s management styles in relation to comparable funds and appropriate benchmarks. The Board noted that the Board reviews on a quarterly basis detailed information about the Funds’ performance. The Board also reviewed various comparative data for each of the Funds provided to them in connection with their consideration of the renewal of the Advisory Agreements, including, among other information, each Fund’s performance compared to similar funds based on information provided by Lipper Inc. (“Lipper”) for the one-, three-, five- and ten-year periods, as applicable, ending June 30, 2010.

Advisor’s Costs and the Profits Realized Through Providing the Funds With Advisory Services. In considering the reasonableness of the advisory fees, the Board reviewed information provided by the Advisor setting forth all revenues and other benefits, both direct and indirect, received by the Advisor and its affiliates attributable to managing each of the Funds individually, the cost of providing such services and the resulting profitability to the Advisor and its affiliates from these relationships. The Board also took into account the Advisor’s agreement to limit the total direct net annual operating expenses of the VA Balanced Fund to not more than 0.10% of its average daily net assets for the period of May 1, 2010 to April 30, 2011. The Trustees determined that the profitability of the Advisor was acceptable in relation to the nature and quality of services provided to the Funds.

Economies of Scale in Providing Services to the Funds and Whether These Economies are Shared With the Funds. The Board also considered the effect of the Funds’ growth and size on their performance and fees. The Board considered the fees under the Advisory Agreements for each Fund and possible economies of scale that may be realized as the assets of the Funds grow. The Board noted that none of the Funds was currently large enough to have realized economies of scale. However, the Board noted that the administrative fee charged to all of the Funds included fee breakpoints, which allowed the Funds to realize economies of scale as the assets of the Funds increased over time.

Comparison of the Fees and Performance of Comparable Funds. With respect to the Funds’ performance and fees, the Board considered comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board also received information concerning fees charged by the Advisor to other accounts but did not consider that information to be as relevant in light of the differences in services provided.

Other Considerations. The Board also requests and receives substantial and detailed information about the Funds and the Advisor on a regular basis. The Advisor provides much of this information at each regular meeting of the Board and furnishes additional reports in connection with the Board’s formal review of the Advisory Agreements. The Board may also receive information between regular meetings relating to particular matters as the need arises. The Board’s evaluation of the Advisory Agreements is informed by reports covering such matters as the Advisor’s investment philosophy, personnel, and processes; operating strategies; each Fund’s short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitive funds and/or other benchmarks, as appropriate) and comments on reasons for performance; the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Funds’ portfolio securities; the nature and extent of the advisory and other services provided to the Funds by the Advisor and its affiliates; compliance and audit reports concerning the Funds (including communications from regulatory agencies), as well as the Advisor’s responses to any issues raised therein; and relevant developments in the mutual fund

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Board of Trustees’ Consideration of Investment Advisory Agreement for

The Huntington VA Funds (the “Funds”) (continued)

industry and how the Funds and the Advisor are responding to them. In the course of their deliberations regarding the Advisory Agreements, the Board also evaluated, among other things, the Advisor’s ability to supervise each of the Fund’s other service providers and their compliance programs.

The Board based its decision to approve the Advisory Agreements on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to each of the Funds, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board’s decision to approve the Advisory Agreements reflects its determination that the Advisor’s performance and actions provide an acceptable basis to support the decision to continue the existing arrangements.

While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decisions. In each case, the Board concluded that the Funds’ performance was acceptable and that the Funds’ advisory and total fees were reasonable in light of the quality and nature of services provided by the Advisor and its affiliates.

Huntington VA Mortgage Securities Fund

Among other data considered, the Trustees noted that the Fund underperformed its Lipper peer group and its benchmark for the one-, three- and five-year periods ended June 30, 2010. The Trustees also noted that the Fund’s combined net advisory and administrative fee was below the median of its peer group and its total expenses were above the median of its peer group.

Huntington VA Growth Fund

Among other data considered, the Trustees noted that the Fund underperformed its Lipper peer group and its benchmark for the one-, three- and five-year periods ended June 30, 2010. The Trustees also noted that the Fund’s combined net advisory and administrative fee and its total expenses were above the medians of its peer group.

Huntington VA Income Equity Fund

Among other data considered, the Trustees noted that the Fund outperformed its Lipper peer group for the one-year period ended June 30, 2010, but underperformed its Lipper peer group for the three-, five- and ten-year periods ended the same date. The Fund outperformed its benchmark for the one-, three- and ten-year periods ended June 30, 2010, but underperformed its benchmark for the five-year period ended the same date. The Trustees noted that the Fund’s combined net advisory and administrative fee and its total expenses were above the medians of its peer group.

Huntington VA Rotating Markets Fund

Among other data considered, the Trustees noted that the Fund underperformed its Lipper peer group and benchmark for the one- and three-year periods ended June 30, 2010, and outperformed its Lipper peer group and benchmark for the five-year period ended the same date. The Trustees noted that the Fund’s combined net advisory and administrative fee and its total expenses were above the medians of its peer group.

Huntington VA Dividend Capture Fund

Among other data considered, the Trustees noted that the Fund outperformed its Lipper peer group and benchmark for the one-, three- and five-year periods ended June 30, 2010. The Trustees noted that the Fund’s combined net advisory and administrative fee and its total expenses were below the medians of its peer group.

Huntington VA International Equity Fund

Among other data considered, the Trustees noted that the Fund underperformed its Lipper peer group for the one-year period ended June 30, 2010, but outperformed its Lipper peer group for the three- and five-year periods ended the same date. The Fund outperformed its benchmark for the one-, three- and five-year periods ended June 30, 2010. The Trustees also noted that the Fund’s combined net advisory and administrative fee and its total expenses were below the medians of its peer group.

Huntington VA Macro 100 Fund

Among other data considered, the Trustees noted that the Fund outperformed its Lipper peer group and benchmark for the one-year period ended June 30, 2010, and underperformed its Lipper peer group and benchmark for the three- and five-year periods ended the same date. The Trustees noted that the Fund’s combined net advisory and administrative fee and its total expenses were above the medians of its peer group.

82

Huntington Funds

Board of Trustees’ Consideration of Investment Advisory Agreement for

The Huntington VA Funds (the “Funds”) (continued)

Huntington VA Mid Corp America Fund

Among other data considered, the Trustees noted that the Fund underperformed its Lipper peer group for the one- and five-year periods ended June 30, 2010, and outperformed its Lipper peer group for the three-year period ended the same date. The Fund underperformed its benchmark for the one-, three- and five-year periods ended June 30, 2010. The Trustees also noted that the Fund’s combined advisory and administrative fee and its total expenses were above the medians of its peer group.

Huntington VA New Economy Fund

Among other data considered, the Trustees noted that the Fund underperformed its Lipper peer group and its benchmark for the one-, three- and five-year periods ended June 30, 2010. The Trustees also noted that the Fund’s combined advisory and administrative fee and its total expenses were below the medians of its peer group.

Huntington VA Real Strategies Fund

Among other data considered, the Trustees noted that the Fund underperformed its Lipper peer group but outperformed its benchmark for the one-year period ended June 30, 2010. The Trustees noted that the Fund’s combined net advisory and administrative fee was below the median of its peer group and its total expenses were above the median of its peer group.

Huntington VA Situs Fund

Among other data considered, the Trustees noted that the Fund underperformed its Lipper peer group for the one- and five-year periods ended June 30, 2010, and outperformed its Lipper peer group for the three-year period ended the same date. The Fund underperformed its benchmark for the one-, three- and five-year periods ended June 30, 2010. The Trustees also noted that the Fund’s combined net advisory and administrative fee and its total expenses were above the medians of its peer group.

Huntington VA Balanced Fund

Among other data considered, the Trustees noted that the Fund underperformed its Lipper peer group and its benchmark for the one-year period ended June 30, 2010. The Trustees also noted that the Fund’s combined net advisory and administrative fee and its total expenses were below the medians of its peer group.

H U N T I N G T O N      F U N D S

83

Huntington Funds

Supplemental Information (Unaudited)

Shareholder Expense Examples

Fund Expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period from July 1, 2010 to December 31, 2010.

Actual Expenses. The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this line together with the amount you invested to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as withdrawal charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the separate accounts, variable annuity contracts or variable life insurance policies. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During Period(1)	Annualized Expense Ratio
VA Balanced Fund
Actual	$1,000.00	$1,128.80	$0.52	0.10%
Hypothetical(2)	$1,000.00	$1,024.72	$0.49	0.10%
VA Dividend Capture Fund
Actual	$1,000.00	$1,168.30	$5.45	1.00%
Hypothetical(2)	$1,000.00	$1,020.18	$5.08	1.00%
VA Growth Fund
Actual	$1,000.00	$1,211.20	$5.76	1.03%
Hypothetical(2)	$1,000.00	$1,020.00	$5.26	1.03%
VA Income Equity Fund
Actual	$1,000.00	$1,194.10	$5.63	1.02%
Hypothetical(2)	$1,000.00	$1,020.07	$5.18	1.02%
VA International Equity Fund
Actual	$1,000.00	$1,239.60	$6.60	1.17%
Hypothetical(2)	$1,000.00	$1,019.31	$5.95	1.17%
VA Macro 100 Fund
Actual	$1,000.00	$1,199.90	$6.58	1.19%
Hypothetical(2)	$1,000.00	$1,019.22	$6.04	1.19%
VA Mid Corp America Fund
Actual	$1,000.00	$1,253.10	$5.91	1.04%
Hypothetical(2)	$1,000.00	$1,019.96	$5.30	1.04%
VA New Economy Fund
Actual	$1,000.00	$1,215.30	$6.09	1.09%
Hypothetical(2)	$1,000.00	$1,019.71	$5.55	1.09%

84

Huntington Funds

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During Period(1)	Annualized Expense Ratio
VA Real Strategies Fund
Actual	$1,000.00	$1,321.80	$9.94	1.70%
Hypothetical(2)	$1,000.00	$1,016.64	$8.64	1.70%
VA Rotating Markets Fund
Actual	$1,000.00	$1,189.30	$6.57	1.19%
Hypothetical(2)	$1,000.00	$1,019.20	$6.06	1.19%
VA Situs Fund
Actual	$1,000.00	$1,311.90	$6.05	1.04%
Hypothetical(2)	$1,000.00	$1,019.97	$5.29	1.04%
VA Mortgage Securities Fund
Actual	$1,000.00	$1,015.30	$5.78	1.14%
Hypothetical(2)	$1,000.00	$1,019.46	$5.80	1.14%

(1)

Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement of expenses by the Funds’ Adviser for the period beginning July 1, 2010 through December 31, 2010. The “Financial Highlights” tables in the Funds’ financial statements, included in the report, also show the gross expense ratios, without such reimbursements.

(2)	Hypothetical assumes 5% annual return before expenses.

H U N T I N G T O N      F U N D S

85

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus, which contains facts concerning each Fund’s objective and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 1-800-253-0412 or at www.huntingtonvafunds.com. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the first and third quarters of their fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information on the operation of the Public Reference Room.) You may also access this information at www.huntingtonvafunds.com by selecting “Form N-Q.”

The Huntington National Bank, a subsidiary of Huntington Bancshares, Inc., is the Administrator, Financial Administrator and Custodian of The Huntington Funds. Huntington Asset Services, Inc. serves as the Sub-Administrator and Sub-Fund Accountant and is affiliated with the Huntington National Bank. Additionally, Brown Brothers Harriman & Co. is the Sub-Custodian of certain of the Funds. Huntington Asset Advisors, Inc., a subsidiary of the Huntington National Bank, serves as Investment Adviser to the Funds. Unified Financial Securities, Inc. serves as the Distributor of The Huntington Funds and is affiliated with the Huntington National Bank.

Cusip 446327165

Cusip 446771206

Cusip 446771107

Cusip 446771701

Cusip 446771305

Cusip 446771503

Cusip 446771602

Cusip 446771800

Cusip 446771875

Cusip 446771867

Cusip 446771883

Cusip 446327215

Item 2. Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

(f) The registrant has included a copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. This code of ethics is included as an Exhibit on this Form N-CSR.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is William H. Zimmer III, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2010: $458,370

Fiscal year ended 2009: $449,700

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2010: $ 6,500

Fiscal year ended 2009: $11,500

Fees for 2010 and 2009 related to the agreed-upon review of items within the Management’s Discussion of Fund Performance sections of the Funds’ Form N-CSR filing. 2010 fees also include the review of Form N-1A for 2010. Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $ 6,500 and $11,500 respectively.

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2010: $162,695

Fiscal year ended 2009: $159,195

Fees for 2010 and 2009 related to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2010: $0

Fiscal year ended 2009: $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit and Non-Audit Services Pre-Approval Policies and Procedures

I. Purpose

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees of The Huntington Funds (the “Fund”) is responsible for the appointment, compensation and oversight of the work of the Fund’s independent auditor. As part of this responsibility, the Audit Committee is required to grant approval for audit and non-audit services performed by the independent auditor for the Fund in order assure that they do not impair the auditor’s independence from the Fund. In addition, the Audit Committee also must pre-approve its independent auditor’s engagement for non-audit services with the Fund’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and/or financial reporting of the Fund.

To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that the Fund’s independent auditor may not provide to the Fund, as well as the Audit Committee’s administration of the engagement of the independent auditor. Under these rules, the SEC has provided that a permissible approval of audit and non-audit services can take the form of either (i) a general pre-approval, or (ii) a specific pre-approval (where a specific type of service is authorized, generally subject to a fee maximum). General pre-approvals are authorized by SEC rules only subject to detailed policies and procedures. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Accordingly, the Audit Committee has adopted these Audit and Non-Audit Services Pre-Approval Policies and Procedures, which set forth the procedures and the conditions pursuant to which services for the Fund may be performed by the independent auditor under pre-approvals.

II. General Pre-Approval Policies

It is the policy of the Audit Committee that audit and non-audit services to be performed by the Fund’s independent auditor be pre-approved only when in the best interests of the Fund’s shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor’s independence. In granting any pre-approval, consideration shall be given to:

1. the qualifications of the auditor to perform the services involved;

2. the proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

3. the permissibility of the services under applicable rules and guidance of the SEC;

4. the effect, if any, of the performance of the proposed services on the auditor’s independence;

5. the effect of the compensation for the proposed services on the auditor’s independence; and

6. the effect, if any, of the proposed services on the Fund’s ability to manage or control risk or to improve audit quality.

In accordance with SEC rules, non-audit services performed by the Fund’s independent auditor may not include the following:

1. Bookkeeping or other services related to the accounting records or financial statements of the audit client;

2. Financial information systems design and implementation;

3. Appraisal or valuation services, fairness opinions or contribution-in-kind reports;

4. Actuarial services;

5. Internal audit outsourcing services;

6. Management functions or human resources;

7. Broker-dealer, investment adviser or investment banking services; and

8. Legal services and expert services unrelated to the audit.

III. Procedures for Pre-Approval by the Audit Committee

1. Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Fund.

2. All requests for pre-approval shall be made to the full Audit Committee at regularly scheduled meetings thereof (or at a special meeting of the Audit Committee set to coincide with regular meetings of the Fund’s Board of Trustees) whenever practicable.

3. Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4. If consideration of a request for pre-approval on the dates identified in Section III (2) would not be timely, the requesting party shall notify the Chairman of the Audit Committee. The Chairman of the Audit Committee shall then determine whether to schedule a special meeting of the Audit Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Audit Committee under procedures set forth in Section IV below.

5. Requests for pre-approval may include, but are not limited to, the following services:

a. audit engagement, particularly for interim periods;

b. tax compliance, tax planning, and tax advice;

c. review and consents with respect to use of reports in post-effective amendments to the registration statements of the Fund;

d. review of IRS shareholder materials;

e. review and validation of fund procedures (e.g., valuation, interfund lending, etc.), and

f. market research and strategic insights.

6. Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

In accordance with PCAOB Rule 3524, requests for pre-approval of permissible tax services by the independent auditor must have the following items described in writing for the audit committee:

a. the scope of the proposed tax service,

b. the fee structure for the engagement,

c. any side letters, amendments to the engagement letter or any other agreements, whether oral, written, or otherwise, relating to the service between the audit firm and the Funds, and

d. any compensation arrangements or other agreements between the audit firm and any third party with respect to promoting, marketing, or recommending a transaction covered by the proposed tax service.

The audit firm should discuss with the Audit Committee, the potential effect of the proposed tax service(s) on the audit firm’s independence.

7. Requests for pre-approval must include an assessment by the independent auditor of its independence should the request be granted and the proposed services rendered.

8. The Audit Committee’s action on a request for pre-approval shall be recorded in the Audit Committee’s minutes.

9. The Audit Committee’s action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Fund’s management.

10. The Audit Committee’s action on a request for pre-approval shall be reported to the full Board of Trustees.

11. Pre-approvals will be granted for a period of no more than one year.

IV. Procedures for Pre-Approval by a Delegate of the Audit Committee

1. Where it has been determined by the Chairman of the Audit Committee that consideration of a request for pre-approval by the full Audit Committee would not be timely, the Chairman may determine that the request be presented to a member(s) of the Audit Committee appointed by the Audit Committee as its delegate (the “Delegate”) for this purpose. (As of the date of the adoption of these guidelines and procedures, the Chairman of the Audit Committee has been so appointed, and such appointment may be revoked or modified by the Audit Committee at any time.)

2. Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Fund.

3. Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4. Requests for pre-approval may include, but are not limited to, the following services:

a. audit engagement, particularly for interim periods;

b. tax compliance, tax planning, and tax advice;

c. review and consents with respect to use of reports in post-effective amendments to the registration statements of the Fund;

d. review of IRS shareholder materials;

e. review and validation of fund procedures (e.g., valuation, interfund lending, etc.); and

f. market research and strategic insights.

5. Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

6. Requests for pre-approval must include an assessment by the independent auditor of its independence should the request be granted and the proposed services rendered.

7. The Delegate’s action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Audit Committee and, under normal circumstances, to the Fund’s management.

8. Pre-approvals by the Delegate shall be reviewed by the Audit Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Audit Committee, whichever occurs sooner. An earlier review shall be conducted upon the written request of one or more Audit Committee members addressed to the Chairman of the Audit Committee.

9. Pre-approvals by the Delegate may be modified or revoked by the Audit Committee, but will not absolve the Fund of its responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

10. The results of the Audit Committee’s review of the Delegate’s action on a request for pre-approval shall be recorded in the Audit Committee’s minutes and reported to the full Board of Trustees.

11. Pre-approvals will be granted by the Delegate for a period of no more than one year.

V. Procedures for Monitoring Engagements Authorized Under Pre-Approval Procedures

The independent auditor shall inform the Audit Committee in writing upon the commencement of services rendered under a pre-approval. The independent auditor shall thereafter provide the Audit Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter. Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Audit Committee and an additional express approval or pre-approval must be obtained.

VI. Amendment

These Policies and Procedures may be amended or revoked at any time by the Audit Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee Charter.

Adopted May 4, 2006 and revised February 14, 2007 and October 23, 2007

(e)(2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (C)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(b)	Fiscal year ended 2010- 0%
Fiscal year ended 2009- 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (C)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Ernst and Young for the Funds and certain entities (including the adviser (excluding sub-adviser) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (Funds)), totaled $ 162,695 and $159,195 in 2010 and 2009, respectively, which includes the Funds’ tax fees above in Section I and tax fees for Huntington’s Trust Department related to settlement funds where Huntington National Bank is the executor.

(h) The registrant’s Audit Committee has considered whether the provision of nonaudit services that were rendered to registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provide ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Huntington Funds

By (Signature and Title)*	/s/ R. Jeffrey Young
R. Jeffrey Young, Chief Executive Officer and Principal Executive Officer

Date 03/09/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Jeffrey Young
R. Jeffrey Young, Chief Executive Officer and Principal Executive Officer

Date 03/09/2011

By (Signature and Title)*	/s/ Robert Silva
Robert Silva, Treasurer and Principal Financial Officer

Date 03/09/2011